UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MRV COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): US $26,476,980.00 (purchase price minus operating cash left in entities as described herein and in the stock purchase agreement for Interdata)

(4)	Proposed maximum aggregate value of transaction:
US $26,476,980.00
(5)	Total fee paid:
$3,034.26

☒     Fee paid previously with preliminary materials.

☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

20415 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of MRV Communications, Inc. (the “Company” or “MRV”) to be held at the offices of Fulbright & Jaworski L.L.P., located at 666 Fifth Avenue, New York, New York 10103, on Thursday, October 11, 2012, at 9:00 a.m., EDT.

Detailed information concerning the proposals for your consideration this year is set forth in the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) you received in the mail and in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

The attached Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. You are being asked to (1) elect three directors of the Company, (2) approve the sale of Interdata and the related stock purchase agreement, (3) approve the sale of Alcadon-MRV AB and the related stock purchase agreement, (4) consider and vote upon proposed amendments to our amended and restated certificate of incorporation, as amended, to authorize the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors, which reverse stock split will also reduce the authorized number of shares of our Common Stock, (5) approve an amendment to the Company’s 2007 Omnibus Incentive Plan to eliminate the sublimit on the total number of restricted shares and performance and other stock-based awards of the Company’s stock that have otherwise previously been authorized for the plan and to incorporate additional shareholder-friendly revisions to the plan, and to re-approve the material terms of the plan relating to performance-based awards in order to enable us to satisfy applicable tax law requirements, (6) conduct an advisory vote on the compensation of the named executive officers, (7) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012, and (8) act upon such other matters as may properly come before the Annual Meeting. At the meeting, the Board of Directors will also report on the affairs of the Company, and a discussion period will be provided for questions and comments of general interest to stockholders.

We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you are able to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to submit your proxy at your earliest convenience. Please either submit your proxy by telephone or Internet, or by mail, by promptly signing and returning your proxy card in the return envelope. Please review the instructions on each of your voting options described in the proxy statement as well as in the Notice you received in the mail.

Thank you for your cooperation.

KENNETH H. TRAUB	BARRY R. GORSUN
Chairman of the Board of Directors	Chief Executive Officer

September 11, 2012

20415 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of MRV Communications, Inc. (the “Company” or “MRV”) will be held at the offices of Fulbright & Jaworski L.L.P., located at 666 Fifth Avenue, New York, New York 10103, on Thursday, October 11, 2012, at 9:00 a.m., EDT, to:

1.                                       Elect three directors to serve for the ensuing year and until their successors are elected and qualified;

2.                                       Approve the sale of Interdata and the related stock purchase agreement;

3.                                       Approve the sale of Alcadon-MRV AB and the related stock purchase agreement;

4.                                       Consider and vote upon proposed amendments to our amended and restated certificate of incorporation, to authorize the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors, which reverse stock split would also reduce the authorized shares of our Common Stock in the same ratio;

5.                                       Approve an amendment to the Company’s 2007 Omnibus Incentive Plan to eliminate the sublimit of the number of shares of restricted shares and performance and other stock-based awards that have otherwise previously been authorized for issuance under the plan and to incorporate additional shareholder-friendly revisions to the plan and re-approve the material terms of the plan relating to performance-based awards in order to enable us to satisfy applicable tax law requirements;

6.                                       Conduct an advisory vote on the compensation of the named executive officers;

7.                                       Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012; and

8.                                       Act upon such other matters as may properly come before the Annual Meeting.

All stockholders of record at the close of business on August 14, 2012 are entitled to vote at the Annual Meeting.

Your vote is important. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. If you are a stockholder of record, you may vote in person at the annual meeting even if you have previously returned a proxy card. We will give you a ballot when you arrive. If you do not wish to vote in person or if you will not be attending the annual meeting, you may submit your proxy. To ensure your shares are voted, you may submit your proxy via the Internet or by telephone, or if you have requested or otherwise received or obtained a printed copy of the proxy materials from us by mail, by completing, signing and promptly returning the enclosed proxy card by mail or following the enclosed instructions to submit your proxy by telephone or the Internet.  Procedures for submitting your proxy via the Internet and telephone are described in the General Information section beginning on page 1 of the proxy statement and on the proxy card. For shares held through a bank, broker or other nominee, you must follow the voting instructions provided by your bank, broker or other nominee.

By order of the Board of Directors,

KENNETH H. TRAUB	BARRY R. GORSUN
Chairman of the Board of Directors	Chief Executive Officer

September 11, 2012

i

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why am I being provided with these materials?

MRV Communications, Inc. (the “Company” or “MRV”) has mailed these proxy materials to you in connection with the solicitation by the board of directors of the Company (the “Board of Directors”) of proxies to be voted at the Annual Meeting of Stockholders to be held on October 11, 2012 (the “Annual Meeting”), and at any postponements or adjournments of the Annual Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. If at the close of business on August 14, 2012 you were a stockholder of record or held shares through a bank, broker or other nominee as of that date and you obtain a proxy from your bank, broker or other nominee, you are invited to attend the Annual Meeting and vote your shares in person.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on August 14, 2012, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, which is referred to as the “Record Date,” are entitled to receive notice of, and to vote at, the Annual Meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting. You will be entitled to one vote for each outstanding share of our common stock (the “Common Stock”) you own as of the Record Date. As of the Record Date, there were 158,556,653 shares of Common Stock outstanding and eligible to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in “street name”?

Stockholder of record.  If your shares are registered directly in your name with American Stock Transfer and Trust Company, our transfer agent, you are considered the stockholder of record with respect to those shares, and we will send you the proxy materials, including a proxy card, directly.

Beneficial owner of shares held in street name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials will be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Follow the instructions of your brokerage firm, bank, broker-dealer or similar organization to receive a vote instruction form.

If I am a stockholder of record, how do I vote?

There are four ways to vote:

•                    In person.  You may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

•                    Via the Internet.  You may submit your proxy via the Internet by following the instructions found on the proxy card.

•                    By Telephone.  You may submit your proxy by calling the toll-free number found on the proxy card.

•                    By Mail.  You may submit your proxy by filling out the proxy card and sending it back in the envelope provided.

Internet and telephone facilities will close at 11:59 p.m., EDT, on October 10, 2012 for the submission of proxies by stockholders of record. Mailed proxy cards or voting instruction forms should be returned in the envelope provided to you with your proxy card or voting instruction form, not later than 9:00 a.m., EDT, on October 11, 2012.

If I am a beneficial owner of shares held in street name, how do I vote?

Please refer to the instructions provided by your bank, broker or nominee. Mailed proxy cards or voting instruction forms should be returned in the envelope provided to you with your proxy card or voting instruction form as directed by your brokerage firm, bank, broker-dealer or similar organization for the voting of shares held in street name.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Registration and seating will begin at 8:30 a.m., Eastern Daylight Time. If you attend, please note that you will be asked to present valid photo identification, such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices are not permitted at the Annual Meeting.

Please also note that if you hold your shares in street name, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

Please let us know if you plan to attend the Annual Meeting by marking the appropriate box on the proxy card or, if you submit your proxy by telephone or Internet, indicating your plans when prompted. Whether or not you expect to attend, we urge you to vote your shares in favor of the Board of Directors’ nominees, the approval of the sale of Interdata and the related stock purchase agreement, the approval of the sale of Alcadon-MRV AB (“Alcadon”) and the related stock purchase agreement, the approval of the amendments to the Company’s amended and restated certificate of incorporation, as amended, to authorize the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors, which reverse stock split will also reduce the authorized number of shares of our Common Stock in the same ratio, the authorization of an amendment to the Company’s 2007 Omnibus Incentive Plan (the “Plan”) to eliminate the sublimit of the number of shares of the Company’s Common Stock that may be used for restricted shares and performance and other stock-based awards under the Plan and to incorporate additional shareholder-friendly revisions to the plan, and the re-approval of the material terms of the Plan relating to performance-based awards in order to enable us to satisfy applicable tax law requirements, the advisory vote on compensation for the Named Executive Officers (as defined in “Beneficial Ownership of Common Stock by Directors and Named Executive Officers” on page 13 below) and the ratification of the independent registered public accounting firm.

How many shares must be present or represented to conduct business at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the issued and outstanding shares of Common Stock outstanding on the Record Date constitutes a quorum, permitting the conduct of business at the Annual Meeting. Accordingly, your vote is very important to us, no matter how many or how few shares you own. Whether or not you plan to attend the meeting in person, your shares should be represented and voted.

What vote is required to approve each item?

Proposal 1: Election of Directors.  Pursuant to the majority voting provisions of our bylaws, a nominee for director in an uncontested election will be elected if he or she receives a majority of “FOR” votes. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated.

Proposal 2: Approval of the Sale of Interdata and the Related Stock Purchase Agreement.  For approval of the sale of Interdata and the related stock purchase agreement attached hereto as Annex A, an affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to proposal 2 will have the effect of a negative vote.

Proposal 3: Approval of the Sale of Alcadon and the Related Stock Purchase Agreement.   For approval of the sale of Alcadon and the related stock purchase agreement attached hereto as Annex D, an affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to proposal 3 will have the effect of a negative vote.

Proposal 4:  Adoption of Amendments to the Company’s Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split.  For approval of amendments to our amended and restated certificate of incorporation, as amended, to authorize the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors, which reverse stock split will also reduce the authorized number of shares of our Common Stock in the same ratio, an affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval.  A properly executed proxy marked “ABSTAIN” with respect to proposal 4 will have the effect of a negative vote.

Proposal 5:  Amendment to the Company’s 2007 Omnibus Incentive Plan.  For approval of an amendment to the Plan to eliminate the sublimit of the number of shares of the Company’s Common Stock that may be used for restricted shares and performance and other stock-based awards under the Plan and to incorporate additional shareholder-friendly revisions to the plan, and for re-approval of the material terms of the Plan relating to performance-based awards in order to enable us to satisfy certain tax law requirements an affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval.  A properly executed proxy marked “ABSTAIN” with respect to proposal 5 will have the effect of a negative vote.

Proposal 6: Advisory vote on executive compensation.  For approval of the advisory vote on the compensation of our Named Executive Officers, an affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval. Because this vote is advisory, it is not binding on the Board of Directors or MRV. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. A properly executed proxy marked “ABSTAIN” with respect to proposal 6 will have the effect of a negative vote.

Proposal 7: Ratification of Independent Registered Public Accounting Firm.  For the proposal to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2012, the affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to proposal 7 will have the effect of a negative vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “WITHHOLD” votes with respect to the election of directors, “FOR” and “AGAINST” votes, abstentions and broker non-votes with respect to proposals 2, 3, 4, 5, 6 and 7. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker, bank or other agent as your nominee, you will need to obtain a proxy form or voting instructions from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. If you do not give instructions to your broker, they can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give instructions to your broker, bank or other agent, your shares will be treated as broker non-votes. The election to the Board of Directors of the three directors named in this proxy statement, the approval of the sale of Interdata and Alcadon, the approval of the amendments to the Company’s amended and restated certificate of incorporation to authorize the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors, which reverse stock split will also reduce the authorized number of shares of our Common Stock in the same ratio, the adoption of an amendment to the Plan to eliminate the sublimit of the number of shares of restricted shares and performance and other stock-based awards previously authorized for issuance pursuant to the Plan and to incorporate additional shareholder-friendly revisions to the Plan, and re-approval of the material terms of the Plan relating to performance-based awards in order to enable us to satisfy applicable tax law requirements, and the advisory vote on the compensation of our Named Executive Officers are considered non-discretionary items. Accordingly, if you are a street name holder and have not given instructions to your broker or other agent, your shares will be treated as broker non-votes and will not be voted with respect to any of these matters.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the applicable vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in one of three ways:

•                    you may submit another properly executed proxy by telephone, by Internet, or by signing, dating and returning a later-dated proxy card;

•                    you may deliver a notice of revocation to our Secretary at the address shown at the beginning of this proxy statement; or

•                    you may attend the Annual Meeting and vote in person (however, simply attending the Annual Meeting will not, by itself, revoke your proxy).

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person (however, simply attending the Annual Meeting will not, by itself, change your vote).

What are the Board of Directors’ recommendations?

The Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote “FOR” each of its director nominees and the (a) approval of the sale of Interdata and the related stock purchase agreement, (b) approval of the sale of Alcadon and the related stock purchase agreement, (c) approval of the amendments to the Company’s amended and restated certificate of incorporation, as amended, to authorize the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors, which reverse stock split will also reduce the authorized number of shares of our Common Stock in the same ratio, (d) adoption of an amendment to the Plan to eliminate the sublimit of the number of shares of restricted shares and performance and other stock-based awards of the Company’s stock that have otherwise previously been authorized for issuance under the Plan and to incorporate additional shareholder-friendly revisions to the plan, and re-approval of the material terms of the Plan relating to performance-based awards in order to enable us to satisfy applicable tax law requirements, (e) approval of the compensation of our Named Executive Officers, and (f) ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2012. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

Will stockholders be asked to vote on any other matters?

To the knowledge of the Company and its management, stockholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the Annual Meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

SUMMARY TERM SHEET WITH RESPECT TO PROPOSED SALE OF INTERDATA

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the sale fully, you should read carefully this entire proxy statement and the documents to which we refer. The stock purchase agreement is attached as Annex A to this proxy statement and the related representations and warranties agreement is attached as Annex B, and both agreements are incorporated herein by reference. We encourage you to read both agreements, as they are most important legal documents that govern the sale.  For a more detailed description of the sale, please refer to Proposal No. 2 “Approval of the Sale of Interdata and the Stock Purchase Agreement” beginning on page 36.

The Sale

The stock purchase agreement provides that, subject to the terms and conditions set forth therein, IJ Next, a French “société par actions simplifiée” (“IJ Next”), and a wholly-owned subsidiary of Holding Baelen Gaillard, a French “société par actions simplifiée” (“HBG”), will purchase from the Company all of the Company’s shares of Pedrena Enterprises B.V., a Dutch company (“Pedrena”), free and clear of any pledges or liens.  Pedrena holds 6,097 shares of Interdata, a French “société anonyme” (“Interdata”).  Interdata is a French supplier of a wide range of communications equipment from leading global manufacturers, as well as telecommunications solutions and services, including infrastructure, broadband optical networks, mobile and IP communications, network security, network integration and optimization serving the western European market.  Interdata, in turn, is the parent company of J3TEL, a French “société anonyme” (“J3TEL”).  J3TEL specializes in network testing and audit work. The purchase price to be paid to the Company will be €14.6 million ($18.1 million) in cash. As of June 30, 2012, Pedrena had consolidated net cash (cash on hand, less negotiated liabilities) totaling €1.0 million ($1.2 million).

The Stock Purchase Agreement

The stock purchase agreement is attached as Annex A to this proxy statement, and the related representations and warranties agreement is attached as Annex B.  You should read these agreements in their entirety. They are the most important legal documents governing the sale.

Company’s Reasons for the Sale

After careful consideration, the Board of Directors approved the stock purchase agreement and the related representations and warranties agreement. The Board recommends the Company stockholders vote FOR the approval of the stock purchase agreement and the approval of the sale of Interdata.

In reaching its decision to approve the stock purchase agreement and to recommend that Company stockholders vote to approve the stock purchase agreement and approve the sale of Interdata, the Board of Directors consulted with the Company’s management and the Company’s financial and legal advisors and considered a number of strategic, financial and other considerations referred to under “—Company’s Reasons for the Sale” on page 38.

Conditions to Completion of the Sale

The directors of Pedrena, Interdata and J3TEL shall resign on or prior to the completion date.

The sale is conditioned upon the satisfaction of the following conditions which need to be fulfilled by October 31, 2012 or waived by IJ Next (with respect to (ii) and (iii)) or MRV (with respect to (i)) on or prior to such date:

(i) the acquisition is approved by the requisite vote of the Company’s stockholders;

(ii) the termination of the existing contracts between Interdata/J3TEL and the Company and its subsidiaries and the signature of a new contract securing supply for equipment bought by Interdata and J3TEL from the Company’s subsidiary, MRV Communications - Boston Division, Inc.; and

(iii) (a) the Estimated Revenue is at least 85% of the Target Revenue, (b) the Estimated Margin is at least 85% of the Target Margin  and (c) the Estimated Bookings are at least 85% of the Historical Bookings. “Estimated Revenue” means the revenues  of Interdata and J3TEL estimated by MRV for the Measurement Period. “Estimated Margin” means the gross profit margin of Interdata and J3TEL estimated by MRV for the Measurement Period. “Estimated Bookings” means the accumulated bookings of Interdata and J3TEL as of the End Date.  “End Date” means the last day of the month immediately preceding the month during which the last to occur of the conditions precedent set forth in (a), (b) and (c) above has been satisfied or waived by the appropriate Party.  “Measurement Period” means the period from January 1, 2012 to and including the End Date.

Termination

The stock purchase agreement may be terminated (i) by the written agreement of both IJ Next and the Company, (ii) by IJ Next or the Company if the completion of the acquisition shall not have occurred on or prior to October 31, 2012, or (iii) by either of the parties if the Company’s stockholders do not approve the sale.

Expense Reimbursement

If the stock purchase agreement is terminated by IJ Next or the Company as a result of the rejection of the acquisition by the Company’s stockholders at the Company’s stockholder meeting held before October 31, 2012, the Company will promptly pay to IJ Next a termination fee of €500,000 ($619,000) as non-accountable reimbursement for a portion of IJ Next’s acquisition expenses.

Indemnification

Pursuant to the representations and warranties agreement, the Company will, subject to certain limitations and the terms and conditions of the representations and warranties agreement, indemnify IJ Next from and against any losses suffered by IJ Next and/or Pedrena, Interdata or J3TEL, as a result of (i) any breach of any representation or warranty made by the Company in the representations and warranties agreement or the stock purchase agreement; or (ii) any breach of any covenant, agreement, undertaking or other obligation of the Company contained in the stock purchase agreement and the representations and warranties agreement.

No amount shall become due and payable by the Company in respect of any claims of IJ Next, unless and only to the extent that after application of the provisions of the representations and warranties agreement, the cumulated amount of losses against which IJ Next is entitled to receive an indemnification in respect of one or several claims exceeds €100,000 ($124,000).  Below this threshold, IJ Next shall not be entitled to any indemnification under the representations and warranties agreement.  The maximum aggregate amount of losses and enforcement expenses under the representations and warranties agreement and the stock purchase agreement that may be taken into account in order to determine any right to indemnification in favor of IJ Next, or Pedrena, Interdata and J3TEL, will not, in any event, exceed a global cap amounting to €3.0 million ($3.7 million).

Insurance; Escrow Arrangement

The Company will use its reasonable best efforts to obtain a representations and warranties insurance policy within 90 days following the closing on terms and conditions similar to its prior sale transaction (the “Seller’s Policy”).  In the event that the Company does not obtain the Seller’s Policy, and in the event that the Company’s cash and cash equivalents is less than $20 million as of the end of any fiscal quarter ending on or before December 31, 2013, then the Company shall deposit into an escrow account with a mutually acceptable financial institution €1.5 million (or USD equivalent) to secure its indemnification obligations under the representation and warranties agreement. The escrow account shall be released to the Company on the first business day following December 31, 2013, or following January 31, 2014 if the cash or cash equivalent is less than $20 million for the first time at the end of the last 2013 quarter, other than any amounts that remain the subject of any unresolved claims. In the event that the escrow account is established, the escrow account shall remain in place through December 31, 2013 even if the Company’s cash and cash equivalents balance exceeds $20 million at any time.

Regulatory Approvals

The Company is not aware of any material governmental or regulatory approval required for the sale of Interdata other than approval of the Company’s stockholders.

SUMMARY TERM SHEET WITH RESPECT TO PROPOSED SALE OF ALCADON

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the requested authorization for the sale of Alcadon fully, you should read carefully this entire proxy statement and the documents to which we refer. The stock purchase agreement is attached as Annex D to this proxy statement and is incorporated herein by reference. We encourage you to read it. For a more detailed description of the sale please refer to Proposal No. 3 “Approval of the Sale of Alcadon and the Stock Purchase Agreement” beginning on page 48.

The Sale

The stock purchase agreement provides that, subject to the terms and conditions set forth therein, Deltaco AB (publ) (“Deltaco”) will purchase from the Company all of the shares of Alcadon free and clear of all encumbrances, on a cash-free, debt-free basis. Alcadon is a wholly-owned subsidiary of the Company and is a Swedish supplier of a wide range of optical communication equipment and passive products (both copper and fiber) from leading global manufacturers, test instruments and tools, technical support and training serving the Scandinavian market. The purchase price to be paid to the Company is $6.5 million plus Net Cash. “Net Cash” means Alcadon’s cash and cash equivalents minus Alcadon’s bank debt and other financial debt, required tax payments and bonus debt. Accordingly, the final purchase price payable to the Company will be dependent on the Company’s Net Cash which would be calculated as of September 30, 2012.

The Stock Purchase Agreement

The stock purchase agreement is attached as Annex D to this proxy statement. You should read this agreement in its entirety. It is the most important legal document governing the sale.

Company’s Reasons for the Sale

After careful consideration, the Board of Directors approved the stock purchase agreement. The Board of Directors recommends that Company stockholders vote FOR the approval of the stock purchase agreement and the approval of the sale of Alcadon.

In reaching its decision to approve the the stock purchase agreement and to recommend that the Company’s stockholders vote to approve the stock purchase agreement and approve the sale of Alcadon, the Board of Directors consulted with the Company’s management and the Company’s legal advisors and considered a number of strategic, financial and other considerations referred to under “—Company’s Reasons for the Sale” on page 48.

Conditions to Completion of the Sale

The Company agreed that from the date of the stock purchase agreement to the date of the closing, the following conditions, amongst other conditions, must be satisfied, except to the extent Deltaco may otherwise consent in writing:

•                  Each party will, as promptly as practicable, take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with, and give all notices to, any person or entity required of Deltaco, the Company, Alcadon or any subsidiary, as the case may be, to consummate the transactions contemplated by the agreement;

•                  The Company will call a stockholder meeting to approve the transaction;

•                  The Company will provide access to information by Deltaco and Deltaco’s financing sources;

•                  The Company will not take, nor will it permit Alcadon or its subsidiaries or any affiliate of the Company to take, directly or indirectly, any action to solicit, encourage, receive, negotiate, assist or otherwise facilitate any offer or inquiry from any person concerning an acquisition proposal;

•                  Generally, the Company will cause Alcadon and its subsidiaries to conduct business only in the ordinary course consistent with past practice;

•                  Except as otherwise provided, the Company will use commercially reasonable efforts to obtain from each member of the board of directors of Alcadon and its subsidiaries a letter of resignation;

•                  Except as otherwise provided, all indebtedness and other liabilities under contracts or otherwise between the Company, any officer, director or affiliate (other than Alcadon or any subsidiary) of the Company, on the one hand, and Alcadon and its subsidiaries, on the other, will be paid in full, and the Company will terminate and will cause any such officer, director or affiliate to terminate each contract with Alcadon or any subsidiary; and

•                  No rights of whatever nature related to the use of the name “Alcadon” will be retained by the Company after the closing.

Deltaco will comply with the following conditions, except to the extent the Company may otherwise consent in writing:

•                  No rights of whatever nature related to the use of the name “MRV” will be retained by Deltaco or Alcadon or any subsidiary; and

•                  Deltaco will use its best efforts to provide reasonable access to the Company to certain information after the closing.

Termination

The stock purchase agreement may be terminated (i) before the closing by mutual written agreement of the Company and Deltaco, (ii) by the Company and Deltaco before the closing in the event (x) of a material breach by the non-terminating party of its covenants contained in the agreement, if such non-terminating party fails to cure such breach within five business days following notification thereof by the terminating party or (y) upon notification of the non-terminating party by the terminating party that the satisfaction of any condition to the terminating party’s obligations under the agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach by the terminating party, (iii) at any time by the Company or Deltaco after the Annual Meeting has been held and the stockholder approval has not been obtained or (iv) at any time after October 31, 2012 by the Company or Deltaco upon notification of the non-terminating party by the terminating party if the closing has not occurred on or before such date and such failure to consummate the transaction is not caused by a breach of the agreement by the terminating party.

Expense Reimbursement

If Deltaco or the Company exercises its right to terminate the stock purchase agreement because Company stockholder approval has not been obtained, the Company will promptly pay to Deltaco $250,000 as a non- accountable expense reimbursement by wire transfer of immediately available funds to an account designated by Deltaco.

Indemnification

The Company will indemnify Deltaco for any losses suffered, incurred or sustained by it or Alcadon or any subsidiary resulting from, arising out of or relating to any breach of warranty it makes pursuant to the representations section of the agreement or non-fulfillment of or failure to perform any covenant on the part of the Company contained in the agreement. The Company further indemnifies Deltaco for all costs and expenses incurred  by Deltaco or Alcadon or its subsidiaries resulting or relating to (i) taxes relating to the activities of Alcadon’s former branch office in Finland prior to the closing and (ii) the Company’s loss of, and the inability to deliver to Deltaco at closing, the share certificates issued by Alcadon.

Deltaco will indemnify the Company for any losses suffered, incurred or sustained by the Company resulting from, arising out of or relating to, any breach of warranty or non-fulfillment of or failure to perform any covenant or agreement on the part of Deltaco contained in the agreement or any document delivered thereunder.

The stock purchase agreement establishes thresholds and limits for the amounts payable pursuant to indemnification claims.

Escrow Arrangement

At the closing, Deltaco will pay the Escrow Amount to the escrow agent, pursuant to the terms of the stock purchase agreement and the escrow agreement to be entered into by the Company, Deltaco and the escrow agent. “Escrow Amount” is 10% of the estimated purchase price, and will be released to the Company (subject to any pending claims thereon) no later than December 28, 2012.

Regulatory Approvals

The Company is not aware of any material governmental or regulatory approval required for the sale of Alcadon other than approval of the Company’s stockholders.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The discussion in this proxy statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and may qualify for the safe harbor provided for in Section 21E of the Exchange Act. Forward-looking statements are statements other than statements of historical fact and may be identified by use of such terms as “expects,” “anticipates,” “intends,” “potential,” “estimates,” “believes,” “may,” “should,” “could,” “will,” “would,” and words of similar import.

Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results to differ materially from those projected. In addition, the statements in this proxy statement may involve certain risks, uncertainties and assumptions, the likelihood of which are difficult to assess and may not occur. Some factors, risks and uncertainties that could cause actual results to differ include:

•                    the ability of each business segment and subsidiary to make the expected progress in its respective market;

•                    management’s long-term strategy may not achieve the expected results;

•                    delayed lead times in receiving components and delayed delivery times to customers due to short-term capacity constraints;

•                    potential changes in relationships with MRV’s customers and suppliers and their financial condition;

•                    MRV’s success in developing, introducing and shipping product enhancements and new products;

•                    competition in our market segments, market acceptance of new products and our ability to succeed in entering new markets;

•                    continued market acceptance of existing products and continued success in selling the products of other companies;

•                    product price discounts and general pricing pressure in certain of our markets;

•                    the timing and amount of significant orders from customers;

•                    obsolete inventory or product returns;

•                    warranty and other claims on products;

•                    the continued ability of MRV to protect its intellectual property rights and avoid onerous licensing fees;

•                    changes in product mix;

•                    maturing product life cycles;

•                    implementation of operating cost structures that align with revenue growth;

•                    political instability in areas of the world in which MRV operates or sells its products and services;

•                    currency fluctuations, changes in accounting rules and general economic conditions;

•                    changes in such conditions specific to our market segments;

•                    maintenance of our inventory and production backlog;

•                    supply constraints directly or indirectly caused by natural disasters such as Japan’s earthquakes;

•                    litigation, such as product liability, commercial, intellectual property, customer, employment or securities related claims;

•                    the effects that MRV’s strategic direction might have on MRV’s business, employees, customers and other constituencies;

•                    with respect to the proposed sale of Interdata and Alcadon, conditions to the purchasers’ obligations to complete the transactions;

•                    risk of material adverse change for Interdata;

•                    risks related to indemnification obligations under the Interdata stock purchase agreement or the Alcadon stock purchase agreement;

•                    the reverse stock split may decrease the trading market for the Company’s Common Stock;

•                    the reverse stock split may leave certain stockholders with “odd lots’;

•                    the reverse stock split may not generate increased investor interest; and

•                    with respect to any future use of proceeds that could be declared as a dividend by MRV, competing alternative needs for cash, including investing in its core business or to cover contingent liabilities of MRV.

In light of the risks and uncertainties inherent whenever matters or events expected to occur or not occur in the future are discussed, there can be no assurance that the forward-looking information contained in this proxy statement will in fact transpire or prove to be accurate. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by this introduction. In light of the risks and uncertainties in all such projected operational matters, the inclusion of forward-looking statements in this proxy statement should not be regarded as a representation by the Company or any other person that the objectives or plans of the Company will be achieved or that any of the Company’s operating expectations will be realized. Readers should not place undue reliance on forward-looking statements, which reflect management’s view only as of the date of this proxy statement. Except as required by law, the Company undertakes no obligation to amend this proxy statement or revise publicly these forward-looking statements to reflect subsequent events or circumstances. Readers should also carefully review the risk factors described in other documents the Company files from time to time with the SEC and the cautionary statements contained in our press releases when we provide forward-looking information.

ELECTION OF DIRECTORS

(Proposal No. 1)

General

Each of the following three individuals is a nominee for election to serve a one-year term set to expire at our next Annual Meeting of Stockholders and until his successor is duly elected and qualified: Kenneth H. Traub (Chairman), Robert M. Pons (Vice-Chairman) and Glenn Tongue.

Both Charles Gillman and Igal Shidlovsky, current members of the Board, advised the Chairman of the Board that they are declining to stand for re-election to the Board at the Annual Meeting, and the Board resolved to reduce the size of the Board to three members at the time of the Annual Meeting.

Each of the three nominees identified above has agreed to serve as a director if elected and has consented to being named in this proxy statement, and we have no reason to believe that any nominee will be unable to serve. The Board of Directors has determined that each of the director nominees listed above is an “independent director” as defined in the rules of the Nasdaq Stock Market, LLC, and our Corporate Governance Policies, which are available on our website at www.mrv-corporate.com.

Director Nominees

Biographical information about each director nominee as of July 31, 2012 appears below.

Name and age	Principal Occupation, Business Experience and Directorship
Kenneth H. Traub, Chairman Age 51 Director since 2011

Mr. Traub has over 20 years of senior management, corporate governance, turnaround and transactional experience with public and private companies. Since 2009, Mr. Traub has been the president and chief executive officer of Ethos Management LLC, which specializes in investing in and advising undervalued companies to execute strategies to build and unlock stockholder value. From 1999 until its acquisition by JDS Uniphase Corp. (“JDSU”) in 2008, Mr. Traub served as president and chief executive officer of American Bank Note Holographics, Inc. (“ABNH”), a leading global supplier of optical security devices.  Mr. Traub managed the turnaround, growth and sale of ABNH, and under his leadership, ABNH’s stockholders achieved a gain exceeding 1000 percent.  Following the sale of ABNH, Mr. Traub served as vice president of JDSU, a global leader in optical technologies and telecommunications.  In 1994, Mr. Traub cofounded Voxware, Inc., a pioneer in Voice Over Internet Protocol (“VOIP”) communication technologies, and served as its executive vice president and chief financial officer through 1998. From 1988 to 1994, Mr. Traub served as vice president of Trans-Resources, Inc., a multinational holding company and investment manager.  As a director of MRV, Mr. Traub contributes his extensive experience and expertise in managing, restructuring, rebuilding, growing and selling companies to maximize stockholder value. Mr. Traub currently serves on the boards of directors of the following public companies that are all traded on Nasdaq: (i) iPass, Inc., a leading global provider of mobility services for enterprises and carriers, (ii) MIPS Technologies, Inc., a leading provider of industry standard processor architectures and cores, (iii) DSP Group, Inc., a leading global provider of wireless chipset solutions for converged communications, and (iv) Athersys, Inc., a biotechnology company engaged in the discovery and development of therapeutic product candidates designed to extend and enhance the quality of human life. Mr. Traub also serves as Chairman of the Board of Omnego, Inc., a privately held supplier of digital cards, tickets and coupons on mobile devices.  Mr. Traub previously served on the Board of Directors of Phoenix Technologies, Inc., from 2009 until its sale in 2010, and also served as the chairman of the board of the New Jersey chapter of the Young Presidents Organization (“YPO”) in 2010 and 2011. He received a bachelor of arts degree from Emory College, and a master’s degree in business administration from Harvard Business School.

Name and age	Principal Occupation, Business Experience and Directorship
Robert M. Pons, Vice-Chairman Age 56 Director since 2011

Mr. Pons has over 30 years of senior level management experience with early stage ventures and Fortune 500 and turnaround companies. Currently, Mr. Pons is the chairman of Livewire Mobile, Inc., a comprehensive digital content solutions company for carriers, handset manufacturers and media companies in the mobile content market. Prior to his position at Livewire, from 2008 to January 2011, Mr. Pons was senior vice president of capital markets for The Management Network Group, a provider of professional services to the converging communication media and entertainment industries and the capital formation firms that support them. From 2003 to 2007, he was chief executive officer of Uphonia/SmartServ, Inc., a publicly-traded firm in the wireless industry which was recapitalized and repositioned under his leadership. Mr. Pons began his telecommunications experience at MCI Communications from 1980 to 1986, opening the New England markets and growing them from start-up to a $100 million division, and serving as a special advisor to the president during the company’s highest growth years. In 1986, Mr. Pons was hired by Sprint Corporation to manage its Northeast sales division with over $750 million in revenue, and in 1992, he joined Geotek Communications Inc., a wireless carrier, as its senior vice president of business development. As an early pioneer in the telecommunications industry, Mr. Pons brings to the Board his experience as a senior level executive working in the telecommunications industry. In addition to his position at Livewire Mobile, he currently serves on the boards of (1) Network1 Security Solutions, a company that acquires and maintains an intellectual property portfolio; (2) Concurrent Computer Corporation, a global leader in multi-screen video delivery, media data management and monetization; and (3) Primus Telecommunications Group, a NYSE-traded provider of advanced communication solutions. Mr. Pons received his bachelor of arts degree, magna cum laude, from Rowan University, and holds a patent on enhancement of 9-1-1 systems.

Glenn Tongue Age 53 Director since February 2012

Mr. Tongue is a co-manager of T2 Partners Management, L.P. (“T2”) and related entities which hold almost seven million shares of our Common Stock. He also serves as the sole portfolio manager of a private partnership. Prior to joining T2 in April 2004, Mr. Tongue spent 17 years working on Wall Street, most recently as an investment banker at UBS AG where he was a managing director and head of acquisition finance. Before joining UBS, Mr. Tongue was at Donaldson, Lufkin and Jenrette (“DLJ”) for 13 years, the last three of which he served as the president of the NYSE-listed DLJdirect, an on-line brokerage firm. During his tenure at DLJdirect, he oversaw both its IPO and ultimate sale. Prior to DLJdirect Mr. Tongue was a managing director in the investment bank at DLJ, where he worked on over 100 transactions aggregating more than $40 billion. Before working on Wall Street, Mr. Tongue managed sales, marketing and certain operations at Blonder-Tongue, Inc., a manufacturer of pay television and cable television distribution equipment. Mr. Tongue provides insight as a significant stockholder of the Company and provides significant financial evaluation and transactional experience to the Board of Directors. Mr. Tongue received a master’s of business administration with distinction from the Wharton School of Business and received a bachelor of science in electrical engineering and computer science from Princeton University.

Vote Required

Pursuant to the majority voting provisions of our bylaws, a nominee for director in an uncontested election will be elected if he receives a majority of “FOR” votes. If no contrary indication is made, shares represented by executed proxies will be voted “FOR” the election of the three nominees named above.

Board of Directors’ Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the election of each of the director nominees named above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to each holder known to MRV to be the beneficial owner of 5% or more of the outstanding shares of Common Stock as of July 31, 2012.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Raging Capital Management, LLC William C. Martin 254 Witherspoon Street Princeton, New Jersey 08542	27,766,629 (2)	18.2%

(1)  For each holder included in the table above, percentage ownership is calculated by dividing the number of shares beneficially owned by such holder by the 152,713,233 shares of Common Stock outstanding as of July 31, 2012. To the knowledge of MRV, none of the holders listed above had the right to acquire any additional MRV shares on or within 60 days after July 31, 2012.

(2)  Based on information contained in a Schedule 13D/A filed with the SEC on June 20, 2012, William C. Martin is the managing member of Raging Capital Management, LLC (“Raging Capital”) which is the general partner of each of Raging Capital Fund, LP, which directly owns 8,846,077 shares of Common Stock, and Raging Capital Fund (QP), LP, which directly owns 18,920,552 shares of our Common Stock. Each of the funds shares with Raging Capital and Mr. Martin the power to vote and dispose of the shares directly owned by the funds.

Beneficial Ownership of Common Stock by Directors and Named Executive Officers

We encourage our directors, officers and employees to own our Common Stock, as we believe that owning Common Stock aligns their interest with the interests of our stockholders. To emphasize this point, the Board of Directors implemented stock ownership guidelines in November 2011 for its directors and officers. The guidelines require directors to hold equity in MRV with a value equal to three times their annual cash retainer prior to being able to sell shares issued upon exercise of stock options, restricted shares or other equity grants received after the date of implementation of the policy. Our Chief Executive Officer must hold equity in MRV with a value equal to five times his annual base salary, executive vice presidents and above (including the Chief Financial Officer and presidents of our divisions) are required to hold three times their annual base salaries, and senior vice presidents and vice presidents are required to hold equity with a value equal to two times their annual base salaries, prior to being able to sell shares issued upon exercise of stock options, restricted shares or other equity grants received after the date of implementation of the policy. After directors and officers obtain the threshold stock ownership amounts, they may sell up to 40% of their shares issued upon exercise of stock options, restricted shares and other equity grants received after the date of implementation of the policy. The policy includes a hardship provision for appropriate circumstances.

The following table summarizes the number of shares of Common Stock beneficially owned by our named executive officers (the “Named Executive Officers”) as defined by the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by our directors, and by our directors and executive officers as a group as of August 20, 2012. This table is based on information provided by our officers and directors.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percentage Ownership(3)
Named Executive Officers
Barry Gorsun (4)	112,732	*
Jennifer Hankes Painter	209,401	*
Chris King	—	*
Blima Tuller	—	*
Dilip Singh	1,750,000	1.1%

Directors
Kenneth H. Traub	378,290	*
Robert M. Pons	375,120	*
Charles M. Gillman (5)	4,171,476	2.6%
Igal Shidlovsky	370,355	*
Glenn Tongue (6)	1,097,037	* %
Directors and executive officers as a group (13 persons)	8,501,078	5.6%

* Less than 1%

(1)  Each holder has sole voting and investment power with respect to these shares, subject to applicable community property laws and except as set forth below.

(2)  All amounts shown include shares subject to stock options which are, or will become, exercisable within 60 days of July 31, 2012, and shares of restricted stock. The number of stock options that are included above for the following individuals is: Mr. Gorsun, 62,500; Ms. Painter, 209,401; Mr. Singh, 1,750,000; Mr. Gillman, 168,150; and Mr. Shidlovsky, 289,230. The number of shares of restricted stock that are included above for the following individuals are: Mr. Gorsun, 36,232; Mr. Traub, 375,120; Mr. Pons, 375,120; Mr. Shidlovsky, 36,232; and Mr. Tongue, 1,720.

(3)  For each individual included in the table above, percentage ownership is calculated by dividing the number of shares beneficially owned by the sum of the 152,713,233 shares of Common Stock outstanding as of August 20, 2012 plus the number of shares issuable upon exercise of options that are, or will become, exercisable within 60 days of August 20, 2012 held by such individual (but not giving effect to the exercise of options held by others).

(4)  Total shares includes 14,000 shares held in the Barry Gorsun Revocable Trust UTD 8/9/85.

(5)  The amount set forth above includes 4,003,326 shares owned directly by Boston Avenue Capital LLC (“Boston”). Boston has sole direct voting and investment power over its shares of Common Stock. Stephen J. Heyman and James F. Adelson are the joint managers of Boston. Pursuant to Mr. Gillman’s employment agreement with Nadel and Gussman, LLC, Mr. Gillman is the portfolio manager of Boston. As joint managers of Boston, Messrs. Heyman and Adelson may each exercise voting and investment power over the shares of Common Stock held by Boston. As portfolio manager for Boston, Mr. Gillman may also exercise voting and investment power over the shares of Common Stock held by Boston. As a result, Messrs. Heyman, Adelson and Gillman may each be deemed to be the indirect beneficial owners of shares of Common Stock held by Boston except to the extent of their pecuniary interest therein.

(6)  Mr. Tongue is the co-manager of Deerhaven Fund, LP and Tilson Focus Fund which own 533,827 and 560,900 shares of the Company’s Common Stock, respectively. He may be deemed the beneficial owner of these shares. Mr. Tongue also owns 590 shares of the Company’s Common Stock in his own name.

Information regarding the Company’s securities that are issuable under stockholder-approved and non-stockholder approved plans is set forth in Item 5 Market for the Company’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Committees Generally and Their Members

Our system of governance practices is documented in the MRV Communications, Inc. Corporate Governance Policies (the “Governance Policies”) and the charters of the Audit Committee, Compensation Committee and Nomination and Governance Committee, all of which are available on MRV’s website at www.mrv-corporate.com. The Governance Policies and charters are intended to ensure that the Board of Directors will have the necessary authority and procedures in place to review and evaluate MRV’s business operations and to make decisions that are independent of our management. The Governance Policies also are intended to align the interests of directors and management with those of MRV’s stockholders. The Governance Policies establish the procedures the Board of Directors will follow with respect to Board composition and selection, Board meetings and involvement of senior management, committees of the Board of Directors, director compensation, and the Chief Executive Officer’s performance evaluation. Each of the committee charters addresses annual reviews of the committees and the Nomination and Governance Committee charter gives authority to that committee to recommend to the Board of Directors the process for an annual self-evaluation of the Board of Directors’ performance and the performance of each of the committees. The Governance Policies and committee charters are reviewed from time to time and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. The committee charters were most recently modified by the Board of Directors in November 2011 and the Governance Policies in October 2009.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nomination and Governance Committee. The Audit Committee, Compensation Committee and Nomination and Governance Committee hold regularly scheduled meetings, and special meetings may be held from time to time as the Board of Directors or its committees deem necessary. At regularly scheduled Board of Directors meetings, time is set aside for the independent directors to meet in an executive session without management present.

The Board of Directors met 11 times during 2011 in person or telephonically. No director attended fewer than 75 percent of the meetings of the Board of Directors and the meetings of the committees on which they served during 2011.

In November 2009, the Board of Directors made the position of Chairman of the Board independent in order to improve the Company’s corporate governance and bring new perspective on corporate oversight. Mr. Traub is currently the Chairman of the Board and has held such role since January 2012. In such role, Mr. Traub is responsible for coordinating the activities of the directors, coordinating with the Chief Executive Officer to set the agenda for Board of Directors’ meetings, chairing meetings of the Board, and leading the Board’s review of the performance of the Chief Executive Officer.

If, in the future, the Chairman of the Board of Directors is no longer independent, the Company’s Governance Policies provide that a lead independent director shall be designated who would then assume the responsibilities set forth above.

As a general matter, the Board of Directors has oversight responsibility with respect to risk management and is not responsible for the day-to-day management of risk issues, which is the responsibility of management. However, the Board of Directors directed that an analysis be conducted to identify key enterprise risks and mitigation strategies, and that an enterprise risk management plan be developed for the Company. The review and plan was completed and presented to the Board in 2010. The Board retains oversight of implementation and maintenance of the plan. Further, the Board of Directors approved a Transactional Authority Matrix for the Company in 2010 which is amended from time to time that identifies in detail certain transactions or actions that require various members of management, the committees of the Board and/or the Board itself to review and approve. The Board also focuses on and discusses certain key areas of risk related to the Company’s annual plan and the plan of its subsidiaries, and these areas of risk are periodically addressed and reviewed on an on-going basis.

The members of the Board of Directors, and the main committees of the Board of Directors on which they serve, are identified below:

Name	Audit	Compensation	Nomination and Governance
Kenneth H. Traub (Chairman)	X (1)	X	X(1)
Robert M. Pons (Vice-Chairman)	X	X (1)	X
Charles M. Gillman
Igal Shidlovsky		X	X
Glenn Tongue	X

(1)  Committee Chair

Committees of the Board of Directors and Director Independence

Below is a description of the Board of Directors’ Audit, Compensation and Nomination and Governance Committees. Each of the committees has authority to engage legal counsel, other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of the current Board of Directors and of each committee meets the standards of independence under the Governance Policies and the rules of the Nasdaq Stock Market, LLC. During the 2011 fiscal year, each of the members of the Board of Directors and each committee also met these standards except for Mr. Singh who served as our Chief Executive Officer from July 2010 to December 2011.

Audit Committee

                                                In January 2012, the Audit Committee was re-constituted, and is currently comprised of Messrs. Traub (Chair), Pons and Tongue. Michael Keane (Chair), Joan Herman and Mr. Traub served as committee members from October 2011 to January 2012, and prior to that for the remainder of 2011, the committee consisted of Messrs. Keane (Chair) and Gillman, and Kenneth Shubin Stein. The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of MRV’s accounting, auditing, and financial reporting practices. The Audit Committee’s role includes overseeing MRV’s system of internal controls and disclosure controls, accounting and auditing processes and discussing with management our processes to manage business and financial risk, and compliance with applicable legal, ethical and regulatory requirements. The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm engaged to issue audit reports on our financial statements. The Audit Committee relies on the expertise and knowledge of management and the independent registered public accounting firm in carrying out its oversight responsibilities. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board of Directors has further determined that Mr. Traub is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K, promulgated under the Exchange Act, and Mr. Keane was designated for that role in 2011 until his departure from the Board in January 2012. The Audit Committee met five times during 2011. A current copy of the Audit Committee Charter is available on MRV’s website at www.mrv-corporate.com.

For additional information concerning the Audit Committee, see “Report of the Audit Committee” on page 65 of this proxy statement.

Compensation Committee

The primary responsibilities of the Compensation Committee are: (a) to make recommendations to the Board of Directors as to our general compensation philosophy and to oversee the development and implementation of compensation programs; (b) to evaluate the performance of the Chief Executive Officer based on Board-approved goals and objectives, and based on this evaluation, recommend to the Board of Directors the Chief Executive Officer’s annual compensation level; (c) to evaluate the performance of other senior management and make recommendations to the Board of Directors regarding annual compensation levels; (d) to review and make recommendations to the Board of Directors with respect to the Company’s incentive compensation plans and equity-based plans; and (e) to grant awards under the Company’s equity incentive plans to employees, not including executive officers. The Compensation Committee’s role includes producing the report on executive compensation required by SEC rules and regulations. The Compensation Committee has the authority, to the extent it deems necessary or appropriate, to select and retain special counsel or other experts or consultants, including sole authority to approve the fees and retention terms of such advisors, to assist in the discharge of its duties and responsibilities. The Compensation Committee held five meetings in 2011. A current copy of the Compensation Committee Charter is available on MRV’s website at www.mrv-corporate.com.

Nomination and Governance Committee

The principal responsibilities of the Nomination and Governance Committee are to: (a) lead the search for qualified director candidates for election to the Board of Directors, ensuring the Board of Directors has the appropriate mix of skills and expertise; (b) retain and terminate search firms used to identify director candidates; (c) solicit the views of the Chief Executive Officer, members of our senior management, and members of the Board of Directors regarding the qualifications and suitability of director candidates; (d) establish policies and procedures for the evaluation of director candidates put forth by our stockholders; (e) review and recommend to the Board of Directors a set of corporate governance principles, code of business conduct and ethics applicable to the Board of Directors and the Company; and (f) oversee and evaluate compliance by the Board of Directors and senior management with those corporate governance principles, ethics standards and code of conduct. The Nomination and Governance Committee’s role includes periodically reviewing the compensation paid to non-employee directors, and making recommendations to the Board of Directors for any adjustments. The Nomination and Governance Committee met five times in 2011. A current copy of the Nomination and Governance Committee Charter is available on MRV’s website at www.mrv-corporate.com.

Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nomination and Governance Committee annually reviews with the Board of Directors the applicable skills and characteristics required of Board of Directors nominees in the context of current Board of Directors composition and Company circumstances. The Nomination and Governance Committee works with the Board of Directors to determine the appropriate characteristics, skills and experiences for the Board of Directors as a whole and its individual members with the objective of having a Board of Directors with business experience, diversity and personal skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors. In evaluating the suitability of individual Board members, the Board of Directors takes into account many factors, including a general understanding of marketing, finance, and other disciplines relevant to the success of a publicly-traded company in today’s business environment; an understanding of the Company’s business and technology; educational and professional background; and personal accomplishment. The Board of Directors evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience and skill sets. In determining whether to recommend a director for re-election, the Nomination and Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board of Directors.

Although the Board does not have a separate policy regarding diversity, it believes it is benefitted by a diversity of viewpoints, backgrounds and experience among its members, as reflected in the criteria for Board membership. Accordingly, diversity is one of the factors considered by the Nomination and Governance Committee in evaluating individuals for nomination to the Board of Directors.

Our Board currently consists of five members, four of which have joined us within the last three years. In October 2009, Mr. Gillman joined the Board as part of a settlement agreement entered into in October 2009 resolving a proxy contest with dissident stockholders. As part of the settlement agreement, the Company agreed that the Board of Directors would recommend for approval three director nominees designated by the dissident stockholders, and Mr. Gillman was elected to the Board in November 2009 at the Annual Meeting of Stockholders pursuant to the agreement.

In September 2011 the Company held discussions with certain significant stockholders, and as a result of these discussions, requested recommendations of Board nominees from representatives of Raging Capital Management, LLC and the Singer Children’s Management Trust. Raging Capital recommended Mr. Traub, and the Singer Children’s Management Trust recommended Mr. Pons. Each of these individuals was reviewed and approved by the Board of Directors, and each accepted their nomination to the Board in October 2011.  Mr. Tongue was also part of the discussions held in September 2011 as a significant stockholder, and in February 2012, he was nominated and joined the Board.

The committee will consider stockholder recommendations for candidates for the Board of Directors in the same manner as other candidates. All stockholder recommendations must be in writing, addressed to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary. Submissions must be made by certified mail or commercial courier service (i.e., Federal Express). Hand delivered or emailed submissions will not be considered.

Compensation of Directors

Our compensation program for non-employee directors is designed to achieve the following goals: compensation should fairly pay directors for the work accomplished by the directors; compensation should align directors’ interests with the interest of our stockholders; and the structure of the compensation should be simple, transparent and easy to understand.

Cash Compensation.  In November 2010, the Board of Directors approved a compensation arrangement for non-employee directors. The annual cash retainer fee for all non-employee directors was set at $42,000, with no per meeting fees. All non-Chair committee members receive an annual $4,000 cash retainer fee per committee, while the Chairs of the committees receive the following annual cash retainer fees: Audit Committee Chair, $10,000; Compensation Committee Chair, $7,000; and Nomination and Governance Committee Chair, $6,000. The Chairman of the Board receives an additional annual cash retainer fee of $100,000 for his services, and with the appointment of Mr. Pons to the role of Vice-Chairman in January 2012, an additional $100,000 annual cash retainer fee was provided to the Vice-Chairman as well. The cash retainer fees are paid in quarterly installments, and are prorated as appropriate based upon the dates and capacities in which each individual non-employee director serves.

Equity Compensation.  The compensation arrangement for non-employee directors approved in November 2010 included an equity compensation component as well as a cash retainer fee component. Each of the non-employee directors receives an equivalent of $50,000 of equity each year, which amount the director can elect to receive in stock options or restricted stock, with a maximum of 50% election in restricted stock. The grant date for the equity issuances is set for June 1 of each year. The number of shares to be received in stock options is determined by using the Black-Scholes valuation method, the number of shares of restricted stock is determined by using the closing price of MRV’s Common Stock on the valuation date, and the valuation date is set at three business days prior to the grant date. The stock options and restricted stock each vest in full upon the earlier of one year from date of grant or a change of control, as defined in our Plan. The stock options have an exercise price equal to the closing price of the Company’s Common Stock on the date of grant.

No stock options or restricted stock were granted to directors in 2009, however a make-up cash payment of approximately $40,000 was made to Mr. Shidlovsky and certain other past directors in March 2011 to compensate for this missed grant.

In January 2012, the Board of Directors concluded that its Chairman and Vice-Chairman had made significant contributions, and would be expected to provide extensive services to the Company in light of the Board and management transition and the strategic processes the Board was overseeing. Therefore, the Board approved a grant of 175,000 shares of restricted stock to each of Messrs. Traub and Pons. These grants held the same terms as the annual director restricted stock grants, with vesting in full upon the earlier of one year from the date of grant or a change of control. The next applicable grant date for the restricted stock was February 1, 2012, and the closing price of MRV’s Common Stock on that date was $0.97 per share.  The Board approved further shares of restricted stock to Messrs. Traub and Pons in May 2012 equivalent to $100,000 each, with the same terms as discussed above, and the next applicable grant date for the restricted stock under our policy relating to grants of equity-based awards was June 1, 2012, and the closing price of MRV’s Common Stock on that date was $0.68 per share.

In November 2009, the Board provided all of its directors the ability to elect to receive stock options in lieu of payment of the cash compensation described above and this election is currently still available to directors upon request. The equivalent stock options are valued pursuant to the Black-Scholes valuation method, and are granted on the same date as the annual grant of stock options to Board members. The stock option grants in lieu of payment for cash compensation are granted annually in advance. For the directors who elected equivalent stock options instead of cash fees, the Black-Scholes valuation used to convert cash to stock options was $0.98 per share for the June 1, 2011 grant, and $0.49 for the June 1, 2012 grant.

In October 2011, the Board of Directors declared a special cash dividend of $75 million to the Company’s stockholders. As discussed below in “COMPENSATION DISCUSSION AND ANALYSIS—The Role of Consultants” beginning on page 23, the Compensation Committee had engaged Farient Advisors LLC (“Farient”) to provide advice to, among other things, ensure that equity holders are not adversely impacted by the loss in value created by declaration and payment of the dividend. The Board of Directors followed the recommendation of Farient, and provided a staggered cash payment to option holders equal to the loss in fair value of their options using the Black-Scholes methodology as a result of the dividend. Directors who were option holders on November 10, 2011, the payable date of the special dividend, received 50 percent of the payment amount in respect of their vested options promptly following payment of the dividend, and will receive the remaining 50 percent of the payment amount 12 months following, conditioned upon continuous service to MRV, subject to certain acceleration conditions including death, disability or a change of control. Directors who are option holders with unvested options will receive the cash payment in 12 months following as well, subject to the same conditions described above. Holders of restricted stock were paid the same dividend amount per share as stockholders, and directors holding restricted stock received this payment in November 2011.

In May 2012, the Board of Directors declared a second special cash dividend of approximately $47.3 million to the Company’s stockholders. The Compensation Committee engaged Farient again to provide Black-Scholes calculations to address the loss in fair value of options to option holders as a result of the special dividend. The Board of Directors reviewed and approved the variables impacting the Black-Scholes methodology, and provided a staggered cash payment to option holders equal to the loss in fair value of their options pursuant to the Black-Scholes calculations. Directors who were option holders on May 25, 2012, the payable date of the special dividend, received 50% of the payment amount in respect of their vested options promptly following payment of the dividend, and will receive the remaining 50 percent of the payment amount 12 months following, conditioned upon continuous service to MRV, subject to certain acceleration conditions including death, disability or a change of control. Directors who are option holders with unvested options will receive the cash payment in 12 months following as well, subject to the same conditions described above. Holders of restricted stock were paid the same dividend amount per share as stockholders, and directors holding restricted stock were paid this dividend promptly following the dividend payable date.

Director Compensation Table

The following table summarizes the compensation of our non-employee directors in fiscal year 2011. Mr. Singh, a former Chief Executive Officer and director for MRV, was compensated as a full-time employee during his tenure and he received no additional compensation for his service as a director. Information regarding the compensation awarded to Mr. Singh is reported in the Summary Compensation Table and related executive compensation tables. Mr. Tongue is not included in this table as he did not begin his directorship until February 2012.

Name	Fees Earned or Paid in Cash (1)	Stock Awards ($) (2)	Option Awards ($) (3)	All Other Compensation ($) (4)	Total ($)
Kenneth H. Traub(5)	$10,302	$15,927	$15,896	$—	$42,125
Robert M. Pons(5)	$9,478	$15,927	$15,896	$—	$41,301
Charles M. Gillman(6)	$—	$—	$91,042	$8,686	$99,728
Igal Shidlovsky(5)	$48,000	$24,467	$23,709	$67,438	$163,615
Joan E. Herman(5)	$50,412	$24,467	$23,709	$12,337	$110,926
Michael E. Keane(5)	$52,000	$16,312	$31,611	$7,878	$107,801
Michael J. McConnell(5)	$46,618	$—	$47,418	$2,751	$96,787
Kenneth H. Shubin Stein(6)	$—	$—	$189,670	$258,910	$448,580
Philippe Tartavull(5)	$68,986	$24,467	$23,709	$10,442	$127,604

(1)  The amounts reported in the “Fees Earned or Paid in Cash” column reflect the total annual cash retainer earned by each director in fiscal year 2011 for Board and committee membership.

(2)  On June 1, 2011, each of Ms. Herman and Messrs. Shidlovsky and Tartavull received 17,730 shares of restricted stock, and Mr. Keane received 11,820 shares of restricted stock. The grant date fair value of these grants was $1.38 per share, determined in accordance with ASC 718. On December 1, 2011, Messrs. Traub and Pons, who joined the Board in October 2011, each received a pro rata grant of 18,961 shares of restricted stock for the period of the year that they would serve through May 31, 2012, and the grant date fair value, determined in accordance with ASC 718, was $0.84 per share. All of these stock grants vest one year from the date of grant, subject to continuous service.

(3)  The aggregate number of shares of restricted stock and stock option awards outstanding as of December 31, 2011 for the directors listed above were 102,932 and 1,175,745, respectively.

(4)  The Board of Directors authorized bonuses to all holders of stock options and shares of restricted stock in connection with a special $75 million dividend paid to stockholders in November 2011 to compensate for their loss in value. The bonus amounts for stock options were equal to the loss in the Black-Scholes value of the stock options due to the $75 million dividend, 50% payable immediately for vested stock options. The payments for shares of restricted stock was equal to the dividend payable to stockholders payable immediately. The amounts listed in the “All Other Compensation” column reflect these bonuses paid out in November 2011, with the exception that the amount listed for Mr. Shidlovsky also includes a payment of $40,306 granted to him by the Board in March 2011 for missed stock option grants in 2008 and 2009 due to the Company’s undergoing a restatement of its financial statements during that time period. Further, the amount listed for Dr. Shubin Stein includes an equivalent value of $175,895 for the acceleration of vesting of certain options and extended expiration period using the Black-Scholes valuation method.

(5)  The following directors received the following stock options for shares of the Company’s Common Stock on June 1, 2011 with an exercise price of $1.38 per share: Ms. Herman, 24,272; Mr. Keane, 32,362; Mr. McConnell, 48,544; Mr. Shidlovsky, 24,272; and Tartavull, 24,272. Messrs. Traub and Pons, who joined the Board in October 2011, were each granted 26,352 stock options on December 1, 2011 with an exercise price of $0.84 per share. All of the director stock options granted in 2011 vest in full one year from the date of grant subject to continuous service, have an exercise price equal to the closing price of the stock on the date of grant, and have a 10-year term. Amounts reflect the aggregate grant date fair value determined in accordance with ASC 718, which was $0.98 per share on June 1, 2011, and $0.60 per share on December 1, 2011.

(6)  Dr. Shubin Stein and Mr. Gillman each elected to receive stock options for shares of the Company’s Common Stock in lieu of a cash retainer, as described above in Equity Compensation under the section entitled “Compensation of Non-Employee Directors.” Dr. Shubin Stein was expected to earn an equivalent of $150,000 in fees from June 1, 2011 to May 31, 2012, and Mr. Gillman was expected to earn an equivalent of $46,000 in fees from June 1, 2011 to May 31, 2012, and on June 1, 2011, these fees were provided to them in stock option awards in advance pursuant to the terms discussed above in the amounts of 145,631 and 44,660, respectively. In addition to receiving stock options in lieu of their cash retainers, they each elected to receive their equity awards solely in stock options, and this resulted in grant amounts of 48,544 options to each of Dr. Shubin Stein and Mr. Gillman on June 1, 2011.  Each of these option grants vest in full one year from the date of grant, have an exercise price of $1.38 per share, and have a 10-year term. Amounts reflect the aggregate grant date fair value determined in accordance with ASC 718, which was $0.98 per share on June 1, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, our directors, executive officers and stockholders who own more than 10% of a registered class of the Company’s equity securities are required to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and 10% or greater stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We believe, based on filings we have made on behalf of directors and officers, and on a review of copies of such reports furnished to us, that the reports required of our executive officers, directors and 10% or greater stockholders were duly and timely filed during the year ended December 31, 2011.

Relationships of Officers and Directors

Pursuant to the Audit Committee Charter, it is the responsibility of the Audit Committee to review and approve all related party transactions. While there is no formal policy regarding the standards to be applied by the Audit Committee in determining whether to approve or disapprove related party transactions, in determining whether a proposed related party transaction is in the best interests of the Company and whether to approve or disapprove the transaction, the Audit Committee will generally consider, among other factors, the terms that it believes would be available to the Company in an arms’ length transaction with an unrelated third party. In particular, the Audit Committee has historically required that the terms of the transaction be no less favorable to the Company than those available from an unaffiliated third party and that the Company would be expected to obtain a consistent or more favorable result than it would in an arms’ length transaction with an unrelated third party. In applying this standard, the Committee also considers whether the transaction would be conducted differently than it would be with an unrelated third party. Other factors that may be considered by the Committee in making such determination include the benefit of the transaction to the Company (including the cost, nature, quantity and quality of the goods or services involved), and the terms, conditions and circumstances of the transaction. In making such determination, the Committee relies on information provided to it by Company management as well as the general knowledge and experience of Committee members.

There were no transactions or series of transactions in 2011, or subsequently, in excess of $120,000 regarding related persons as defined by the rules and regulations promulgated under the Exchange Act, with the exception that on January 20, 2012, the Company entered into a settlement agreement with T2 Partners LLC (“T2 Partners”), which is co-managed by Mr. Tongue, and paid T2 Partners $200,000 to settle a dispute with the Company. The Board of Directors appointed Mr. Tongue to the Board on February 23, 2012.

Communications with the Board of Directors

The Board of Directors maintains a process by which stockholders and other interested parties may communicate with members of the Board of Directors. Any stockholder or other interested party who desires to communicate with the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board of Directors, c/o Chief Compliance Officer, 20415 Nordhoff Street, Chatsworth, California 91311.

All communications received in accordance with this procedure will be reviewed initially by our Chief Compliance Officer to determine that the communication is a message to our directors and will be relayed to the appropriate director or directors unless the officer determines that the communication is an advertisement or otherwise constitutes inappropriate material. The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate.

Code of Business Conduct and Corporate Governance

We have adopted a Code of Business Conduct and Corporate Governance that applies to all of our directors, officers and employees. In compliance with the applicable rules of the SEC, special ethics obligations of the Chief Executive Officer, Chief Financial Officer, and other employees who perform financial or accounting functions are set forth in the section of the Code of Business Conduct and Corporate Governance entitled “Special Ethics Obligations of Employees with Financial Reporting Responsibilities.” The Code is available through our website at www.mrv-corporate.com. Printed copies are available free of charge and may be requested by contacting the Investor Relations Department either by mail at corporate headquarters, by telephone at (818) 773-0900 or by e-mail at ir@mrv.com.

We intend to satisfy the disclosure requirements under the Exchange Act regarding an amendment to, or a waiver from, the Code of Business Conduct and Corporate Governance by posting such information on our website at www.mrv-corporate.com.

EXECUTIVE OFFICERS OF THE COMPANY

Biographies of the current executive officers of the Company are set forth below.

Barry Gorsun, age 69, Chief Executive Officer

Mr. Gorsun joined MRV in October 2010 and served as President of MRV’s Optical Communications Systems division (“OCS”). In December 2011, the Board added the role of President and Chief Operating Officer of MRV to his title, and in February 2012, he became the Chief Executive Officer of MRV. He has over 40 years of technology management experience. He began his career as an engineer for RCA Missile Systems where he worked as manager of the technical team that successfully developed the radar and transponder system for the first manned moon flight in 1969. As director of manufacturing and engineering at Bowmar/Ali, he contributed to the growth of the company from start-up to $300 million in revenues. During his tenure as the vice president of operations at Modicon Corporation, the company grew from $5 million to $200 million in five years, at which time due to his efforts the company was acquired by Gould Inc. As executive vice president at Analogic Corporation, he assisted in growing that firm to $250 million in revenue during a four year period. Mr. Gorsun joined Summa Four in 1983 as vice president of operations, was promoted to chief operating officer and then president and chief executive officer in which role he served for five years until his appointment as chairman in 1993 when the company went public. At Summa Four, Mr. Gorsun led a total company refocusing in response to significant industry changes and marketing challenges. In 1998, Mr. Gorsun was responsible for the sale of Summa Four to Cisco Systems, Inc.. Mr. Gorsun has also served as the chairman of the Computer and Communication Industry Association, an industry resource/forum on the national level from 1993 to 1995, and a member of the board of directors of Cetcon, Inc., a start-up telecommunications engineering consulting firm from 2000 to 2004. He was a director of Gensym Corporation, an industry leader in intelligent operations and management software tools and solutions from 1998 to 2006; and served as a member of the executive committee of the International Engineering Consortium from 1996 to 2000. He also co-founded SQMsoft, a global software company focused on the efficient and effective use of energy and bandwidth. From 2006 to 2010, Mr. Gorsun was the managing partner of Baystate Capital, his personal investment company.

Stephen Garcia, age 53, Chief Financial Officer

Mr. Garcia has served as our Chief Financial Officer since April 2012, and is currently a consultant with Avant, a position he has held since November 2010. Mr. Garcia temporarily left Avant from April to July 2011 to be the chief financial officer at Capario, a medical claims clearing house. From November 2008 to April 2010, Mr. Garcia was the chief financial officer at Glenmount Global Solutions, an automation, energy management and information solutions professional services company. From July 2003 to July 2008, he was the chief financial officer at Obagi Medical Products, Inc., a global specialty pharmaceutical company specializing in skin care systems, where he led the company’s IPO in 2006 and secondary offering in 2007. Mr. Garcia joined Incomnet Communication, which later became CCC Globalcom Corp., in 1997 as controller, and was promoted to vice president of finance then chief financial officer, where he was responsible for the company’s West coast operations, regulatory compliance, human resources, and SEC compliance. Prior to becoming a chief financial officer, Steve served as a controller for eight years in various private and public companies. Mr. Garcia began his career in the attestation services group of Deloitte & Touche, LLP. Mr. Garcia is a certified public accountant and received his bachelor of science degree in accounting from the University of Southern California.

Jennifer Hankes Painter, age 43, VP, General Counsel, Chief Compliance Officer and Secretary

Ms. Painter joined MRV as Vice President, General Counsel in February 2009, became the Chief Compliance Officer in July 2009, and added the title of Secretary in November 2009. Prior to joining MRV, from 2004 to 2008 Ms. Painter served as vice president, assistant general counsel for The Ryland Group, Inc., a national homebuilder, where she was responsible for the company’s regulatory compliance, corporate governance, financings, and general corporate and employment law. From 2001 to 2004, Ms. Painter served as vice president, general counsel of Cadiz Inc., a public water and agricultural company, where she was responsible for the company’s domestic and international legal and compliance issues. Prior to joining Cadiz, Ms. Painter was employed as an associate with Sullivan & Cromwell LLP, an international law firm, where she dealt with merger and acquisition transactions, securities and other corporate matters; and was an officer in the U.S. Army Corps of Engineers prior to her legal career. She received a bachelor of science degree in civil engineering from the U.S. Military Academy and a juris doctor degree from Loyola Law School of Los Angeles. Ms. Painter is an active member of the California Bar.

David Stehlin, age 55, President, Optical Communications Systems division

Mr. Stehlin joined MRV’s OCS division in April 2011 as the Senior Vice President of Sales and Marketing, and in February 2012, became the President of the OCS division. He has more than two decades of telecommunications industry experience, having held executive level positions at various equipment manufacturing companies since 1990. From 2003 to March 2011, Mr. Stehlin was the president of Overture Networks, Inc., a developer and manufacturer of high-speed Carrier Ethernet edge and aggregation solutions, and president and chief executive officer of Ceterus Networks, Inc. which merged into Overture Networks. From 2002 to 2003, he was the president and chief executive officer of Valo, Inc., an early stage venture-backed start up focused on developing a new copper-bonding access system for North American carriers. From 1999 to 2001, he was the president and chief executive officer of OnePath Networks, Inc., a venture-backed start up building multi-service fiber optic access systems for major communications service providers. From 1990 to 1999, he was the senior vice president of sales and marketing of Keptel, Inc., then president of Keptel and Antec Network Transport, divisions of Antec, Inc., a major provider of hybrid fiber-coaxial and interconnection products to the telecommunications industry. From 1984 to 1989 he held various sales management positions with both Laser Precision and Siecor, high-end fiber optic test equipment companies. After graduating from the U.S. Naval Academy with a bachelor of science degree in international security affairs, Mr. Stehlin served as an infantry officer in the U.S. Marine Corps. Additionally, he earned a master’s of business administration degree from National University.

Beth Arnold, age 53, VP, Finance

Ms. Arnold has been our Vice President, Finance since April 2012, and is currently a senior consultant with Avant. Prior to joining Avant in January 2012, she was a principal consultant at Assurance Partners, LLP, a consulting company providing interim and part-time finance professional services from 2008 to 2011. From 2006 to 2008, she was the vice president and controller of the 99¢ Only Stores, a $1.2 billion publicly-traded retailer. Prior to her service at 99¢ Only Stores, she was the vice president and controller at Worldwide Restaurant Concepts, a publicly-traded holding company from 1999 to 2005. She held finance and accounting roles with various companies earlier in her career. Ms. Arnold is a certified public accountant and received her bachelor of science degree in business administration from George Mason University.

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis explains our strategy, design and decision-making around our compensation programs and practices as they relate to our Named Executive Officers. The Compensation Committee has the responsibility for evaluating, approving and recommending to the Board of Directors MRV compensation programs. The Compensation Committee is also responsible for reviewing and evaluating the performance of our Chief Executive Officer and his direct reports, including all of the Named Executive Officers, relative to meeting corporate goals and objectives, and determining compensation levels for these officers based on this evaluation.

Philosophy

When determining our compensation structure in 2011, the Compensation Committee believed that the best mix of compensation consists of base salary, performance-based cash bonuses and longer-term equity incentive compensation in the form of stock options. Base salaries are a necessary part of our compensation program and provide executives with a fixed portion of pay that is not performance-based. However, our compensation policies in 2011 were generally structured to establish a competitive overall compensation package that is heavily weighted towards pay-for-performance. Accordingly, we set base salaries below the midpoint of a market-based industry (discussed in more detail below) range and weighted total compensation more heavily towards incentive bonuses and long-term equity awards to encourage the accomplishment of corporate performance objectives. At the end of 2011, the Board of Directors approved a new strategic direction for the Company which emphasized maximizing the return to stockholders and aligned management compensation with this new direction. While the focus remained on performance-based compensation in 2012, it shifted from long-term equity compensation in the form of stock options to shorter term performance bonuses. The Board of Directors therefore did not authorize any grants of stock options or other equity to Named Executive Officers in 2012, but instead provided Mr. Gorsun, the Company’s Chief Exectuive Officer, and Ms. Painter, the Company’s VP, General Counsel, with cash incentive bonuses based on the return of value to stockholders.

The Compensation Committee believes that the performance-based cash bonuses should be easy to understand and directly tied to the Company’s performance. Therefore, in March 2010, the Board of Directors approved the MRV Incentive Compensation Plan (the “Plan”), an annual cash incentive plan applicable to the Named Executive Officers and other management, and amended the performance objectives for 2011. In 2011, the Compensation Committee used financial metrics exclusively for the Plan’s performance targets in an effort to align the financial interests of our management, including the Named Executive Officers, with long-term stockholder value creation. Specifically, the Plan tied bonus payments to operating income, operating cash flow and revenue targets.

In 2011, the Compensation Committee used long-term equity awards to attract and motivate its executive team. The equity awards were designed to create a strong connection between executive compensation and sustainable long-term stockholder value.

This philosophy may cause compensation to fluctuate from year to year, and as a result, the Named Executive Officers’ compensation levels may be above or below the comparable range of our peers.

To the extent readily determinable, the Compensation Committee considers the anticipated tax treatment to MRV and to the officers and employees of various types of compensation, including the limitation of Section 162(m) of the Internal Revenue Code of 1986, as amended. Some types of compensation and associated deductibility for Company tax purposes depend upon the timing, pricing, vesting or exercise of granted stock options. Interpretations of and changes in the tax laws also affect the deductibility of compensation.

Risk Oversight and Controls.    As a general matter, the Board of Directors has oversight responsibility with respect to risk management and is not responsible for day-to-day management of risk issues, which is the responsibility of management. With respect to this oversight responsibility, the Board has approved a Transactional Authority Matrix, as amended from time to time, to address approval controls required for various types of actions. Areas of risk that are focused on at quarterly Board meetings are the review of contingent liabilities and significant litigation matters. With respect to compensation plans rewarding risk-taking, the Compensation Committee has reviewed our compensation policies and practices for all employees, including executive and non-executive officers, and determined that our compensation programs do not give rise to risks reasonably likely to have a material adverse effect on MRV. The Committee noted several design features of MRV’s incentive programs for all executive officers in particular that reduce the likelihood of excessive risk-taking and instead encourage behaviors that support stockholder value. For example:

•                    The program design for 2011 provided a balanced mix of annual and longer-term incentives;

•                    The program design for Named Executive Officers in 2012 provides for a return of value to stockholders, reducing risk to stockholders;

•                    In November 2011, our Board approved stock ownership guidelines for executive officers as well as directors that require the directors and officers to obtain a meaningful equity ownership level before they can sell their equity grants, thereby increasing their alignment with stockholder value; and

•                    Pay-for-performance compensation included in the Company’s 2011 Incentive Compensation Plan was spread over various financial metrics, and the targets were balanced by appropriate target setting and sliding payout scales.

Annual Compensation Methodology

The Compensation Committee meets annually to review the salary, bonus and stock option award compensation given to the Named Executive Officers and our other highly compensated employees, and reviews and recommends to the Board the incentive plans for each of our subsidiaries and business segments. In addition, the Plan provides for bonuses based on corporate and business unit performance, as applicable, and each year the Compensation Committee will adjust targets pursuant to the Plan. For Named Executive Officers, the Compensation Committee determines whether the officers’ performance for the preceding year justifies adjustments to base salaries, bonuses and granting of share-based compensation. The Compensation Committee then recommends its overall compensation plan to the full Board for its approval. The full Board also approves the annual operating plan of the Company and each of its business units for the year on which the financial targets of the Plan are based. In addition, the Compensation Committee may consider discretionary bonuses for performance exceeding expectations and uses its discretion in review of Plan targets and performance.

Through 2011, the Compensation Committee reviewed and approved proposed grants of awards for equity incentive plan participants. The total amount of grants and specific grants for senior officers were further recommended to the full Board for approval. Common Stock-based awards had been viewed as an important component of total executive pay, aligning compensation with increasing stockholder value and, thus, providing an important benefit to stockholders. Stock options provide a financial reward only in the event that stockholder value is increased. Generally, within compensation programs, stock options are viewed as a cost-effective method for providing equity-based long-term incentive compensation. In 2012, the shift from stock options to short-term incentive bonus plans reflects the Board’s strategic plan to return value to stockholders in a timely manner.

The Role of Consultants

The Compensation Committee retained the services of Farient Advisors LLC, an executive compensation consulting firm, beginning in January of 2010, and has continued to engage the consulting firm to present. Farient serves as our outside compensation advisor and provides advice regarding executive compensation decisions. Under the terms of the engagement, Farient provides the Compensation Committee with relevant competitive market data and alternative program designs to consider. Farient has no relationship with MRV other than as our compensation consultant, and will not provide additional services to us without the advance consent of the Compensation Committee.

To support our Compensation Committee’s decision-making in 2011, Farient prepared a comprehensive assessment of compensation for the top 30 executive positions in the six countries in which these positions were located. The review was intended to help the Compensation Committee:

•                   understand current competitive positioning across business entities and locations;

•                   establish a competitive pay structure that can be applied consistently across MRV, while taking into account country-specific market practices and the relative impact of positions internally; and

•                   institute a total compensation philosophy and structure that is weighted towards pay-for-performance.

The Farient study set forth our competitiveness regarding base salaries, total cash compensation, long-term incentive and total direct compensation. Farient then made recommendations to move MRV into alignment over a two- to three- year period with our market peers, targeting the 25th to 50th percentile of the industry average. Farient further took into consideration the Compensation Committee’s philosophy to weight overall compensation towards pay-for-performance in its recommendations, which recommendations were accepted by the Compensation Committee. Specifically, the Compensation Committee approved Farient’s recommendation to provide merit-based salary increases for 2011 considering the Company’s average for base salary was below the 25th percentile industry average, while keeping annual short-term incentive compensation levels at their current level as they were generally already at the 25th to 50th percentile industry average, and increasing stock option long-term incentive grants to adjust for the lower than industry average base salaries.

During 2011, Farient was retained for a separate study to provide advice regarding the effects that a special dividend of $75 million would have on outstanding stock options and restricted stock, and what could be done to (a) ensure that option holders and restricted stockholders were not adversely impacted by the loss in value created by declaration and payment of the dividend, and (b) continue to incentivize employees to stay with MRV and its subsidiaries. Farient reviewed what other companies had done under similar circumstances, and addressed MRV’s specific circumstances and the goals of the Compensation Committee. Farient recommended that the Board of Directors approve a staggered cash payment to option holders equal to the loss in fair value of their options using the Black-Scholes methodology as a result of the dividend. They recommended that option holders who provide service to the Company at the time of the payment of the dividend receive 50 percent of the payment amount in respect of their vested options promptly following payment of the dividend, and 50 percent of the payment amount 12 months following, conditioned upon continuous service to MRV, subject to certain acceleration conditions such as involuntary termination without cause, death or disability, change of control of MRV, or a sale of the business unit in which the option holder is employed. Option holders with unvested options would receive the cash payment in 12 months, subject to the same conditions described above.  These recommendations were reviewed and approved by the Compensation Committee and Board of Directors.

In May 2012, Farient was retained to provide advice and Black-Scholes calculations in relation to a second special dividend of approximately $47.3 million that was paid out to stockholders on May 25, 2012. Farient recommended that the same staggered cash payment program that was paid to option holders with respect to the November 2011 dividend be used in relation to the second special dividend. The Board reviewed and approved the variables that are used in the Black-Scholes calculations, and the payments to be made to option holders.

The Role of Executive Officers in Determining Executive Compensation

Consistent with our Compensation Committee charter, the Compensation Committee, or the Board upon recommendation of the Compensation Committee, makes all final compensation decisions related to the Chief Executive Officer and his direct reports, which includes all of the Named Executive Officers other than the Chief Executive Officer. To aid in making those recommendations and decisions for 2011, our Chief Executive Officer and the VP, Human Resources provided information and recommendations to the Compensation Committee in setting compensation in 2011, including information relating to the performance of the executive officers, appropriate levels and components of compensation, including equity grants, and the targets for business unit performance or other goals for our annual cash incentives. In 2012, MRV no longer had a VP, Human Resources, and our Chairman and Vice-Chairman were directly involved in setting, and providing recommendations to the Board for, compensation for the Named Executive Officers. The Chief Executive Officer continued to provide his recommendations to the Compensation Committee on compensation for his direct reports and provided information relating to the performance of his direct reports.

In particular, our typical practice, continued through 2011, called for our Chief Executive Officer and VP, Human Resources to meet with the Compensation Committee at or near the beginning of each fiscal year to present for review and approval, as applicable:

•                   An analysis of the 30 most highly compensated employees at MRV, which included, among other things, their salary, short-term cash incentive bonus, long-term bonus incentive, and benefits;

•                   Recommendations on aggregate base salary merit increases by entity and entity bonus pools based on market global compensation data and our financial performance during the prior fiscal year for all employees on the payroll to be included as part of the annual budget process; and

•                   A recommended corporate performance rating structure for determination of the annual cash incentive awards, which structure was based upon key metrics that, if achieved, would create positive market performance and was a basis for creation of long-term stockholder value.

At the end of each year, our Chief Executive Officer also assists our Compensation Committee in evaluating our corporate performance and providing performance ratings for each of his direct reports for the recently completed fiscal year. Our internal procedures regarding compensation for all executive officers and individuals with a direct reporting relationship to the Chief Executive Officer require that Board approval be sought and received. Our Human Resources department also supports the Compensation Committee in various other compensation-related tasks and in some cases acts pursuant to delegated authority to fulfill various functions in administering our compensation programs.

Determination of the Chief Executive Officer’s Compensation

In February 2012, the Board appointed Mr. Gorsun as our Chief Executive Officer. In conjunction with his promotion, the Board provided him with a compensation plan that reflected its intent to follow its strategic path to maximize return of value to stockholders. Therefore, along with an increase of his annual base salary to $380,000, Mr. Gorsun was provided with a new performance-based bonus structure. His new bonus arrangement provides for a bonus to be paid to him in the event that any distribution (including, but not limited to, through stock or cash dividends, a distribution of assets, share buy-backs, or a sale of the Company) is made to our stockholders subsequent to the date of the Letter Agreement. The amount of any such bonus payable to Mr. Gorsun will be equal to the sum of (i) 160% of his annual base salary times per-share cumulative future stockholder distributions to the extent less than or equal to $1.15, plus (ii) 480% of annual base salary times the per-share cumulative future stockholder distributions, if any, in excess of $1.15. Further, upon termination without cause, he will receive a bonus amount calculated by deeming that a stockholder distribution was made in the amount of net proceeds of any sale of all or a portion of the Company occurring between February 2012 and the date of termination, deducting from the calculation any bonuses previously received pursuant to this bonus arrangement. The terms of this bonus arrangement are further described in “Gorsun Executive and Letter Agreements” beginning on page 32.

In May 2012, the Board approved a discretionary bonus of restricted stock to Mr. Gorsun equivalent to $25,000, with vesting in full upon the earlier of one year from the date of grant or a change of control, and a grant date set for the next applicable grant date, which was June 1, 2012 pursuant to our policy relating to grants of equity-based awards. The closing price of MRV’s Common Stock on that date was $0.68 per share.

In December 2011, the Board had appointed Mr. King to take on the role of Interim Chief Executive Officer in addition to his role as Chief Financial Officer. He held this position until he announced his intent to resign, and the Board appointed Mr. Gorsun as his replacement. In January 2012, the Board retroactively set Mr. King’s annual base salary at $350,000, providing him with quarterly bonuses of $37,500 as well for the period that he acted in the capacity of Chief Executive Officer, for an effective annual cash compensation package of $500,000. Mr. King’s performance-based compensation for 2012 had not yet been confirmed when he announced his decision to resign. Before that, Mr. Singh had been the Company’s Chief Executive Officer from July 2010 until his separation in December 2011. Mr. Singh’s compensation had been structured by the Board of Directors to incentivize him to stabilize the Company’s financial results and implement a turnaround plan. He was given a one-year employment agreement beginning on July 1, 2010 with an annual base salary of $500,000, no bonus plan, and a grant of 1,750,000 stock options that vested on June 30, 2011. The significant stock option grant was intended to reward him for improving stockholder value during the one-year term.

The Role of Peer Groups and Benchmarking

In consultation with the Compensation Committee, for 2011, Farient selected a compensation peer group of the following 11 public communication equipment and networking companies that it believed to be similar to MRV based on product and customer profile.

•    Aviat Networks, Inc.,

•    Bel Fuse Inc.,

•    CIENA Corp.,

•    Emulex Corp.,

•    Extreme Networks, Inc.,

•    Harmonic Inc.,

•    Infinera Corp.,

•    Ixia,

•    Opnext, Inc.,

•    Sonus Networks, Inc., and

•    Tekelek.

The peer group revenues ranged from $200 million to $700 million, with a median annual revenue of approximately $400 million. Two peers from the 2010 compensation peer group (Finisar Corp. and Oclaro, Inc.) were removed because they were more closely competitive with our optical networking business which we divested in October 2010, and a third peer (F5 Networks, Inc.) was excluded because its revenue exceeded the target revenue range maximum. The peers were also selected due to their substantial international presence, with international revenue near 60% of total revenue. The peer group compensation data was analyzed along with published survey data. The general compensation survey information was provided by iPas Global Technology Survey, Mercer LLC and Towers Watson.

Incentive Compensation Plan and Bonus Targets

In March 2011, the Board of Directors, upon recommendation by the Compensation Committee, approved amended performance targets to the Plan, our annual cash incentive plan, and bonus percentage targets for management and other participants under the Plan, which percentage targets did not change for the Named Executive Officers from the prior year. In approving the targets for performance-based cash bonus compensation, the Compensation Committee and Board took the Farient benchmarking study into consideration and the committee’s philosophy of weighting performance-based compensation. Mr. Singh had a separate compensation arrangement which he entered into upon his hire on July 1, 2010, and was not a participant in the Plan. The targets were calculated as percentages of annual base pay, and were set forth below for the following Named Executive Officers:

Name	Bonus Target
Barry Gorsun	45%
Jennifer Hankes Painter	60%
Chris King	60%
Blima Tuller	40%

For example, Mr. Gorsun’s target was 45% of his annual base pay, which was $230,000 as of December 31, 2011. Therefore, if the Company had met 100% of the performance metrics set forth under the Plan, his target bonus for 2011 would have been 45% times $230,000, or $103,500.

The Plan, which set forth the terms for which an annual bonus was earned, provided that a participant’s bonus was based on the operating income, operating cash flow and revenues of the business operating unit to which the participant of the Plan belonged. The targets were set above the prior year’s achievements, and were intended to incentivize the participants to push their teams to reach their goals. The Plan also had a minimum threshold of 80% for the operating income target before any bonus could be earned, and the bonuses were not earned unless the participant was employed as of the end of the Plan year, regardless of the reason for termination (unless otherwise set forth in a severance agreement). For 2011, the Board eliminated the use of individual objectives which were aligned with the objectives of the Company as a component of the Plan. Instead, such annually defined individual objectives are used in performance evaluations and assist with promotional reviews and determinations. For Mr. King and Mmes. Painter and Tuller, 25% of their 2011 target was allocated to revenue objectives, 25% to operating cash flow objectives and the remaining 50% was allocated to operating income objectives based on the Company’s Board-approved consolidated annual operating plan. Mr. Gorsun’s bonus target weighed the objectives in the same ratios, but were split 80% to his business unit’s approved annual operating plan, and 20% to the Company’s consolidated annual operating plan. The target bonus percentages were based on the individual participant’s level of responsibility in the Company and market factors.

In January of 2012, the Board of Directors reviewed the performances of Mr. King and Mmes. Painter and Tuller, and determined that each of Mr. King and Ms. Painter would earn 100% of their target bonuses, and Ms. Tuller would earn 150% of her target bonus in light of the significant contributions each had made during a transition period for the Company and for retention purposes. The Plan was then eliminated for the Named Executive Officers going forward, and for those officers continuing in their employment (Mr. Gorsun and Ms. Painter), a new bonus structure was put in place. The new bonus structure is intended to align these officers with the Board’s strategic focus to return value to stockholders, and is further described in “Gorsun Executive and Letter Agreements” beginning on page 32.

Policy Governing Grant of Stock Options

We adopted a written policy relating to grants of equity-based awards, updated in March 2011, to supplement the provisions of our equity-compensation plans and to govern the timing of stock option grants to employees generally and to officers and directors in particular. The goal in adopting the policy was to seek to ensure that equity-based awards were made in a manner consistent with the terms of the governing plans and at prices and times that are determinable, and only upon approval by the Compensation Committee, or the Board of Directors for certain executives including the Named Executive Officers.

Fiscal Year 2011 and First Half of 2012 Compensation Decisions

Base Salary.  In 2011, the Compensation Committee requested a study from Farient for the Company’s highly compensated employees based on the peer group discussed above under “The Role of Peer Groups and Benchmarking” beginning on page 25. In consultation with Farient and in consideration of information provided in the study and personal performance, the Board of Directors increased the base salaries of the following Named Executive Officers in March 2011:

Name	Base Salary Increase	Aggregate Base Salary
Chris King	$16,100	$246,100
Jennifer Hankes Painter	$6,900	$236,900
Blima Tuller	$47,600	$217,600

Mr. King’s merit-based increase was intended to move him closer to the 25th to 50th percentile of his peer group, Ms. Painter’s increase kept her within the targeted 25th to 50th percentile of her peer group, and Ms. Tuller’s increase took into account her outstanding performance, putting her at the 50th percentile of her peers. Messrs. Singh’s and Gorsun’s base salaries were set at the time of their hire in 2010 at $500,000 and $230,000, respectively, and while such amounts were set prior to the most recent Farient study, they were within the targeted 25th to 50th percentile of the industry average according to that study.

In January 2012, the Board set Mr. King’s annual base salary at $350,000 retroactive to December 2011, providing him with quarterly bonuses of $37,500 as well for the period that he would act in the capacity of Chief Executive Officer, for an effective annual cash compensation package of $500,000. Concurrent with Mr. King’s promotion, Mr. Gorsun had been promoted to the role of MRV’s President and Chief Operating Officer in December 2011, and also received an increase in annual base salary to $330,000 in January 2012 retroactive to his promotion date. When Mr. Gorsun was promoted to Chief Executive Officer in February 2012, his annual base salary increased to $380,000. Further, in order to retain the services of Ms. Painter and upon review of her performance, her annual base salary was increased to $272,435 in January 2012.

Separation and Transition Payments.  In January 2012, Mr. King and Ms. Tuller made the decision to resign, and were provided with separation and transition agreements in order to retain their services through the later of March 30, 2012 or the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”) with the SEC. The separation and transition agreements provided for separation payments of $350,000 and $308,800 for Mr. King and Ms. Tuller, respectively, within 60 days of their separation date assuming certain conditions were met, which they were. Per Ms. Tuller’s agreement, she also received accelerated vesting and payment of an approximately $40,000 bonus payment related to the November 2011 special dividend to stockholders to be paid within 60 days of her separation.

Engagement of New Chief Financial Officer and VP, Finance.  Upon notice of the intended separations of Mr. King and Ms. Tuller, the Board of Directors considered various options for their replacement, and decided to work with a professional services company to provide the Company with the services of a chief financial officer and vice president, finance. The Board engaged Avant Advisory Group, LLC (“Avant”) in February 2012 to provide for outsourced interim services for the positions of a chief financial officer and vice president, finance, and the Company shall pay Avant a fee of $97,834 per month for a minimum of three months, with overtime charged at $225 per hour over 50 hours per week. Subsequent to the initial three-month term, Avant may continue to supply a chief financial officer and vice president, finance on a quarterly, monthly, weekly, day or hourly rate basis at the request of MRV. The per hour rates for these services range from $225 to $350, depending on the duration of the commitment and the services to be provided.

2011 Incentive Compensation Bonus Plan.  The Board reconfirmed the same annual incentive bonus targets as the prior year for Messrs. King and Gorsun and Mmes. Painter and Tuller at 60%, 45%, 60% and 40%, respectively, in February and March of 2011. The financial metrics that were the performance targets for the Plan in 2011 were designated as operating income, operating cash flow and revenues, with an 80% operating income minimum threshold. Mr. Singh did not have an annual incentive bonus target.

In the first quarter of 2012, the Company approved and made bonus payouts for participants of the Incentive Compensation Plan during 2011, with the Board of Directors approving exceptions to the Plan’s target requirements in certain cases to account for extraordinary events or performance, and in consideration of the need to retain the Company’s key management. In consideration of extraordinary events and performances of the following Named Executive Officers, bonuses were paid out in March 2012 under the Plan for 2011 as follows regardless of the operating income minimum threshold requirement and target achievement:

Name	Percentage of Target	Cash Amount
Jennifer Hankes Painter	100	$ 142,140
Chris King	100	$ 151,930
Blima Tuller	150	$ 130,560

The target bonus for Mr. King was calculated using a pro rated base salary that balanced eleven months at his Chief Financial Officer rate of $246,100 and one month at his interim Chief Executive Officer rate of $350,000.

2012 Bonus Arrangements.  Mr. Gorsun and Ms. Painter were provided with a new performance-based bonus structure in February 2012. Their new bonus arrangement provides for a bonus to be paid to them in the event that any distribution (including, but not limited to, through stock or cash dividends, a distribution of assets, share buy-backs, or a sale of the Company) is made to our stockholders subsequent to the date of the Letter Agreement. The amount of any such bonus payable to each of them will be equal to the sum of (i) 160% of the executive’s annual base salary times per-share cumulative future stockholder distributions to the extent less than or equal to $1.15, plus (ii) 480% of annual base salary times the per-share cumulative future stockholder distributions, if any, in excess of $1.15. Further, upon a termination without cause, each officer will receive a bonus amount calculated by deeming that a stockholder distribution was made in the amount of net proceeds of any sale of all or a portion of the Company occurring between February 2012 and the date of termination, deducting from the calculation any bonuses previously received pursuant to this bonus arrangement. The terms of the bonus arrangements are further described in “Gorsun Executive and Letter Agreements” beginning on page 32.

Stock Option Grants.  The Compensation Committee believes that in general, equity grants are an important part of long-term variable incentive compensation which aligns management with stockholder value, and as such, the Committee approved annual stock option grant amounts for 2011 for specified employees at its March 2011 meeting under the Company’s Plan. The grants for senior officers, including the Named Executive Officers, were further approved by the full Board of Directors at the recommendation of the Committee. These stock options have an exercise price equal to the closing price of the shares of MRV’s Common Stock on June 1, 2011, the date of grant, accelerate upon a change of control, and vest pro rata over three years in annual increments beginning on the first anniversary of the grant date, and if an employee works for a subsidiary, 50% of the unvested stock options vest on the change of control of that subsidiary. In addition, the stock options expire within the earlier of 30 days from the date of separation of service or ten years. Mr. King received 230,000 stock options under these terms; Ms. Painter received 200,000; and Ms. Tuller received 40,000. Each of the option grants to the Named Executive Officers were intended to, in addition to the other components of compensation, place the officers within the targeted 25th to 50th percentile of the industry average of compensation for their peers. These option grants were recommended by Farient to the Compensation Committee in line with the Compensation Committee’s objectives of weighting for pay-for-performance and staying within a targeted 25th to 50th percentile industry average, and were approved as recommended.

Cash Bonuses to Option Holders related to $75 million and $47.3 million Special Dividend.  Upon declaration of a $75 million dividend to the Company’s stockholders in October 2011, the Board of Directors knew that the value of stock options held by its option holders would decrease, and that the stock options would significantly lose their retention value. Therefore, upon recommendation by the Compensation Committee and Farient as described above under “The Role of Consultants,” the Board of Directors approved a staggered cash payment to option holders equal to the loss in fair value of their options as a result of the dividend, using the Black-Scholes valuation methodology. All option holders who were continuing to provide service to the Company on the dividend payable date of November 10, 2011, including the Named Executive Officers, received 50 percent of the payment amount in respect of their vested options promptly following payment of the dividend, and will receive the remaining 50 percent of the payment amount in November 2012, conditioned upon continuous service to MRV, subject to certain acceleration conditions including involuntary termination without cause, death or disability, a change of control, or a sale of the business unit to which the option holder is employed. Option holders who held unvested stock options on November 10, 2011 will receive 100% of the cash payment related to those options in November 2012, subject to the same conditions described above.

Each of the Company’s Named Executive Officers received the following payments in November 2011, and are eligible for the remaining payments upon vesting in November 2012:

Name	Nov 2011 Payment	Nov 2012 Eligible Payment
Barry Gorsun	$—		$74,993
Jennifer Hankes Painter	$12,254		$151,419
Chris King	$17,097	$	—(1)
Blima Tuller	$4,953		$40,331(2)
Dilip Singh	$290,378		—(1)

(1)  Pursuant to separation agreements entered into with Messrs. Singh and King, they will not be receiving the November 2012 cash payments due to their resignations.

(2)  The separation and transition agreement for Ms. Tuller provided for the acceleration of her November 2012 payment within 60 days of her separation date, and she has already received this amount.

In May 2012, the Board of Directors declared a second special cash dividend of approximately $47.3 million to the Company’s stockholders. The Compensation Committee engaged Farient again to provide Black-Scholes calculations to address the loss in fair value of options to option holders as a result of the special dividend. The Board of Directors reviewed and approved the variables impacting the Black-Scholes methodology, and provided a staggered cash payment to option holders equal to the loss in fair value of their options pursuant to the Black-Scholes calculations. All option holders who were continuing to provide service to the Company on May 25, 2012, the payable date of the special dividend, received 50 percent of the payment amount in respect of their vested options promptly following payment of the dividend, and will receive the remaining 50 percent of the payment amount 12 months following, conditioned upon continuous service to MRV, subject to certain acceleration conditions including death, disability or a change of control. Option holders with unvested options will receive the cash payment in 12 months following as well, subject to the same conditions described above.

Each of the Company’s Named Executive Officers received the following payments in May 2012, and are eligible for the remaining payments upon vesting in May 2013:

Name	May 2012 Payment	May 2013 Eligible Payment
Barry Gorsun	$1,392	$9,741
Jennifer Hankes Painter	$5,126	$42,458

Employee Benefits

Executives are generally entitled only to benefits consistent with those offered to our other employees. We offer group life, disability, medical, dental and vision insurance and a 401(k) plan.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee has consisted of Messrs. Pons (Chair), Traub and Shidlovsky since January 2012. Prior to that, Philippe Tartavull, Michael McConnell and Ms. Herman served on the Compensation Committee in 2011, with the exception that Mr. Gillman replaced Ms. Herman in October 2011. No member of the Compensation Committee was, during 2011 or at any other time, an officer or employee of MRV or any of its subsidiaries; was formerly an officer of MRV or any of its subsidiaries; or had a relationship in 2011 requiring disclosure under applicable SEC regulations. No executive officer of MRV serves or served as an executive officer, director or member of the compensation committee (or other board committee performing equivalent functions, or in the absence of such committee, the entire board of directors) of another entity, any of whose executive officers served as a member of the Compensation Committee or as a director of MRV.

Stockholder Advisory Vote on Executive Compensation

The results of the stockholder advisory vote on executive compensation proposal at our January 2012 annual meeting of stockholders were very favorable, with over 94% of the shares that were voted approving, and less than 6% voting against or abstaining from voting. With respect to the advisory vote on the frequency of holding an advisory vote on executive compensation, holders of over 98% of the Company’s Common Stock approved the Board-recommended one year frequency, with the remaining shares voting for a two or three year frequency or abstaining from voting. We appreciate the confidence our stockholders have in our Board of Directors oversight of executive compensation. Our Board continues to review and revise the Company’s compensation programs to keep the programs in line with the Board’s strategic plan for the Company, and we intend to take our stockholders’ advice to request an advisory vote of stockholders on executive compensation on a one year frequency.

Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate future filings, in whole or in part, including its Annual Report on Form 10-K for the year ended December 31, 2011 and its Registration Statements on Forms S-3 and S-8, the following Report shall not be incorporated by reference into any such filings.

The Compensation Committee of MRV Communications, Inc. has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated under the Exchange Act and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee of the Board of Directors
Robert Pons, Chair
Igal Shidlovsky
Kenneth Traub

SUMMARY COMPENSATION TABLE

The following table summarizes information regarding compensation paid and the fair value of option grants during each of the past three fiscal years to the Named Executive Officers serving during the year ended December 31, 2011.

Name	Year	Salary	Bonus (1)	Option awards (2)	Non-Equity Incentive Plan Compensation (3)	All other compensation (4)	Total
Barry Gorsun (5)	2011	$261,272	$—	$—	$—	$7,470	$268,742
Chief Executive Officer	2010	53,120	$—	$302,175	$31,272	$547	$387,114

Jennifer Hankes Painter (6)	2011	$241,456	$12,254	$201,220	$142,140	$7,917	$604,987
VP, General Counsel, Chief	2010	$223,179	$25,000	$203,561	$152,186	$4,409	$608,335
Compliance Officer and Secretary	2009	$156,923	$78,670	$28,745	$—	$5,859	$270,197

Chris King (7)	2011	$250,833	$17,097	$231,403	$151,930	$7,917	$659,180
Former Chief Financial Officer	2010	$225,653	$15,000	$218,483	$149,978	$4,660	$613,774
and Interim Chief Executive Officer	2009	$186,076	$95,995	$11,498	$—	$8,160	$301,729

Blima Tuller (8)	2011	$221,785	$4,953	$40,244	$130,560	$7,917	$405,459
Former VP, Finance	2010	$170,102	$7,091	$34,580	$74,990	$3,318	$290,080

Dilip Singh (9)	2011	$473,077	$290,378	$—	$—	$486,813	$1,250,268
Former Chief Executive Officer and Director	2010	$249,374	$—	$1,608,425	$—	$3,591	$1,861,391

(1)  The Board of Directors authorized bonuses to all employees equal to the loss in the Black-Scholes value of their stock options due to a special $75 million dividend paid to stockholders in November 2011, one-half of the vested amount paid out immediately, which equaled $12,254 for Ms. Painter, $17,097 for Mr. King, $4,953 for Ms. Tuller and $290,378 for Mr. Singh. Ms. Tuller received a discretionary bonus in August 2010 of $7,091 for her work closing the second quarter financial statements despite finance staff reductions in that period. Mr. King and Ms. Painter each received discretionary bonuses in December 2010 in the amounts of $15,000 and $25,000, respectively, for their efforts in completing the sale of Source Photonics. In 2009, Mr. King and Ms. Painter received discretionary bonuses to reinstate approximately 35% of the 10% reduction in the base salary incurred the prior nine months and for their work in connection with completing the restatement of our financial statements, in aggregate amounts of $35,995 and $34,670, respectively. The remainder of the cash bonuses set forth in 2009 for Mr. King and Ms. Painter were earned in 2009 and paid out in March 2010.

(2)  Amounts reflect the aggregate grant date fair value determined by MRV calculated in accordance with Financial Accounting Standards Board ASC 718 Compensation — Stock Compensation (“ASC 718”). The stated amounts do not reflect whether the recipient will actually realize a financial benefit from the awards. For additional information regarding valuation assumptions, refer to Note 13 (Share-Based Compensation) in the Notes to our financial statements included in our Original Filing.

(3)  The Non-Equity Incentive Plan Compensation cash bonuses earned for the year designated are paid out in March of the following year.

(4)  None of the Named Executive Officers received perquisites in excess of $10,000, and therefore such amounts are not included in the “All other compensation” or “Total” columns. For each Named Executive Officer, “All other compensation” includes life insurance premiums paid by MRV and contributions made by MRV to the Company’s 401(k) savings plan on the officer’s behalf.

(5)  Mr. Gorsun was hired in October 2010 as the President of MRV’s OCS division. He was additionally appointed as President and Chief Operating Officer of MRV in December 2011, and in February 2012, he became the Chief Executive Officer.

(6)  Ms. Painter joined MRV in February 2009 as VP, General Counsel, added the Chief Compliance Officer role in July 2009, and became the Company’s Secretary in November 2009.

(7)  Mr. King joined MRV in January 2008 as VP, Finance and Chief Compliance Officer, was promoted to Chief Financial Officer in July 2009, and took on the Interim Chief Executive Officer role from December 2011 to February 2012. He maintained his role as Chief Financial Officer through his departure in March 2012.

(8)  Ms. Tuller was hired as the Director of Finance in December 2008, was promoted to the position of VP, Finance in July 2009 and departed in March 2012.

(9)  Mr. Singh was MRV’s Chief Executive Officer from July 2010 to December 2011. His compensation set forth for 2011 in the “All other compensation” column consists of severance pay of $460,000, vacation and personal time pay of $19,000, a 401(k) match amount of $7,350 paid by MRV, and a life insurance premium payment by MRV of $463.

GRANTS OF PLAN-BASED AWARDS IN 2011

The following table summarizes awards to Named Executive Officers during 2011:

							Exercise
							price of	Grant
						Number of	option	date
			Estimated future payout under non-equity			securities	award	fair value
	Grant	Approval	incentive plan awards (1)			underlying	($/share)	of option
Name	date	date	Threshold	Target	Maximum	options (2)	(3)	award (4)
Barry Gorsun	2/7/2011	2/7/2011	$—	$107,250	$187,688

Jennifer Hankes Painter	3/9/2011	3/9/2011	$—	$142,140	$248,745
	6/1/2011	3/9/2011				200,000	$1.38	$201,220

Chris King	3/9/2011	3/9/2011	$—	$151,930	$265,878
	6/1/2011	3/9/2011				230,000	$1.38	$231,403

Blima Tuller	3/9/2011	3/9/2011	$—	$87,040	$119,000
	6/1/2011	3/9/2011				40,000	$1.38	$40,224

(1)  Each of these awards were paid out in March 2012 pursuant to the Company’s Incentive Compensation Plan as set forth in the subsection entitled 2011 Incentive Compensation Bonus Plan in the Fiscal Year 2011 and First Half of 2012 Compensation Decisions section of the Compensation Analysis and Discussion above.

(2)  Each of these non-qualified stock option awards was granted under the Plan and vests pro rata over three years in annual increments from the date of grant, provided the executive officer is employed by the Company on such vesting dates.

(3)  The exercise price for the stock options granted was the closing price of our Common Stock as reported by the OTC QB Marketplace on the date of grant.

(4)  Dollar amounts reflect the grant date fair value of the awards determined using the Black-Scholes model, which is the method we use to report the fair value for option awards in our financial statements in accordance with ASC 718, and do not reflect the actual value that may be realized upon exercise. The grant date fair value is $1.01 per option to purchase a share of the Company’s Common Stock. The assumptions used to calculate the value of the option awards are set forth under Note 13 (Share-Based Compensation) in the Notes to the financial statements included in our Annual Report filed with the SEC on Form 10-K for the year ended December 31, 2011.

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END

			Number of	Number of
			securities	securities
			underlying	underlying
			unexercised	unexercised	Option	Option
			options	options	exercise	expiration
Name	Grant date		exercisable	unexercisable	price	date
Barry Gorsun	12/1/2010	(1)	62,500	187,500	$1.66	12/1/2020

Jennifer Hankes	12/1/2009	(1)	25,000	25,000	$0.78	12/1/2019
Painter	8/13/2010	(1)	58,876	176,600	$1.19	8/13/2020
	6/1/2011	(2)	—	200,000	$1.38	6/1/2021

Chris King	3/3/2008	(1)(3)	37,500	12,500	$1.49	3/3/2018
	12/1/2009	(1)(3)	10,000	10,000	$0.78	12/1/2019
	8/13/2010	(1)(3)	63,182	189,546	$1.19	8/13/2020
	6/1/2011	(2)(3)	—	230,000	$1.38	6/1/2021

Blima Tuller	12/1/2009	(1)(3)	15,000	15,000	$0.78	12/1/2019
	12/1/2009	(4)	10,000	10,000	$0.78	12/1/2019
	8/13/2010	(1)(3)	10,000	30,000	$1.19	8/13/2020
	6/1/2011	(2)(3)	—	40,000	$1.38	6/1/2021

Dilip Singh	7/1/2010	(5)	1,750,000	—	$1.25	12/5/2015

(1)  These stock options vest in one-fourth annual installments beginning on the first anniversary of the date of grant based on the executive officers’ continued employment on the vesting date, and have a 10-year term.

(2)  These stock options vest in one-third annual installments beginning on the first anniversary of the date of grant based on the executive officers’ continued employment on the vesting date, and have a 10-year term.

(3)  Mr. King and Ms. Tuller departed on March 30, 2012, therefore forfeiting all of their unvested options, and accelerating the expiration date of their vested options to 30 days from their termination date.

(4)  Ms. Tuller’s second stock option grant on December 1, 2009 vested in one-fourth installments on June 1, 2010 and 2011, and the remainder has been forfeited by her departure on March 30, 2012, with the vested options expiring 30 days following her termination date.

(5)  Mr. Singh was granted these stock options upon his hire and the options vested in full on June 30, 2011. They expire four years from his termination date of December 5, 2011.

Other Compensation Information

There were no option exercises by Named Executive Officers during 2011. We did not grant to any Named Executive Officer, nor did any Named Executive Officer vest in, any stock appreciation rights, or similar instruments, restricted stock, restricted stock units, or similar instruments during 2011. We generally do not have pension or other retirement plans, except for a 401(k) savings plan under which we make employer contributions on behalf of U.S. employees and pension plans where required for our foreign subsidiaries, and we make contributions to a 401(k)-type insurance fund for our Israeli employees. We do not have any nonqualified defined contribution or other nonqualified deferred compensation plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Employment Agreements and Change of Control Arrangements

Gorsun Executive and Letter Agreements.  Mr. Gorsun entered into an executive agreement (“Executive Agreement”) with our OCS subsidiary, MRV Communications — Boston Division, Inc. (“MRV Boston”) in March 2011 that provided for his compensation, severance and other terms of employment, which was modified in part by a letter agreement dated February 8, 2012 (“Letter Agreement”) entered into by the Company and Mr. Gorsun in conjunction with his promotion to Chief Executive Officer. The Executive Agreement provided for a base salary of $230,000 per year (increased to $380,000 per year by the Letter Agreement), a target cash incentive bonus of 45% of his base salary for 2011 pursuant to the Company’s Incentive Compensation Plan, and standard benefits as provided to similarly situated executives. Mr. Gorsun also would receive a lump sum payment equal to six months base salary and payment of premiums of COBRA or its equivalent for 12 months upon termination by the Company without “cause” or by him for “good reason.” Further, if there is a “change of control” of the Company, he will receive a lump sum payment equal to 12 months base salary, and upon a “change of control” of MRV Boston, accelerated vesting of, and up to a three-year extended expiration period for, unvested equity grants. Upon his termination by the Company without cause or by him for good reason in the 12-month period following a change of control of the Company, he shall receive a lump sum payment equal to 12 months base salary and payment of premiums of COBRA or its equivalent for 12 months. The agreement includes, among other things, non-compete, non-solicitation and non-disparagement provisions.

The Letter Agreement set forth a revised bonus structure for Mr. Gorsun going forward. His new bonus arrangement provides for a bonus to be paid to him in the event that any distribution (including, but not limited to, through stock or cash dividends, a distribution of assets, share buy-backs, or a sale of the Company) is made to our stockholders subsequent to the date of the Letter Agreement. The amount of any such bonus payable to Mr. Gorsun will be equal to the sum of (i) 160% of annual base salary times the per-share cumulative future stockholder distributions to the extent less than or equal to $1.15, plus (ii) 480% of annual base salary times the per-share cumulative future stockholder distributions, if any, in excess of $1.15. For example, if a dividend of $0.50 per share was declared and paid to stockholders, Mr. Gorsun would get 160% times $380,000 times 0.50, or $304,000. The letter agreement also includes an acceleration provision upon termination without cause that would provide for a bonus amount calculated by deeming that a stockholder distribution was made in the amount of net proceeds of any sale of all or a portion of the Company occurring after the date of the letter agreement but prior to the date of termination, deducting from the calculation any bonuses previously received pursuant to this bonus arrangement. For example, if Mr. Gorsun was terminated without cause, Company assets worth $118.3 million had been sold, and he had already received a bonus for a dividend of $0.50 per share paid to stockholders, then Mr. Gorsun would be owed a bonus of $152,000. This is calculated by determining that a dividend of $118.3 million would equal $0.75 per share, and after subtracting out the bonus related to the $0.50 dividend, the calculation is 160% times $380,000 times 0.25.

In Mr. Gorsun’s Executive Agreement, as amended by the Letter Agreement, “cause” is determined by MRV and defined as his (a) willful failure to perform the material duties of his position after receiving written notice of such failure and being given reasonable opportunity to cure such failure; (b) willful misconduct injurious to the Company; or (c) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; subject to a good faith provision. “Good reason” is defined as: (x) a material diminution in Mr. Gorsun’s duties or responsibilities; (y) a reduction in his base salary by greater than 15%; or (z) in any year a reduction in the target ratio of his annual short-term incentive compensation, bonus or other such payments to base compensation greater than 15%; or a change in the method of calculation of his annual short-term incentive compensation, bonus or other such payments that results in a reduction of this target annual short-term incentive compensation, bonus or other such payments to base compensation greater than 15%, unless such reductions are due to an increase in base compensation (subject to notice and cure provisions). In the Letter Agreement, Mr. Gorsun waived any ability to assert termination for good reason pursuant to the revised compensation arrangement set forth in the Letter Agreement. A “change of control” is defined as: (i) the acquisition by any person, other than the Company or other related entities, of beneficial ownership of 50% or more of the combined voting power of the Company’s then outstanding voting securities; (ii) the purchase of a majority of the shares of Common Stock of the Company under a tender or exchange offer, other than an offer by the Company or other related entities; or (iii) completion of an merger, liquidation or dissolution of the Company, or the sale of all or substantially all of its assets, in each case that does not result in MRV retaining direct or indirect control of the entity.

Painter Letter Agreement.  The Company also entered into a letter agreement with Ms. Painter on February 8, 2012 that, among other things, set her annual base salary at $272,435 and provided her with a replacement bonus arrangement which is identical to the bonus arrangement described above for Mr. Gorsun.

Executive Severance Agreements.  In May 2010, Mr. King and Mmes. Painter and Tuller entered into executive severance agreements with us that provide for their continued dedication, loyalty and service. The severance agreements provide for a lump sum payment equal to one year base salary upon termination by MRV without “cause” or by the executive for “good reason,” and payment of a pro-rated bonus based on the portion of the year worked in the year of separation, and continuation of benefits for one year. The agreements also include, among other things, confidentiality, non-complete and non-solicitation provisions. These agreements were in place at December 31, 2011 for each of these Named Executive Officers, but were amended or waived in part in 2012 by Ms. Painter’s letter agreement and Mr. King and Ms. Tuller’s Separation and Transition Agreements discussed below.

“Cause” and “good reason” have the same definitions in the agreements for Mr. King and Mmes. Painter and Tuller, as described above in Mr. Gorsun’s executive agreement, with the exception that the severance agreements’ “good reason” definition includes a requirement by MRV that the executives, without their consent, be based at a location more than 50 miles from their principal work location on the date of the request.

King and Tuller Employment and Separation and Transition Agreements.  In addition to the executive severance agreements, Mr. King and Ms. Tuller entered into customary employment agreements with us in July 2009 and December 2008, respectively, that set forth their title at that time, duties, compensation, and other standard terms. In January 2012, each of Mr. King and Ms. Tuller entered into Separation and Transition Agreements with us, allowing for the transition of their duties to their successors, and the completion of the filing of the Company’s 2011 Form 10-K with the SEC. The agreements provided that Mr. King and Ms. Tuller receive separation payments equal to $350,000 and $308,800, respectively, payable within 60 days of their separation date, and health and welfare benefits up to one year. They met the conditions precedent for payment of the separation benefits, which were remaining employed through the later of March 30, 2012 and the filing of the 2011 Form 10-K with the SEC. Per Ms. Tuller’s agreement, she also received accelerated vesting of an approximately $40,000 bonus payment related to the November 2011 special dividend to stockholders. The separation payments and benefits were further subject to their execution of a general release, their resignation from various subsidiary boards of directors and other fiduciary positions, and various covenants, including confidentiality, non-solicitation, non-compete and non-disparagement.

Singh Severance Agreement.  We entered into a Separation and Release Agreement with Mr. Singh, our Chief Executive Officer from July 2010 to December 2011, on December 5, 2011. The agreement governed the terms of his resignation from MRV and from all other positions arising from or relating to his employment effective as of the date of the agreement. The agreement provided for a separation payment in two installments aggregating $460,000, with $60,000 paid on or prior to December 31, 2011, and the remaining $400,000 paid in January 2012. The payments were contingent upon his agreement to a mutual general release and non-disparagement provision. In addition, Mr. Singh agreed to remain available through January 31, 2012, as requested by the Company, to assist with the transition. Mr. Singh retained his stock options, which expire four years from his separation date, however he has no further rights with respect to any loss of value of the options if any future dividends are declared, and he had no further claim to a cash bonus that would have vested in November 2012 related to a special dividend paid to stockholders in November 2011.

Potential Payments upon Termination or Change of Control

Gorsun Executive Agreement.  In accordance with his executive agreement, Mr. Gorsun will receive a lump sum payment equal to six months base salary and payment of premiums of COBRA or its equivalent for 12 months upon termination by the Company without cause or by him for good reason. Upon his termination by the Company without cause or by him for good reason in the 12-month period following a change of control of the Company, Mr. Gorsun shall receive a lump sum payment equal to 12 months base salary and payment of premiums of COBRA or its equivalent for 12 months. For purposes of the tables below, Mr. Gorsun had not yet been promoted to the role of Chief Executive Officer and had not yet entered into the Letter Agreement with the Company. Therefore, his separation from service and payments upon a change of control were tied to a separation of service or change of control of MRV Boston, not the Company.

Separation from Service without Cause or for Good Reason (occurring on December 31, 2011)

Six months base salary	$115,000
One year COBRA or equivalent	$1,244

Total estimated payments:	$116,244

Separation from Service during the one-year period following a Change of Control (occurring on December 31, 2011)

One year base salary	$230,000
One year COBRA or equivalent	$1,244

Total estimated payments:	$231,244

Additional payments upon a Change of Control of MRV Boston regardless of termination of employment (occurring on December 31, 2011)

One year base salary	$230,000
Acceleration in full of unvested stock options	$234,204

Total estimated payments:	$464,204

Executive Severance Agreements.    Pursuant to severance agreements for Mr. King and Mmes. Painter and Tuller entered into with the Company, each of the Named Executive Officers would receive a lump sum payment equal to one year base salary upon his or her termination by MRV without cause or by the executive for good reason, payment of a pro-rated bonus based on the number of months worked in the year of separation, and continuation of benefits for one year. They do not receive any special benefits or compensation upon a change of control other than the acceleration of stock options which all employees receive.

Separation from Service without Cause or for Good Reason (occurring on December 31, 2011)

	Chris King	Jennifer Hankes Painter	Blima Tuller
One year base salary	$246,100	$236,900	$217,600
Pro rated bonus (1)	$—	$—	$—
Estimation of one year of benefits (2)	$15,251	$5,879	$15,261

Total estimated payments:	$261,351	$242,779	$232,851

(1)  Payments of cash bonuses under the Incentive Compensation Plan are earned on December 31 of a given year, and are therefore otherwise payable in full. The bonuses earned under the Incentive Compensation Plan by the executives in 2011 were: Mr. King, $151,930; Ms. Painter, $142,140; and Ms. Tuller, $130,556.

(2)  The estimated benefits amounts are calculated by reference to the amounts paid by MRV in 2011.

As of December 31, 2011, no payments would be due upon a termination of employment under the letter agreements entered into with Mr. Gorsun and Ms. Painter as these were not entered into until February 2012. Further, even if they had been in place at December 31, 2011, there had been no sale of assets or return of value to stockholders outstanding which would have qualified them for any bonus payments under the letter agreements upon a separation from service without cause or for good reason.

APPROVAL OF THE SALE OF INTERDATA

AND THE STOCK PURCHASE AGREEMENT

(Proposal No. 2)

General

The Company negotiated a stock purchase agreement and representations and warranties agreement with IJ Next, a wholly-owned subsidiary of HBG, whereby IJ Next will purchase from the Company all of the Company’s shares of Pedrena, free and clear of any pledges or liens. Pedrena holds 6,097 shares of Interdata.  Interdata is a French supplier of a wide range of communications equipment from leading global manufacturers, as well as telecommunications solutions and services, including infrastructure, broadband optical networks, mobile and IP communications, network security, network integration and optimization serving the western European market. Interdata, in turn, is the parent company of J3TEL.  J3TEL specializes in network testing and audit work. The purchase price to be paid to the Company will be €14.6 million ($18.1 million) in cash. As of June 30, 2012, Pedrena had consolidated net cash (cash on hand, less negotiated liabilities) totaling €1.0 million ($1.2 million). The stock purchase agreement is attached as Annex A and the related representations and warranties agreement is attached as Annex B to this proxy statement, and both agreements are incorporated herein by reference. To understand the sale fully, you should carefully read this entire proxy statement and both agreements, as they are the most important legal documents that govern the sale.

The parties to the proposed sale of Interdata are:

Pedrena Enterprises B.V.

Shouwburgplein 30-34 – 3012 Cl

Rotterdam

Tel: 00-2245333

Holding Baelen Gaillard

59, boulevard Exelmans - 75016 Paris

Tel: 33-1-78-95-60-50

Interdata

5bis, chemin des Graviers – 91190 Gif-sur-Yvette

Tel: 33-1-64-86-86-00

MRV Communications, Inc.

20415 Nordhoff Street

Chatsworth, CA 91311

Tel: (818) 773-0900

Background of the Sale

Historically, from time to time, our Board of Directors has reviewed the Company’s various business units and the Company as a whole and assesses, among other things, the performance, prospects and strategic direction of those units and the Company as a whole.

In a current report on Form 8-K filed on September 2, 2011, the Company announced that it was exploring strategic alternatives with respect to its OCS division, and Creative Electronics Systems SA (“CES”), its Swiss subsidiary in the aerospace and defense industry. The Company engaged Oppenheimer & Co. Inc. as a financial advisor in connection with OCS, and Headwaters BD, LLC for CES.

Following that announcement, the Company received several inquiries regarding the potential sale of Interdata during 2011.

In a current report on Form 8-K filed on February 8, 2012, the Company announced that it had expanded the engagement of Oppenheimer & Co. Inc. as its financial advisor, to include a review of the strategic alternatives for all of the Company, including the OCS division, the European Network Integration subsidiaries (including Interdata) and the assets and liabilities of the parent company. In February 2012, management of Interdata held informal discussions with three financial sponsors, including HBG, regarding the sale of Interdata. On February 29, 2012, the Company received a non-binding indication of interest from a financial sponsor with respect to the sale of Interdata at an indicative value of €11.0 million. In early March 2012, the Company had conference calls with representatives of this financial sponsor and Oppenheimer & Co. Inc. to clarify the terms and conditions of the non-binding indication of interest.  In March 2012, the Board of Directors evaluated the non-binding indication of interest,  deemed the valuation and other terms and conditions to be unsatisfactory and rejected the offer.

In early March 2012, Kenneth Traub, the Company’s Chairman of the Board of Directors, and Barry Gorsun, the Company’s Chief Executive Officer met with Interdata management as well as potential financial advisors and buyers including HBG in France.  Mr. Traub and Mr. Gorsun reviewed the Company’s plans with HBG and solicited an offer from HBG at that time.

In late March 2012, the Company received a non-binding indication of interest from HBG to acquire Interdata at an enterprise value of €13.0 million on a debt-free cash-free basis.  Immediately thereafter, the Company entered into a confidentiality agreement with HBG.

From March 2012 to April 2012, representatives of HBG conducted due diligence on Interdata.

In mid-April, the Company received a revised non-binding indication of interest from HBG with an enterprise value of €13.8 million, plus the Company’s net cash (or less the Company’s net debt). A non-binding letter of intent was executed by the parties, which served as the basis for negotiating definitive agreements. The letter of intent included an exclusivity agreement with HBG and contemplated a potential transaction involving the sale of shares of Interdata by Pedrena, a Dutch wholly-owned subsidiary of the Company and the parent company of Interdata.

In May 2012, HBG provided the Company with initial drafts of a Share Purchase Agreement and a Representations and Warranties Agreement. The agreements contemplated a transaction structure consistent with the letter of intent involving a sale of the shares of Interdata by Pedrena. Between June 2012 through the signing of the agreements, the Company’s management, Fulbright & Jaworski L.L.P., the Company’s U.S. counsel, and Norton Rose, the Company’s counsel in France, negotiated the terms of the transaction documents with HBG’s management, and Alerion, HBG’s counsel in France.

On June 14, 2012, Messrs. Traub and Gorsun met again with representatives of HBG in Paris to negotiate key terms of the transaction documents, including the calculation of the purchase price for the transaction, remaining due diligence items, closing conditions and the timing of the transaction to account for shareholder approval.

In late June 2012, the Company determined that it would realize certain economic benefits by restructuring the transaction as a sale of Pedrena by the Company. Following a series of discussions between representatives of the Company and HBG, the parties agreed to restructure the transaction as a sale of the shares of Pedrena by the Company to HBG. During the third week of July 2012, the letter of intent was amended to extend the exclusivity period, reduce the purchase price by €300,000 (related to HBG’s costs involved with the change in structure) and to provide that the calculation of net cash/net debt was to be mutually agreed by the parties. In addition, HBG continued to conduct its due diligence with respect to Pedrena and its subsidiaries.

During the last week of July 2012, representatives of the Company and HBG continued to negotiate the transaction documents, including the determination of the purchase price. Following extensive negotiations, the parties agreed to a fixed purchase price for the transaction of €14.6 million, which took into consideration the Company’s negotiated net cash position of €1.1 million as of May 31, 2012. During that week, management of the Company, Fulbright & Jaworski, Norton Rose and Alerion exchanged comments and revised drafts of the agreements, and on July 31, 2012, Alerion distributed drafts of the agreements that were substantially final.

On August 1, 2012, our Board of Directors met with management, Oppenheimer and Fulbright & Jaworski. Oppenheimer reviewed with the Board the structure and other terms of the proposed transaction, and financial information regarding Interdata. Oppenheimer rendered its oral opinion and draft written opinion to the effect that, subject to the assumptions made, matters considered and limits on the review undertaken by Oppenheimer, the purchase price to be received by the Company was fair, from a financial point of view, to the Company. Fulbright & Jaworski reviewed the legal terms of the proposed transaction agreements and the process for completing the transaction.

Following these discussions, and review and discussion among the members of the Board of Directors, including consideration of the factors under the section entitled “—Company’s Reasons for the Sale,” the Board of Directors unanimously determined that the transactions contemplated by the Share Purchase Agreement and Representations and Warranties Agreement and related transactions and agreements are advisable and in the best interests of the Company, and the directors voted unanimously to approve the transaction, to approve the Share Purchase Agreement, to approve the related transactions and agreements, and to recommend that the MRV stockholders vote in favor of the transaction.

After the meeting of the Board of Directors adjourned, Oppenheimer delivered its final written opinion to the Board of Directors, the definitive documentation for the transaction was finalized and the Share Purchase Agreement and Representations and Warranties Agreement were executed and delivered.

The transaction was announced after the closing of market trading on August 7, 2012.

Company’s Reasons for the Sale

The Board determined that the sale of Interdata is in the best interests of the Company, based on a number of factors including the following:

•                  The price to be received by the Company for Interdata;

•                  Interdata’s position in the industry relative to a number of larger competitors with greater financial and other resources;

•                  Management’s belief that the retention of Interdata by the Company would require a substantial investment by the Company in Interdata in order for it to match the size and geographic scope of many of its competitors;

•                  The fit between Interdata and other operations of the Company; and

•                  The economic conditions in the French market for telecommunications equipment and services.

The Board also considered a number of potentially countervailing factors in its deliberations concerning the proposed sale of Interdata, including the following:

•                  The possibility that the sale might not be completed as a result of, among other matters, the failure of the Company’s stockholders to authorize the sale or of HBG to secure the required debt financing for its proposed purchase of Interdata, and the effect the termination of the transaction may have on Interdata and its business, operating results and prospects; and

•                  The possibility that HBG may, as a result of its right to conduct additional due diligence, determine not to proceed with the transaction, and the effect the termination of the transaction may have on Interdata and its business, operating results and prospects.

Projected Financial Information

Our management does not, as a matter of course, publicly disclose forecasts or projections as to its future financial performance or earnings.  We have included in this proxy statement a summary of the Company’s  projections solely to give stockholders access to the non-public information that was made available to our Board of Directors in connection with its consideration of a possible sale of Interdata and provided to Oppenheimer & Co. Inc. in connection with the financial analyses performed by it. These projections are not included in this proxy statement in order to influence you to make any investment decision with respect to the transaction, or to influence your decision whether to vote for or against the proposal to approve the sale of Interdata.

Although the projections are presented with numerical specificity, the projections reflect numerous estimates and assumptions with respect to general business, economic, market and financial conditions, our ability to execute our strategic plan and other matters, all of which are difficult to predict and many of which are beyond our control. The internal financial forecasts upon which these projections were based are, in general, prepared solely for internal use, such as budgeting and other management decisions, and are subjective in many respects, and thus are susceptible to various interpretations. While we believe that the assumptions our management used as a basis for the projections were reasonable at the time the projections were prepared, given information our management had at the time, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information.

The projections were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of our management, were prepared on a reasonable basis.

Neither our independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The principal components of the financial projections provided by the Company and Interdata’s management used by Oppenheimer & Co. Inc. for its financial analysis necessary to prepare its opinion are set forth below:

	Actual			LTM *	Forecast
(EUR in millions)	2009	2010	2011	6/30/12	2012	2013	2014	2015	2016	2017

Revenue	€ 22.3	€ 25.3	€ 27.6	€ 26.0	€ 28.1	€ 29.8	€ 31.8	€ 33.8	€ 36.0	€ 38.3
% Growth	2.4%	13.2%	9.2%	--	1.6%	6.4%	6.4%	6.4%	6.4%	6.4%

Gross Profit	€ 9.9	€ 10.0	€ 9.6	€ 8.5	€ 8.7	€ 9.3	€ 9.9	€ 10.5	€ 11.2	€ 11.9
Gross Margin	44.5%	39.5%	34.9%	32.9%	31.2%	31.2%	31.2%	31.2%	31.2%	31.2%

EBITDA (1)	€ 2.5	€ 2.8	€ 3.8	€ 2.5	€ 2.8	€ 2.9	€ 3.0	€ 3.1	€ 3.3	€ 3.5
EBITDA Margin	11.3%	10.9%	13.8%	9.7%	10.0%	9.8%	9.6%	9.3%	9.2%	9.1%

Operating Income	€ 2.4	€ 2.6	€ 3.6	€ 2.4	€ 2.7	€ 2.8	€ 2.9	€ 3.0	€ 3.2	€ 3.3
Operating Margin	10.9%	10.4%	13.2%	9.1%	9.7%	9.5%	9.2%	9.0%	8.8%	8.5%

Depreciation & Amortization	€ 0.1	€ 0.1	€ 0.2	€ 0.2	€ 0.1	€ 0.1	€ 0.1	€ 0.1	€ 0.1	€ 0.2
% of Revenue	0.4%	0.6%	0.6%	0.6%	0.3%	0.3%	0.4%	0.3%	0.4%	0.6%

Capital Expenditures	€ 0.8	€ 0.4	€ 0.2	€ 0.1	€ 0.1	€ 0.0	€ 0.3	€ 0.3	€ 0.3	€ 0.3
% of Revenue	3.5%	1.6%	0.6%	0.6%	0.3%	0.1%	0.8%	0.7%	0.7%	0.7%

Net Working Capital	(€ 0.5)	€ 1.8	€ 2.9	€ 2.2	€ 2.3	€ 2.7	€ 2.8	€ 3.0	€ 3.2	€ 3.4
% of Revenue	(2.3%)	7.1%	10.4%	8.6%	8.1%	9.0%	9.0%	9.0%	9.0%	9.0%

* Last Twelve Months

BY INCLUDING IN THIS PROXY STATEMENT A SUMMARY OF ITS INTERNAL FINANCIAL PROJECTIONS, THE COMPANY UNDERTAKES NO OBLIGATIONS TO UPDATE, OR PUBLICLY DISCLOSE ANY UPDATE TO, THESE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE FINANCIAL PROJECTIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL PROJECTIONS ARE SHOWN TO BE IN ERROR OR CHANGE.

Opinion of the Company’s Financial Advisor

The Company has engaged Oppenheimer as its financial advisor in connection with a review of its strategic alternatives.  In connection with this engagement, the Board of Directors requested that Oppenheimer evaluate the fairness, from a financial point of view, to the Company of the aggregate cash consideration of €14.6 million ($18.1 million) in cash to be paid to the Company in the stock purchase agreement (for purposes of the opinion, Pedrena, Interdata and J3Tel will sometimes be referred to collectively as the “Interdata Group”). On August 1, 2012, at a meeting of the Board of Directors held to evaluate the sale of the Pedrena shares, Oppenheimer rendered to the Board of Directors an oral opinion, confirmed by delivery of a written opinion dated August 1, 2012, to the effect that, as of that date and based on and subject to the matters described in its opinion, the purchase price of €14.6 million to be received by the Company in the share purchase was fair, from a financial point of view, to the Company.

The full text of Oppenheimer’s written opinion, dated August 1, 2012, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached to this proxy statement as Annex C and is incorporated by reference in its entirety. Oppenheimer’s opinion was provided solely for the use of the Board of Directors (in its capacity as such) in connection with its evaluation of the share sale consideration from a financial point of view and did not address any other terms, aspects or implications of the share sale, including, without limitation, the form or structure of the share sale or any term, aspect or implication of any agreement, arrangement or understanding entered into in connection with the share sale or otherwise. Oppenheimer’s opinion may not be relied upon by any third party (including any stockholders, creditors or other constituencies of the Company or any other person or entity) or used for any other purpose. Oppenheimer expressed no view as to, and its opinion did not address, the underlying business decision of the Company to proceed with or effect the share sale or the relative merits of the share sale as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. Oppenheimer’s opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the share sale or otherwise. This summary of Oppenheimer’s opinion is qualified in its entirety by reference to the full text of its opinion.

In arriving at its opinion, Oppenheimer:

•                  reviewed the draft, dated July 30, 2012 of the stock purchase agreement, representations and warranties agreement and certain related documents;

•                  reviewed consolidating unaudited financial statements of Interdata Group and J3Tel for the fiscal years ended December 31, 2008, 2009 and 2010; consolidated unaudited financial statements of Interdata Group for the fiscal year ended December 31, 2011; and unaudited financial statements of Interdata Group for the six month periods ended June 30, 2011 and 2012;

•                  reviewed financial forecasts and estimates relating to the Interdata Group prepared by the managements of the Company and the Interdata Group;

•                  held discussions with the senior management of the Company and the Interdata Group with respect to the businesses and prospects of the Interdata Group;

•                  reviewed and analyzed certain publicly available financial data for companies that Oppenheimer deemed relevant in evaluating the Interdata Group;

•                  reviewed and analyzed certain publicly available financial information for transactions that Oppenheimer deemed relevant in evaluating the share sale;

•                  analyzed the estimated present value of the future cash flows of the Interdata Group based on financial forecasts and estimates prepared by the managements of the Company and the Interdata Group;

•                  reviewed other public information concerning the Company; and

•                  performed such other analyses, reviewed such other information and considered such other factors as Oppenheimer deemed appropriate.

In rendering its opinion, Oppenheimer relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with Oppenheimer by the Company, the Interdata Group and their respective employees, representatives and affiliates or otherwise reviewed by Oppenheimer. In connection with Oppenheimer’s review of Interdata Group’s financial information, Oppenheimer was advised that no historical financial statements of Pedrena were available as Pedrena had no assets other than the share capital of Interdata and no meaningful revenues, expenses or liabilities. With respect to the financial forecasts and estimates relating to the Interdata Group utilized in Oppenheimer’s analyses, at the direction of the Company’s management and with the Company’s consent, Oppenheimer assumed, without independent verification or investigation, that such forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of the respective managements of the Company and the Interdata Group as to the future financial condition and operating results of the Interdata Group and the other matters covered thereby and that the financial results reflected in such forecasts and estimates will be achieved at the times and in the amounts projected. Oppenheimer also assumed, at the Company’s direction, that the final terms of the stock purchase agreement would not vary materially from those set forth in the draft provided. Oppenheimer further assumed, with the Company’s consent, that the share sale would be consummated in accordance with the terms of the stock purchase agreement without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws and other requirements and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the share sale, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on the Company or the share sale.

Oppenheimer neither made nor obtained any independent evaluations or appraisals of the assets or liabilities (contingent or otherwise) of Interdata Group. Oppenheimer expressed no view as to, and its opinion did not address, any terms or other aspects or implications of the share sale (other than the share sale consideration to the extent expressly specified in its opinion), including, without limitation, any term, aspect or implication of any agreement, arrangement or understanding entered into in connection with the share sale or otherwise or the fairness of the amount or nature of, or any other aspect relating to, the compensation to be received by any individual officers, directors or employees of any party to the share sale, or any class of such persons, relative to the share sale consideration or otherwise. Oppenheimer understands that MRV did not solicit third party indications of interest in the possible acquisition of all or a part of the Interdata Group. Oppenheimer’s opinion was necessarily based on the information available to it and general economic, financial and stock market conditions and circumstances as they existed and could be evaluated by Oppenheimer on the date of its opinion.  Although subsequent developments may affect its opinion, Oppenheimer does not have any obligation to update, revise or reaffirm its opinion.

This summary is not a complete description of Oppenheimer’s opinion or the financial analyses performed and factors considered by Oppenheimer in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. Oppenheimer arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion. Accordingly, Oppenheimer believes that its analyses and this summary must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Oppenheimer’s analyses and opinion.

In performing its analyses, Oppenheimer considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the Company’s control. No company, business or transaction used in the analyses is identical to Interdata Group or the share sale, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed.

The assumptions and estimates contained in Oppenheimer’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by its analyses.  In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the assumptions and estimates used in, and the results derived from, Oppenheimer’s analyses are inherently subject to substantial uncertainty.

Oppenheimer was not requested to, and it did not, recommend the specific consideration payable in the share sale.  The type and amount of consideration payable in the share sale was determined through negotiation between the Company and HBG and was approved by the Board of Directors. The decision to enter into the stock purchase agreement was solely that of the Board of Directors.  Oppenheimer’s opinion and financial analysis were only one of many factors considered by the Board of Directors in its evaluation of the share sale and should not be viewed as determinative of the views of the Board of Directors or management with respect to the share sale or the share sale consideration.

The following is a summary of the material financial analyses reviewed with the Board of Directors in connection with Oppenheimer’s opinion dated August 1, 2012. The financial analyses summarized below include information presented in tabular format. In order to fully understand Oppenheimer’s financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Oppenheimer’s financial analyses.

Selected Companies Analysis.  Oppenheimer reviewed financial and stock market information of the following 11 selected publicly held electronics distribution companies and value added resellers:

• Anixter International Inc.
• Arrow Electronics Inc.
• Avnet Inc.
• Black Box Corp.
• Engineering Ingegneria Informatica S.p.A.
• Esprinet S.p.A.
• euromicron AG
• Royal Imtech N.V.
• NEC Networks & Systems Integration Corp.
• Richardson Electronics Ltd.
• UXC Ltd.

Oppenheimer reviewed, among other things, enterprise value for the selected companies, calculated as fully-diluted market values based on the closing stock prices on July 31, 2012 plus net debt, as a multiple of latest 12 months and, to the extent publically available, calendar year 2012 and 2013 revenue. Oppenheimer also reviewed enterprise value as a multiple of the latest 12 months and, to the extent publically available, calendar year 2012 and 2013 earnings before interest, taxes, depreciation and amortization (“EBITDA”). The median enterprise value to revenue multiples observed for the latest twelve months and estimated calendar years 2012 and 2013 were 0.42x, 0.42x and 0.42x, respectively.  The median enterprise value to EBITDA multiples observed for the latest twelve months and estimated calendar years 2012 and 2013 were 5.5x, 5.7x and 5.1x, respectively. Oppenheimer then applied selected ranges of the latest 12 months and calendar year 2012 and 2013 enterprise value to revenue and EBITDA multiples derived from the selected companies to the Interdata Group’s latest 12 months (as of June 30, 2012) and calendar year 2012 and 2013 revenue and EBITDA. The selected multiple ranges represent plus and minus 15% around each applicable median multiple. The implied equity value analysis is based on net cash of €0.9 million as of June 30, 2012 consisting of €6.3 million of cash and prepaid expenses and €5.4 million of debt and other similar liabilities. Financial data for the selected companies was based on publicly available research analysts’ estimates, public filings and other publicly available information. This analysis indicated the following reference range for the implied equity value observed for the selected companies:

Selected Company Analysis Equity Value (in millions):
Low	High
€12.2	€16.2

Selected Precedent Transactions Analysis.  Oppenheimer reviewed financial information for the following nine selected transactions announced between September 25, 2009 and April 3, 2012 in the electronics distribution and value added reseller industries:

Announcement Date	Acquiror	Target
04/03/12	• Arrow Electronics Inc.	• The ALTIMATE Group
11/01/11	• Presidio, Inc. [American Securities LLC]	• INX, Inc.
10/01/10	• Arrow Electronics Inc.	• Richardson Electronics Ltd (RF, Wireless and Power Divisions)
09/20/10	• Arrow Electronics Inc.	• Nu Horizons Electronics Corp.
06/21/10	• Arrow Electronics Inc.	• Sphinx Ltd.
12/24/09	• EDSLanSpA[management]	• EDSLanSpA[MRV]
11/03/09	• ScanSource, Inc.	• Algol Europe GmbH (assets)
10/29/09	• AcalPlc	• BFiOPTiLAS
09/25/09	• Platinum Equity Ltd.	• Pomeroy IT Solutions

Oppenheimer reviewed enterprise values, calculated as the purchase price paid for the target companies or businesses in the selected transactions plus net debt, as a multiple of such target companies’ or business’ latest 12 months revenue and, to the extent publically available, as a multiple of latest 12 months EBITDA as of the announcement date of the relevant transaction. The median enterprise value to revenue multiple for the latest 12 months of the selected transactions was 0.19x. The median enterprise value to EBITDA multiple for the latest 12 months of the selected transactions was 10.5x. Oppenheimer then applied a range of selected enterprise value to revenue and EBITDA multiples to the Interdata Group’s latest 12 months (as of June 30, 2012) revenue and EBITDA. The selected multiple ranges represent plus and minus 15% around each applicable median multiple. Financial data for the selected transactions was based on publicly available information. This analysis indicated the following reference range for the implied equity value observed for the selected precedent transactions:

Selected Transactions Analysis Equity Value (in millions):
Low	High
€14.3	€19.0

Discounted Cash Flow Analysis.  Oppenheimer performed a discounted cash flow analysis of the Interdata Group by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that Interdata Group was forecasted to generate during the six months ending December 31, 2012 and fiscal years ending December 31, 2013 through 2017 based on internal estimates of the Company’s and Interdata Group’s management.

Oppenheimer used the following unlevered free cash flow projections in calculating the estimated standalone present value of the Interdata group:

Unlevered Free Cash Flow (in millions):
Six Months Ended December 31,	Fiscal Year Ended December 31,
2012	2013	2014	2015	2016	2017
€1.6	€1.5	€1.7	€1.7	€1.8	€2.0

Oppenheimer calculated terminal values for Interdata Group by applying to Interdata Group’s fiscal year 2017 estimated EBITDA a range of terminal value multiples of 4.7x to 6.4x. The cash flows and terminal values were then discounted to present value as of June 30, 2012 using discount rates ranging from 17.4% to 19.4%, reflecting estimates of Interdata Group’s weighted average cost of capital calculated using the capital asset pricing model and assuming that the selected companies average capital structure represents the optimal capital structure. This analysis indicated the following reference range for the implied equity value for the Interdata Group:

Discounted Cash Flow Analysis Equity Value (in millions):
Low	High
€13.2	€16.5

Miscellaneous.  The Company has agreed to pay Oppenheimer for its financial advisory services in connection with the share sale a customary fee, a portion of which was payable upon delivery of Oppenheimer’s opinion and a portion of which is contingent upon consummation of the share sale.  The fee payable upon delivery of Oppenheimer’s opinion was not contingent upon either the conclusion reached therein or the consummation of the share sale.  The Company also has agreed to reimburse Oppenheimer for its expenses, including fees and expenses of its legal counsel, and to indemnify Oppenheimer and related parties against liabilities, including liabilities under the federal securities laws, relating to, or arising out of, its engagement.  In the ordinary course of business, Oppenheimer and its affiliates may actively trade securities of the Company and its affiliates for Oppenheimer’s and its affiliates’ own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

The Company selected Oppenheimer to act as its financial advisor in connection with the delivery of its written opinion based on Oppenheimer’s reputation and experience.  Oppenheimer was also engaged by the Company to act as its financial adviser in connection with the Company’s sale of all of the stock of Source Photonics, Inc. and Source Photonics Santa Clara, Inc. on October 26, 2010, for which Oppenheimer received an advisory fee.  Oppenheimer is an internationally recognized investment banking firm and, as a part of its investment banking business, is regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.  The issuance of Oppenheimer’s opinion was approved by an authorized committee of Oppenheimer.

Stock Purchase Agreement

Conditions to Completion of the Sale.  The directors of Pedrena, Interdata and J3TEL shall resign on or prior to the completion date.

The sale is conditional upon the satisfaction of the following conditions which need to be fulfilled by October 31, 2012 or waived by IJ Next (with respect to (ii) and (iii)) or MRV(with respect to (i)) on or prior to such date:

(i) the acquisition is approved by the requisite vote of the Company’s stockholders;

(ii) the termination of the existing contracts between Interdata/J3TEL and the Company and its subsidiaries and the signature of a new contract securing supply for equipment bought by Interdata and J3TEL from the Company’s subsidiary, MRV Communications - Boston Division, Inc.; and

(iii) (a) the Estimated Revenue is at least 85% of the Target Revenue, (b) the Estimated Margin is at least 85% of the Target Margin  and (c) the Estimated Bookings are at least 85% of the Historical Bookings.  “Measurement Period” means the period from January 1, 2012 to and including the End Date. “Estimated Revenue” means the revenues of Interdata and J3TEL estimated by MRV for the Measurement Period.

“Estimated Margin” means the gross profit margin of Interdata and J3TEL estimated by MRV for the Measurement Period. “Estimated Bookings” means the accumulated bookings of Interdata AND J3TEL as of the End Date.  “End Date” means the last day of the month immediately preceding the month during which the last to occur of the conditions precedent set forth in (a), (b) and (c) above has been satisfied or waived by the appropriate Party.

Conduct Prior to Closing.  Between the date of the stock purchase agreement and the closing of the sale, except as (a) required by a contractual or a legal undertaking or obligation existing on the date of the signing of the stock purchase agreement, (b) required pursuant to the stock purchase agreement or (c) consented to in writing by IJ Next, the following conditions must be satisfied:

•                  The Company will use best efforts, in its capacity as stockholder of Pedrena, to ensure that Interdata and J3TEL carry on their respective activities in the ordinary course of business in a manner consistent with their past practice; and

•                  The Company shall ensure that Interdata and J3TEL shall not:

                 make any material change in the companies’ financial or commercial situation, and in their businesses and operation of their businesses;

                 make any decision or take any action or measure materially affecting the business of the companies, or any waiver of any right of substantial value;

                 take any measure to intentionally decrease in value the companies’ assets;

                 make any transfer of ownership, except when made in the ordinary course of business, of any of the companies’ assets affecting the continuity of their businesses;

                 make any expense outside of the ordinary course of business regarding its amount or origin;

                 make any modification of the employees’ wages other than (i) the ones resulting from the application of laws, regulations, and agreements in force regarding employment issues, and (ii) the ones occurring consistent with the companies’ historical practice, provided that they occur in the ordinary course of business;

                 make any hiring of an employee whose gross annual wage would exceed € 50,000 with the exception of Mr. Jean-Marc Odet and any termination of a key employee with the exception of Mr. Gilles Blondeau;

                 make any change in the accounting methods and principles observed by the companies;

                 incur any additional debt for borrowed money;

                 make any transfer of any of Interdata’s shares and J3TEL’s shares except the transfer mentioned in Article 3.1 in the stock purchase agreement;

                 grant any pledges, encumbrances, security, or any right for third parties on the goodwill, or any assets of the companies;

                 make any distribution of dividends, profits, reserves or any advance distribution; and

                 make any acquisition of an asset except in the normal course of business.

Documents to be Delivered at Closing.  The following documents will be delivered to IJ Next on the completion date:

•                  The share transfer registers of Pedrena duly updated and duly certified as accurate;

•                  The stockholders’ accounts of Pedrena duly updated and duly certified as accurate;

•                  The share transfer registers of Interdata duly updated and duly certified as accurate;

•                  The stockholders’ accounts of Interdata duly updated and duly certified as accurate;

•                  The share transfer registers of J3TEL duly updated and duly certified as accurate;

•                  The stockholders’ accounts of J3TEL duly updated and duly certified as accurate;

•                  The updated minute books of the board of directors of Pedrena;

•                  The updated attendance registers of the board of directors of Pedrena;

•                  The updated minute books of the stockholders’ meetings of Pedrena;

•                  The updated minute books of the board of directors of Interdata;

•                  The updated attendance registers of the board of directors of Interdata;

•                  The updated minute books of the stockholders’ meetings of Interdata including the minutes of the stockholders’ meeting approving the financial statements of the fiscal year ended on December 31, 2011;

•                  The updated minute books of the board of directors of J3TEL;

•                  The updated attendance registers of the board of directors of J3TEL;

•                  The updated minute books of the stockholders’ meetings of J3TEL;

•                  The means of payment of Pedrena, Interdata and J3TEL (checkbooks, credit card), and the copies of the letters regarding the existing powers related to signatures on the bank accounts of Pedrena, Interdata and J3TEL;

•                  The accounting records of Pedrena, Interdata and J3TEL;

•                  The resignation letters of the directors of Pedrena, Interdata and J3TEL on the completion date; and

•                  A letter from MRV waiving its €14,000 receivable against Pedrena.

Representations and Warranties.  The Seller made certain representations and warranties to IJ Next regarding, among other things:

•                  The organization and good standing of the Company;

•                  The Company’s authority to enter into and perform the stock purchase agreement, enforceability of the stock purchase agreement and the binding effect of the stock purchase agreement;

•                  Absence of conflicts with or defaults under organizational documents, contracts and applicable laws (except in the case for any matters that would not have a material adverse effect);

•                  Absence of bankruptcy, insolvency or similar proceedings or matters;

•                  Absence of governmental and/or administrative authorization to enter into the stock purchase agreement, performance by the Company of the obligations thereunder and any transactions contemplated by the stock purchase agreement (other than the approval of the stockholders of the Company);

•                  Existence and ownership of the shares; and

•                  Assurance that the Company does not hold any other security of Interdata.

IJ Next made certain representations and warranties to the Company regarding, among other things:

•                  The organization and good standing of IJ Next;

•                  HBG’s authority to enter into and perform the stock purchase agreement, enforceability of the stock purchase agreement and the binding effect of the stock purchase agreement;

•                  Absence of conflicts with or defaults under organizational documents, contracts and applicable laws (except in the case for any matter s that would not have a material adverse effect);

•                  Absence of bankruptcy, insolvency or similar proceedings or matters;

•                  Absence of governmental and/or administrative authorization to enter into the stock purchase agreement, performance by IJ Next and HBG of the obligations thereunder and any transactions contemplated by the stock purchase agreement;

•                  Obtainment of all necessary financings under certain common conditions;

•                  Anti-money laundering matters; and

•                  Assurance that IJ Next and HBG are not acting as an agent or representative of any third party for the acquisition of all or part of the shares or any interest in Pedrena, Interdata and/or J3TEL.

Non-Competition.  The Company will not (i) sell directly or through any of its subsidiaries any devices or products manufactured and/or sold by the Company and/or any of its subsidiaries to France Telecom and Telecom Luxembourg other than in accordance with the terms and conditions of the New OCS Channel Distribution Agreement; (ii) engage or otherwise carry on or be interested in any business in competition with the Activity Area in France and in Luxembourg; and/or (iii) attempt to discourage any supplier, customer or other business partner with or from whom Interdata or J3TEL have solicited or entered into an agreement in respect of the Activity Area from having business relations with Interdata or J3TEL. This does not prohibit the Company and/or any of its subsidiaries or affiliates from selling, directly, or indirectly, without any restriction, any devices or products manufactured and/or sold by the Company and/or any of its subsidiaries or affiliates to any competitors of Interdata and/or J3TEL, including in France and Luxembourg.

The non-competition provisions are for four years from the completion date. During this time the Company will maintain strict confidentiality regarding the Activity Area, and more particularly regarding all information concerning Interdata and/ J3TEL know-how, clients and/or any other sensitive information relating to the Activity Area.

Non-Solicitation.  For a period of five years from the completion date, the Company will not make job offers, entice, hire or associate, any employees or agents of Interdata or J3TEL.

Assignment.  The rights and obligations resulting from the stock purchase agreement will bind and benefit to any successor or assignee of each party, without the need for the Company’s prior approval, except that neither the stock purchase agreement nor any of the rights, interests or obligations thereunder may be assigned or delegated by the Company or IJ Next without the prior written consent of the other party.

Termination.  The stock purchase agreement may be terminated (i) by the written agreement of both IJ Next and the Company, (ii) by IJ Next or the Company if the completion of the acquisition shall not have occurred on or prior to October 31, 2012, or (iii) by either of the parties if the Company’s stockholders do not approve the sale.

Expense Reimbursement.  If the stock purchase agreement is terminated by IJ Next or the Company as a result of the rejection of the acquisition by the Company’s stockholders at the Company’s stockholder meeting held before October 31, 2012, the Company will promptly pay to IJ Next a termination fee of €500,000 (619,000) as non-accountable reimbursement for a portion of IJ Next’s acquisition expenses.

Governing Law and Disputes.  The stock purchase agreement is governed by French law.  Any disputes in connection with the stock purchase agreement will be exclusively submitted to the Commercial Court in Paris.

Representation and Warranties Agreement

Pursuant to a representation and warranties agreement, the Company, as “Warrantor,” has made certain representations and warranties to IJ Next, as “Beneficiary,” with respect to, among other things:

•                  General representations regarding legal authority to operate their business and to own and use the assets or goods owned;

•                  Representations related to the acquisition of the Shares;

•                  Incorporation and by-laws of Pedrena, Interdata and J3TEL;

•                  Share capital of Pedrena, Interdata and J3TEL;

•                  Pedrena, Interdata and J3TEL’s subsidiaries;

•                  Pedrena, Interdata and J3TEL’s corporate purpose and business;

•                  Absence of bankruptcy and insolvency proceedings of Pedrena, Interdata and J3TEL;

•                  Accuracy of Pedrena, Interdata and J3TEL’s balance sheets;

•                  Valid ownership of Pedrena’s, Interdata’s and J3TEL’s assets;

•                  Good quality of Pedrena, Interdata and J3TEL’s stocks and such stock as are free from any pledge and/or lien;

•                  Real property matters;

•                  Intellectual property matters;

•                  Accounts receivable matters;

•                  Pedrena, Interdata and J3TEL have no obligation in connection with any loans;

•                  Matters related to warrant and off-balance sheet commitments;

•                  Archives;

•                  Insurance matters;

•                  Tax matters;

•                  Labor law matters;

•                  Customs law matters;

•                  Personnel matters;

•                  Matters with respect to contracts;

•                  Environmental matters;

•                  Absence of pending legal or arbitration proceedings; and

•                  Management of Pedrena, Interdata and J3TEL since December 31, 2011.

Indemnification.  Pursuant to the representations and warranties agreement, the Company will, subject to certain limitations and the terms and conditions of the representations and warranties agreement, indemnify IJ Next from and against any losses suffered by IJ Next and/or Pedrena, Interdata or J3TEL, as a result of (i) any breach of any representation or warranty made by the Company in the representations and warranties agreement or the stock purchase agreement, or (ii) any breach of any covenant, agreement, undertaking or other obligation of the Company contained in the stock purchase agreement and the representations and warranties agreement.

No amount shall become due and payable by the Company in respect of any claims of IJ Next, unless and only to the extent that after application of the provisions of the representations and warranties agreement, the cumulated amount of losses against which IJ Next is entitled to receive an indemnification in respect of one or several claims exceeds €100,000 ($124,000).  Below this threshold, IJ Next shall not be entitled to any indemnification under the representations and warranties agreement.  The maximum aggregate amount of losses and enforcement expenses under the representations and warranties agreement and the stock purchase agreement that may be taken into account in order to determine any right to indemnification in favor of IJ Next, or Pedrena, Interdata and J3TEL, will not, in any event, exceed a global cap amounting to €3.0 million ($3.7 million).

Insurance; Escrow Arrangement.  The Company will use its reasonable best efforts to obtain a representations and warranties insurance policy within 90 days following the closing on terms and conditions similar to its prior sale transaction (the “Seller’s Policy”).  In the event that the Company does not obtain the Seller’s Policy, and in the event that the Company’s cash and cash equivalents is less than $20 million as of the end of any fiscal quarter ending on or before December 31, 2013, then the Company shall deposit into an escrow account with a mutually acceptable financial institution €1.5 million (or USD equivalent) to secure its indemnification obligations under the representation and warranties agreement. The escrow account shall be released to the Company on the first business day following December 31, 2013 or following January 31, 2014 if the cash or cash equivalent is less than $20 million for the first time at the end of the last 2013 quarter, other than any amounts that remain the subject of any unresolved claims. In the event that the escrow account is established, the escrow account shall remain in place through December 31, 2013 even if the Company’s cash and cash equivalents balance exceeds $20 million at any time.

For a discussion of the pro forma financial information for the sale of Interdata , see “—Pro Forma Financial Statements.” In addition, the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 is being mailed to stockholders together with this proxy statement, containing financial data of the Company.

Required Vote of Stockholders

For approval of the sale of Interdata and the related stock purchase agreement attached hereto as Annex A, an affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to proposal 2 will have the effect of a negative vote.

Board of Directors’ Recommendation

On August 1, 2012, the Board, by a unanimous vote, approved the draft stock purchase agreement and the sale of Interdata and deemed the sale to be in the best interests of the Company, and authorized the Company to submit the sale of Interdata to the stockholders of the Company for approval.

The Board of Directors recommends that the stockholders vote “FOR” the approval of the sale of Interdata and the related stock purchase agreement.

APPROVAL OF THE SALE OF ALCADON

AND THE STOCK PURCHASE AGREEMENT

(Proposal No. 3)

General

The Company negotiated a stock purchase agreement with Deltaco, whereby Deltaco will purchase from the Company all of the shares of Alcadon free and clear of all encumbrances, on a cash-free, debt-free basis.  Alcadon is a wholly-owned subsidiary of the Company and is a Swedish supplier of a wide range of optical communication equipment and passive products (both copper and fiber) from leading global manufacturers, test instruments and tools, technical support and training serving the Scandinavian market.  The acquisition will be structured as a stock purchase by a Swedish corporation directly owned by Deltaco.  The purchase price for the shares will be $6.5 million plus Net Cash. “Net Cash” means Alcadon’s cash and cash equivalents minus Alcadon’s bank debt and other financial debt, required tax payments and bonus debt. By way of example, if Alcadon has Net Cash as of the closing of $1.5 million, the total purchase price payable at consummation of the sale will be $8.0 million.  Alcadon will provide a good faith estimate of Net Cash as of the date of closing, which shall serve as the basis for the calculation of the purchase price payable at closing; such amount shall be subject to a post-closing ‘true-up’ procedure.  Accordingly, the final purchase price payable to the Company will be dependent on the Company’s Net Cash which would be calculated as of September 30, 2012. The purchase price will be payable in cash at the closing, subject to an escrow arrangement.  The stock purchase agreement is attached as Annex D to this proxy statement, and is incorporated herein by reference. To understand the sale fully, you should carefully read this entire proxy statement and the stock purchase agreement in its entirety.

The parties to the proposed sale of Alcadon are:

Deltaco AB (Publ)

Alfred Nobels Allé 109

146 48 Tullinge

Sweden

Tel: 46-8-555-762-00

MRV Communications, Inc.
20415 Nordhoff Street
Chatsworth, CA  91311

Tel: (818) 773-0900

Background of the Sale

Historically, from time to time, our Board of Directors has reviewed the Company’s various business units and the Company as a whole and assessed, among other things, the performance, prospects and strategic direction of those units and the Company as a whole.

In a current report on Form 8-K filed on September 2, 2011, the Company announced that it was exploring strategic alternatives with respect to its OCS division and CES, its Swiss subsidiary in the aerospace and defense industry. The Company engaged Oppenheimer & Co. Inc. as a financial advisor in connection with OCS, and Headwaters BD, LLC for CES.

In a current report on Form 8-K filed on February 8, 2012, the Company announced that it had expanded the engagement of Oppenheimer & Co. Inc. as its financial advisor, to include a review of the strategic alternatives for all of the Company, including the OCS division, the European Network Integration subsidiaries (including Alcadon) and the assets and liabilities of the parent company.

In the first week of March 2012, Pierre Fhors, the chief executive officer of Alcadon, met with Deltaco AB (“Deltaco”), a supplier and distributor of IT products in the Nordic region of Europe, and introduced the Deltaco representatives to the Company’s management shortly thereafter.

On March 9, 2012, Kenneth Traub, the Company’s Chairman of the Board of Directors, and Barry Gorsun, the Company’s Chief Executive Officer, met with Alcadon management as well as potential financial advisors in Sweden and representatives from Deltaco. Mr. Traub and Mr. Gorsun reviewed the Company’s plans with Deltaco and solicited an offer from Deltaco at that time.

In April 2012, Alcadon became aware that it would be losing its largest customer of OCS products. Following that event, the Board determined that Alcadon’s remaining business was not sufficiently related to the Company’s core business, and decided to accept proposals to sell Alcadon. On April 13, 2012, Deltaco provided their first proposed letter of intent with a purchase price of $6 million for the equity of Alcadon, consisting of their estimated enterprise value of $4 million in cash and a return of $2 million in estimated net cash. The Company’s management continued discussions with Deltaco over the next few months, and Deltaco conducted preliminary due diligence on Alcadon.

On June 14, 2012, Messrs. Gorsun and Traub met with Deltaco representatives a second time to discuss a potential sale of Alcadon. During the remainder of June, the parties continued to discuss a potential transaction, and on June 29, 2012, Deltaco provided the Company with an initial draft of a non-binding letter of intent reflecting the terms of a potential transaction, including a purchase price for Alcadon equal to $6.5 million, on a cash-free debt-free basis. In July 2012, the Company’s management and Fulbright & Jaworski L.L.P., U.S. counsel to the Company, with input from Swedish counsel, negotiated the letter of intent with representatives of Deltaco and Advokatfirman Lindahl KB, Deltaco’s counsel. The parties negotiated a draft of the letter of intent substantially in final form, and on July 20, 2012, the Company executed Deltaco’s letter of intent following the review and approval of members of the Board.

On August 1, 2012, the Board met with management and Fulbright & Jaworski and reviewed the terms of the proposed sale of Alcadon. Following these discussions, and review and discussion among the members of the Board, the Board voted unanimously to approve the transaction, and instructed management to negotiate definitive agreements with Deltaco consistent with the terms of the letter of intent, and to recommend that the MRV stockholders vote in favor of the transaction.

In August 2012 and September 2012, representatives of the Company and Deltaco continued to negotiate the transaction.

On September 7, 2012, our Board of Directors met with management and Fulbright & Jaworski and reviewed the proposed terms of the Stock Purchase Agreement.

Following these discussions, and review and discussion among the members of the Board of Directors, including consideration of the factors under the section entitled “—Company’s Reasons for the Sale,” the Board of Directors unanimously determined that the transactions contemplated by the Stock Purchase Agreement and related transactions and agreements are advisable and in the best interests of the Company, and the directors voted unanimously to approve the transaction, to approve the stock purchase agreement, and to approve the related transactions and agreements.

Company’s Reasons for the Sale

The Board determined that the sale of Alcadon is in the best interests of the Company, based on a number of factors including the following:

•                  The opportunity that the sale would secure the possibility of additional capital return to the Company’s stockholders, as described further below;

•                  The price to be received by the Company for Alcadon;

•                  Alcadon’s position in the industry relative to a number of larger competitors with greater financial and other resources; and

•                  Management’s belief that retention of Alcadon by the Company would require a substantial investment by the Company in Alcadon in order for it to match the size and geographic scope of many of its competitors.

The Board also considered a number of potentially countervailing factors in its deliberations concerning the proposed sale of Alcadon, including the following:

•                  The possibility that the sale might not be completed as a result of, among other matters, the failure of the Company’s stockholders to authorize the sale, or of Deltaco to secure the required debt financing for its proposed purchase of Alcadon, and the effect the termination of the transaction may have on Alcadon and its business, operating results and prospects.

The Stock Purchase Agreement

The Company’s conduct.  The Company agreed that from the date of the stock purchase agreement to the date of the closing, the following conditions, amongst other conditions, must be satisfied, except to the extent Deltaco may otherwise consent in writing:

•                  Each party will as promptly as practicable, take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to, any person or entity required of Deltaco, the Company, Alcadon or any subsidiary, as the case may be, to consummate the transactions contemplated by the agreement;

•                  The Company will call a stockholder meeting to approve the transaction;

•                  The Company will provide access to information by Deltaco and Deltaco’s financing sources;

•                  The Company will not take, nor will it permit Alcadon or its subsidiaries or any affiliate of the Company to take, directly or indirectly, any action to solicit, encourage, receive, negotiate, assist or otherwise facilitate any offer or inquiry from any person concerning an acquisition proposal;

•                  Generally, the Company will cause Alcadon and its subsidiaries to conduct business only in the ordinary course consistent with past practice;

•                  Except as otherwise provided, the Company will use commercially reasonable efforts to obtain from each member of the board of directors of Alcadon and its subsidiaries a letter of resignation;

•                  Except as otherwise provided, all indebtedness and other liabilities under contracts or otherwise between the Company, any officer, director or affiliate (other than Alcadon or any subsidiary) of the Company, on the one hand, and Alcadon and its subsidiaries, on the other, will be paid in full, and the Company will terminate and will cause any such officer, director or affiliate to terminate each contract with Alcadon or any subsidiary; and

•                  No rights of whatever nature related to the use of the name “Alcadon” will be retained by the Company after the closing.

Deltaco’s conduct.  Deltaco will comply with the following conditions, except to the extent the Company may otherwise consent in writing:

•                  No rights of whatever nature related to the use of the name “MRV” will be retained by Deltaco or Alcadon or any subsidiary; and

•                  Deltaco will use best efforts to provide reasonable access to the Company to certain information after the closing.

Conditions to Closing.  The obligations of Deltaco and the Company to consummate the transaction are subject to the satisfaction or waiver, as the case may be, on or prior to the closing date, of the following conditions:

•                  All necessary authorizations, consents, orders or approvals of, or declarations or filings with, or imposed by, any governmental entity would be obtained or made;

•                  No governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, judgment, injunction, decree or other order that is in effect and restrains, enjoins or otherwise prohibits the transaction; and

•                  The Company’s stockholder approval has been obtained.

The obligations of Deltaco to consummate the transaction are subject to the satisfaction or waiver by Deltaco, as the case may be, on or prior to the closing date, of the following conditions:

•                  The Company has performed in all material respects all obligations required to be performed by it under the stock purchase agreement;

•                  The estimated net cash statement has been delivered to Deltaco;

•                  Continued employment of certain key employees, or a substantial portion of key employees, to be determined, of Alcadon and its subsidiaries;

•                  The escrow agreement has been executed by the Company;

•                  No event which has a material adverse effect on the inventory of Alcadon or its subsidiaries and which is not covered by insurance payable to Alcadon has occurred; and

•                  The Company’s delivery of a certificate certifying the conditions above.

The obligations of the Company to consummate the transaction are subject to the satisfaction or waiver by the Company, as the case may be, on or prior to the closing date, of the following conditions:

•                  Deltaco has performed all obligations required to be performed by it under the stock purchase agreement;

•                  The escrow agreement has been executed by Deltaco; and

•                  Deltaco’s delivery of a certificate certifying the conditions above.

Representations and Warranties.  The Company makes certain representations and warranties to Deltaco regarding, among other things:

•                  The organization and good standing of the Company;

•                  The Company’s authority to execute and deliver the agreement and to consummate the transaction;

•                  The Company’s execution of the agreement will not result in (i) a breach or violation of the organizational documents of the Company or Alcadon or any subsidiary of Alcadon, (ii) a breach or violation or the acceleration of any obligations or creation of a lien on the assets of the Company or Alcadon or any subsidiary of Alcadon, (iii) conflict with, breach or violate any law applicable to the Company or Alcadon or any subsidiary of Alcadon (except in the case for matters that would not have a material adverse effect (for the matters referred to in (ii) and (iii) above));

•                  The Company’s ownership of the shares; and

•                  Brokers and finders.

The Company makes certain representations and warranties to Deltaco regarding Alcadon and its subsidiaries, with respect to, among other things:

•                  The organization, good standing and qualification of Alcadon;

•                  The capitalization of Alcadon;

•                  The ownership of Alcadon’s subsidiaries’ shares by Alcadon;

•                  The organization, good standing and qualification of Alcadon’s subsidiaries;

•                  The capitalization of Alcadon’s subsidiaries;

•                  Governmental filings and certain contracts;

•                  Financial statements and undisclosed liabilities;

•                  Guarantees and commitments;

•                  Absence of certain changes;

•                  Litigation matters;

•                  Employees and directors matters;

•                  Compliance with laws; permits matters;

•                  Tax matters;

•                  Real property matters;

•                  Intellectual property matters;

•                  Matters related to material contracts;

•                  Inventory matters;

•                  Affiliate transaction matters; and

•                  Insurance matters.

Deltaco makes certain representations and warranties to the Company regarding, among other things:

•                  Deltaco’s organization of good standing;

•                  Deltaco’s authority to execute and deliver the stock purchase agreement and to consummate the transaction;

•                  Absence of notices, reports, filings or other approvals to be obtained from any governmental entity in connection with the transaction;

•                  Deltaco’s execution of the agreement would not result in (i) a breach or violation of the organizational documents of Deltaco, (ii) a breach or violation or the acceleration of any obligations or creation of a lien on the assets of Deltaco, (iii) conflict with, breach or violate any law applicable to Deltaco (except in the case for matters that would not, individually or in the aggregate, reasonably be likely to prevent the ability of Deltaco to consummate the transaction (for the matters referred to in (ii) and (iii) above);

•                  Deltaco has sufficient funds to consummate the transaction; and

•                  Deltaco has conducted an independent investigation in connection with the transaction.

Non-Competition.  For two years following the closing, the Company agrees that it will not, on its own account or for any other person, directly or indirectly, within a period to be determined, but only as the following relate to Denmark, Finland, Norway and Sweden: (i) solicit, induce or attempt to induce any employee to leave the employ of Alcadon or any subsidiary of Alcadon, (ii) hire or assist in hiring any employee to become an employee of a person that the Company controls or to work for any business that competes with Alcadon or any subsidiary of Alcadon, (iii) interfere with or entice away any person who is or has been a customer, supplier or business partner of Alcadon or any subsidiary of Alcadon, (iv) in any way interfere with the relationships between Alcadon and any of its subsidiaries and their employees, suppliers, customers, business partners and/or consultants; or (v) carry out, directly or indirectly, any activity or be engaged, concerned or interested or become a shareholder (except as shareholder of a listed company with 5% or less interest in such listed company) of, a person or other business that is active in the business field.

MRV Communications – Boston Division, Inc.’s conduct of its business as conducted as of the date of the agreement, including its business relationship with the Alcadon, is not a violation of the non-competition provisions in the agreement.

Assignment.  No party can assign, delegate or otherwise transfer any of its rights or obligations under the agreement without the prior written consent of the other party; provided, however, that Deltaco is able to assign its rights to one of its affiliates.

Termination.  The stock purchase agreement may be terminated (i) before the closing by mutual written agreement of the Company and Deltaco, (ii) by the Company and Deltaco before the closing in the event (x) of a material breach by the non-terminating party of its covenants contained in the agreement, if such non-terminating party fails to cure such breach within five business days following notification thereof by the terminating party or (y) upon notification of the non-terminating party by the terminating party that the satisfaction of any condition to the terminating party’s obligations under the agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach by the terminating party, (iii) at any time by the Company or Deltaco after the Annual Meeting has been held and the stockholder approval has not been obtained or (iv) at any time after October 31, 2012 by the Company or Deltaco upon notification of the non-terminating party by the terminating party if the closing has not occurred on or before such date and such failure to consummate the transaction is not caused by a breach of the agreement by the terminating party.

Expense Reimbursement.  If Deltaco or the Company exercises its right to terminate the stock purchase agreement because Company stockholder approval has not been obtained, the Company will promptly pay to Deltaco $250,000 as a non- accountable expense reimbursement by wire transfer of immediately available funds to an account designated by Deltaco.

Indemnification.  The Company will indemnify Deltaco for any losses suffered, incurred or sustained by it or Alcadon or any subsidiary resulting from, arising out of or relating to any breach of warranty it makes pursuant to the representations section of the agreement or non-fulfillment of or failure to perform any covenant on the part of the Company contained in the agreement. The Company further indemnifies Deltaco for all costs and expenses incurred  by Deltaco or Alcadon or its subsidiaries resulting or relating to (i) taxes relating to the activities of Alcadon’s former branch office in Finland prior to the closing and (ii) the Company’s loss of, and the inability to deliver to Deltaco at closing, the share certificates issued by Alcadon.

Deltaco will indemnify the Company for any losses suffered, incurred or sustained by the Company resulting from, arising out of or relating to any breach of warranty or non-fulfillment of or failure to perform any covenant or agreement on the part of Deltaco contained in the agreement or any document delivered thereunder.

The stock purchase agreement establishes thresholds and limits for the amounts payable pursuant to indemnification claims.

Escrow Arrangement.  At the closing, Deltaco will pay the Escrow Amount to the escrow agent, pursuant to the terms of the stock purchase agreement and the escrow agreement to be entered into by the Company, Deltaco and the escrow agent. “Escrow Amount” is 10% of the estimated purchase price, and would be released to the Company (subject to any pending claims thereon) no later than December 28, 2012.

Governing Law.  The stock purchase agreement is governed by Swedish law without regard to conflict of law principles thereof. Any dispute, controversy or claim arising out of or in connection with the agreement, or the breach, termination or invalidity thereof, will be finally settled by arbitration administered by the Arbitration Institute of the Stockholm Chamber of Commerce. The place of arbitration is Stockholm.

For a discussion of the pro forma financial information for the sale of Alcadon , see “—Pro Forma Financial Statements.” In addition, the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 is being mailed to stockholders together with this proxy statement, containing financial data of the Company.

Required Vote of Stockholders

For approval of the sale of Alcadon and the related stock purchase agreement, an affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to proposal 3 will have the effect of a negative vote.

Board of Directors’ Recommendation

On September 7, 2012, the Board, by a unanimous vote, approved of the form of stock purchase agreement and the sale of Alcadon and deemed the sale to be in the best interests of the Company.

The Board of Directors recommends that the stockholders vote “FOR” the approval of the sale of Alcadon.

APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO GRANT AUTHORIZATION TO EFFECT A POTENTIAL REVERSE STOCK SPLIT IN THE FUTURE, WHICH IF COMPLETED WOULD ALSO REDUCE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AT THE SAME RATIO (Proposal No. 4)

Company’s Reasons for the Reverse Stock Split

This proposal, if approved, will not immediately cause a reverse stock split, but rather will grant authorization to the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors. The Board of Directors had determined it is advisable, and has approved, a series of proposed  amendments to our Amended and Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”) that would authorize the Board of Directors to effect a reverse stock split of all outstanding shares of the Common Stock at ratios of 1:10, 1:11, 1:12, 1:13, 1:14, 1:15, 1:16, 1:17, 1:18, 1:19 or 1:20.  Under these proposed amendments if, in the future the Board of Directors determine to effect a reverse stock split, each outstanding ten, eleven, twelve, thirteen, fourteen, fifteen, sixteen, seventeen, eighteen, nineteen or twenty shares of Common Stock would be combined, converted and changed into one share of Common Stock. The effect of each of these alternative amendments (which are referred to in this proxy statement as the “Reverse Stock Splits”) is illustrated in the table below:

Reverse Stock Split	Amendment
1:10	Amendment No. 1 (see Annex E-1)
1:11	Amendment No. 2 (see Annex E-2)
1:12	Amendment No. 3 (see Annex E-3)
1:13	Amendment No. 4 (see Annex E-4)
1:14	Amendment No. 5 (see Annex E-5)
1:15	Amendment No. 6 (see Annex E-6)
1:16	Amendment No. 7 (see Annex E-7)
1:17	Amendment No. 8 (see Annex E-8)
1:18	Amendment No. 9 (see Annex E-9)
1:19	Amendment No. 10 (see Annex E-10)
1:20	Amendment No. 11 (see Annex E-11)

The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by the Board of Directors following the Annual Meeting but prior to the 2013 Annual Meeting of Stockholders of the Company. The Board of Directors has recommended that these proposed amendments be presented to the Company’s stockholders for approval.

Upon receiving stockholder approval of the proposed amendments, the Board of Directors will have the sole discretion, until the 2013 Annual Meeting of Stockholders of the Company, pursuant to Section 242(c) of the Delaware General Corporation Law to elect, as it determines to be in the best interests of the Company and its stockholders, whether to effect a reverse stock split and, if so, the number of shares, ten, eleven, twelve, thirteen, fourteen, fifteen, sixteen, seventeen, eighteen, nineteen or twenty of Common Stock which will be combined into one share of Common Stock. The Board of Directors believes that stockholder approval of eleven selected exchange ratios (as opposed to approval of a single exchange ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company and its stockholders.

If the Board of Directors determines to effect one of the Reverse Stock Splits (the “Effective Reverse Stock Split”) by filing the applicable amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the Restated Certificate of Incorporation would be amended accordingly, and all other amendments would be abandoned. Approval of the Reverse Stock Splits will authorize the Board of Directors in its discretion to effectuate the Effective Reverse Stock Split in any of the ratios as described in the table above, or not to effect any of the Reverse Stock Splits. The text of the amendments to the Restated Certificate of Incorporation, one of which would be included in a Certificate of Amendment to the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware to effect the Effective Reverse Stock Split, are set forth in Annex E to this Proxy Statement; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board of Directors deems necessary and advisable to effect the Effective Reverse Stock Split.

If the Board elects to effect a reverse stock split following stockholder approval, the number of issued and outstanding shares of Common Stock would be reduced in accordance with an exchange ratio selected by the Board of Directors from among those set forth in this proposal, and the number of authorized shares of Common Stock would also be proportionately reduced. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding Common Stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. The par value of the Common Stock would remain unchanged at $0.0017 per share.

Advantages of a Reverse Stock Split. The Board of Directors believes that implementing a reverse stock split could have the following possible advantages, although there is no assurance that any of them will occur: (i) increasing the price so that it would be available to a broader range of investors, including investors such as funds that are prohibited from buying stocks whose price is below a certain level; (ii) helping to attract the interest of brokers who are subject to policies that prevent or discourage them from recommending stocks with lower market prices; (iii) decreasing price volatility, as small changes in the price of the Company’s Common Stock currently results in relatively large percentage changes in the stock price and (iv) helping the market price of the stock meet the requirements for listing on Nasdaq.

Disadvantages of a Reverse Stock Split. Although the Board of Directors believes that the potential advantages of a reverse stock split significantly outweigh the potential disadvantages, the following are potential disadvantages: (i) a reverse stock split could decrease the trading market for the Common Stock because it will reduce the number of shares available in the public market; and (ii) it is possible that the reverse stock split could not have the effect of a higher stock price, and in that case the stock price would not attract additional investor or broker interest, and (iii) potential for a lower market capitalization for the Company.  Other factors, such as the Company’s financial results, market conditions and the market perception of the Company’s business may adversely affect the stock price. Investor interest in our Common Stock will also be based on our economic performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

Effects of a Reverse Stock Split. In addition to the decrease in the number of issued and outstanding shares of our Common Stock as described above, other effects of a reverse stock split include the following: (i) the number of shares of Common Stock authorized for issuance under the Restated Certificate of Incorporation will be reduced; (ii) the number of shares of preferred stock authorized for issuance under the Restated Certificate of Incorporation will not be affected by a reverse stock split; (iii) no fractional shares of Common Stock will be issued in connection with the proposed Effective Reverse Stock Split and holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Effective Reverse Stock Split will receive cash in lieu of the fractional share; (iv) the number of shares of Common Stock reserved and available for issuance under the Plan then in effect, and the number, exercise price, grant price or purchase price of shares of Common Stock subject to all outstanding awards under that Plan, as well as the number, exercise price or purchase price of any other outstanding options and warrants, will be proportionately adjusted based on the reverse stock split ratio being utilized (for example, in the case of a one for 10 reverse stock split, if there are 10,000,000 million shares of Common Stock available for future issuance under the Plan, that number will be reduced to 1,000,000 million); (v) the reverse stock split will not affect the registration of the Common Stock under the Exchange Act; (vi) proportionate voting rights and other rights of the Common Stock stockholders will not be affected by a reverse stock split, other than a possible minimal difference as a result of the treatment of fractional shares; (vii) stockholders are not entitled to dissenters’ or appraisal rights with respect to a reverse stock split; (viii) the par value of the shares will remain the same after the reverse stock split; (ix) because the reverse stock split will reduce the number of outstanding shares, the amount of stated capital will be reduced (in the same proportion as the reduction in the number of outstanding shares), and the amount by which the stated capital is reduced will be transferred to the paid-in capital account on the Company’s balance sheet; and (x) the per-share net income or loss of the Company’s Common Stock will be based on the reduced number of outstanding shares. In addition, despite the decrease in the number of outstanding shares resulting from a reverse stock split, the Board of Directors does not intend that a reverse stock split would be implemented as a step toward a going private transaction as defined under Rule 13e-3 of the Exchange Act.

If implemented in the future, after the Effective Reverse Stock Split, each stockholder would own a reduced number of shares of Common Stock. However, the Effective Reverse Stock Split will affect all of our Common Stockholders uniformly and will not affect any stockholder’s percentage ownership in the Company, except to the extent that the Effective Reverse Stock Split results in any of the our stockholders owning a fractional share as described below. The number of stockholders of record would not be affected by the Effective Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the proposed reverse stock split.

If the Reverse Stock Split is implemented, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Effective Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

Stockholders should note that the effect of the Effective Reverse Stock Split upon the market prices for the Common Stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. In particular, there is no assurance that the price per share of the Common Stock after the Effective Reverse Stock Split will be ten, eleven, twelve, thirteen, fourteen, fifteen, sixteen, seventeen, eighteen, nineteen or twenty times, as applicable, the price per share of the Common Stock immediately prior to the Effective Reverse Stock Split. Furthermore, there can be no assurance that the market price of the Common Stock immediately after the proposed Effective Reverse Stock Split will be maintained for any period of time. Even if an increased share price can be maintained, the Effective Reverse Stock Split may not achieve the other desired results which have been outlined above. Moreover, because some investors may view an Effective Reverse Stock Split negatively, there can be no assurance that approval of the Reverse Stock Splits will not adversely impact the market price of the Common Stock or, alternatively, that the market price following the Effective Reverse Stock Split will either exceed or remain in excess of the current market price.

Board of Directors’ Discretion to Implement Effective Reverse Stock Split.  If the Reverse Stock Splits are approved by the stockholders of the Company, the Effective Reverse Stock Split will be effected, if at all, only upon a subsequent determination by the Board of Directors that one of the Reverse Stock Splits (with an exchange ratio determined by the Board of Directors as described above) is in the best interests of the Company and its stockholders.  Such determination will be based upon many factors, including existing and expected marketability and liquidity of the Common Stock, prevailing market conditions and the likely effect on the market price of the Common Stock. Notwithstanding approval of the Reverse Stock Splits by the stockholders, the Board of Directors may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any of the Reverse Stock Splits, as permitted under Section 242(c) of the Delaware General Corporation Law.  If the Board fails to implement any of the Reverse Stock Splits before the next annual meeting, further stockholder approval would be required prior to implementing any reverse stock split.

Effective Date.  If the proposed Reverse Stock Splits are approved at the Annual Meeting and the Board of Directors elects to proceed with the Reverse Stock Split in one of the approved ratios, the Effective Reverse Stock Split would become effective as of 5:00 p.m. Eastern time on the date of filing (the “Effective Date”) of the applicable Certificate of Amendment to the Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of Common Stock in accordance with the Effective Reverse Stock Split ratio determined by the Board of Directors among the choices set forth in this proposal. If the Board of Directors fails to implement any of the Reverse Stock Splits before the 2013 Annual Meeting of Stockholders, further stockholder approval would be required prior to implementing any reverse stock split.

Exchange of Stock Certificates.  Shortly after the Effective Date, each holder of record of an outstanding certificate theretofore representing shares of Common Stock will receive from the Company’s exchange agent (the “Exchange Agent”) for the Effective Reverse Stock Split, instructions for the surrender of such certificate to the Exchange Agent. Such instructions will include a form of Transmittal Letter to be completed and returned to the Exchange Agent. As soon as practicable after the surrender to the Exchange Agent of any certificate that prior to the Effective Reverse Stock Split represented shares of Common Stock, together with a duly executed Transmittal Letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of Common Stock into which the shares of Common Stock previously represented by the surrendered certificate shall have been reclassified and a check for any amounts to be paid in cash in lieu of any fractional share. Until surrendered as contemplated herein, each certificate that immediately prior to the Effective Reverse Stock Split represented any shares of Common Stock shall be deemed at and after the Effective Reverse Stock Split to represent the number of full shares of Common Stock contemplated by the preceding sentence. Each certificate representing shares of Common Stock issued in connection with the Effective Reverse Stock Split will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of Common Stock.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any certificate that prior to approval of the Effective Reverse Stock Split represented any shares of Common Stock, except that if any certificates of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, it shall be a condition of such issuance that (i) the person requesting such issuance shall pay to the Company any transfer taxes payable by reason thereof (or prior to transfer of such certificate, if any) or establish to the satisfaction of the Company that such taxes have been paid or are not payable, (ii) such transfer shall comply with all applicable federal and state securities laws, and (iii) such surrendered certificate shall be properly endorsed and otherwise be in proper form for transfer.

Cash Payment in Lieu of Fractional Shares.  No fractional shares of Common Stock will be issued as a result of the Effective Reverse Stock Split.  Instead, in lieu of any fractional shares to which a holder of Common Stock would otherwise be entitled as a result of the Effective Reverse Stock Split, the Company shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the OTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date the certificate of amendment of amended and restated certificate of incorporation is filed with the Secretary of State of the State of Delaware.  As of August 14, 2012, there were approximately 20,306 stockholders of record of the Common Stock. Upon stockholder approval of this proposal, if the Board of Directors elects to implement the Effective Reverse Stock Split at an exchange ratio of 1:10, 1:11, 1:12, 1:13, 1:14, 1:15, 1:16, 1:17, 1:18, 1:19 or 1:20 stockholders owning less than 10,11,12,13,14,15,16,17,18,19 or 20 shares, respectively, of Common Stock prior to the Effective Reverse Stock Split would be eliminated.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split. The following is a summary of certain United States federal income tax consequences of the reverse stock split. It does not address any state, local or foreign income or other tax consequences and is addressed only to U.S. holders who hold pre-reverse stock split shares and post-reverse stock split shares as capital assets for tax purposes. A U.S. holder, as that term is used in this discussion, is a holder of shares of the Company’s Common Stock that is (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if (a) a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

The following summary does not address stockholders who are subject to special rules, such as (i) dealers in securities, (ii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, (iii) banks, insurance companies, mutual funds and other financial institutions, (iv) tax-exempt organizations, (v) stockholders that own pre-reverse split shares that are a hedge of, or that are hedged against, the risks of price movements in shares of the Company’s Common Stock, or that have recently purchased, will soon purchase, are committed to purchase, or have an option to purchase shares of the Company’s Common Stock in transactions that would be “wash-sales” for U.S. federal income tax purposes, (vi) stockholders that own shares of the Company’s Common Stock as part of straddle or conversion transactions for tax purposes, (vii) stockholders who hold pre-reverse stock split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”), (viii) stockholders who are subject to the alternative minimum tax provisions of the Code, (ix) stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation, and (x) stockholders whose functional currency for tax purposes is not the U.S. dollar.  The following summary is based on the Code, its legislative history, existing and proposed regulations under the Code, published rulings and court decisions, all as currently in effect.  These laws are subject to change, possibly retroactively.

The reverse stock split is expected to qualify for one or more non-recognition provisions of the Code, in which case the material U.S. federal income tax consequences of the reverse stock split will be as follows:

•      the Company will not recognize any gain or loss as a result of the reverse stock split;

•      other than with respect to any cash payments received in lieu of fractional shares discussed below, a U.S. holder will not be required to recognize any gain or loss upon such U.S. holder’s exchange of pre-reverse stock split shares for post-reverse stock split shares;

•      a U.S. holder’s tax basis in his, her or its post-reverse stock split shares (including any fraction of a new share deemed to have been received) will be equal to the aggregate tax basis of his, her or its pre-reverse stock split shares;

•      the holding period of post-reverse stock split shares will include the holding period of the pre-reverse stock split shares surrendered in the reverse stock split;

•      a U.S. holder who receives cash in exchange for a fractional share interest in post-reverse stock split shares generally will be deemed to have first received the fractional share interest and then to have had such fractional share interest redeemed for cash, generally resulting in a taxable gain or loss equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the fractional share, although a U.S. holder who, actually or constructively for U.S. federal income tax purposes, owns more than 1% of the outstanding shares of the Company’s Common Stock shares should consult his, her or its tax advisor as to whether his, her or its receipt of cash in lieu of a fractional share interest may be deemed “essentially equivalent to a dividend” and taxed accordingly; and

•      any gain or loss recognized by a U.S. holder as a result of the reverse stock split will be a capital gain or loss and will be treated as a long-term capital gain or loss if the U.S. holder’s holding period for the pre-reverse stock split shares surrendered in the reverse stock split  is more than one year.

Long-term capital gain of a noncorporate U.S. holder generally is taxed at a current maximum rate of 15%, and the deductibility of capital losses of both corporate and noncorporate holders is subject to certain limitations.  In addition, certain U.S. holders may be required to attach to their tax returns for the year in which the reverse stock split is consummated a statement containing the information required by applicable Treasury Regulations.

STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN THEIR PARTICULAR CIRCUMSTANCES UNDER THE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION TO WHICH THEY MAY BE SUBJECT.

Required Vote of Stockholders

For approval of amendments to our amended and restated certificate of incorporation, as amended, to authorize the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors, which reverse stock split will also reduce the authorized number of shares of our Common Stock in the same ratio, an affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required. A properly executed proxy marked “ABSTAIN” with respect to proposal 4 will have the effect of a negative vote.

Board of Directors’ Recommendation

On August 8, 2012, the Board, by a unanimous vote, approved the adoption of amendments to authorize the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors, which reverse stock split will also reduce the authorized number of shares of our Common Stock in the same ratio.

The Board of Directors recommends that the stockholders vote “FOR” for the reverse stock split proposal.

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2007 OMNIBUS INCENTIVE PLAN
(Proposal No. 5)

Company’s Reasons for the Amendment to the Company’s 2007 Omnibus Incentive Plan

The MRV Communications, Inc. 2007 Omnibus Incentive Plan (the “Plan”) was adopted by our Board of Directors and approved by our stockholders in 2007. The purposes of the Plan are to assist us in attracting and retaining highly competent employees, directors and consultants, to act as an incentive in motivating selected employees, directors and consultants to achieve long-term corporate objectives, and to enable us to grant stock-based and cash-based incentive awards that qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

We are authorized to issue up to 12,000,000 shares of our Common Stock under the Plan, of which only 1,000,000 was able to be issued under restricted stock and certain performance and other stock-based awards (the “restricted stock limit”). On August 8, 2012, the Board of Directors unanimously adopted an amendment to the Plan, subject to stockholder approval, that would remove the restricted stock limit and incorporate additional shareholder-friendly revisions to the Plan. The 12,000,000 share limit on the total number of shares issuable under the Plan would not be changed by the amendment.

As of July 31, 2012, all of the shares subject to the 1,000,000 share restricted stock limit have become vested or are covered by outstanding awards. Consequently, unless the proposed amendment is approved, we will not be able to continue making restricted stock and similar types of awards under the Plan.

Our Board of Directors believes that restricted stock and performance and stock-based awards that are currently subject to the restricted stock limit have been and, if the proposed amendment is approved, will continue to be a material element in our overall compensation strategy. The 1,000,000 share restricted stock limit may have been appropriate in 2007, when the Plan was adopted; however, given the flexibility needed in order to remain competitive and the importance of these awards to our overall compensation strategy, our Board of Directors believes that the restricted stock limit no longer serves a useful purpose and now serves only as an unnecessary restraint on our ability to issue awards under the Plan that best suit our long term needs and objectives and otherwise enable us to fulfill the purposes of the Plan. If the proposed amendment is not approved, then, because of the 1,000,000 share restricted stock limit, our ability to attract, motivate and retain highly qualified personnel may be impaired.

The proposed amendment also includes additional shareholder-friendly revisions to the Plan in order to keep the Plan up to date and in line with best practices, including a prohibition against re-pricing of outstanding underwater options and stock appreciation without stockholder approval. These additional changes are described in the following section under the heading “Summary of Material Changes” and are marked in the copy of the amended Plan document attached to this Proxy as Annex F.

By approving the proposed amendment of the Plan, our stockholders will also be re-approving the other material terms of the Plan, including, in particular, the business criteria upon which performance-based awards may be granted as set forth below under “Performance-Based Awards.” Such re-approval is required by applicable tax regulations in order to enable us to continue granting performance based awards under the Plan that will qualify as “performance-based” compensation that is exempt from the deduction limitations imposed under Section 162(m) of the Code. In this regard, the regulations generally require stockholder re-approval of the performance criteria every five years.

There are currently 12,000,000 shares authorized under the Plan, of which 6,196,514 have been issued or are covered by outstanding awards as of June 30, 2012, leaving 5,803,486 shares available for future grant. Also as of June 30, 2012, there were an aggregate of 824,424 full value awards outstanding and a total of 10,342,407 options outstanding with a weighted average price and term of $1.82 and 1.87 years, respectively. The Company has followed a responsible approach to equity-based compensation in the past, and the Company’s three-year average burn rate is 1.55%, well below the ISS Corporate Services burn rate cap of 7.69% applied to our industry. The table below sets forth all of the awards that have been granted over the past three full fiscal years.

Plan Information as of June 30, 2012

Year	Options Granted	Full-Value Shares Granted	Weighted-Average Common Shares Outstanding for Year
2009	235,000	0	157,547,000
2010	4,815,000	102,932	157,569,000
2011	1,919,000	120,565	157,561,000

The proposed amendment does not increase or otherwise affect in any way the total number of shares authorized for issuance under the Plan. Note, however, that, if proposal 4 (relating to the reverse stock split) is approved, the number of shares reserved and available for issuance under the Plan (as well as the number of shares and, if applicable, the exercise of purchase price under outstanding Plan awards, and the maximum number of shares that can be covered by awards granted to any person during a calendar year) will be proportionately adjusted based on the reverse stock split ratio being utilized, if in the future the Board of Directors determines to effect a reverse stock split.

Our Board of Directors has determined that approval of the proposed Plan amendment and re-approval of the material terms of the Plan will serve the best interests of our Company and our stockholders.

Summary of Material Changes

If our stockholders vote in favor of this proposal, then:

•                  The limitation on the number of shares that may be issued under restricted stock and certain other performance and stock based awards pursuant to Sections VII, VIII and IX of the Plan will be eliminated. The total number of shares that may be issued under the Plan will remain the same.

•                  Absent stockholder approval, we would not be permitted to reduce the exercise or base price of outstanding stock options or stock appreciation rights, or exchange such options or stock appreciation rights for cash or for replacement awards with a reduced exercise or base price. The sentence to be added in Section 11.01 of our Plan is “Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the Purchase Price with respect to outstanding Options or the Exercise Price with respect to outstanding Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise or base price that is less than the Purchase Price or Exercise Price of the original Options or Stock Appreciation Rights, unless and except to the extent any such amendment or cancellation and exchange transaction is approved the Company’s stockholders.”

•                  Our ability to issue restricted stock units (i.e., the conditional right to receive shares of Common Stock in the future) would be clarified.

•                  The maximum duration of an outstanding stock option or stock appreciation right would be limited to ten years from the date of grant, and the base price under stock appreciation awards could be no less than the fair market value of our stock on the date the award is granted.

•                  Dividend equivalents, if any, awarded with respect to shares covered by a “Performance Award” under Article VIII of the Plan would only be payable if and to the extent that the shares covered by the award become vested.

•                  The transfer of certain awards under the Plan would be limited to transfers for no consideration, e.g., lifetime gifts to family members.

In order to satisfy applicable tax regulations, the other material terms of the Plan, including, particularly, the performance criteria that may be used for performance-based awards that are designed to be exempt from the deduction limitation provisions of Section 162(m) of the Code, would be re-approved.

Description of the Plan

The following is a brief description of the material provisions of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, and the proposed amendment to the Plan, which is attached hereto as Annex G.

Administration.   The Plan is administered by the Compensation Committee of the Company’s Board of Directors. The Committee has the authority to determine, within the limits of the express provisions of the Plan, the employees (other than Section 16 Officers) and consultants to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. In the case of Section 16 Officers and Directors, the full Board of Directors has the authority to determine, within the limits of the express provisions of the Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Committee generally has discretion to delegate its authority under the Plan to another committee of the Board or a subcommittee, or to such other party or parties, including officers of the Company, as the Committee deems appropriate.

Types of Awards.  Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of Common Stock, restricted units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

Stock Options.  The Committee may grant to a participant options to purchase Company Common Stock that qualify as incentive stock options for purposes of Section 422 of the Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise, will be determined by the Committee in the case of awards to employees and consultants and by the Board in the case of awards to Section 16 Officers and Directors. The exercise price per share for stock options will be determined by the Committee or Board in its discretion, but may not be less than 100% of the fair market value per share of MRV’s Common Stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price per share may not be less than 110% of the fair market value of one share of Common Stock on the date the stock option is granted.

Stock options must be exercised within a period fixed by the Committee which, pursuant to the proposed amendment, could not exceed ten years from the date of grant. In the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the term of the option may not exceed five years. The Plan provides for earlier termination of stock options upon the participant’s termination of service, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options. Under the proposed amendment, re-pricing of options (e.g., reducing the exercise price of out-of-the-money options) would be prohibited without stockholder consent.

At the Committee’s discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, shares of the Company’s Common Stock held by the participant, or in any other form of consideration acceptable to the Committee (including one or more forms of “cashless” exercise).

Stock Appreciation Rights. The Committee (or the Board) may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

The exercise price per SAR will be determined by the Committee (or the Board) in its discretion. Under the proposed amendment, the exercise price may not be less than 100% of the fair market value per share of the Company’s Common Stock on the date when the SAR is granted, and the term of a SAR may not be more than ten years from the grant date. Upon exercise of a SAR, payment may be made in cash, shares of the Company’s Common Stock held by the participant or in any other form of consideration acceptable to the Committee (including one or more forms of “cashless” exercise). Under the proposed amendment, re-pricing of SARs (e.g., reducing the base price of out-of-the-money SARs) would be prohibited without stockholder consent.

Restricted Shares and Restricted Units. The Committee may award to a participant shares of Common Stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period. As clarified by the proposed amendment, the Committee also may award to a participant units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted units”). The terms and conditions of restricted share and restricted unit awards are determined by the Committee or the Board, as applicable.

Performance Awards. The Committee may grant so-called performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee.

Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets will be established, in the Committee’s discretion, based on one or more of the Performance Goals described under the section below titled “Performance Awards Exempt from Section 162(m) Deduction Limits.” To the extent that a participant is not subject to Section 162(m) of the Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, at its discretion, may adjust the performance targets or the amount or value of the performance award.

Other Stock-Based Awards. The Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted units, or performance awards. The terms and conditions of each other stock-based award will be determined by the Committee. Payment under any other stock-based awards will be made in Common Stock or cash, as determined by the Committee.

Cash-Based Awards. The Committee may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The terms and conditions of each cash based award will be determined by the Committee. The following material terms will be applicable to performance-based cash awards granted to covered executives subject to Section 162(m):

•       The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Committee to be subject to Section 162(m) of the Code.

•       The targets for annual incentive payments to “covered employees” (as defined in Section 162(m) of the Code) will consist only of one or more of the Performance Goals discussed below under the heading “Performance Awards Exempt from Section 162(m) Deduction Limits.” Such performance targets will be established by the Committee on a timely basis to ensure that the targets are considered “pre-established” for purposes of Section 162(m) of the Code.

•       In administering the incentive program and determining incentive awards, the Committee will not have the flexibility to pay a covered executive more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Committee may retain the flexibility to reduce this amount.

•       The cash incentive compensation feature of the Plan does not preclude the Board or the Committee from approving other incentive compensation arrangements for covered employees.

Performance Awards Exempt from Section 162(m) Deduction Limits. In the case of awards that are intended to qualify for the performance-based exception to the deduction limitation provisions of Section 162(m) of the Code, the performance targets may be based on any one or more of the following measures (the “Performance Goals”):

• Net earnings or net income (before or after taxes);

• Earnings per share or earnings per share growth, total units, or unit growth;

• Net sales, sales growth, total revenue, or revenue growth;

• Net operating profit;

• Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

• Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

• Earnings before or after taxes, interest, depreciation, and/or amortization;

• Gross or operating margins;

• Productivity ratios;

• Share price or relative share price (including, but not limited to, growth measures and total stockholder return);

• Expense targets;

• Margins;

• Operating efficiency;

• Market share or change in market share;

• Customer retention or satisfaction;

• Working capital targets; and

• Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

The Performance Goals may be measured with respect to the Company or any one or more of its subsidiaries, divisions or affiliates, either in absolute terms or as compared to another company or companies, or an index established or designated by the Committee. The above terms will have the same meaning as in the Company’s financial statements, or if the terms are not used in the Company’s financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable. In general, the tax law requires that, in order to enable us to make awards that qualify for the performance-based compensation exemption from the 162(m) deduction limits, the material provisions of the Plan, including the above-listed performance criteria, must be re-approved by our stockholders in five-year intervals. Accordingly, we are seeking such re-approval as part of this proposal.

Dividend Equivalents.  The Committee may provide for the payment of dividends or dividend equivalents with respect to shares of Common Stock covered by certain awards under the Plan. Under the proposed amendment, dividend equivalents, if any, granted with respect to shares covered by “performance awards” made under the Plan would be payable only if and to the extent such shares become vested in accordance with the terms of the performance award.

Eligibility and Limitation on Awards.  The Committee may grant awards to any employee (other than Section 16 Officers), consultant or other person providing services to the Company or its affiliates. The Board may grant awards to any Section 16 Officer or director. No more than 500,000 shares may be issuable under awards made to any participant in any calendar year. The maximum amount of a cash-based award made under the Plan to any participant is $250,000.

Shares Subject to the Plan.  An aggregate of 12,000,000 shares of Common Stock is reserved for issuance and available for awards under the Plan, including incentive stock options. There is currently a 1,000,000 share limit on restricted stock and certain other performance-based stock award. If the proposed amendment is approved, the 1,000,000 share limit will be eliminated, and the unused balance of the 12,000,000 share aggregate limit could be issued pursuant to any form of award that is otherwise authorized by the Plan, including restricted stock.

With respect to awards other than SARs made under the Plan, shares of Common Stock not actually issued (as a result, for example, of the lapse of an option or a forfeiture of restricted stock), other than shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding obligations with respect to an award, will be available for additional grants under the Plan. With respect to SARs, the full number of SARs granted that are settled by the issuance of shares of Common Stock will be counted against the number of shares reserved for issuance under the Plan, regardless of the number of shares actually issued upon settlement of the SAR award.

Shares to be issued or purchased under the Plan will be authorized but unissued shares of Common Stock. Shares issued with respect to awards assumed by the Company in connection with acquisitions do not count against the total number of shares available under the Plan.

Capital Changes.  In the event of a stock dividend, stock split, merger, consolidation or other capital change having a similar effect, appropriate adjustment shall be made to the exercise or purchase price and number and kind of shares subject to outstanding awards, the number and kind of shares that may be issued under the Plan and the maximum number of shares that may be covered by awards made to any participant in any calendar year in order to prevent undue dilution or enlargement of participants’ rights under the Plan.

Amendment and Termination.  The Board of Directors may at any time amend or terminate the Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the Plan without the consent of the recipient. No awards may be made under the Plan after the tenth anniversary of its effective date.

Federal Income Tax Consequences

The federal income tax consequences associated with awards made under the Plan are as summarized below.

Incentive Stock Options. A participant who is granted an incentive stock option will not recognize taxable income on the grant or exercise of the incentive stock option. The participant will realize taxable income or loss, however, when the shares of stock acquired upon exercise of the option are later sold or disposed. If the participant sells or disposes of the shares more than two years after the date of grant and more than one year after the date the option is exercised (the required statutory “holding period”), (a) the participant will recognize a long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a compensation. If the sale or other disposition occurs before the end of the statutory holding period, any gain realized will be taxed as ordinary income to the extent of the excess of the fair market value of the shares at the time the option is exercised over the option price, and the balance of the gain, if any, will be taxable as capital gain. The Company will be entitled to a corresponding deduction in the year of disposition if and to the extent the participant realizes ordinary income. A sale for less than the option price results in a capital loss. The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

Nonqualified Stock Options. A participant who is granted a nonqualified stock option under the Plan will not realize taxable income on the grant of the option. Generally, when the option is exercised, the participant will realize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option exercise price paid for the shares. The Company generally will be entitled to a corresponding deduction. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize a long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount of ordinary income realized by the participant upon exercise of the option.

Stock Appreciation Rights. A participant who is granted stock appreciation rights will not realize taxable income on the grant of the SARs. In general, upon exercise of a SAR, the participant will realize ordinary income equal to the amount received (i.e., the increase in the fair market value per share from the date of grant of the SAR to the date of exercise), and the Company will be entitled to a corresponding deduction.

Restricted Shares. In general, a participant who receives restricted shares will realize ordinary income if and when the shares become vested in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding deduction. A participant may make an election under Section 83(b) of the Code to realize ordinary income at the time the restricted shares are received equal to the then fair market value of the restricted shares and, in general, we would be entitled to a corresponding deduction. If the 83(b) election is made, the participant will not be subject to tax when the shares become vested and the participant’s basis will be equal to the fair market value of the shares on the date they were transferred to the participant.

Restricted Units. A participant will not realize taxable income upon receipt of an award of restricted units. In general, if the units become vested and the award is settled in shares, the participant will realize ordinary income equal to the fair market value of the shares on the date they are transferred to the participant, and the Company will be entitled to a corresponding deduction.

Performance Awards, Other Stock-Based Awards and Cash-Based Awards. Normally, a participant will not realize taxable income upon the grant of performance awards, other stock-based awards and cash-based awards unless and until the awards become vested and the cash or shares are transferred to the participant in settlement of the awards. In general, if and when that occurs, the amount of any cash received and the fair market value of any Common Stock received will constitute ordinary income to the participant, and the Company will be entitled to a corresponding deduction.

Vote Required

For approval of an amendment to the Plan to eliminate the sublimit of the number of shares of the Company’s Common Stock that may be used for restricted shares and performance and other stock-based awards under the Plan and to incorporate additional shareholder-friendly revisions to the Plan, and the re-approval of the material terms of the Plan relating to performance-based awards in order to enable us to satisfy applicable tax law requirements, an affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to proposal 5 will have the effect of a negative vote.

Recommendation of the Board of Directors

On August 8, 2012, the Board, by a unanimous vote, approved an amendment to the Plan to eliminate the sublimit on the total number of restricted shares and performance and other stock-based awards of the Company’s stock that have otherwise previously been authorized for issuance and deems such an amendment to be in the best interest of the Company.

The Board of Directors recommends that the stockholders vote “FOR” for the adoption of the Plan as amended.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal No. 6)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to approve, on an advisory nonbinding basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s rules. We ask that you support the compensation of our Named Executive Officers as disclosed in the “Compensation Discussion and Analysis” beginning on page 22 of this proxy statement and the accompanying tables contained in this proxy statement.

As described under the heading “Philosophy” in the “Compensation Discussion and Analysis” section beginning on page 22, our executive compensation programs are designed to motivate and retain our remaining Named Executive Officers, who are critical to the success of our strategy to return value to stockholders, and to link a significant portion of their compensation to the return of value to stockholders. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation program for Named Executive Officers in 2011, and how it has evolved in the first part of 2012.

The Compensation Committee continually reviews our Named Executive Officers’ incentive compensation programs to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. As a result of this review process, the Compensation Committee and Board of Directors have taken several actions to align executive compensation with stockholders’ interests. For example:

•                   The cash incentive bonus plans for each of Mr. Gorsun and Ms. Painter are tied to the value that is returned to stockholders via a cash dividend or otherwise;

•                   In 2011, we adjusted our identified performance measures as appropriate to meet MRV’s critical goals and objectives during changing market conditions, which included adding operating cash flow as a performance measure for that year; and

•                   In 2011, our Board approved stock ownership guidelines for executive officers as well as directors.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their view on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to MRV’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K in this proxy statement, is hereby APPROVED.”

The “say-on-pay” vote is advisory, and therefore not binding on MRV, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Board of Directors’ Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the approval of the compensation of our Named Executive Officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act, or the Exchange Act that might incorporate future filings, in whole or in part, including its Annual Report on Form 10-K for the year ended December 31, 2011 and its Registration Statements on Forms S-3 and S-8, the following Report shall not be incorporated by reference into any such filings.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of financial controls. In fulfilling its oversight responsibilities during 2011, the Audit Committee periodically:

•                   reviewed the unaudited and audited financial statements with management and the Company’s independent registered public accounting firm, Ernst & Young LLP;

•                   discussed the accounting principles, significant assumptions, estimates and matters of judgment used in preparing the financial statements with management and the Company’s independent registered public accounting firm;

•                   reviewed the Company’s financial controls and financial reporting process; and

•                   reviewed significant financial reporting issues and practices, including changes in accounting principles and disclosure practices.

The Audit Committee also reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, its judgment as to the quality and not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under accounting principles generally accepted in the United States, as well as the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. In addition, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the results of its examinations, its evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee received from the independent registered public accounting firm written disclosures regarding the auditors’ independence required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Committee discussed with the independent registered public accounting firm that firm’s independence and considered the compatibility of its non-audit services (principally tax advisory services) with the standards for auditors’ independence. The Audit Committee discussed and assessed with management and the independent registered public accounting firm, management’s report and the independent registered public accounting firm’s report and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act.

In reliance on the reviews and discussions referred to above and representations by management that the financial statements were prepared in accordance with generally accepted accounting principles, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011.

Audit Committee of the Board of Directors
Kenneth H. Traub, Chair Robert M. Pons Glenn Tongue

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 7)

General

The Audit Committee of the Board of Directors appointed Ernst & Young LLP as the independent registered public accounting firm of our consolidated financial statements for the year ending December 31, 2012. Ratification of the appointment of the independent registered public accounting firm and auditor is not required by our bylaws or applicable law. This proposal is before stockholders because, though not binding on the Audit Committee, the Board of Directors has historically submitted the proposal to stockholders at the annual meetings of stockholders as the Board of Directors believes that it is good corporate practice to seek stockholder ratification of the Audit Committee’s appointment of independent auditors.

If the appointment of Ernst & Young is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement or engage another audit firm without resubmitting the matter to stockholders. Even if the appointment is ratified, the Audit Committee, in its discretion, may act to engage a different independent auditing firm at any time during the year, if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.

Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm’s Fees and Services

The Audit Committee’s policy and procedure is to pre-approve all audit and permissible non-audit related services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally subject to a specific budget. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed through the date of the auditor’s periodic report. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee approved 100% of the professional services for the Audit, Audit-Related, Tax and Other Fees indicated below for the years ended December 31, 2011 and 2010.

Ernst & Young has been the principal independent registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q. The following is a summary of the fees Ernst & Young billed to the Company for services rendered for the years ended December 31, 2011 and 2010 relating to continuing operations:

Fee Category	2011	2010
Audit Fees	$2,555,407	$2,669,224
Audit-Related Fees	25,000	246,002
Tax Fees	934,789	452,501
All Other Fees	—	—

Total	$3,515,196	$3,367,727

The preceding table includes $815,756 and $176,510 for audit fees related to discontinued operations and for consultations related to discontinued operations for the years ended December 31, 2010 and 2011, respectively. In addition, the table includes $9,589 for tax fees related to discontinued operations for the year ended December 31, 2010. On October 26, 2010, we sold all of the issued and outstanding capital stock of Source Photonics, Inc. and Source Photonics Santa Clara, Inc. In addition, on January 7, 2010, we divested our 90% ownership in EDSLan, S.p.A. While we divested the operating subsidiaries of MRV Switzerland Ltd. in May 2011, the subsidiary did not use Ernst & Young as its auditors. On March 29, 2012, we sold all of the issued and outstanding capital stock of CES Creative Electronic Systems S.A.

Audit Fees.  This category includes fees billed for professional services rendered for the audits of our consolidated financial statements and internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports and services normally provided, primarily by Ernst & Young, in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  This category includes fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting matters.

Tax Fees.  This category includes fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees.  This category includes fees for products and services other than those reported in the Audit Fees, Audit-Related Fees, or Tax Fees categories above.

The Audit Committee has determined that the rendering of the non-audit services by Ernst & Young is compatible with maintaining Ernst & Young’s independence.

Vote Required

To be approved, the ratification of the appointment of Ernst & Young as our independent registered public accounting firm must receive a “FOR” vote from the majority of shares represented at the meeting in person or by proxy and entitled to vote at the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for any purpose in determining whether this matter has been approved. Except where authority has been expressly withheld by abstention or negated by a stockholder who indicates in the proxy “against,” the enclosed proxy will be voted for the ratification of the appointment of Ernst & Young which is serving as our independent registered public accounting firm for the year ending December 31, 2012.

Board of Directors’ Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP which is serving as our independent registered public accounting firm for the year ending December 31, 2012.

ADDITIONAL INFORMATION

Other Matters

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting of Stockholders other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holders.

Stockholder Proposals for the Next Annual Meeting

Stockholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with the next annual meeting of stockholders (the “2013 Annual Meeting”) must submit their proposals to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary, not less than 120 calendar days before the anniversary date of our proxy statement released to stockholders for the Annual Meeting. In the event that the date of our 2013 Annual Meeting is more than 30 days from the anniversary date of the Annual Meeting, stockholders wishing to submit proposals in accordance with Rule 14a-8 for inclusion in the proxy materials to be distributed by us in connection with our 2013 Annual Meeting must submit their proposals to the Secretary as described above within a reasonable time before we begin to print and send out our proxy material in connection with the 2013 Annual Meeting. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8, in order to be included in our proxy materials. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

Director Attendance at Annual Meetings

We use reasonable efforts to schedule our annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account the directors’ schedules. We encourage director attendance at our annual meetings, and all director nominees attended the January 2012 Annual Meeting of Stockholders.

Availability of SEC Filings

We make available on our website, free of charge, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K, as soon as reasonably practicable after such reports are filed with the SEC. You may access them at mrv-corporate.com. You may also access these reports at the SEC’s website at www.sec.gov. Copies of our Annual Report on Form 10-K for the year ended December 31, 2011, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to: MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary, or by calling Investor Relations at (818) 773-0900 or by emailing Investor Relations at ir@mrv.com.

Delivery of Documents to Stockholders Sharing an Address

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements and Notices of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household these materials, delivering a single annual report and proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and proxy statement, or if you are receiving multiple copies of the materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary, or by calling Investor Relations at (818) 773-0900 or email at ir@mrv.com.

Manner and Cost of Proxy Solicitation

We will be paying for the cost of preparing, assembling and mailing the proxy materials and the cost of this solicitation. If you access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, e-mail or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

MRV Communications, Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Operations and Consolidated Balance Sheet

The following presents our unaudited pro forma statements of operations for the fiscal years ended December 31, 2011, 2010 and 2009 and six months ended June 30, 2012 and 2011 and our unaudited pro forma balance sheet as of June 30, 2012. The pro forma statements of operations give effect to (i) the sale of Alcadon, (ii) the sale of Interdata (collectively, the “Sale Proposals”) and (iii) the combined effect of the Sale Proposals. These financial statements should be read together with the Notes provided thereto.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.  The information set forth below should be read together with (i) MRV’s unaudited consolidated financial statements as of June 30, 2012 and 2011 included in MRV’s Quarterly Report filed with the SEC on Form 10-Q for the quarter ended June 30, 2012, and (ii) MRV’s audited consolidated financial statements for each of the years in the three-year period ended December 31, 2011, included in MRV’s Annual Report filed with the SEC on Form 10-K for the year ended December 31, 2011.

MRV Communications, Inc.

F-1

MRV Communications, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2009

					Company Pro Forma (2)
(In thousands, except share data)	Year Ended December 31, 2009 (1)	Alcadon (a)	Interdata (b)	Combined (c)	Without Alcadon (d)	Without Interdata (e)	Without Alcadon and Interdata (f)
Revenue
Product revenue	$159,164	$(20,889)	$(21,754)	$(42,643)	$138,275	$137,410	$116,521
Service revenue	44,224	(814)	(9,496)	(10,310)	43,410	34,728	33,914
Total revenue	203,388	(21,703)	(31,250)	(52,953)	183,916	176,336	156,864
Cost of goods sold	123,495	(13,365)	(17,349)	(30,714)	112,295	110,344	99,144
Gross profit	79,893	(8,338)	(13,901)	(22,239)	71,621	65,992	57,720

Operating costs and expenses
Product development and engineering	16,154	-	-	-	16,154	16,154	16,154
Selling, general, and administrative	70,151	(7,057)	(10,462)	(17,519)	63,094	59,689	52,632
Total operating costs and expenses	86,304	(7,057)	(10,462)	(17,519)	79,247	75,842	68,785
Operating income (loss)	(6,411)	(1,281)	(3,439)	(4,720)	(7,627)	(9,850)	(11,066)
Interest income (expense)	(1,293)	25	28	53	(1,268)	(1,265)	(1,240)
Other income (expense), net	24,858	(72)	(57)	(129)	24,786	24,801	24,729

Income (loss) before taxes	17,154	(1,328)	(3,468)	(4,796)	15,891	13,686	12,423
Provision (benefit) for income taxes	3,660	(332)	(1,144)	(1,476)	3,328	2,515	2,183
Income (Loss) from continuing operations	$13,494	$(996)	$(2,324)	$(3,319)	$12,564	$11,170	$10,240

Earnings per share
Basic	$0.09				$0.08	$0.07	$0.06
Diluted	$0.09				$0.08	$0.07	$0.06

Weighted average shares outstanding
Basic	157,547				157,547	157,547	157,547
Diluted	157,665				157,665	157,665	157,665

Pro forma giving effect to proposal Number 4, Reverse Stock Split (3)
Earnings per share
Basic	$1.28				$1.20	$1.06	$0.97
Diluted	$1.28

Weighted average shares outstanding
Basic	10,503				10,503	10,503	10,503
Diluted	10,511				10,511	10,511	10,511

F-2

MRV Communications, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2010

	Year Ended								Company Pro Forma					(2)
(In thousands, except share data)	December 31, 2010	(1)	Alcadon	(a)	Interdata	(b)	Combined	(c)	Without Alcadon	(d)	Without Interdata	(e)	Without Alcadon and Interdata	(f)
Revenue
Product revenue	$185,543		$(28,641)		$(23,240)		$(51,881)		$163,591		$168,209		$146,257
Service revenue	48,932		(987)		(10,267)		(11,254)		47,945		38,665		37,678
Total revenue	234,475		(29,628)		(33,507)		(63,135)		211,536		206,874		183,935
Cost of goods sold	141,336		(19,570)		(20,248)		(39,818)		128,017		126,994		113,675
Gross profit	93,139		(10,058)		(13,259)		(23,317)		83,519		79,880		70,260

Operating costs and expenses
Product development and engineering	15,622		-		(160)		(160)		15,622		15,462		15,462
Selling, general, and administrative	71,597		(7,450)		(9,627)		(17,077)		64,147		61,970		54,520
Total operating costs and expenses	87,219		(7,450)		(9,787)		(17,237)		79,769		77,432		69,982

Operating income (loss)	5,992		(2,608)		(3,472)		(6,080)		3,750		2,448		278
Interest income (expense)	(939)		17		37		54		(922)		(902)		(885)
Other income (expense), net	1		330		365		694		331		366		695

Income (loss) before taxes	5,054		(2,261)		(3,070)		(5,332)		3,159		1,912		88
Provision (benefit) for income taxes	1,464		(565)		(1,013)		(1,579)		899		451		(115)
Income (loss) from continuing operations	$3,590		$(1,696)		$(2,057)		$(3,753)		$2,260		$1,461		$203

Earnings per share
Basic	$0.02								$0.01		$0.01		$0.00
Diluted	$0.02								$0.01		$0.01		$0.00

Weighted average shares outstanding
Basic	157,569								157,569		157,569		157,569
Diluted	158,423								158,423		158,423		158,423

Pro forma giving effect to proposal Number 4, Reverse Stock Split (3)
Earnings per share
Basic	$0.34								$0.22		$0.14		$0.02
Diluted	$0.34								$0.21		$0.14		$0.02

Weighted average shares outstanding
Basic	10,505								10,505		10,505		10,505
Diluted	10,562								10,562		10,562		10,562

F-3

MRV Communications, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2011

									Company Pro forma					(2)
(In thousands, except share data)	Year Ended December 31, 2011	(1)	Alcadon	(a)	Interdata	(b)	Combined	(c)	Without Alcadon	(d)	Without Interdata	(e)	Without Alcadon and Interdata	(f)
Revenue
Product revenue	$176,445		$(35,596)		$(26,834)		$(62,430)		$149,662		$156,392		$129,609
Service revenue	55,665		(1,164)		(11,448)		(12,612)		54,501		44,217		43,053
Total revenue	232,110		(36,760)		(38,282)		(75,042)		204,163		200,609		172,662
Cost of goods sold	144,642		(24,287)		(24,961)		(49,248)		128,466		126,312		110,137
Gross profit	87,468		(12,473)		(13,321)		(25,794)		75,697		74,297		62,526

Operating costs and expenses
Product development and engineering	14,669		-		(183)		(183)		14,669		14,486		14,486
Selling, general, and administrative	74,749		(14,794)		(9,049)		(23,843)		59,954		65,700		50,905
Total operating costs and expenses	89,417		(14,794)		(9,232)		(24,026)		74,623		80,186		65,391

Operating income (loss)	(1,949)		2,321		(4,090)		(1,769)		1,074		(5,889)		(2,865)
Interest income (expense)	(907)		23		28		51		(884)		(879)		(856)
Other income (expense), net	(735)		239		630		868		(496)		(105)		134

Income (loss) before taxes	(3,591)		2,583		(3,432)		(849)		(306)		(6,873)		(3,588)
Provision (benefit) for income taxes	3,392		646		(1,132)		(487)		4,038		2,260		2,906
Income (loss) from continuing operations	$(6,984)		$1,937		$(2,299)		$(362)		$(4,344)		$(9,133)		$(6,493)

Loss per share
Basic	$(0.04)								$(0.03)		$(0.06)		$(0.04)
Diluted	$(0.04)								$(0.03)		$(0.06)		$(0.04)

Weighted average shares outstanding
Basic	157,561								157,561		157,561		157,561
Diluted	157,561								157,561		157,561		157,561

Pro forma giving effect to proposal Number 4, Reverse Stock Split
Loss per share
Basic	$(0.66)								$(0.41)		$(0.87)		$(0.62)
Diluted	$(0.66)								$(0.41)		$(0.87)		$(0.62)

Weighted average shares outstanding
Basic	10,504								10,504		10,504		10,504
Diluted	10,504								10,504		10,504		10,504

F-4

MRV Communications, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Six Months Ended June 30, 2012

	Six Months								Company Pro forma					(2)
(In thousands, except share data)	Ended June 30, 2012	(1)	Alcadon	(a)	Interdata	(b)	Combined	(c)	Without Alcadon	(d)	Without Interdata	(e)	Without Alcadon and Interdata	(f)
Revenue
Product revenue	$77,166		$(16,287)		$(10,845)		$(27,132)		$63,908		$69,534		$56,275
Service revenue	26,225		(564)		(4,664)		(5,228)		25,661		21,561		20,997
Total revenue	103,391		(16,851)		(15,509)		(32,360)		89,568		91,095		77,272
Cost of goods sold	67,278		(11,222)		(11,049)		(22,271)		58,764		59,260		50,746
Gross profit	36,113		(5,629)		(4,460)		(10,089)		30,804		31,835		26,526

Operating costs and expenses
Product development and engineering	7,174		-		(84)		(84)		7,174		7,090		7,090
Selling, general, and administrative	35,918		(7,258)		(5,643)		(12,901)		28,660		30,275		23,017
Total operating costs and expenses	43,092		(7,258)		(5,728)		(12,985)		35,834		37,364		30,107
Operating income (loss)	(6,979)		1,629		1,268		2,897		(5,031)		(5,529)		(3,581)
Interest income (expense)	(458)		39		20		59		(419)		(438)		(399)
Other income (expense), net	2,281		(43)		157		114		2,238		2,438		2,395

Income (loss) before taxes and DEC	(5,156)		1,625		1,445		3,070		(3,211)		(3,529)		(1,584)
Provision (benefit) for income taxes	1,321		(566)		-		(566)		755		1,321		755
Income (loss) from continuing operations	$(6,477)		$2,191		$1,445		$3,636		$(3,967)		$(4,850)		$(2,340)

Loss per share
Basic	$(0.04)								$(0.03)		$(0.03)		$(0.01)
Diluted	$(0.04)								$(0.03)		$(0.03)		$(0.01)

Weighted average shares outstanding
Basic	157,744								157,744		157,744		157,744
Diluted	157,744								157,744		157,744		157,744

Pro forma giving effect to proposal Number 4, Reverse Stock Split
Loss per share
Basic	$(0.62)								$(0.38)		$(0.46)		$(0.22)
Diluted	$(0.62)								$(0.38)		$(0.46)		$(0.22)

Weighted average shares outstanding
Basic	10,516								10,516		10,516		10,516
Diluted	10,516								10,516		10,516		10,516

F-5

MRV Communications, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Six Months Ended June 30, 2011

	Six Months								Company Pro forma					(2)
(In thousands, except share data)	Ended June 30, 2011	(1)	Alcadon	(a)	Interdata	(b)	Combined	(c)	Without Alcadon	(d)	Without Interdata	(e)	Without Alcadon and Interdata	(f)
Revenue
Product revenue	$86,204		$(18,085)		$(13,701)		$(31,785)		$73,408		$76,241		$63,445
Service revenue	26,199		(611)		(5,522)		(6,133)		25,588		20,677		20,066
Total revenue	112,403		(18,695)		(19,223)		(37,918)		98,996		96,918		83,511
Cost of goods sold	69,043		(12,299)		(12,748)		(25,047)		61,204		59,910		52,071
Gross profit	43,360		(6,396)		(6,475)		(12,871)		37,792		37,007		31,440

Operating costs and expenses
Product development and engineering	7,441		-		(96)		(96)		7,441		7,345		7,345
Selling, general, and administrative	34,427		(3,939)		(4,449)		(8,388)		30,488		29,979		26,039
Total operating costs and expenses	41,869		(3,939)		(4,545)		(8,484)		37,929		37,324		33,384
Operating income (loss)	1,491		(2,456)		(1,931)		(4,387)		(137)		(317)		(1,945)
Interest income (expense)	(437)		12		14		26		(425)		(423)		(411)
Other income (expense), net	(212)		215		46		261		3		(166)		49

Income (loss) before taxes	842		(2,229)		(1,871)		(4,100)		(559)		(906)		(2,307)
Provision (benefit) for income taxes	2,512		(557)		(617)		(1,175)		1,954		1,894		1,337
Loss from continuing operations	$(1,670)		$(1,672)		$(1,253)		$(2,925)		$(2,513)		$(2,800)		$(3,644)

Loss per share
Basic	$(0.01)								$(0.02)		$(0.02)		$(0.02)
Diluted	$(0.01)								$(0.02)		$(0.02)		$(0.02)

Weighted average shares outstanding
Basic	157,510								157,510		157,510		157,510
Diluted	157,510								157,510		157,510		157,510

Pro forma giving effect to proposal Number 4, Reverse Stock Split
Loss per share
Basic	$(0.16)								$(0.24)		$(0.27)		$(0.35)
Diluted	$(0.16)								$(0.24)		$(0.27)		$(0.35)

Weighted average shares outstanding
Basic	10,501								10,501		10,501		10,501
Diluted	10,501								10,501		10,501		10,501

F-6

MRV Communications, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2012

									Impact of transaction						Company Pro forma(2)
(In thousands)	As of June 30, 2012	(1)	Alcadon	(g)	Interdata	(h)	Combined	(i)	Alcadon	(j)	Interdata	(k)	Combined	(l)	Excluding Alcadon	(m)	Excluding Interdata	(n)	Excluding both Alcadaon and Interdata	(o)

Assets
Current assets:
Cash and cash equivalents	$43,372		$(5,436)		$(6,020)		$(11,456)		$8,097		$17,331		$25,427		$46,033		$54,682		$57,343
Short-term marketable securities	-		-		-		-								-		-		-
Time deposits	2,721		(71)		-		(71)								2,650		2,721		2,650
Accounts receivable, net	43,844		(3,891)		(8,314)		(12,205)								41,105		36,062		33,324
Other receivables	30,195		(4,719)		(3,171)		(7,890)								25,476		27,024		22,305
Inventories	12,316		(30)		-		(30)								12,605		12,498		12,787
Deferred income taxes	1,417		-		-		-								1,417		1,417		1,417
Prepaid and other current assets	7,669		(429)		(1,882)		(2,310)								7,241		5,788		5,359
Total current assets	141,534		(14,576)		(19,387)		(33,963)		8,097		17,331		25,427		136,527		140,192		135,185
Property, plant and equipment, net	6,670		(805)		(2,272)		(3,077)								5,865		4,398		3,593
Goodwill, net	1,334		-		(1,998)		(1,998)								1,334		1,045		1,045
Deferred income taxes	4,360		-		(252)		(252)								4,360		4,108		4,108
Other assets	299		-		-		-								299		299		299
Other intangibles, net	400		-		-		-								400		400		400
Total assets	$154,597		$(15,381)		$(23,910)		$(39,291)		$8,097		$17,331		$25,427		$148,785		$150,441		$144,629

Liabilities and Stockholders' Equity
Accounts payable	$23,984		$(2,388)		$(2,463)		$(4,851)								$21,596		$21,521		$19,133
Short-term obligations	6,266		-		-		-								6,266		6,266		6,266
Accrued liablities	22,127		(1,621)		(4,045)		(5,667)								20,506		18,082		16,460
Income taxes payable	(117)		5		547		553								(112)		430		436
Deferred revenue	12,583		(142)		(4,057)		(4,199)								12,441		8,526		8,384
Other current liabilities	320		-		(5)		(5)								320		315		315
Total current liabilities	65,163		(4,146)		(10,022)		(14,169)		-		-		-		61,017		55,141		50,994

Other long-term liabilities	5,771		(803)		(23)		(826)								4,968		5,748		4,945
Noncurrent liabilities of discontinued operations	-		-		-		-								-		-		-

Stockholders' Equity
Common stock	271		-		-		-								271		271		271
Additional paid-in capital	1,291,102		-		-		-								1,291,102		1,291,102		1,291,102
Accumulated deficit	(1,205,681)		(10,431)		(13,865)		(24,296)		8,097		17,331		25,427		(1,206,543)		(1,199,792)		(1,200,654.32)
Treasury stock	(3,271)		-		-		-								(3,271)		(3,271)		(3,271)
Accumulated other comprehensive loss	1,242		-		-		-								1,242		1,242		1,242
Total MRV stockholders' equity	83,663		(10,431)		(13,865)		(24,296)		8,097		17,331		25,427		82,801		89,552		88,690
Total Equity	83,663		(10,431)		(13,865)		(24,296)		8,097		17,331		25,427		82,801		89,552		88,690
Total Liabilities and stockholders' equity	$154,597		$(15,381)		$(23,910)		$(39,291)		$8,097		$17,331		$25,427		$148,785		$150,441		$144,629

F-7

MRV Communications, Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Operations and Consolidated Balance Sheet

Note 1. Basis of Presentation

The historical information is derived from the historical financial statements of MRV which are incorporated by reference in the proxy statement. The unaudited pro forma consolidated balance sheet as of June 30, 2012 is presented to illustrate the estimated effects of each of the proposed sales of Alcadon and Interdata and the Sale Proposals combined and other pro forma transactions as if the transactions had occurred on June 30, 2012. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009 and six months ended June 30, 2012 are presented to illustrate the estimated effects of the Sale Proposals and the other pro forma transactions as if the transactions had occurred on January 1st of each year.

Note 2. Pro Forma Adjustments and Assumptions

Unaudited Pro Forma Consolidated Statements of Operations

(a)        Reflects the historical operations of Alcadon, including intercompany revenues and cost of goods sold with the Company as shown below. These amounts are included in the Company’s unaudited pro forma financial statements based on existing channel partner agreements under the terms of which Alcadon should continue to purchase products from the Company.

(In thousands, except share data)	Revenues*	Cost of Goods Sold**	Gross Margin*
Year Ended December 31, 2009	$2,231	$2,165	$ 66
Year Ended December 31, 2010	$6,689	$6,251	$ 438
Year Ended December 31, 2011	$8,814	$8,111	$ 702
Six Months Ended June 30, 2012	$3,028	$2,709	$ 320
Six Months Ended June 30, 2011	$5,288	$4,460	$ 828

* Revenues and Gross Margin adjusted on Company’s pro forma financials

** COGs adjusted on Alcadon’s pro forma financials

(b)        Reflects the historical operations of Interdata, including intercompany revenues and cost of goods sold with the Company as shown below. These amounts are included in the Company’s unaudited pro forma financial statements based on existing channel partner agreements under the terms of which Interdata should continue to purchase products from the Company.

(In thousands, except share data)	Revenues*	Cost of Goods Sold**	Gross Margin*
Year Ended December 31, 2009	$4,198	$4,198	$ 0
Year Ended December 31, 2010	$5,906	$5,906	$ 0
Year Ended December 31, 2011	$6,781	$6,631	$150
Six Months Ended June 30, 2012	$3,394	$3,430	($ 36)
Six Months Ended June 30, 2011	$3,738	$3,616	$ 123

* Revenues and Gross Margin adjusted on Company’s pro forma financials

** COGs adjusted on Interdata’s pro forma financials

F-8

(c) Reflects the historical operations of both Alcadon and Interdata combined, including intercompany revenues with the Company.

(d) Reflects the Company’s historical operations excluding Alcadon’s historical operations adjusted for intercompany transactions as noted in (a) above.

(e) Reflects the Company’s historical operations excluding Interdata’s historical operations adjusted for intercompany transactions as noted in (b) above.

(f) Reflects the Company’s historical operations excluding both Alcadon’s and Interdata’s historical operations adjusted for intercompany transactions as noted in (a) and (b) above.

Unaudited Pro Forma Consolidated Balance Sheet

(g)  Adjustment to eliminate the assets and liabilities of Alcadon as of June 30, 2012.

(h)  Adjustment to eliminate the assets and liabilities of Interdata as of June 30, 2012.

(i)   Adjustment to eliminate the assets and liabilities of Alcadon and Interdata as of June 30, 2012.

(j)   Reflects the pro forma adjustment for the sale of Alcadon to Deltaco for $8.5 million less expenses of approximately $0.3 million. Excludes cash dividend to be paid by Alcadon to MRV prior to the closing of the sale for approximately $3.2 million. Also reflects an adjustment to exclude the impact of intercompany profit in inventory.  The corresponding offset is in cost of goods sold.

(k)  Reflects the pro forma adjustment for the sale of Interdata to HBG for $18.1 million less expenses of approximately $0.8 million. Also reflects an adjustment to exclude the impact of intercompany profit in inventory.  The corresponding offset is in cost of goods sold.

(l)   Reflects the pro forma adjustment for the sale of both Alcadon and Interdata.  Also reflects an adjustment to exclude the impact of intercompany profit in inventory.  The corresponding offset is in cost of goods sold.

(m) Reflects the Company’s historical balance sheet excluding Alcadon adjusted for the transaction proceeds and $0.3 million in inventory.

(n)  Reflects the Company’s historical balance sheet excluding Interdata adjusted for the transaction proceeds and $0.2 million in inventory and $0.3 million in goodwill.

(o)  Reflects the Company’s historical balance sheet excluding Alcadon and Interdata adjusted for the transaction proceeds and $0.5 million in inventory and $0.3 million in goodwill.

Note 3. Pro Forma Illustrating Effect of Proposal Number 4, Reverse Stock Split

The pro forma earnings per share information is derived from the historical financial statements of MRV and the unaudited pro forma condensed consolidated statements of operation for the years ended December 31, 2011, 2010 and 2009 and the six months ended June 30, 2011 and 2012 presented as if Proposal Number 4, Reverse Stock Split, was approved using the 1:15 ratio of new shares to prior shares.  The 1:15 ratio is the mid-point of the range 1:10 to 1:20 stipulated in the proposal whereby 15 shares of MRV’s Common Stock would be combined, converted and changed into one share of Common Stock after giving effect to the reverse stock split.  The calculation of the 1:15 reverse split calculation is given below:

		Year to Date
		June 30, 2012

Loss from Continuing operations		$(6,477)
Weighted average shares outstanding	157,744
Conversion	1:15
New weighted average shares outstanding		10,516
Loss per share of Common Stock for 1:15		$(0.62)

F-9

ANNEX A

STOCK PURCHASE AGREEMENT

PEDRENA SHARE PURCHASE AGREEMENT

SUBJECT TO CONDITIONS PRECEDENT

BETWEEN

MRV COMMUNICATIONS, INC.

(SELLER)

AND

IJ NEXT

(PURCHASER)

IN THE PRESENCE OF:

HOLDING BAELEN GAILLARD

1st August 2012

BETWEEN THE PARTIES:

1)             MRV COMMUNICATIONS, INC., an American company incorporated in the State of Delaware, whose corporate office is located 20415 Nordhoff Street — Chatsworth CA 91311, and represented by Mr. Barry GORSUN duly authorized by a Board of Directors’ resolution, hereafter referred to as “MRV” or as the “Seller”,

ON THE ONE HAND,

AND

2)             IJ Next, a French “société par actions simplifiée”, with a share capital of € 1, whose registered office is located 59, boulevard Exelmans - 75016 Paris, registered with the Corporate Register of Paris under Identification Number 752 517 409, and represented by Mr Jerôme LEFEVRE duly authorized by a power of attorney given by HOLDING BAELEN GAILLARD, in its capacity of Chairman (“Président”) of IJ Next, hereafter referred to as “IJ Next” or as the “Purchaser”,

ON THE OTHER HAND,

IN THE PRESENCE OF:

3)             HOLDING BAELEN GAILLARD, a French “société par actions simplifiée”, with a share capital of € 8,098,090, whose registered office is located 59, boulevard Exelmans - 75016 Paris, registered with the Corporate Register of Paris under Identification Number 484 158 779, and represented by Mr Jerôme LEFEVRE duly authorized by a power of attorney given by Mr. Pierre BAELEN in his capacity as Director (“Président”), hereafter referred to as “HBG”, acting jointly and severally (“conjointement et solidairement”) with IJ Next under this SPA,

The abovementioned parties are collectively referred to as the “Parties” and individually as a “Party”.

WITNESSETH:

1.Whereas on the date of signature of this share purchase agreement (the “Share Purchase Agreement” or the “SPA”), the issued share capital of PEDRENA ENTERPRISES B.V., a Dutch company with a share capital of € 100,000 whose registered office is located Shouwburgplein 30-34-3012 C1 Rotterdam, registered in the Corporate Register of Rotterdam under Identification Number 24294182 (hereinafter referred to as “PEDRENA” or the “Company”) of an amount of € 20,000 is divided into 200 common shares, each of a nominal par value of € 100.

There is no security (equity or debt security) issued or to be issued by PEDRENA other than the above-mentioned shares.

PEDRENA holds 6,097 shares of INTERDATA, a French “société anonyme”, with a share capital of € 530,995 divided into 6,100 common shares, whose registered office is located 5bis, Chemin des Graviers — 91190 Gif-sur-Yvette, registered with the Corporate Register of Evry under Identification Number 317 866 374. It is specified that three (3) shares of INTERDATA are respectively owned by Mr. HESNAULT, Mr SIMON and Mr HUET.

INTERDATA holds 99,96 % of the capital of the company J3TEL, a French “société anonyme”, with a share capital of € 85,371.45 divided into 5,600 common shares, whose registered offices are located ZA Courtaboeuf — Miniparc Bâtiment 10 — 6, avenue des Andes — 91940 Les Ulis, registered with the Corporate Register of Evry under Identification Number 325 476 695. It is specified that one (1) share of J3Tel is owned by Mr SIMON and one (1) share by Mr HUET.

There is no security (equity or debt security) issued or to be issued by INTERDATA and J3TEL other than the above-mentioned shares.

PEDRENA has no other subsidiary or interest of any kind in any other legal entity, structure or organization.

2.             Whereas INTERDATA and J3TEL conduct their respective businesses in the Activity Area. “Activity Area” means (i) the network integration business of INTERDATA in France as presently conducted and (ii) the network testing and audit business of J3TEL in France as presently conducted; provided, that in no event shall “Activity Area” include MRV and/or any of its subsidiaries or affiliates selling and servicing, directly or indirectly, without any restriction, any devices or products manufactured and/or sold by MRV and/or any of its subsidiaries or affiliates to any party anywhere in the world, including without limitation competitors of INTERDATA and/or J3TEL in France and Luxembourg.

3.             Whereas the Seller wishes to sell all of its shares of PEDRENA, i.e. 200 shares (the “Shares”).

4.             Whereas the Purchaser has expressed its interest in the acquisition of the Shares (the “Acquisition”). For this purpose, the Purchaser has already obtained agreements under standard conditions from the credit committees of its banks to finance the Acquisition.

It is specified that the Acquisition has already been approved by the works council (“comité d’entreprise”) of INTERDATA. A copy of the minutes of the works council meeting has been provided to HBG.

5.             Whereas the Parties acknowledge that no global purchase offer for the Activity Area has been received by the Seller during the limited exclusivity period as defined in the letter of intention signed by the Parties on April 20, 2012, as amended on July, 19, 2012.

6.             Whereas, prior to the execution of this SPA, the Purchaser and its advisors have been provided with information and certain documents prepared (i) by the Seller with respect to PEDRENA and (ii) by the Seller and the management of INTERDATA with respect to INTERDATA, J3TEL and the Activity Area, and the Purchaser has been given the opportunity to meet with Mr Thierry Poulain (Director — “Président Directeur Général”- of INTERDATA and CEO — “Directeur Général Délégué” of J3TEL) and Mr. Jean Philippe Nouvel (CFO - “Directeur Administratif et Financier”- of INTERDATA). The Purchaser plans to maintain Mr Thierry Poulain as Director of INTERDATA and/or J3TEL after the completion of the Acquisition.

7.             Whereas the Purchaser acknowledges that, in entering into this SPA, the Purchaser has relied upon its own review and analysis of the information and documents made available to it and its advisors in the context of their due diligence.

8.             In consideration of the above, the Parties mutually agree to this SPA, which legalizes (i) the terms and conditions of the sale of the Shares held by the Seller to the Purchaser and (ii) the undertakings and obligations of each Party.

IT IS AGREED AS FOLLOWS:

ARTICLE 1 — SCOPE OF THE SHARE PURCHASE

The Seller shall sell all but not less than all and the Purchaser shall purchase all but not less than all of the Shares.

ARTICLE 2 — COMPLETION DATE

The Parties mutually agree that the date of completion (the “Completion Date”) will take place in Rotterdam (i) five (5) calendar days at the latest following the day on which the latest to occur of the Conditions Precedent (a) and (b) set forth in Article 3.2 has been satisfied or waived by the appropriate Party, and (ii) no later than the 31st of October 2012.

On the Completion Date, the Parties will execute an amendment to the SPA acknowledging (i) the fulfilment of (or the waiver of, as the case may be) the Conditions Precedent in accordance with this SPA, and consequently (ii) the completion of the Acquisition.

ARTICLE 3 — TERMS AND CONDITIONS OF THE ACQUISITION

3.1          ACTIONS TO BE TAKEN BEFORE COMPLETION DATE

The following actions shall be taken by the Seller, PEDRENA, INTERDATA and/or J3TEL, as the case may be, on or prior to the Completion Date:

•                       the decision of MRV’s Board of directors approving the Acquisition; a copy of the resolutions of the Board of Directors of MRV will be provided to the Purchaser no later than five (5) days after such Board meeting,

•                       the decision of PEDRENA’s Board of directors approving the Acquisition; a copy of the resolutions of the Board of Directors of PEDRENA will be provided to the Purchaser no later than five (5) days after such Board meeting,

•                       the approval of the Acquisition by INTERDATA’s Board of Directors pursuant to Article 11 of the by-laws of INTERDATA,

•                       the Purchaser shall make its best efforts to complete the purchase of Mr. HESNAULT’s share of INTERDATA,

•                       the resignation of PEDRENA, INTERDATA and J3TEL directors effective on the Completion Date.

3.2          CONDITIONS PRECEDENT

The Acquisition is conditional upon the satisfaction of the following conditions precedent (the “Conditions Precedent”), being specified that, by derogation of article 1179 of the French Civil Code, the Parties agree that the fulfillment of the Conditions Precedent will not have a retroactive effect:

(a)              the Acquisition shall have been approved by the requisite vote of MRV’s stockholders, it being understood that the Seller shall inform the Purchaser of the convening of MRV’s stockholders to a meeting to approve the Acquisition (the “MRV Stockholders Meeting”) and the holding of such meeting of MRV’s stockholders;

(b)              the termination of the existing contracts concluded between INTERDATA/J3TEL and MRV and its subsidiaries and the signature of a new contract securing supply for equipment bought by INTERDATA and J3TEL from MRV’s subsidiary, MRV Communications - Boston Division, Inc., substantially in the form attached as Exhibit 1 (the “New OCS Channel Distribution Agreement”);

(c)          (i) the Estimated Revenue is at least 85% of the Target Revenue, (ii) the Estimated Margin is at least 85% of the Target Margin and (iii) the Estimated Bookings is at least 85% of the Historical Bookings.

“End Date” means the last day of the month immediately preceding the month during which the last to occur of the Conditions Precedent set forth in (a) and (b) above has been satisfied or waived by the appropriate Party.

“Measurement Period” means the period from 1 January 2012 to and including the End Date.

“Estimated Revenue” means the revenues (chiffre d’affaires) of INTERDATA and J3TEL estimated by MRV for the Measurement Period.

“Estimated Margin” means the gross profit margin (marge brute) of INTERDATA and J3TEL estimated by MRV for the Measurement Period.

“Estimated Bookings” means the accumulated bookings of INTERDATA AND J3Tel estimated by MRV during the period from 1 January 2012 to and including the End Date.

“Target Revenue” is defined on Exhibit 2 hereto.

“Target Margin” is defined on Exhibit 3 hereto.

“Historical Bookings” is defined on Exhibit 4 hereto.

The Conditions Precedent have to be fulfilled on 31 October 2012 at the latest or waived by the entitled Party on or prior to such date.

The Conditions Precedent shall be considered as fulfilled upon communication to the Purchaser of all relevant supporting documents.

The Purchaser may decide at its sole discretion to waive the Conditions Precedent set forth in paragraphs (b) and (c) above. The Seller may decide at its sole discretion to waive the Condition Precedent set forth in paragraph (a) above.

3.3 EXPENSE REIMBURSEMENT

If the SPA is terminated by the Purchaser or the Seller as a result of the rejection of the Acquisition by the MRV stockholders at the MRV Stockholders Meeting held before 31 October 2012, MRV will promptly pay to the Purchaser five hundred thousand euros (€500,000) as non-accountable reimbursement for a portion of Purchaser’s Acquisition expenses.

3.4 SALE AND PURCHASE OF THE SHARES

Upon the terms and subject to the conditions set forth in this SPA, the Seller shall sell and transfer to the Purchaser, and the Purchaser shall purchase from the Seller, on the Completion Date, all the Shares free and clear of any Pledge(s) and/or Lien(s) as such terms shall be defined in the representations and warranties agreement referred to in Article 7.1.

3.5          PURCHASE PRICE AND PAYMENT OF THE PURCHASE PRICE

3.5.1 The purchase price to be paid for the Shares (the “Purchase Price”) shall be equal to fourteen million six hundred thousand euros (€14,600,000).

3.5.2 The Purchaser shall pay the Purchase Price in cash to the Seller on the Completion Date by electronic transfer of immediately available funds to such bank accounts of the Seller. The details of the relevant bank accounts shall have been notified to the Purchaser for such purpose not less than three (3) business days, i.e. any other day than a Saturday, a Sunday or a day on which banks in Paris are closed, prior to the Completion Date.

3.6          DATE OF TRANSFER OF OWNERSHIP

The full ownership of the Shares will be transferred to the Purchaser on the Completion Date, subject to the payment of the Purchase Price to the Seller in accordance with this SPA and provided that the Conditions Precedent as mentioned in Article 3.3 here-above have been fulfilled or duly waived by the Purchaser or the Seller, as the case may be, under this SPA, with all attached rights and obligations, including related dividends, reserves, and other distributions not already voted or paid as of this date, regardless of their fiscal year.

The Shares will be transferred to the Purchaser on the Completion Date free and clear of any Pledge(s) and/or Lien(s) as such terms will be defined in the representations and warranties agreement referred to in Article 7.1.

The Purchaser will be subrogated to the Seller concerning all rights and obligations attached to the Shares as from the Completion Date.

ARTICLE 4 — MANAGEMENT OF THE COMPANY UNTIL THE COMPLETION DATE

During the period between the date of signature of the SPA and the Completion Date, except as may be (a) required by a contractual or a legal undertaking or obligation existing on the date hereof, (b) required pursuant to this SPA or (c) consented to in writing by the Purchaser which consent shall not be unreasonably withheld or delayed, having due consideration for the interest of INTERDATA and J3TEL:

(i) the Seller will use its best efforts, in its capacity as sole shareholder of PEDRENA, to ensure that INTERDATA and J3TEL carry on their respective activities in the ordinary course of business in a manner consistent with their past practice; and

(ii) the Seller shall ensure that INTERDATA and J3TEL shall not:

•                  make any material change in the companies’ financial or commercial situation, and in their businesses and operation of their businesses;

•                  make any decision or take any action or measure materially affecting the business of the companies, or any waiver of any right of substantial value;

•                  take any measure to intentionally decrease in value of the companies’ assets;

•                  make any transfer of ownership, except when made in the ordinary course of business, of any of the companies’ assets affecting the continuity of their businesses;

•                  make any expense outside of the ordinary course of business regarding its amount or origin;

•                  make any modification of the employees’ wages other than (i) the ones resulting from the application of laws, regulations, and agreements in force regarding the employment issues, and (ii) the ones occurring consistent with the companies’ historical practice, provided that they occur in the ordinary course of business;

•                  make any hiring of an employee whose gross annual wage would exceed € 50,000 (with the exception of Mr. Jean-Marc Odet) or any termination of a key employee (with the exception of Mr. Gilles Blondeau);

•                  make any change in the accounting methods and principles observed by the companies;

•                  incur any additional debt for borrowed money;

•                  make any transfer of any of the Shares and J3TEL’s shares except the transfer mentioned under Article 3.1;

•                  grant any pledges, encumbrances, security, or any right for third parties on the goodwill, or any assets of the companies;

•                  make any distribution of dividends, profits, reserves or any advance distribution;

•                  make any acquisition of an asset except in the normal course of business.

ARTICLE 5 — DOCUMENTS RELATED TO THE TRANSFER OF THE SHARES

On the Completion Date and provided that (i) the Parties have duly performed their respective undertakings and obligations to be performed on or prior to the Completion Date under this SPA and (ii) this SPA has not been previously terminated pursuant to Article 9.8, the 200 Shares of PEDRENA will be acquired by the Purchaser pursuant to a notarial deed to be executed on Completion Date before a civil-law notary of Houthoff Buruma in Rotterdam, in return for the payment of the Purchase Price.

ARTICLE 6 — CORPORATE DOCUMENTATION TO BE DELIVERED AT COMPLETION DATE

Provided that (i) the Parties have duly performed their respective undertakings and obligations to be performed on or prior to the Completion Date under this SPA and (ii) this SPA has not been previously terminated pursuant to Article 9.8, the following documents will be delivered to the Purchaser on the Completion Date:

•                  The share transfer registers of PEDRENA duly updated and duly certified as accurate;

•                  The shareholders’ accounts of PEDRENA duly updated and duly certified as accurate;

•                  The share transfer registers of INTERDATA duly updated and duly certified as accurate;

•                  The shareholders’ accounts of INTERDATA duly updated and duly certified as accurate;

•                  The share transfer registers of J3TEL duly updated and duly certified as accurate;

•                  The shareholders’ accounts of J3TEL duly updated and duly certified as accurate;

•                  The updated minute books of the Board of Directors of PEDRENA;

•                  The updated attendance registers of the Board of Directors of PEDRENA;

•                  The updated minute books of the Shareholders’ Meetings of PEDRENA;

•                  The updated minute books of the Board of Directors of INTERDATA;

•                  The updated attendance registers of the Board of Directors of INTERDATA;

•                  The updated minute books of the Shareholders’ Meetings of INTERDATA including the minutes of the Shareholders’ Meeting approving the financial statements for the fiscal year ended on December 31, 2011;

•                  The updated minute books of the Board of Directors of J3TEL;

•                  The updated attendance registers of the Board of Directors of J3TEL;

•                  The updated minute books of the Shareholders’ Meetings of J3TEL;

•                  The means of payment of PEDRENA, INTERDATA and J3TEL (checkbooks, credit card), and the copies of the letters regarding the existing powers related to signatures on the bank accounts of PEDRENA, INTERDATA and J3TEL;

•                  The accounting records of PEDRENA, INTERDATA and J3TEL;

•                  The resignation letters of PEDRENA, INTERDATA and J3TEL directors effective on the Completion Date;

•                  A letter from MRV waiving its €14,000 receivable against PEDRENA.

All matters on the Completion Date will be considered to take place simultaneously and no delivery of any document will be deemed complete until all transactions and deliveries of documents required under this SPA are completed and title to the Shares shall not be transferred and the Purchaser shall have no property rights or interest in the Shares unless and until the Acquisition actually takes place and the confirmation of the transfer of the Purchase Price has been effectively received by the Seller in accordance with this SPA.

ARTICLE 7 — REPRESENTATIONS AND WARRANTIES

7.1          REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants on the date of execution of this SPA:

Capacity

The Seller is duly organized and validly existing under the laws of the jurisdiction of its incorporation. The Seller has the corporate capacity and right to enter into this SPA, to perform its obligations hereunder and to consummate the transactions contemplated hereby, in accordance with the terms and conditions of this SPA.

The entering into of this SPA has been authorized by all necessary corporate action and proceedings on the part of the Seller. This SPA has been duly signed by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms and conditions.

Neither the entering into of this SPA, nor the performance by the Seller of its obligations hereunder, nor the consummation of the transactions provided for hereby does or will:

(i)     conflict with or violate any provision of the organizational documents of the Seller;

(ii)    violate, conflict with or result in the breach or termination of, or constitute a default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), under the terms of, any material contracts or governmental and/or administrative authorizations to which the Seller is a party or by which the Seller is bound, which shall prevent the purchase of the Shares by the Seller under this SPA; or

(iii)   constitute a violation by the Seller of any laws or judgments, which shall prevent the purchase of the Shares by the Seller under this SPA,

except in the case of (i), (ii) and (iii) above for any such matters that would not, either individually or in the aggregate, have a material adverse effect on the ability of the Seller to perform its obligations under the SPA.

The Seller is not subject to any safeguard, bankruptcy or insolvency proceeding or any proceeding for the prevention or resolution of business difficulties. In general, the Seller is in a financial situation sufficiently sound to complete its undertakings and/or obligations set forth herein.

No governmental and/or administrative authorization or other third party consent is required to be made or obtained by the Seller prior to the Completion Date in connection with (i) the entering into of this SPA by the Seller, (ii) the performance by the Seller of its undertakings and obligations hereunder or (iii) the consummation of any of the transactions contemplated by this SPA, other than the approval of MRV Stockholders Meeting.

Existence and ownership of the Shares

The Seller is the sole and legal owner of the Shares and said Shares duly exist and are (i) fully paid-up, (ii) free and clear of any Pledge(s) and/or Lien(s) as such terms will be defined in the representations and warranties agreement referred to in this Article 7.1 and (iii) free and clear of any other restriction or limitation of any kind, and that they are not subject to any litigation or claim which could prohibit or restrict their free trade and their free sale to the Purchaser in accordance with this SPA.

The Seller does not hold any other security of the Company.

Specific representations and warranties granted by MRV

The Purchaser has contemplated the Acquisition in consideration of the signature by MRV of a representations and warranties agreement concerning the Shares.

On the Completion Date, MRV will grant to the Purchaser certain representations and warranties pursuant to a representations & warranties agreement that is executed on the date of execution of this SPA.

7.2          REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser and HBG are companies duly organized and validly existing under the laws of the jurisdiction of their incorporation. The Purchaser and HBG have the corporate capacity and right to enter into this SPA, to perform their obligations hereunder and to consummate the transactions contemplated hereby, in accordance with the terms and conditions of this SPA.

The entering into of this SPA and the performance of the Purchaser and HBG’s undertakings and obligations hereunder have been authorized by all necessary corporate action and proceedings on the part of the Purchaser and HBG. This SPA has been duly signed by the Purchaser and HBG and constitutes a legal, valid and binding obligation of the Purchaser and HBG, enforceable against them in accordance with its terms and conditions.

Neither the entering into of this SPA, nor the performance by the Purchaser and HBG of their obligations hereunder, nor the consummation of the transactions provided for hereby does or will:

(i)     conflict with or violate any provision of the organizational documents of the Purchaser or HBG;

(ii)    violate, conflict with or result in the breach or termination of, or constitute a default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), under the terms of, any material contracts or governmental and/or administrative authorizations to which the Purchaser or HBG is a party or by which the Purchaser or HBG is bound, which shall prevent the purchase of the Shares by the Purchaser under this SPA; or

(iii)   constitute a violation by the Purchaser or HBG of any laws or judgments, which shall prevent the purchase of the Shares by the Purchaser under this SPA.

The Purchaser and HBG are not subject to any safeguard, bankruptcy or insolvency proceeding or any proceeding for the prevention or resolution of business difficulties. In general, the Purchaser and HBG are in a financial situation sufficiently sound to complete their undertakings and/or obligations set forth herein.

No governmental and/or administrative authorization or other third party consent is required to be made or obtained by the Purchaser or HBG prior to the Completion date in connection with (i) the entering into of this SPA by the Purchaser and HBG, (ii) the performance by the Purchaser and HBG of their undertakings and obligations hereunder or (iii) the consummation of any of the transactions contemplated by this SPA.

The Purchaser and HBG represent and warrant that (i) the Purchaser and HBG have obtained all necessary financings under certain common conditions and (ii) the Purchaser and HBG will do such things and take such actions as necessary to ensure that all amounts payable under or as contemplated by this SPA are paid on the Completion Date. The Purchaser and HBG have delivered to the Seller a copy of all such financing undertakings and confirm that the copies of such undertakings delivered to the Seller contain all the terms and conditions relating to the availability of any debt financings required by the Purchaser and HBG to fulfill their obligations hereunder.

The Purchaser and HBG hereby represent, in accordance with all applicable laws against money laundering (règlementation sur la lutte contre le blanchiment de capitaux) that the funds used to acquire the Shares do not originate from any unlawful activity, including but not limited within the meaning of Title VI of the French Monetary and Financial Code (Obligations relatives à la lutte contre le blanchiment de capitaux).

The Purchaser and HBG represent and warrant that they are not acting as agent or representative of any third party for the acquisition of all or part of the Shares or any interest in PEDRENA, INTERDATA and/or J3TEL.

ARTICLE 8 — NON COMPETITION AND NON SOLICITATION

The Seller hereby understands and acknowledges the importance for the Purchaser of valid non competition and non solicitation clauses binding MRV and its subsidiaries.

8.1          NON COMPETITION

MRV hereby undertakes that it will not:

•                              sell directly or through any of its subsidiaries any devices or products manufactured and/or sold by MRV and/or any of its subsidiaries to France Telecom and Telecom Luxembourg other than in accordance with the terms and conditions of the New OCS Channel Distribution Agreement;

•                              engage or otherwise carry on or be interested in any business in competition with the Activity Area in France and in Luxembourg; and/or

•                              attempt to discourage any supplier, customer or other business partner with or from whom INTERDATA or J3TEL have solicited or entered into an agreement in respect of the Activity Area from having business relations with INTERDATA or J3TEL.

This Article 8.1 shall not prevent MRV and/or any of its subsidiaries or affiliates from selling and servicing, directly or indirectly, without any restriction, any devices or products manufactured and/or sold by MRV and/or any of its subsidiaries or affiliates to any competitors of INTERDATA and/or J3TEL, including in France and Luxembourg.

This non-competition clause shall apply for a period of four (4) years as from the Completion Date.

MRV hereby undertakes, for the abovementioned time-period, to maintain strict confidentiality regarding the Activity Area, and more particularly regarding all information concerning INTERDATA and/ J3TEL know-how, clients and/or any other sensitive information relating to the Activity Area.

8.2          NON SOLICITATION

For a period of five (5) years from the Completion Date, MRV agrees, whether directly or indirectly, whether alone or in conjunction with or on behalf of any other person (notably via one of their subsidiaries), and whether as principal, equity holder, director, officer, employee, agent, and consultant or otherwise, not to make job offers, entice, hire or associate, any employees or agents of INTERDATA or J3TEL.

ARTICLE 9 — GENERAL PROVISIONS

9.1       ASSIGNEES OF THE PARTIES

The rights and obligations resulting from this SPA will bind and benefit to any successor or assignee of each Party, without the need for the Seller’s prior approval, except that neither this SPA nor any of the rights, interests or obligations hereunder may be assigned or delegated by MRV, on the one hand, or IJ Next, on the other hand, without the prior written consent of the other Party; this exception will not apply in case of a merger between IJ Next and PEDRENA or IJ Next and HBG. In such cases, the rights and obligations of IJ Next shall be automatically transferred to the merging company without prior written consent of MRV.

This SPA shall not be affected by any modification that may subsequently occur with respect to the legal situation of any of the Parties or the Company (notably in the event of a merger or a partial business transfer).

9.2       GENERAL UNDERTAKINGS FROM THE PARTIES

Subject to the limitations set forth in this SPA and in the representations and warranties agreement referred to in Article 7.1, each Party expressly and irrevocably consents to the right of the other Parties to request the specific performance of its undertakings set out in the SPA and/or to request damages to compensate their damage in case of non implementation.

9.3       VALIDITY — NO WAIVER

The provisions and the schedules to the SPA shall form an integral part of this SPA. If any provision of this SPA should be or become invalid or unenforceable, it shall not bear any consequences on the validity of the other provisions of the SPA. The Parties shall negotiate in good faith the substitution for any such invalid provision by a suitable provision which, as far as is legally possible, comes nearest to such invalidated provision’s sense and purpose as contemplated by the Parties.

Failure to enforce, in all or in part, any of the rights arising under the provisions of this SPA shall not constitute a waiver of such rights or of any rights flowing therefrom.

9.4       COSTS — FEES

Each Party shall bear and pay for its respective fees, expenses and disbursements owing to its respective advisors. The registration fees which could be due as a consequence of the registration of the SPA shall exclusively be borne and paid by the Purchaser.

9.5       ENTIRE AGREEMENT

The Parties hereto acknowledge that the SPA (including its schedules) sets forth the entire agreement of the Parties, other than the representations and warranties agreement referred to in Article 7.1 and the New OCS Supply Agreement. As a consequence, the SPA supersedes and cancels any contract, agreement, exchange of letters or unwritten agreement existing between the Parties prior to the SPA and having the same purpose, other than the representations and warranties agreement referred to in Article 7.1 and the New OCS Supply Agreement. Notwithstanding any other provision contained in this SPA to the contrary, the remedies for breach or violation of this SPA shall be limited as set forth in the representations and warranties agreement referred to in Article 7.1.

No modification of this SPA shall be deemed to be valid unless in writing and signed by both Parties.

9.6       NOTICES — ADDRESS FOR SERVICE — TIME PERIOD

For the purposes of the completion of the SPA, the address for service of the Parties is the address indicated herein at the top of the present SPA.

Any notice and communication provided herein shall be validly sent to the Parties to the above-mentioned address, or to any other address subsequently communicated, in accordance with the following provisions.

Any notice or communication shall be sent (i) by personally delivered letter with acknowledgment of receipt dated and signed by the recipient or (ii) through registered mail with acknowledgment of receipt or (iii) by facsimile with confirmation by registered mail with acknowledgment of receipt. The notice or communication shall be deemed received, unless otherwise provided in the SPA, (i) at the date indicated by the recipient on the receipt in case of a personally delivered letter, or (ii) the business day following the day of sending in case of a facsimile, or (iii) the day of first delivery in case of a registered mail with acknowledgment of receipt.

Unless otherwise provided in the SPA, the time frame must be counted in calendar days.

9.7          PUBLIC ANNOUNCEMENTS

Neither the Seller nor the Purchaser shall, or shall permit any of their respective representatives or advisors to issue or cause the publication of any press release or other public announcement or public disclosure with respect to this SPA or the transactions contemplated hereby without the prior written consent of the Parties, which consent shall not be unreasonably withheld, except that each Party shall be permitted to make such public announcements as may be required by applicable law or regulation, including the right of MRV to file this SPA with the U.S. Securities and Exchange Commission and otherwise publish this SPA to MRV’s stockholders (the “US Requirements”).

In the event any such press release, public announcement or other disclosure is required by law to be made by a Party, such Party shall notify the other Parties prior to the issuance or making of any such press release, public announcement or other disclosure and shall use its commercially reasonable endeavors to consult in good faith with such other Parties and to take into account the reasonable requirements of such Parties as to the timing, contents and manner of making any such press release, public announcement or other disclosure, provided that MRV shall not be required to provide any such notice in connection with the US Requirements.

9.8          TERMINATION

This SPA may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the Completion Date:

(a)              by the written agreement of both the Purchaser and the Seller;

(b)              by the Seller or the Purchaser if the completion of the Acquisition shall not have occurred on or prior to 31 October 2012; or

(c)               by either the Purchaser or the Seller if Article 3.3 applies.

Upon any termination of this SPA pursuant to this Article 9.8, all further obligations of the Parties hereunder, other than pursuant to Article 3.3 (Expense Reimbursement), Article 9.4 (Costs - Fees), Article 9.7 (Public Announcements) and Article 9.9 (Governing Law and Disputes), shall terminate. The termination of the SPA shall not relieve any Party from its liability for any willful breach of the SPA committed prior to the termination.

9.9       GOVERNING LAW AND DISPUTES

This SPA and its schedules are governed by French law, and shall be interpreted in accordance with French law.

Any dispute in connection with this SPA, in particular concerning its interpretation or implementation, shall be exclusively submitted to the Commercial Court of Paris.

9.10     BOOKS AND RECORDS

(a)     MRV shall have the right to retain copies of all books and records of Pedrena and its subsidiaries relating to periods ending on or prior to the Completion Date subject to compliance with applicable law.  MRV shall keep such documents confidential.  The Purchaser agrees that, from and after the Completion Date, with respect to all original books and records of Pedrena and its subsidiaries, the Purchaser will (and will cause Pedrena and its subsidiaries to) (i) comply in all material respects with applicable law relating to the preservation and retention of records and (ii) apply preservation and retention policies that are no less stringent than those generally applied by the Purchaser.

(b)    In connection with any reasonable business purpose, including (i) in response to the request or at the direction of a governmental entity, (ii) the preparation of tax returns, (iii) the determination of any matter relating to the rights or obligations of MRV under this SPA and (iv) compliance with any laws applicable to MRV (including any applicable securities laws), subject to any applicable law and subject to any applicable privileges (including the attorney-client privilege and any confidentiality obligations towards third parties), upon reasonable prior written notice, the Purchaser shall use reasonable commercial efforts to cause Pedrena and its subsidiaries, for periods prior to Completion Date, to: (A) provide MRV and its representatives information with respect to Pedrena, (B) afford MRV and its representatives reasonable access, during normal business hours, to the offices, properties, books, data, files, information and records of Pedrena and its subsidiaries, and (C) make available to MRV and its representatives the Interdata employees whose assistance, expertise, testimony, notes and recollections or presence is absolutely necessary at their workplace to assist MRV or its affiliates in connection with any of the purposes referred to above;  provided,  however, that (i) such access shall not unreasonably interfere with the business or operations of Pedrena and its subsidiaries (ii) any cost shall be borne by MRV, and that (iii)  MRV and its representatives keep such information confidential.

(c) In addition, the Purchaser shall use its best effort to deliver to MRV, no later than the earlier of 21 days after Completion Date or 10 days after the end of the fiscal quarter in which the Completion Date takes place, a reporting package using the regular monthly reporting package used by Pedrena and its subsidiaries to report its financial results to MRV, except that the balance sheet data will be as of the Completion Date and the statement of operations data will be for the period then ended.

List of exhibits:

Exhibit 1:	New OCS Channel Distribution Agreement
Exhibit 2:	Target Revenue
Exhibit 3:	Target Margin
Exhibit 4:	Historical Bookings

Place: Paris (France) and New York (USA)

Date: 1 August 2012

In 3 copies, one for each signatory.

/s/ Barry Gorsun	/s/ Jerome LeFevre
MRV COMMUNICATIONS, INC.	IJ Next
Represented by Mr.Barry GORSUN	Represented by HBG
Represented by Jérôme LEFEVRE

/s/ Jerome LeFevre
HOLDING BAELEN GAILLARD
Represented by Mr. Jérôme LEFEVRE

ANNEX B

REPRESENTATIONS AND WARRANTIES AGREEMENT

PEDRENA

REPRESENTATIONS AND WARRANTIES AGREEMENT

MRV COMMUNICATIONS, INC.

AND

IJ NEXT

Dated August 1, 2012

REPRESENTATIONS AND WARRANTIES AGREEMENT

BETWEEN THE PARTIES:

1)             MRV COMMUNICATIONS, INC., a corporation organized under the laws of the state of Delaware, United States of America, whose registered office is located 20415 Nordhoff Street — Chatsworth CA 91311, represented by Mr. Barry Gorsun, duly authorized by a Board of Directors’ resolution,

Hereafter referred to as “MRV” or the “Warrantor”,

ON THE ONE HAND,

AND

2)             IJ Next, a French “société par actions simplifiée”, with a share capital of € 1, whose registered office is located 59, boulevard Exelmans - 75016 Paris, registered with the Corporate Register of Paris under Identification Number 752 517 409, and represented by Mr Jerôme LEFEVRE duly authorized by a power of attorney given by HOLDING BAELEN GAILLARD, in its capacity of Chairman (“Président”) of IJ Next,

Hereafter referred to as “IJ Next” or the “Beneficiary”,

ON THE OTHER HAND.

The Warrantor and the Beneficiary are hereafter referred to (1) collectively as the “Parties”, or (2) individually as a “Party”.

WITNESSETH

(1)                                 WHEREAS pursuant to a share purchase agreement dated August 1, 2012 (the “Share Purchase Agreement”), the Beneficiary shall acquire 100 % of the shares of PEDRENA entirely owned by MRV (the “Shares”) on the Completion Date (the “Acquisition”), subject to the terms and conditions of the Share Purchase Agreement.

(2)                             WHEREAS it should be noted that the Beneficiary would not have signed the Share Purchase Agreement, had the Warrantor not accepted to provide it with the representations and warranties hereunder.

(3)                                WHEREAS the present representations and warranties agreement (the “Agreement”) covers all the Shares.

(4)                                 WHEREAS at the date of the execution of this Agreement, PEDRENA :

•                  has only one subsidiary: INTERDATA, a French “société anonyme”, with a share capital of €530,995, whose registered office is located 5bis, chemin des Graviers — 91190 Gif-sur-Yvette, registered with the Corporate Register of Evry under Identification Number 317 866 374 (hereafter referred to as “Interdata” or as the “ Company”). 6,097 shares of INTERDATA on 6,100 are owned by PEDRENA; and

•                  holds no participating shares in any other company.

Being said that

(a) INTERDATA :

•                  has only one subsidiary : J3Tel, a French “société anonyme”, with a share capital of €85,371.45, whose registered office is located ZA Courtaboeuf — Miniparc Bâtiment 10 — 6, avenue des Andes — 91940 Les Ulis, registered with the Corporate Register of Evry under Identification Number 325 476 695 (hereafter referred to as “J3Tel “). 5,598 shares of J3Tel on 5,600 are owned by INTERDATA; and

•                  holds no participating shares in any other company.

(b) J3Tel holds no participating shares.

PEDRENA, INTERDATA and J3Tel are hereafter referred to collectively as “the Companies”; INTERDATA and J3Tel are hereafter referred to collectively as “the French Companies”.

(5)                                Whereas, prior to the execution of the Share Purchase Agreement:

• regarding the French Companies, the Beneficiary and its advisors have been provided with information and certain documents prepared by the Warrantor and the management of Interdata with respect to Interdata, J3Tel and their Businesses, and the Beneficiary has been given the opportunity to meet with Mr. Thierry Poulain (Director — “Président Directeur Général”- of INTERDATA and CEO — “Directeur Général Délégué” of J3TEL) and Mr. Jean Philippe Nouvel (CFO - “Directeur Administratif et Financier”- of Interdata). The Beneficiary acknowledges that, in entering into the Share Purchase Agreement and this Agreement, the Beneficiary and its advisors have performed satisfactory due diligence with respect to Interdata, J3Tel and their Businesses and the Beneficiary has relied upon its own review and analysis of the information and documents made available to it and its advisors in the context of their above mentioned due diligence. The performance of a satisfactory due diligence regarding the French Companies by the Purchaser does not waive or decrease the financial liability of the Warrantor that may result from the Agreement.

• regarding PEDRENA, the Beneficiary and its advisors have been provided with certain information and documents prepared by the Warrantor. Due diligences were performed on the basis of a limited scope and during a short time period; this fact, however, is not relevant for purposes of MRV’s obligations and liabilities under this Agreement and the Share Purchase Agreement. The performance of a satisfactory due diligence regarding PEDRENA by the Purchaser does not waive or decrease the financial liability of the Warrantor that may result from the Agreement.

NOW, THEREFORE, in consideration of the mutual undertakings herein contained, the Warrantor represents, warrants, and undertakes the following:

1.                                      DEFINITIONS

As used in this Agreement, the following terms have the following meaning:

Acquisition:	shall mean the acquisition of the Shares by the Beneficiary.

Agreement:	shall have the meaning set forth in the recitals above.

Balance Sheets:	shall have the meaning set forth in Section 2.8 below.

Beneficiary:	shall have the meaning set forth in the recitals above.

Business(es):

shall mean (i), for Interdata and J3Tel, the network integration business, (ii), more specifically for J3Tel, the network testing and audit business in the field of networks and telecoms and (iii), for PEDRENA, the activity of holding company.

Calendar Day:	shall mean the 24-hour day, including Saturdays, Sundays, and National Bank Holidays in France.

Claim:	shall have the meaning set forth in Section 4.1 below.

Company:	shall have the meaning set forth in the Recitals above.

French Companies:	shall mean the Company and J3Tel, its sole subsidiary.

Companies:	shall mean PEDRENA and the French Companies.

Completion Date:	shall mean the date of the completion of the Acquisition.

IP Rights:

shall mean name of the Companies, patents, trademarks, service marks, copyright (including economic rights, moral rights and neighboring rights), software (including but not limited to source codes, programs and algorithms), domain names, know-how, data bases, corporate names, trade names, shop signs and any other names (including but not limited to patronymics), and any other intangible rights, registered or not, and including applications/requests to benefit from such rights, as well as any right or any kind of protection with similar or equivalent results as they may exist worldwide.

Knowledge of the Warrantor:

shall mean any matters of which the Warrantor has, in its capacity as majority shareholder of the Companies, knowledge or notice or could reasonably be expected to have knowledge in such capacity in accordance with the rights to information of a shareholder pursuant to French and Dutch corporate laws.

Loans:	shall have the meaning set forth in Section 2.14 below.

Loss/Losses:

shall mean any damages, losses, liabilities, claims, deficiencies, costs, expenses and expenditures, additional tax liabilities, if any, due to the indemnification or other recoveries under the Agreement, including, to the extent permitted by law, lawyer’s fees, giving rise to indemnification, but excluding any loss of future revenues, income or profits, or any loss of opportunity.

Material Adverse Effect:

shall mean any circumstance, change, development, event or state of facts that (considered together with all other circumstances, changes, developments, events or states of facts) is, or could reasonably be expected to be or to become, materially adverse to the financial condition, business, results of operations, assets, liabilities or operations of Interdata and/or J3Tel; provided, however, that “Material Adverse Effect” shall not include the effect of any circumstance, change, development, event or state of facts: (a) affecting the industries in which Interdata operates generally, (b) generally affecting the European economies, (c) directly and exclusively resulting from any public announcement of this Agreement (provided such public announcement is not caused by Interdata in breach of this Agreement) or the pendency of the transactions contemplated hereby, (d) resulting from acts of war (whether or not declared), sabotage or terrorism, military actions or the escalation thereof, (e) resulting from any breach of this Agreement by the Purchaser, (f) resulting from any changes after the date of this Agreement in applicable law, regulations or rules or accountancy principles, including GAAP, (g) transaction expenses, (h) the payment of any amounts due to, or the provision of any other benefits to, any officers or employees under employment contracts, non-competition agreements, employee benefit plans, severance arrangements or other arrangements in existence as of the date of this Agreement and disclosed in the Schedules, (i) the taking of any action reasonably required to cause compliance with the terms of, or the taking of any action required by, this Agreement, (j) any breach by the Company of this Agreement, or (k) the taking of any action by the Company or any of the Company’s Affiliates, or the taking of any action approved or consented to in writing by the Company.

Notification of the Claim:	shall have the meaning set forth in Section 4.1 below.

Ordinary Course of Business:	shall mean the ordinary course of business consistent with past custom and practice.

Party / Parties:	shall have the meaning set forth in the recitals above.

PEDRENA:

shall mean PEDRENA ENTERPRISES B.V., a Dutch company with a share capital of € 100,000 whose registered office is located Shouwburgplein 30-34-3012 C1 Rotterdam, registered in the Corporate Register of Rotterdam under Identification Number 24294182.

Person:

shall mean any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, fiducie, any unincorporated organization, any other business entity, or governmental entity or any department, agency or political subdivision thereof.

Pledge(s) and/or Lien(s):	shall mean any mortgage, pledge, lien, charge, security interest, option, and restriction on use or other encumbrance.

Rejection:	shall have the meaning set forth in Section 4.2 below.

Representations and Warranties:	shall have the meaning set forth in Section 3.1 below.

Share Purchase Agreement:	shall have the meaning set forth in the recitals above.

Section(s):	shall mean the articles of this Agreement, unless otherwise required by the circumstances.

Shares:	shall mean the shares of PEDRENA purchased by the Beneficiary from MRV pursuant to the Share Purchase Agreement.

Warrantor:	shall have the meaning set forth in the recitals above.

Working Day:	shall mean any day other than a Saturday, a Sunday, or a National Bank Holiday in France.

2.                                    REPRESENTATIONS AND WARRANTIES OF THE WARRANTOR

Except as disclosed to the Beneficiary in the schedules (the “Schedules”) to this Agreement, the Warrantor hereby represents and warrants the following representations and warranties, it being understood that such representations and warranties shall be deemed made on the Completion Date unless otherwise specified in this Agreement.

2.1                               General Representations

The Companies have full legal authority and all rights (1) to operate their Businesses and (2) to own and use the assets or goods that they own and use, as such Businesses are presently operated and such assets are currently owned and used.

The prior due diligence procedures carried out by the Beneficiary and its advisors shall not be understood as a waiver of any of the undertakings and obligations of the Warrantor under this Agreement in accordance with its terms and conditions.

Neither the approval of the Companies’ accounts by the shareholders nor the discharge given to the corporate officers of the Companies shall involve any novation or dispensation to the undertakings and obligations of the Warrantor under this Agreement in accordance with its terms and conditions.

2.2                               Acquisition of the Shares

The sale by MRV of the Shares to the Beneficiary and the performance by the Warrantor of its obligations under the Share Purchase Agreement and this Agreement shall not constitute a breach (1) of any provision provided by any shareholders’ agreement binding to the Warrantor or to the Companies or (2) of any law, administrative decree, or regulation applicable to them, or (3) of any final and binding court order, which shall prevent the purchase by the Beneficiary of the Shares pursuant to the Share Purchase Agreement or which may negatively affect the Warrantor’s ability to perform its obligations under this Agreement, except for any such breaches that, individually or in the aggregate, do not (a) have a Material Adverse Effect or adversely affect its ability to consummate the transactions contemplated hereby, (b) subject the Companies or the Businesses to any material liability and (c) adversely affect Companies’ ability to conduct their respective Businesses after the Completion Date as presently conducted.

The Acquisition shall not have any negative consequences on the Companies’ legal status, their rights and obligations vis-à-vis third parties, and shall not give rise to any of the following, except for any such events that, individually or in the aggregate, do not (a) have a Material Adverse Effect or adversely affect their ability to consummate the transactions contemplated hereby, (b) subject the Company or the Business to any material liability and (c) adversely affect Company’s ability to conduct the Business after the Completion Date as presently conducted: (1) cancellation, or revocation of any subsidy, (2) reconsideration of an administrative authorization or preferential tax treatment, (3) early termination or significant change in any material customer contract, (4) early repayment of any loan or funding granted to the Companies, (5) payment by the Companies of any penalty or compensation, (6) change, cancellation, or revocation of any of the required licenses/permits or authorizations necessary for a valid operation of the Business by the Companies, (7) right from anyone to be released from a surety-ship, guaranty, or comfort letter, or any similar commitment that such person would have undertaken as a surety or based on the Companies’ undertakings, and (8) institutional or contractual constitution of pledges or any security concerning the assets of the Companies.

Neither the Warrantor nor PEDRENA nor, to the Knowledge of the Warrantor, the French Companies are being subject to any pending judicial or administrative proceeding (including bankruptcy) that would (1) prevent or forbid the completion of the Acquisition, (2) have material adverse consequences on the Companies’ financial situation, or (3) create an easement, security, or any other rights or restrictions of any kind, and in the benefit of a third party, over any asset whatsoever of the Companies.

The Warrantor has been granted all requisite powers and authority to execute the Agreement as well as all necessary documents for the completion of the Acquisition.

2.3                               Incorporation — By-laws — Corporate bodies

The Company is a French “société anonyme” duly incorporated, having its registered office at 5 bis, chemin des Graviers — 91190 Gif-sur-Yvette (France), registered in the Corporate Register of Evry (France) under identification Number 317 866 374, validly existing, and in good standingunder the Laws of France.

J3Tel is a French “société anonyme” duly incorporated, having its registered office at ZA Courtaboeuf — Miniparc Bâtiment 10 — 6, avenue des Andes — 91940 Les Ulis, registered in the Corporate Register of Evry under Identification Number 325 476 695, validly existing, and in good standing under the Laws of France.

PEDRENA is a Dutch Company with a share capital of € 100,000, whose registered office is located Shouwburgplein 30-34 — 3012 Cl Rotterdam, registered in the Corporate Register of Rotterdam under Identification Number 24294182, validly existing, and in good standing under the Laws of Netherlands.

The Companies’ by-laws as well as the organization and functioning of their respective corporate bodies are consistent with applicable laws and regulations and all decisions by such corporate bodies in connection with the authorization of the Acquisition have been validly made in accordance with applicable laws and regulations when they were made as well as with the by-laws of the Companies in effect at such time.

Certified copies of updated Certificates of the Corporate Register of each of the Companies are attached under Schedule 2.3. All registers and accounting records of the Companies are updated and have been truly and fairly kept.

The Companies are not in a pending legal process of being wound-up and. No circumstance can legally justify a request for nullity, dissolution or winding-up of the Companies.

2.4                               Share capital - Securities

2.4.1 Interdata

The Company’s share capital amounts to five hundred thirty thousand nine hundred ninety five Euros (€530,995). It is divided into six thousand one hundred (6,100) shares with an approximate nominal par value of eighty seven Euros and five cents (€87.05) each, which are fully paid up, and of the same category.

The list of the shareholders of the Company on the execution date of this Agreement is attached under Schedule 2.4.1.

Except the 6,100 Interdata shares here above mentioned, there are no other securities issued by the Company that give entitlement, either immediately or in the future, to a portion of the stated capital or voting rights in the Company, and notably but without limitation, through convertible or exchangeable securities, repayment, subscription, presentation and exercise of a bond. There is no decision of the Shareholders’ meeting of the Company giving authority to proceed with a capital increase, or any other transaction/operation regarding the share capital. No buy-back or cancellation by the Company of its own shares has been decided or authorized.

6,097 Interdata shares are the due property of PEDRENA. The Company’s shares transfer register truthfully represents the entirety of share transfer transactions that were carried out up to this date.

Interdata shares have been duly authorized and validly issued.

Interdata shares are free from any Pledge and/or Liens and adverse claims.

They are not subject to any options, undertakings, preemptive rights, agreements, or restrictions of any kind, be it with respect to their use or transfer, or to the rights attached thereof.

Since 2007, the Company has not distributed any dividends except for those mentioned under Schedule 2.4.1 bis or made any advance payments on dividends, and has not declared or paid any distribution, whether of cash, stock or other property.

More generally, none of the shares issued by the Company are subject to any provision that would give rise to rights different from those of the other shares, be it with respect to voting rights, or with respect to share of profits.

Public offering of the shares of the Company has never been conducted by the latter.

2.4.2 J3Tel

J3Tel’s share capital, at this date, amounts to eighty five thousand three hundred seventy one Euros and forty five cents (€85,371.45). It is divided into five thousand six hundred (5,600) shares with an approximate nominal par value of fifteen Euros and twenty four cents (€15.24) each, which are fully paid up, and of the same category.

The list of the shareholders of J3Tel at Completion Date, prior to the Acquisition, is attached under Schedule 2.4.2.

Paragraphs 3 to 10 of Section 2.4.1 above regarding the Company apply mutatis mutandis to J3Tel (“Interdata shares” and “Company” being replaced by “J3Tel shares” and “ J3Tel”, as the case may be) .

On the Completion Date, J3Tel’s share capital is regularly and completely owned by the Company. The J3Tel’s shares transfer register truthfully represents the entirety of share transfer transactions that were carried out up to this date.

2.4.3 PEDRENA

To this date, PEDRENA’s share capital amounts to one hundred thousand Euros (€100,000), of which twenty thousand Euros (€20,000) has been issued, divided into two hundred (200) issued common shares with a nominal value of one hundred Euros (€100) each, which are fully paid up, and of the same category.

PEDRENA’s share capital is regularly and completely owned by MRV. The Shares are the due property of the Warrantor. The PEDRENA’s shares transfer register truthfully represents the entirety of share transfer transactions that were carried out up to this date.

Paragraphs 3 to 10 of Section 2.4.1 above regarding the Company apply mutatis mutandis to PEDRENA (“Interdata shares” and “Company” being respectively replaced by “Shares” and “PEDRENA”, as the case may be).

2.5                               Subsidiaries and participations

PEDRENA does not hold, directly or indirectly, any shares or participation, or interests in any entity, or any other interests in any company or business, except INTERDATA and J3Tel. The French Companies do not hold, directly or indirectly, any shares or participation, or interests in any entity, or any other interests in any company or business other than, for INTERDATA, its holding of J3TEL.

The Companies are not a partner or a member of any group, association, commercial institution, or in a partnership of any kind, and through which it might be held unlimitedly liable.

2.6                               The Companies’ corporate purpose and Business

The Businesses as presently carried out by the Companies comply with their respective corporate purpose stipulated in their by-laws and with all laws and regulations applicable to the operations of the Companies, except for any such failure or breach that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

The Companies operate their Businesses in only one place, which is located at their respective registered office (i.e. Gif-sur-Yvette (91190) - 5bis, chemin des Graviers for the Company, at Les Ulis (91940) — Avenue des Andes for J3Tel), and at Shouwburgplein 30-34 — 3012 Cl Rotterdam for PEDRENA.

The Companies are in possession of all valid permits, licenses and authorizations required for the ownership of their assets and for the pursuit of their Businesses, other those which would not have a Material Adverse Effect. To the Knowledge of the Warrantor, there does not exist any event that could cause the cancellation or the suspension of said permits, licenses or authorizations or which may constitute a breach of applicable law or regulations or of any of their contractual obligations, except for such any breach that, individually or in the aggregate, do not have a Material Adverse Effect.

The Companies are the valid owner of their respective properties and assets which are not subject to any lease agreement, management agreement, option to sell or any pledge, security or guarantee of any kind, except for those mentioned in the Statement of pledges and encumbrances (“Etat des Privilèges et Nantissements”) set out in Schedule 2.6.

2.7          Default / Bankruptcy

The Companies are not subject to insolvency and are not currently subject to bankruptcy proceedings or any other proceedings taken pursuant to the laws governing prevention, and settlement of insolvency (such as the appointment of a mediator) or the triggering of any of the bankruptcy and insolvency proceedings (“procedures collectives”) or similar ones.

2.8                               Financial situation

The French Companies’ balance sheets (i.e., balance sheet, income statements, and appendix), which were closed on December 31, 2011, respectively approved by a Shareholders’ meeting of the Company dated June 29, 2012, by a Shareholders’ meeting of J3Tel dated June 29, 2012, and certified by the French Companies’ Statutory Auditors, as well as the PEDRENA financial statements for the fiscal year ended December 31, 2011 approved by the Warrantor in its capacity as sole shareholder of PEDRENA (the “Balance Sheets”) are attached under Schedule 2.8 (a).

The Balance Sheets have been drawn-up according to the generally accepted accounting principles applicable in France for French Companies and in the Netherlands for PEDRENA and in accordance with generally accepted accounting principles and practices consistently applied and consistent with the books and records of the Companies and represent truthfully and accurately the financial situation of the Companies in all material respects on the date of the Balance Sheets and for the period covered by such Balance Sheets.

Since, there were no changes in such accounting rules and methods compared to the ones that the Companies have applied for the previous fiscal years.

The Statutory auditors’ reports on the Balance Sheet are attached under Schedule 2.8 (b).

All accounting records and books of the Companies are up-to-date, and have been regularly and truthfully kept.

The Balance Sheets list all of the Companies’ assets and liabilities required to be disclosed under generally accepted accounting principles applicable in France for French Companies and in the Netherlands for PEDRENA and all necessary provisions have been made, in accordance with applicable accounting rules.

2.9                               Assets

Each of the Companies is the valid owner of each and every item referred to in the balance-sheet assets that appear in the Balance Sheets.

Each of the Companies has properly managed and maintained its assets, notably the equipment and the tools, and has fulfilled all obligations regarding the proper maintenance of such assets, except for any such breach that, individually or in the aggregate, do not have a Material Adverse Effect.

These assets are not subject to any Pledge and/or Lien, and are not subject to any purchase option, undertaking, agreement, or claim of any kind to the benefit of third parties.

There are no such rights on the assets as to limit their enjoyment or absolute ownership; similarly, for PEDRENA, and to the Knowledge of the Warrantor for the French Companies, the Companies have made no undertakings to grant any such rights.

The Warrantor has provided the Beneficiary with Statements of pledges and encumbrances, which are attached under Schedule 2.6.

2.10                        Stocks

PEDRENA has no stocks.

The French Companies’ stocks which exist are of good quality.

These stocks are free from any Pledge and/or Lien.

Their pricing and depreciation were completed in all material respects by the French Companies under similar rules and methods as those used for the previous fiscal years.

These rules and methods are in conformity in all material respects with customary professional practices and allowed by the French Tax Administration.

2.11                        Property — leases

The Companies have unfettered and exclusive enjoyment, as lessee or owner, of all immovable and of all movables, tangible or intangible property, that the Companies use in the operation of their Businesses.

The Companies have duly complied with reasonable and proper efforts regarding the maintenance of their assets, according to the reasonably expected practices of a professional operating in the same sector, except for any breach that, individually or in the aggregate, do not have a Material Adverse Effect.

Immovable property

The Company has full ownership right on the premises located at 5 bis, chemin des Graviers — 91190 Gif-sur-Yvette (France), in which the Company runs its Business and has registered its registered office. The title of property is attached under Schedule 2.11(i).

These premises do not contain risks as regard asbestos (“amiante”), lead (“plomb”), xylophageous insects (“insectes xylophages”), except with respect to the farm and to the extent it has not a Material Adverse Effect.

The Company has built:

(i)                                     a building in 2009/2010 under a building permit number 091272 071105602 delivered by the Gif-sur-Yvette Town Council on February 12th , 2008, a copy of which is attached under Schedule 2.11 (ii).

(ii)                                  an unloading dock in 2011 under a building permit number 091272 1010059 delivered by the Gif-sur-Yvette Town Council on January 19th, 2011, a copy of which is under Schedule 2.11 (iii).

The Company has not subscribed a “dommages-ouvrage” insurance policy for the works mentioned at (i) and (ii) here-above.

The Company declares that all the “entrepreneurs” which have worked on the works mentioned at (i) and (ii) here-above have subscribed appropriate insurance policies as regard to their liability. These entrepreneurs have been fully paid for their respective duties.

The Company approved and took delivery of works mentioned at (i) and (ii) here-above without reserve.

The Company has never been aware of any material damage concerning the works mentioned at (i) and (ii) here-above. These works have been regularly done, have given rise to a “déclaration d’achèvement et de conformité” and have been declared with the administrative authorities; in particular, there are in conformity with the building permits. The building permits of the works mentioned at (i) and (ii) here-above are not subject to any claim for annulment or cancellation of the building permit, except the claim mentioned under Schedule 2.11 (ii) which is not significant and could be settled without risk for the Beneficiary.

The Company does not lease its premises to any third party.

PEDRENA and J3Tel have no ownership right on any immovable assets.

Lease agreements (« baux/locations ») — Leasing agreements (« crédits baux»)

The Company is not a party to a lease agreement or a contract (leasing, location agreement, etc.) entailing the allocation or the use of its immovable assets/premises.

J3Tel operates its Business at its registered office, under a lease agreement dated August 6th, 1996 and its amendment dated November 22nd, 2004 (the “Lease Agreement RO”), a copy of which is attached under Schedule 2.11 (iv). J3Tel has never entered into any other lease agreement or any contract (leasing, location agreement, etc.) entailing the allocation or the use of immovables assets/premises.

The Lease Agreement RO is valid and enforceable.

The Lease Agreement RO is not subject to any claim for annulment or cancellation based on a fact intervened prior to the date of the Agreement. No notice related to a termination or to any other substantial change of the Lease Agreement RO has been received respectively by J3Tel.

On the date of the Agreement, J3Tel has no unpaid liabilities related to Lease Agreement RO.

Besides, the Companies entered into lease agreements or leasing agreements set out in Schedule 2.11(v) concerning the movable assets necessary to their respective Businesses.

Each of the Companies has regularly performed its obligations under the lease agreements, except for any such failure or breach that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and leasing agreements referred to in this Article and set out in Schedules 2.11 (iv) and (v). To the Knowledge of the Warrantor regarding the French Companies, there is no justification for the lessor to request an increase of the rents (except for the Lease Agreement RO’s annual reevaluation as per the construction cost index).

No event has occurred that would prevent the operation or the quiet enjoyment of the premises rented by J3Tel.

All potential works required to comply with the provisions of the Lease Agreement RO or mandated by administrative authorities have been carried out on these immovables, and have been paid for within the time period required by said authorities. All administrative authorizations or similar ones have been granted.

2.12                        Intellectual property

The Companies have rights, either through original ownership, or through the grant of a license or assignment, over the IP Rights used and/or necessary for the operation of their respective Business (those IP Rights being hereinafter referred to as the “Companies’ IP Rights”) and listed under Schedule 2.12.

The Companies’ IP Rights are duly protected and in force. To the Knowledge of the Warrantor, each of the Companies has exercised all reasonable and due care to protect the integrity of the Companies’ IP Rights, except for any such failure that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Those of the Companies’ IP Rights that are subject to an application for registration were duly registered or filed (or are in the process of being registered or filed) with the competent institutions in the name of the Companies. Where and when applicable, fees regarding the necessary renewal were paid.

Each of the Companies is the exclusive owner (by way of assignment or original ownership) or exclusive licensee of the Companies’ IP Rights listed under Schedule 2.12.

To the Knowledge of the Warrantor, neither the Companies’ IP Rights nor the exercise thereof infringes or violates any rights of a third party.

No license or right whatsoever has been granted by the Companies to third parties on any of the Companies’ IP rights.

The software and software packages used by each of the Companies are the Companies’ property, or are covered by rights of ordinary use granted to the benefit of the Companies.

2.13        Accounts receivable

The accounts receivable mentioned in the Balance Sheets refer to services provided and sales made in the Companies’ Ordinary Course of Business. Each of the Companies has provided for proper provisions in the said accounts for all depreciation of these receivables, in accordance with accounting principles.

Regarding PEDRENA, and to the Knowledge of the Warrantor regarding the French Companies, no account receivable which has occurred after the Balance Sheets is the subject of a dispute.

2.14        Debts and Loans

The Companies have no obligation in connection with any loan, overdraft permission, advance, and/or debt of any kind towards any bank (the “Loans”). There is no shareholders’ loan at Completion Date.

Each of the Companies has fully paid-off any and all principal amount and interests related to any Loans.

On the date of the Balance Sheets, each of the Companies had no obligation or debt (due, outstanding, certain, or other, resulting, without limitation, from a factoring agreement, leasing agreement, or pending litigation) other than those obligations or debts (i) referred to, or accounted for through provisions in the Balance Sheets and (ii) not required to be recorded on the Balance Sheets under generally accepted accounting principles applicable in France for French Companies and in the Netherlands for PEDRENA.

The Acquisition does not give rise to any accelerated payment of any loan to the benefit of the Companies’ creditors.

2.15                        Warranty and off-balance sheet commitments

Statements of registration, privileges and encumbrances of each of the Companies issued within the last three months are attached to this Agreement under Schedule 2.6.

The Companies have not granted any loans or any particular advantage, or comfort letter or similar commitment to any Person.

2.16        Archives

The Companies keep archives regarding their Businesses at their respective registered office.

Regarding PEDRENA, these archives contain all the necessary documents to manage any claims made by third parties, and concern a period of time no shorter than the statute of limitations provided by the laws in force.

2.17                        Insurance

Each of the Companies has validly subscribed insurance coverage required for the operation of its Business and/or for the protection of the immovables and movables that it uses.

Regarding PEDRENA, and to the Knowledge of the Warrantor regarding the French Companies, each of the Companies paid all premiums regarding the insurance policies subscribed by the Companies required to be paid to such date.

The policies subscribed by the Companies, a list of which is set out in Schedule 2.17, make adequate coverage for the risks related to the Businesses of the Companies.

The Companies always complied with the insurance policies subscribed and completed, and have complied in due time with all contractual or legal formalities required by such insurance policies, except for any such failure or breach that, individually or in the aggregate, do not have a Material Adverse Effect.

The Companies did not suffer any damage which was not covered by an insurance policy subscribed by the Companies during the fiscal years closed on December 31, 2009, December 31, 2010 and December 31, 2011 or during the time—period between January 1st, 2012 and the Completion Date.

2.18                        Tax law-, Labor law-, Customs law-related requirements

Each of the Companies has filed in timely, accurate and complete manner, all tax law-, labour law-, customs law-related returns as provided by the laws and regulations in force. Each of the Companies has paid, within the terms provided by the legislation and regulations in force, any and all tax and similar charges, penalties, payroll tax or any tax-like levy, and social contributions owed by each of the Companies, both in principal and interest.

There is currently no pending litigation involving the Companies regarding any tax law-, labour law-, customs law-related issue except those listed in Schedule 2.18. In particular, the Companies are not subject to a pending investigation, verification, control or any other similar procedure from any tax, labour or customs administration and have not been informed in writing of such investigation, verification, control or any other similar procedure.

The Companies have duly booked in the Balance Sheets all their obligations towards relevant French tax, labour and customs administrations.

Each of the Companies has always complied with all legal and administrative filing requirements with respect to the relevant French and Netherlands tax, labour and customs administrations, except for any such failure or breach that, individually or in the aggregate, does not have a Material Adverse Effect.

Each of the Companies has also complied with all filing requirements that could arise, as the case may be, from its Business operated abroad, except for any such failure or breach that, individually or in the aggregate, does not have a Material Adverse Effect.

The Companies do not benefit from an agreement or a particular tolerance establishing a payment extension regarding their tax obligations.

The provisions in the Balance Sheets were made under applicable accounting rules in force, and are adequate to cover any risk or any tax, due right, assessment, contribution, charge, interest or penalty recoverable from the Companies.

The Companies are not, and have never been part of a tax consolidation group.

The Companies have not been granted any favourable tax or social regime including any tax or social exemption in an undue manner, and have complied with all conditions provided by the laws and regulations governing the grant and upholding of said regimes and exemptions, except for such any breach that, individually or in the aggregate, do not have a Material Adverse Effect.

The Companies have never concluded an act or been a party to a transaction with other Entities of their group which may be recovered, rejected, or redefined on the ground that it was an attempt to evade or weaken their tax, social, or customs obligations.

The Warrantor declares as far as PEDRENA is concerned that the here above derogations “except for any such (failure or) breach that, individually or in the aggregate, do not have a Material Adverse Effect” do not apply to representations and warranties regarding PEDRENA.

Besides, the Warrantor declares and represents that:

•                  PEDRENA has never been part of a sale, purchase, trade, participation or transfer of any kind before the date of the Agreement for which PEDRENA has paid no registration fees, transfer fees or tax of any kind and that the latter may be contractually or legally obliged to pay prior or following the date of Agreement;

•                  the Acquisition cannot entail itself, in any way, taxation for PEDRENA or the Beneficiary or a loss of tax loss carried forward or more generally a loss of any benefit, tax or social rights;

•                  PEDRENA has not been granted any tax, social or customs regime conditional on the compliance with any undertaking by PEDRENA, or which may be questioned due to the Acquisition or to any act or omission realized prior to the Agreement;

•                  PEDRENA has not been granted, under a transaction prior to the Acquisition, any suspension, carry over or any tax deferment.

2.19        Personnel

Compliance with the legislation and regulations in force

PEDRENA has never employed employees.

The French Companies are in compliance with French labour law and (1) the terms and conditions of all applicable company agreements and schemes as well as (2) the provisions of all employment contracts and the applicable collective agreements, except for any such failure or breach that, individually or in the aggregate, does not have a Material Adverse Effect.

It is specified that the Company is governed by internal regulations (“règlement intérieur”), in force since January, 21st 2001. New internal regulations have been drafted in January 2012, but have never become effective. The Company complies in this respect with all French regulations relating to internal regulations and employees’ surveillance, except for any such failure or breach that, individually or in the aggregate, does not have a Material Adverse Effect.

There is no company custom or unilateral undertaking in force within the Companies.

The Companies have no delay in the payment of sums due to (i) the employees, corporate officers, former or ongoing, and to (ii) any social or tax administration or social agency, and more generally no delay in the payment of any contribution or sum employment-related.

Unlimited-term and fixed-term employment contracts, and full-time and part-time employment contracts have been entered into in accordance with French employment law and applicable contractual provisions.

All contracts entered into between the Company and third parties, including subcontracting agreements or agreements with outside consultants, or any other contractual agreement involving the work of a third party, cannot be construed as employment contracts under the French labour law in effect on the Completion Date.

List of personnel — directors and employees - at Completion Date

Schedule 2.19 (i) contains (1) the names of all directors and employees of the Companies, as well as (2) the type of employment contracts (unlimited-term employment contract, fixed-term, full-time, part-time employment contract, etc.), (3) the amount of their annual compensation, (4) the list of applicable benefits in kind or complementary benefits, (5) their date of birth, seniority within each of the Companies, and (6) hierarchical position.

There are no benefits or compensation of any kind, other than those listed under said Schedule. In particular, since, the French Companies have granted no severance payments other than those compulsory under French labour law or the applicable collective bargaining agreement. No employment contract provides for a notice period exceeding provisions of French labour law or the applicable collective bargaining agreement.

There are no agreements with either a director or an employee intending to ensure future benefits or salary raises based on a preset formula, with the exception of a retention bonus agreement that was entered into with employees listed under Schedule 2.19 (ii), for the sole purpose of this Acquisition.

Duration of the contracts

Apart from the employment contracts mentioned under Schedule 2.19 (i), the French Companies are not bound by any other indefinite or fixed term employment contracts.

None of the French Companies’ employees are subject to a dismissal or mutual termination procedure or have communicated in writing his/her intention to resign other than Gilles Blondeau, whose termination date is scheduled for September 7, 2012.

The French Companies do not presently employ any temporary employees.

Staff representatives

The list of the Staff representatives of the French Companies (“Délégation Unique du Personnel” and “Délégués du Personnel”) is attached under Schedule 2.19 (iii).

Pensions — Retirement

The French Companies are not bound by commitments other than those resulting from the strict enforcement of legal and contractual provisions, and which may result in the duty for the Companies to pay for a retirement or a pension plan to their retired or still active employees or directors above those resulting from the strict enforcement of said legal and contractual provisions.

Social security — Welfare (“prévoyance”) — Healthcare — Supplementary Pension Schemes

The Companies are and have always been in compliance with payment obligations of social contributions to the French social security scheme and complementary welfare and healthcare schemes regarding their employees and corporate officers, and the contributions relating to healthcare, welfare, pensions were paid at due date.

The decisions taken by the Companies to implement such schemes have regularly been notified through an official letter and given to the relevant employees.

The Companies have not entered into a complementary healthcare plan (“mutuelle”) in favour of their employees.

Disputes — Litigation

There are no pending claims against the Companies asserted in writing by any employees/directors or pending litigations between the Companies and their employees/directors, except for those listed in Schedule 2.19 (iv).

There are no pending proceedings between the Companies and any of their employees/directors that have not been accounted for through provisions in the accounts, except for those listed in Schedule 2.19 (iv).

Since January 2010, neither strike nor work stoppage has taken place within the French Companies.

The Companies are not subject to a pending control or investigation procedure or a reassessment procedure which has been notified in writing by the French labour inspectorate or the French social security authorities (“URSSAF”) or similar authority in the Netherlands.

2.20        Contracts — Agreements

The Companies have not entered into, or are not bound by any provision of, any contract or agreement other than those executed in connection with their Businesses.

All contracts entered into by the Companies were validly executed and are not in violation of any legal or regulatory provision, or any court or administrative decision/order, if any, issued against the Companies, except for any such failure or breach that, individually or in the aggregate, does not have a Material Adverse Effect.

None of the contracts executed by the Companies provide for a change of control clause except for those mentioned under Schedule 2.20 (i), and except for any such provisions that, individually or in the aggregate, do not have a Material Adverse Effect.

The Companies have not received any written notification according to which a client, a supplier, or a subcontractor responsible for a significant part of the Companies’ revenues or Business, intends to (1) stop or reduce its transactions with the Companies in a significant manner, either immediately or in the future, and/or (2) modify the legal or financial conditions thereof, except for the termination notice sent by IXIA to J3Tel informing J3Tel that IXIA has decided to terminate the agreement entered into by and between IXIA and J3Tel (“International distribution agreement”).

There are no particular agreements between the Companies and the Warrantor, or between the Companies and any of its directors, officers, or employees, except for those indicated in Schedule 2.20 (ii).

2.21                        Environment — Safety — Regulatory provisions governing corporations

The Companies exercise their activity in accordance with the regulations in force. They do not exercise a regulated activity requiring a permit, a license or an approval to operate their Businesses.

The Companies have not been notified in writing by any administrative or regulatory authority alleging that the Companies do not comply with the legislations, regulations or orders by any institution or administrative authority that govern the Companies with respect to environment or safety issues.

2.22        Disputes — Litigation

There are no pending legal or arbitration proceedings or any other amicable or court-based conciliation proceeding or any filing of any kind or any judicial or administrative investigations concerning the Companies, except those listed under Schedule 2.18 and Schedule 2.19 (iv).

2.23        Management of the Companies since December 31, 2011

Except as may be (a) required by a contractual or a legal undertaking or obligation existing on the date of execution of this Agreement, (b) required pursuant to the Share Purchase Agreement or this Agreement or (c) consented to in writing by the Beneficiary, from 31 December 2011 until the date of execution of this Agreement, Companies (i) have carried on their respective Businesses in the Ordinary Course of Business and (ii) have not:

•                               made any significant change in the Companies’ financial or commercial situation, and in their Businesses and operation of their Businesses;

•                               made any decision or take any action or measure materially affecting the Business of the Companies, or any waiver of any right of substantial value;

•                               taken any measure entailing the decrease in value of the Companies’ assets;

•                               made any transfer of ownership, except when made in the Ordinary Course of Business, of any of the Companies’ assets affecting the continuity of their Businesses;

•                               made any expense unusual regarding its amount or origin;

•                               regarding the French Companies, made any modification of the employees’ wages other than (i) the ones resulting from the application of laws, regulations, and agreements in force regarding the employment issues, and (ii) the ones occurring in accordance with the Companies’ prior habits, provided that they occur in the Ordinary Course of Business;

•                               regarding the French Companies, made any hiring of an employee whose gross annual wage would exceed fifty thousand Euros (€ 50,000) (with the exception of Mr. Jean-Marc Odet) or any termination of a key employee (with the exception of Mr. Gilles Blondeau);

•                               regarding PEDRENA, made any employment;

•                               made any change in the accounting methods and principles observed by the Companies;

•                               incurred any additional financial debt out of the Ordinary Course of Business;

•                               made any transfer of any of the Shares and Company and J3Tel’s shares;

•                               granted any pledges, encumbrances, security, or any right for third parties on the goodwill, or any assets of the Companies;

•          made any distribution of dividends, profits, reserves or any advance distribution, except the distribution by J3Tel to its shareholders of dividends for an aggregate amount of €3,001,600.00 paid on July 2, 2012;

•          made any acquisition of an asset except in the Ordinary Course of Business.

2.24        No other representations and warranties

Except as expressly set forth in this Agreement or in Section 7.1 of the Share Purchase Agreement or in another written agreement, neither the Warrantor nor any Person acting on its behalf, including MRV, makes any other representation or warranty, either express or implied, of any kind whatsoever with respect to the Shares, Interdata, J3Tel, their Businesses and/or the Acquisition and/or any other matter relating to the Shares, Interdata, J3Tel, their Businesses and/or the Acquisition. Without limiting the foregoing, and subject to the representations, warranties, covenants, understandings and obligations of the Warrantor contained in this Agreement and in Section 7.1 of the Share Purchase Agreement and in the other written agreements, the Beneficiary acknowledges that neither the Warrantor nor any Person acting on its behalf makes any representation or warranty with respect to (i) the future relations of Interdata and J3Tel with any of their respective customers, suppliers or other business relations or (ii) the future financial condition or business prospects of Interdata and/or J3Tel.

The Beneficiary further acknowledges, that neither the Warrantor nor any Person acting on its behalf, makes any representation or warranty with respect to any financial projections, business plans, budgets or forecasts relating to Interdata, J3Tel and/or their Businesses. The Beneficiary shall make its own evaluation of the adequacy and accuracy of all projections furnished to it and/or its advisors in connection with the Acquisition and shall not have any claim against the Warrantor or any Person acting on its behalf with respect to such adequacy and/or accuracy.

Without limiting the foregoing, the Warrantor and the Beneficiary acknowledge that, as one of the conditions precedent to the Acquisition, MRV Communications - Boston Division, Inc. (“OCS”), a subsidiary of MRV and Interdata shall enter into a distribution agreement securing supply for OCS equipment bought by Interdata and J3Tel, which will contain specific undertakings and obligations from OCS.

3.             PURPOSE AND SCOPE OF THE WARRANTY

3.1          Purpose of the Warranty

The Warrantor warrants, on the Completion Date, that the representations and warranties made in the Agreement and in the Schedules (the “Representations and Warranties”) are accurate, true and sincere.

3.2          Terms of indemnification

Subject to the terms, conditions and limitations of this Agreement, the Warrantor shall indemnify and hold harmless the Beneficiary from and against any and all Losses suffered by the Beneficiary or any of the Companies and shall pay to the Beneficiary the amount of any and all Losses actually suffered and effectively paid by the Beneficiary or any of the Companies as a result of:

(a)           any breach of any Representation or Warranty made by the Warrantor contained in this Agreement or the Share Purchase Agreement; or

(b)           any breach of any covenant, agreement, undertaking or other obligation of the Warrantor contained in the Share Purchase Agreement and this Agreement.

The Parties hereto acknowledge and agree that, from and after the Completion Date, the right to indemnification under this Section 3.2 shall be the Beneficiary’s sole and exclusive remedy for any breach of (i) any Representation or Warranty made by the Warrantor contained in this Agreement or in the share Purchase Agreement or (ii) any covenant, agreement, undertaking or other obligation of the Warrantor contained in this Agreement or in the Share Purchase Agreement, in all cases subject to the limitations contained in this Agreement under Section 3.3.

The Beneficiary shall use, and continue to use, all commercially reasonable endeavors to avoid or reduce the effects or likely the effects of any Loss. Any right of the Beneficiary to pursue a Claim for a Loss shall be conditional on the Beneficiary so using all commercially reasonable endeavors. The Beneficiary shall comply with any reasonable written request received from the Warrantor to take any particular course of action in mitigation of a potential Loss.

The Parties hereto acknowledge and agree that if any changes to applicable law or regulation would occur subsequent the Completion Date which would lead to the increase of any Loss or lead the Warrantor to incurring any additional liability under the Representations and Warranties or pursuant to any covenant, agreement, undertaking or other obligation of the Warrantor contained in the Share Purchase Agreement and this Agreement then such increase of any Loss and/or additional liability shall not be subject to indemnification under this Agreement or the Share Purchase Agreement.

Any indemnification, when and if due to the Beneficiary in accordance with the terms, conditions and limitations of this Agreement, shall be paid at the choice of the Beneficiary, either to one of the Companies or to the Beneficiary in the form of a price reduction of the Shares.

3.3          Limitations to the Warranty

Calculation of Losses

In calculating the amount of any Loss which may be due and payable by the Warrantor under Section 3.2 as a result of any Claim, there shall be deducted, if applicable:

(a)           the amount of any indemnification or other recoveries (including insurance proceeds) payable to the Beneficiary or to any of the Companies by any third party with respect to such Loss;

(b)           the amount of any insurance proceeds which would have been recoverable by the Beneficiary or any of the Companies with respect to such Loss had the insurance coverage of the Companies in effect immediately prior to the Completion Date not been modified by the Warrantor or any of the Companies at or subsequent to the Completion Date;

(c)           the amount of any reserve or provision included in the Balance Sheets of the Companies for such Loss;

(d)           for such Loss, the amount of any corresponding tax savings or benefit, including any tax reduction, credit or loss carry back or carry forward, available to the Purchaser or any of the Companies; and

(e)           in the case of a Loss suffered or incurred by one of the Companies, the amount of any corresponding gain or benefit, including the reduction or discharge of any liability, accruing to the other one in relation to such Loss.

For the purpose of computing the amount of any Loss, only the Loss actually sustained by the Beneficiary or any of the Companies shall be taken into account, to the exclusion of any price/earnings or similar multiplier or valuation factor.

In the event that the availability or amount of any deduction referred to in this Section 3.3 is determined only after payment by the Warrantor of the amount otherwise required pursuant to Section 3.2, the Beneficiary shall repay to the Warrantor promptly after such determination any such payments that the Warrantor would not have had to make pursuant to this Agreement had such determination been made at or prior to the time of such payment.

The Warrantor undertakes to pay, on top of the amount of the Loss, all fees and expenses incurred by the Beneficiary and/or one of the Companies for filing or upholding a claim for Indemnity (the “Enforcement Expenses”).

Triggering threshold

No amount shall become due and payable by the Warrantor in respect of the Beneficiary’s Claims, unless and only to the extent that after application of the provisions of this Agreement, the cumulated amount of Losses against which the Beneficiary is entitled to receive an indemnification in respect of one or several Claims exceeds one hundred thousand Euros (€100,000). Below this threshold, the Beneficiary shall not be entitled to any indemnification under this Agreement.

Cap on the Indemnification

Notwithstanding any other provisions of this Agreement and the Share Purchase Agreement, the maximum aggregate amount of Losses and Enforcement Expenses under this Agreement and the Share Purchase Agreement that may be taken into account in order to determine any right to indemnification in favor of the Beneficiary or the Companies shall not, in any event, exceed a global cap amounting to three million Euros (€3,000,000).

Nothing in this Section 3.3 will have the effect of limiting or restricting any liability of the Warrantor in respect of a Loss arising as a result from any fraud or willful misconduct by the Warrantor.

No Double Recovery

Any liability pursuant to this Agreement shall be determined without duplication of recovery and the Warrantor shall not be required to make any payment more than once on account of the same events, facts, matters, circumstances or omissions.

Subsequent Events

The Warrantor shall not have any liability for Losses which result from or arise out of:

(a)           actions taken by or on behalf of, or omissions of, the Beneficiary or any of the Companies after the Completion Date, including (i) changes in accounting methods or policies except if the accounting methods or policies applied before the date hereof did not comply with French GAAP (or similar in Netherlands GAAP for PEDRENA) to the extend necessary so that non-compliance be remedied, (ii) changes in the insurance coverage of any of the Companies or (iii) the granting of any extensions or waivers with respect to any statute of limitations applicable to claims which might be made against the Beneficiary or any of the Companies;

(b)           any event, fact, matter, circumstance or omission which gives right to an indemnification right for the Beneficiary or any of the Companies under any representations and/or warranties, other than the Agreement, of which it is a beneficiary in effect at the time of such event, fact, matter, circumstance or omission, being said that this exclusion will apply only if the Beneficiary has been granted a full indemnification under the other representation and/or warranty;

(c)           any event, fact, matter, circumstance or omission which is permitted under this Agreement or the Share Purchase Agreement or which has been specifically agreed in writing by the Beneficiary.

3.4          Term

Shall only be considered for indemnification by the Warrantor pursuant to this Agreement, Claims on any Loss that are duly notified by the Beneficiary to the Warrantor at the latest ninety (90) Working Days:

• After the expiry of the legal prescription period in force, for any Loss in connection with the representations and warranties contained in this Agreement under Sections 2.18 and 2.19 covering the following matters: labor law, social security law, tax law and customs;

• After 31st December 2013 concerning any other Losses relating to any other representations contained herein.

The Beneficiary shall benefit from this Agreement at any time up to the last day of the abovementioned time periods, regardless of whether the amounts at stake and possibly due pursuant to a Claim are known or determinable on the last day of the said time period, so long as (1) an investigation in connection with tax, labor law, customs or corporate law issues conducted by any agency, or a dispute with a third party has arisen or any fact triggering a Loss, and (2) the Beneficiary has informed the Warrantor in accordance with the terms and conditions of this Agreement.

Furthermore, this Agreement shall remain in effect, even after the expiry of the abovementioned time period, until the determination and payment of all amounts that the Warrantor may have to account for, due to the Claims addressed to them before the deadlines.

4.             PERFORMANCE OF THE WARRANTY

4.1          Terms and Conditions of the Claims by the Beneficiary against the Warrantor

The Beneficiary undertakes to notify the Warrantor of any fact, event, or any claim resulting from any third party (including but not limited to the Tax administration), whether or not subject to a legal proceeding, and directed against the Companies, and which may result in an indemnification by the Warrantor pursuant to this Agreement. The Beneficiary shall make such notification within ninety (90) Working Days from (1) the date on which the fact or event has come to the Beneficiary’s knowledge, or (2) from the first receipt by the Beneficiary of the claim (such fact, event, or dispute being collectively referred to as the “Claim”, whereas the notification thereof being referred to as the “Notification of the Claim”).

The Notification of the Claim shall describe and assess the exact amount of the Claim, should such amount be known at the time of the Notification, and shall be made along with all written proof in the Beneficiary’s possession then.

The above-mentioned ninety (90) Working Day period shall be reduced to twenty (20) Working Days in the event of a notification that is subject to a mandatory time limit such as a notification or notice of tax or labor audit.

The absence of Notification of the Claim by the Beneficiary within the above-mentioned time periods shall not exempt the Warrantor from its obligations under this Agreement, if the Beneficiary complies with all other material provisions of this Agreement and unless the default prevented the Warrantor to assert its rights to avoid or limit the payment of any indemnification pursuant to this Agreement. In this case only, the Warrantor will be exempt from its obligation to pay the indemnification related to the interested Claim for the amount corresponding to the Loss sustained due to the said default. Under no circumstances, and if the Beneficiary complies with all other provisions of this Agreement, the absence of Notification of Claim by the Beneficiary within the above-mentioned time period may question the right of the Beneficiary to claim other Claims.

4.2          Terms and Conditions of the Warrantor’s response to the Claim

The Warrantor shall have, at most, thirty (30) Working Days upon receipt of the Notification of the Claim referred to in the previous Section, to notify the Beneficiary in response, of (1) the acceptance of the Warrantor as regards the Claim, or (2) its rejection, in all or in part, of such Claim (the “Rejection”), while awaiting for additional information. The above-mentioned thirty (30) Working Day period shall be reduced to ten (10) Working Days in the event of a notification that is subject to a mandatory time limit such as a notification or notice of tax or corporate law investigation.

Should the Beneficiary not be given any response by the Warrantor within said time limit, the Warrantor is deemed to have validly notified a Rejection to the Beneficiary.

In the event that the Warrantor duly notifies a Rejection to the Beneficiary within the said time limit, the Beneficiary and the Warrantor shall have sixty (60) Working Days upon the date of such Rejection by the Beneficiary, to settle amicably the dispute regarding the nature and the amount of the Claim involved. At the expiration of that period, and in the absence of an agreement between the Parties, the dispute shall be submitted, by any moving Party, to the Commercial Court having jurisdiction to hear the dispute.

For the computation of the time periods indicated here above, the date of receipt or of the first presentation for delivery shall be included.

4.3          Time when the indemnification is due

Any sum due by the Warrantor in respect of the Agreement shall be paid, according to the Beneficiary, to the latter or to one of the concerned Companies within fifteen (15) Working Days as from the date of calculation of the amount of the Loss which will result from:

(1)           An express acceptance of the Claim by the Warrantor, within the time limit provided by the provisions of Section 4.1;

(2)           A settlement agreement between the Parties on a Claim in accordance with Article 2044 of the French Civil Code; or

(3)           The notification of a final and binding Court order, or the execution of a settlement agreement in accordance with Article 2044 of the French Civil Code:

(a)           In the event of a dispute with a third party on the validity of such third party’s Claim against one of the Companies, in which case the Warrantor shall indemnify the Beneficiary only after the Companies or the Beneficiary have been compelled to pay the corresponding amounts to the third party; provided however that in the event of a dispute with an agency of any kind, the Warrantor shall have the possibility to challenge such payment upon the condition that the Warrantor sets up sufficient guarantees necessary to obtain the stay of payment, until the dispute is finally settled; or

(b)       In the event of a dispute between the Warrantor and the Beneficiary on the validity of the Claim.

4.4          Procedure

Should the Agreement be performed, the Warrantor shall be entitled to demand that the Beneficiary and/or the Companies initiate, join, or carry out a legal proceeding, and bring all legal actions that the Warrantor would deem helpful in connection with a Claim involving a dispute with any third party whatsoever.

The Companies shall conduct the corresponding proceedings. In that case, they shall bear alone the fees for the attorneys that they shall freely appoint.

In the event the Warrantor declares, in the time-period mentioned at Section 4.2, its intent to intervene in the defence or transaction concerning the Claim, the Parties undertake to make their best efforts to adopt a common strategy for the defence. If the Parties agree to let the Warrantor conduct the defence or the transaction, the latter undertakes to lead the defence for the exclusive interests of the Companies, and notably to avoid any fact or act which could damage the reputation of the Companies. If the Parties do not agree, the Warrantor undertakes to let the lead of the defence or of the transaction to the Beneficiary. The Warrantor shall bear the fees of its attorney(s).

4.5          Guarantee of the guarantee

MRV will use its reasonable best efforts to obtain a Representations and Warranties insurance policy within 90 days following the Completion Date on terms and conditions similar to its prior sale transaction (the “Seller’s Policy”). In the event that (i) MRV does not obtain the Seller’s Policy within 90 days following the Completion Date and (ii) MRV’s cash and cash equivalents is less than US$ 20 million as of the end of any fiscal quarter ending on or before December 31, 2013, then MRV shall deposit into an escrow account with a mutually acceptable financial institution 1.5 million Euros (or US$ equivalent) to secure its indemnification obligations under this Agreement. If the escrow account is established pursuant to this Section 4.5, the escrow account shall be released to MRV on the first business day following December 31, 2013 (or following January 31 2014 if the cash or cash equivalent is less than US$ 20 million for the first time at the end of the quarter ending December 31, 2013), other than any amounts that remain the subject of any unresolved claims. In the event that the escrow account is established, the escrow account shall remain in place through December 31, 2013 even if MRV’s cash and cash equivalents balance exceeds US$ 20 million at any time.

5.             MISCELLANEOUS

5.1          Severability

If any provision of this Agreement should be or become invalid or unenforceable, it shall not bear any consequences on the validity of the remaining obligations, whatsoever, under this Agreement. The Parties shall negotiate in good faith the substitution for any such invalid provision by a suitable provision which, as far as is legally possible, comes nearest to such invalidated provision’s sense and purpose as contemplated by the Parties.

5.2          No Waiver

Failure to enforce, in all or in part, any of the rights arising under the provisions of this Agreement shall not constitute a waiver of such rights or of any rights flowing therefrom.

5.3          Assignments

Neither Party may transfer or assign, or undertake to transfer or assign, its rights and obligations provided by the provisions of this Agreement, except in the event of a transfer by the Beneficiary of all or part of the Purchased Shares to a company in which it holds controlling participation within the meaning of Article L. 233-3 of the French Commercial Code.

Furthermore, and without any kind of formal conditions, the Warrantor’s obligations shall remain the same in the event of a modification, change, liquidation and/or complete transfer of ownership regarding the assets, the premises, or the Business of the Companies.

5.4          Successors or assigns

The Agreement shall be binding on the Warrantor’s heirs, successors, and assigns or legal beneficiaries.

5.5          Notices

Except as set forth in other specific provision listed under the Agreement, any notification, request, or communication made in connection with this Agreement shall, either be discharged through personal and hand to hand delivery, or sent by registered mail with acknowledgment of receipt to the recipient Party (or equivalent in foreign countries), at the addresses mentioned hereinabove and shall be deemed received (1) upon delivery in the event of a personal and hand to hand delivery, or (2) five (5) Working Days upon dispatch when sent by registered mail.

Either Party may at any time, through written notification, inform the other Party of any change in address, which shall come into force fifteen (15) Working Days following the date of receipt of such notification, within the meaning of the first subsection of this Article.

Except other specific provision listed under the Agreement, the count of the time periods provided for by the Agreement is made on the exact number of days elapsed and, for months, from date to date, save as otherwise provided in the Agreement.

5.6          Governing Law and Jurisdiction

This Agreement shall be construed, governed, interpreted, and applied in accordance with the laws of France.

Any dispute arising from, or in connection with, this Agreement shall be submitted to the exclusive jurisdiction of the Commercial Court of Paris.

5.7          Costs and fees

The Parties shall bear and pay for their respective expenses and outlays incurred in view of performing the Agreement and carrying out the transactions contemplated under its provisions, including, and without limitation, the costs and fees for their respective counsel.

5.8          Entire agreement and modification

The Parties hereto acknowledge that this document (including its Schedules) sets forth the entire agreement and understanding of the Parties, and supersedes all prior written or oral agreements or understandings with respect to the subject matter hereof, except for the Share Purchase Agreement which the Agreement shall at all times be read in conjunction with.

No modification of this Agreement shall be deemed to be valid unless in writing and signed by both Parties.

List of Schedules:

Schedule 2.3:	Certified copies of updated Certificates of the Corporate Register of each of the Companies
Schedule 2.4.1:	List of the shareholders of the Company on the execution date of the Agreement, prior to the Acquisition
Schedule 2.4.1 bis:	Dividends distributed by the Companies since 2007
Schedule 2.4.2:	List of the shareholders of J3Tel at Completion Date, prior to the Acquisition
Schedule 2.8 (a):	Balance Sheets
Schedule 2.8 (b):	Statutory auditors’ reports on the Balance Sheets
Schedule 2.9:	Assets subject to Pledge and/or Lien and/or purchase option, undertaking, agreement, or claim of any kind to the benefit of third parties
Schedule 2.11 (i):	Company’s title of property for the premises located at Gif-sur-Yvette (France)
Schedule 2.11 (ii):	Building permit number 091272 071105602 delivered by the Gif-sur-Yvette Town Council the February12sd, 2008
Schedule 2.11 (iii):	Building permit number 091272 1010059 delivered by the Gif-sur-Yvette Town Council on January 19th, 2011
Schedule 2.11 (iv):	Lease Agreement RO
Schedule 2.11 (v):	French Companies’ lease agreements or leasing agreements concerning the movable assets
Schedule 2.12:	List of the Companies’ IP Rights
Schedule 2.17:	List of insurance subscribed by the Companies
Schedule 2.18:	Litigation involving the Companies
Schedule 2.19 (i):	List of personnel at Completion Date
Schedule 2.19 (ii):	Retention bonus agreement
Schedule 2.19 (iii):	List of the Staff representatives of the Companies (“Délégation Unique du Personnel” and “Délégués du Personnel”)
Schedule 2.19 (iv):	Claims, disputes, pending litigations between the Companies and their employees
Schedule 2.20 (i):	Contracts executed by the Companies with a change of control clause
Schedule 2.20 (ii):	Agreements between the Companies and the Warrantor, or between the Companies and any of its directors, officers, or employees

IN WITNESS THEREOF, each Party hereto has duly executed this Agreement in two (2) originals, under the conditions mentioned herein above.

On August 1, 2012

In Paris (France).

/s/ Barry Gorsun
MRV COMMUNICATIONS INC.

Represented by Barry GORSUN

/s/ Jerome LeFevre
IJ Next

Represented by Holding Baelen Gaillard

Represented by Mr Jérôme LEFEVRE

ANNEX C

OPINION OF COMPANY’S FINANCIAL ADVISOR

Oppenheimer & Co. Inc.
85 Broad Street
New York, NY 10004

Transacrs Business on all Principal Exchanges

August 1, 2012

The Board of Directors

MRV Communications, Inc.

20415 Nordhoff Street

Chatsworth, California  91311

Members of the Board:

You have asked Oppenheimer & Co. Inc. (“Oppenheimer”) to render a written opinion (“Opinion”) to the Board of Directors of MRV Communications, Inc. (“MRV”) as to the fairness, from a financial point of view, to MRV of the Acquisition Consideration (as defined below) provided for in the Share Purchase Agreement, to be dated as of August 1, 2012 (the “Agreement”), between MRV, as seller, and IJ Next, as purchaser, with respect to all of the share capital of Pedrena Enterprises BV (“Pedrena”).  (Pedrena holds all of the share capital (other than a director qualifying share) of Interdata SA (“Interdata”), which in turn holds all of the share capital of J3Tel SA (“J3Tel”); for the purpose of this Opinion we will sometimes refer to these companies collectively as the “Interdata Group”).  The Agreement provides for, among other things, the acquisition by IJ Next of all of the share capital of Pedrena for aggregate cash consideration of €14.6 million (the “Acquisition Consideration”).

In arriving at our Opinion, we:

(a)                               reviewed the draft, dated July 30, 2012 of the Agreement and certain related documents;

(b)                              reviewed consolidating unaudited financial statements of Interdata and J3Tel for the fiscal years ended December 31, 2008, 2009 and 2010; consolidated unaudited financial statements of Interdata for the fiscal year ended December 31, 2011; and unaudited financial statements of Interdata for the six month periods ended June 30, 2011 and 2012;

(c)                               reviewed financial forecasts and estimates relating to the Interdata Group prepared by the managements of MRV and the Interdata Group;

(d)                             held discussions with the senior management of MRV and the Interdata Group with respect to the businesses and prospects of the Interdata Group;

(e)        reviewed and analyzed certain publicly available financial data for companies that we deemed relevant in evaluating the Interdata Group;

The Board of Directors

MRV Communications, Inc.

August 1, 2012

(f)        reviewed and analyzed certain publicly available financial information for transactions that we deemed relevant in evaluating the Acquisition;

(g)        analyzed the estimated present value of the future cash flows of the Interdata Group based on financial forecasts and estimates prepared by the managements of MRV and the Interdata Group;

(h)        reviewed other public information concerning MRV; and

(i)         performed such other analyses, reviewed such other information and considered such other factors as we deemed appropriate.

In rendering our Opinion, we relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with us by MRV, the Interdata Group and their respective employees, representatives and affiliates or otherwise reviewed by us.  In connection with our review of Interdata financial information, we were advised that no historical financial statements of Pedrena were available as Pedrena had no assets other than the share capital of Interdata and no revenues, expenses or liabilities. With respect to the financial forecasts and estimates relating to the Interdata Group referred to above, we have assumed, at the direction of the management of MRV and with MRV’s consent, without independent verification or investigation, that such forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of the respective managements of MRV and the Interdata Group as to the future financial condition and operating results of the Interdata Group and the other matters covered thereby and that the financial results reflected in such forecasts and estimates will be achieved at the times and in the amounts projected.  At the direction of representatives of MRV, we also assumed that the final terms of the Agreement will not vary materially from those set forth in the draft reviewed by us.  We also have assumed, with the consent of MRV, that the Acquisition will be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws and other requirements and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Acquisition, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on MRV or the Acquisition.  We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities, contingent or otherwise, of the Interdata Group.

We are not expressing any opinion as to the underlying valuation, future performance or long term viability of the Interdata Group.  We express no view as to, and our Opinion does not address, any terms or other aspects or implications of the Acquisition (other than the Acquisition Consideration to the extent expressly specified herein) or any aspect or implication of any other agreement, arrangement or understanding entered into in connection with the Acquisition or otherwise, including, without limitation, the fairness of the amount or nature of the compensation resulting from

The Board of Directors

MRV Communications, Inc.

August 1, 2012

the Acquisition to any individual officers, directors or employees of the Interdata Group, or class of such persons, relative to the Acquisition Consideration.  In addition, we express no view as to, and our Opinion does not address, the underlying business decision of MRV to proceed with or effect the Acquisition nor does our Opinion address the relative merits of the Acquisition as compared to any alternative business strategies that might exist for MRV or the effect of any other transaction in which MRV might engage.  We understand that MRV did not solicit third party indications of interest in the possible acquisition of all or a part of the Interdata Group.  Our Opinion is necessarily based on the information available to us and general economic, financial and stock market conditions and circumstances as they exist and can be evaluated by us on the date hereof.  It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm the Opinion.

The issuance of this Opinion was approved by an authorized committee of Oppenheimer.  As part of our investment banking business, we are regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

We have acted as financial advisor to MRV in connection with the Acquisition and will receive a fee for the delivery of this Opinion.  We and our affiliates in the past have performed, and currently are performing, investment banking and other services for MRV in addition to those in connection with the Acquisition, for which services we expect to receive compensation.  Notably, we have been engaged by MRV as financial advisors to MRV in connection with one or more possible sales or other transfers, directly or indirectly and whether in a series of transfers of all or a significant portion of the assets or securities of MRV or any extraordinary corporate transaction involving MRV, regardless of the form or structure of the transaction, and for which we may earn additional fees; the Acquisition is one of the transactions contemplated by such engagement.  We were also engaged by MRV to act as its financial adviser in connection with MRV’s sale of all of the stock of Source Photonics, Inc. and Source Photonics Santa Clara, Inc. on October 26, 2010, for which we received an advisory fee.  In the ordinary course of business, we and our affiliates may actively trade securities of MRV for our and our affiliates’ own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

Based upon and subject to the foregoing, and such other factors as we deemed relevant, it is our opinion that, as of the date hereof, the Acquisition Consideration provided for in the Agreement is fair, from a financial point of view, to MRV.  This Opinion is for the use of the Board of Directors

The Board of Directors

MRV Communications, Inc.

August 1, 2012

of MRV in its evaluation of the Acquisition and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the Acquisition.

Very truly yours,

OPPENHEIMER & CO. INC.

ANNEX D

STOCK PURCHASE AGREEMENT

by and between

MRV COMMUNICATIONS, INC.

and

DELTACO AKTIEBOLAG

Dated as of September 11, 2012

TABLE OF CONTENTS
ARTICLE 1	DEFINITIONS	D-3
ARTICLE 2	PURCHASE AND SALE; CLOSING	D-8
ARTICLE 3	WARRANTIES	D-11
ARTICLE 4	WARRANTIES OF PURCHASER	D-20
ARTICLE 5	COVENANTS OF SELLER	D-21
ARTICLE 6	COVENANTS OF PURCHASER	D-25
ARTICLE 7	ADDITIONAL COVENANTS OF SELLER AND PURCHASER	D-27
ARTICLE 8	CONDITIONS TO CLOSING	D-29
ARTICLE 9	INDEMNIFICATION	D-30
ARTICLE 10	TAX MATTERS	D-35
ARTICLE 11	NON-COMPETITION	D-35
ARTICLE 12	TERMINATION	D-36
ARTICLE 13	MISCELLANEOUS AND GENERAL	D-37

Schedules
Schedule 1A	Form Escrow Agreement
Schedule 1B	Key Employees
Schedule 2.4	Principles for Calculation of Net Cash
Schedule 3.2.8(a)	Annual Financial Statements
Schedule 3.2.8(b)	Interim Financial Statements
Schedule 5.7	Remaining Directors
Schedule 5.8	Remaining Intercompany Indebtedness
Disclosure Schedule

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), is dated as of September 11, 2012 and entered into by and between MRV Communications, Inc., a Delaware corporation (“Seller”) and Deltaco Aktiebolag, a public corporation organized under the laws of Sweden with Swedish registration number 556116-4384 (“Purchaser”).

Capitalized terms not otherwise defined herein have the meanings set forth in Section 1.1.

RECITALS

WHEREAS, Seller owns 10,000 shares with a quota value of SEK 100 each (collectively, the “Shares”), which constitute all of the outstanding shares of Alcadon – MRV AB (the “Company”), a corporation organized under the laws of Sweden with Swedish registration number 556480-4341;

WHEREAS, the Company owns the entire outstanding share capital of Alcadon AS, Norwegian registration number 952 334 891, and MRV Nordic A/S, Danish CVR number 19280179 (collectively, the “Subsidiaries”);

WHEREAS, Seller desires to sell the Shares to Purchaser; and

WHEREAS, Purchaser desires to purchase the Shares from Seller upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the Parties agree as follows:

ARTICLE 1                DEFINITIONS

1.1              In this Agreement, unless the context otherwise requires, the following terms shall have the following respective meanings:

“Accounting Principles” means the generally accepted accounting principles applied by each Group Company.

“Acquisition Proposal” means a bona fide proposal or offer from any Person relating to any (i) direct or indirect acquisition of assets of the Group Companies (including securities of the Subsidiaries, but excluding sales of assets in the ordinary course of business consistent with past practice) equal to twenty percent (20%) or more of the Company’s consolidated assets or to which twenty percent (20%) or more of the Company’s revenues or earnings on a consolidated basis are attributable, (ii) direct or indirect acquisition of any shares or other securities of the Company or (iii) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company; other than, in each case, the Transaction.

“Affiliate” means, with respect to any Person, any other Person who or that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise.

“Agreement” has the meaning set forth in the Introduction.

“Annual Financial Statements” has the meaning set forth in Section 3.2.8.

“Bonus Debt”, as of a particular date, means all costs and expenses related to or arising out of bonuses and payments resulting from a change of control of the Company and similar commitments to the Employees, as accrued as of such date, whether accounted for on the books of the Group Companies or not.

“Business Day” means a day on which banks in Sweden and the United States generally have their offices open for business (not including Saturdays and Sundays).

“Business Field” means the supply of optical communications equipment and passive products (both copper and fiber), test instruments and tools, and related technical support and training serving the Scandinavian market.

“Claim Notice” has the meaning set forth in Section 9.3.1.

“Closing” has the meaning set forth in Section 2.3.1.

“Closing Date” means (i) the third Business Day after the day on which the last of the conditions set forth in Article 8 has been satisfied or waived, as applicable (other than those conditions that by their terms are to be satisfied at Closing, but subject to the satisfaction or waiver of such conditions), or (ii) such other date as the Parties may agree in writing.

“Closing Net Cash Statement” has the meaning set forth in Section 2.5.1.

“Company” has the meaning set forth in the Recitals.

“Confidential Information” means all (i) know-how and (ii) information of any kind or nature (written or oral) which is used by or concerns the Group Companies or a Party or concerns its respective business, including its future plans, business development, financial affairs, employees, customers and commercial relationships, which in each case is not in the public domain.

“Confidentiality Agreement” has the meaning set forth in Section 5.3.

“Contract” means any agreement, contract, license, lease, commitment, arrangement or understanding, whether written or oral, including sales orders and purchase orders.

“Disclosure Schedule” has the meaning set forth in the Introduction to Article 3.

“Disputed Amounts” has the meaning set forth in Section 2.5.4.

“Employees” has the meaning set forth in Section 3.2.12(a).

“Environmental Laws” means all applicable Laws concerning pollution or protection of health, safety, natural resources or the environment, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control or cleanup of any Hazardous Materials.

“Escrow Account” means the account with the Escrow Agent into which the Escrow Amount is to be deposited at Closing.

“Escrow Agent” means Skandinaviska Enskilda Banken AB (publ.)

“Escrow Agreement” means the escrow agreement to be entered into by and among Seller, Purchaser and the Escrow Agent on the Closing Date, substantially in the form of Schedule 1A.

“Escrow Amount” means ten percent (10%) of the Estimated Purchase Price.

“Estimated Net Cash” has the meaning set forth in Section 2.4.

“Estimated Net Cash Statement” has the meaning set forth in Section 2.4.

“Estimated Purchase Price” means USD 6,500,000 plus the Estimated Net Cash.

“Exchange Act” means the Securities Exchange Act of 1934.

“Final Net Cash” mean the Parties’ agreement on, or the determination of, the Net Cash as provided for in Section 2.5.

“Final Purchase Price” has the meaning set forth in Section 2.2.

“Financial Statements” has the meaning set forth in Section 3.2.8.

“Fundamental Warranties” means the warranties set forth in Sections 3.1.2, 3.1.4, 3.1.5, 3.2.2, 3.2.3 and 3.2.6.

“Governmental Entity” means any entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any foreign, federal, state, local, or municipal government, or any international, multinational or other government, including any department, commission, board, agency, bureau, subdivision, instrumentality, official or other regulatory, administrative or judicial authority thereof, and any non-governmental regulatory body to the extent that the rules and regulations or orders of such body have the force of law.

“Group Companies” means the Company and the Subsidiaries.

“Group Company” means the Company or any Subsidiary.

“Hazardous Materials” means any hazardous, dangerous, radioactive, acutely hazardous, or toxic substance or waste defined, characterized, regulated or as to which liability or standards of conduct are imposed under Environmental Laws.

“Indebtedness” means all obligations of the Group Companies (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), and (iv) for guarantees of, and other commitments to pay or otherwise cover, the obligations described in clauses (i) through (iii) above for any other Person.

“Indemnity Notice” has the meaning set forth in Section 9.3.5.

“Independent Accountants” has the meaning set forth in Section 2.5.4.

“Intellectual Property” means all intellectual and industrial property rights including: (a) patents and registered designs; (b) unregistered rights in designs, copyright (including copyright in source code, object code and other computer software and databases) and neighboring rights, database rights, semiconductor topography rights and rights subsisting in or in relation to confidential information or inventions; (c) registered and unregistered trademarks and service marks, and all other rights in, or goodwill attaching to, trade, business or corporate names, logos, domain names, get-up or other trading insignia; and including (insofar as any of the foregoing rights are obtained by registration), applications for registration and the right to apply for registration; all rights and forms or protection of a similar nature to any of the foregoing recognized in any country of the world.

“Interim Financial Statements” has the meaning set forth in Section 3.2.8.

“Key Employees” means the Employees set forth on Schedule 1B.

“Law” means any statute, law, ordinance, code, rule, regulation, decree or order of any Governmental Entity.

“Leases” has the meaning set forth in Section 3.2.15(b).

“Lien” means any mortgage, charge, pledge, lien, retention of title, option, right of pre-emption, right of first refusal or any other encumbrance, interest or adverse claim restricting the right to use or dispose of an asset.

“Loss” means any and all direct damages and losses, fines, penalties, deficiencies and expenses (including interest, court costs, reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings or of any claim, default or assessment).

“Material Adverse Effect” means any event, occurrence, fact, condition or change that is materially adverse to (a) the business, results of operations, condition (financial or otherwise), assets or liabilities of the Group Companies, or (b) the ability of Seller to consummate the transactions contemplated hereby; provided, however, that, with respect to clause (a), none of the following shall constitute, and none of the following shall be taken into account when determining whether there has been, a Material Adverse Effect: (i) any changes, conditions or effects in the economies or securities or financial markets in general; (ii) changes, conditions or effects that affect the industries in which the Company operates, in each case, other than to the extent such changes, conditions or effects disproportionately affect (relative to other industry participants) the Company; (iii) any change, effect or circumstance resulting from an action required or permitted by this Agreement; (iv) any matter of which Purchaser is aware on the date hereof; (v) the effect of any changes in applicable Laws or accounting rules; (vi) any change, effect or circumstance resulting from the announcement of this Agreement; or (vii) conditions caused by acts of terrorism or war (whether or not declared) or any natural or man-made disaster or acts of God.

“Measurement Date” means September 30, 2012.

“Net Cash” means the amount of the Group Companies’ cash and cash equivalents minus the Group Companies’ Indebtedness, Required Tax Payments and Bonus Debt as of the Measurement Date, in each case on a consolidated basis and calculated in accordance with the principles set forth in Schedule 2.4.

“Net Cash Resolution Period” has the meaning set forth in Section 2.5.3.

“Organizational Documents” means, with respect to a legal entity, such entity’s articles or certificate of incorporation and bylaws, or analogous documents, in each case as amended through the date hereof.

“Owned Intellectual Property” has the meaning set forth in Section 3.2.16(b).

“Party” means each of Seller and Purchaser.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, trust, organization or other entity or natural or legal person.

“Post-Closing Adjustment” has the meaning set forth in Section 2.6.1.

“Purchaser” has the meaning set forth in the Introduction.

“Representatives” has the meaning set forth in Section 5.3.

“Required Tax Payments” means, without duplication, (i) any income Taxes attributable to the Group Companies for the period up to and including the Measurement Date (estimated to be 15,600 SEK) and (ii) the Swedish and Norwegian employment related Taxes (Sw. preliminärskatt and arbetsgivaravgifter) with respect to the period up to and including the Measurement Date (estimated to be 1,339,000 SEK), which employment related Taxes are due and payable in October 2012 with respect to the Swedish employment related Taxes, and in November 2012 with respect to the Norwegian employment related Taxes,  in each case to the extent not paid on or prior to the Measurement Date.

“Review Period” has the meaning set forth in Section 2.5.2.

“SCC” has the meaning set forth in Section 13.5.1.

“Seller” has the meaning set forth in the Introduction.

“Seller’s Knowledge” or any similar phrase means the actual knowledge, after due and reasonable inquiry with the management of the Group Companies, at the date of this Agreement, of any of the following persons: Barry Gorsun, Stephen Garcia and Jennifer Hankes Painter.

“Seller Stockholders’ Meeting” has the meaning set forth in Section 5.2.

“Shares” has the meaning set forth in the Recitals.

“Statement of Objections” has the meaning set forth in Section 2.5.3

“Stockholder Approval” has the meaning set forth in Section 5.2.

“Subsidiaries” has the meaning set forth in the Recitals.

“Taxes” means (i) all income taxes, corporate taxes, capital gains taxes, transfer taxes, social security taxes, employer’s taxes, duties, sales taxes, value added taxes, withholding taxes and any other taxes and official charges and impositions of any kind which may be payable to or imposed by any Governmental Entity together with any interest, penalties, surcharges, interest or additions thereto; and (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of any express or implied obligation to indemnify any other Person or as a result of any obligation under any agreement or arrangement with any other Person with respect to such amounts and including any liability for taxes of a predecessor or transferor or otherwise by operation of Law.

“Tax Returns” means all returns, reports, declarations, elections, notices, filings, forms, statements and other documents (whether in written, electronic or other form) and any amendments, schedules, attachments, supplements, appendices and exhibits thereto, which have been prepared or filed or required to be prepared or filed in respect of Taxes.

“Third Party Claim” has the meaning set forth in Section 9.3.1.

“Transaction” has the meaning set forth in Section 2.1.

ARTICLE 2                PURCHASE AND SALE; CLOSING

2.1                                        Purchase and Sale

Upon the terms and subject to the conditions set forth in this Agreement, Seller sells and, at the Closing, will convey, assign, transfer and deliver to Purchaser, free and clear of all Liens, and Purchaser purchases and, at the Closing, will acquire and accept from Seller, all of Seller’s right, title and interest in and to the Shares (the “Transaction”).

2.2                                        Consideration

The aggregate purchase price for the Shares shall be six million five hundred thousand Dollars (USD 6,500,000), plus the Final Net Cash (collectively, the “Final Purchase Price”).

2.3                                        Closing; Escrow

2.3.1           The consummation of the Transaction (the “Closing”) shall take place at 10.00 am Swedish time on the Closing Date at the offices of Advokatfirman Lindahl KB in Stockholm, Sweden.

2.3.2           At the Closing:

(a)        Purchaser shall pay to Seller, by wire transfer of immediately available funds to an account designated by Seller, the Estimated Purchase Price less the Escrow Amount;

(b)       Purchaser shall pay the Escrow Amount by wire transfer of immediately available funds to an account designated by the Escrow Agent; and

(c)        Seller shall deliver to Purchaser (i) the share ledger of the Company, duly updated to evidence Purchaser as the owner of the Shares; (ii) the share ledgers of the Subsidiaries and all share certificates, if any, representing the shares of the Subsidiaries; (iii) a general power of attorney to represent each of the Group Companies for the period from Closing until the registrations of the new representatives of the Group Companies have been duly recorded; (iv) letters of resignation from the board members of the Group Companies containing a waiver of claims; and (v) any other documents in Seller’s possession concerning the Group Companies which may be relevant for Purchaser as owner of the Shares.

2.4                                        Calculation of the Estimated Purchase Price

Not later than two (2) Business Days prior to the Closing Date, Seller shall prepare, or cause to be prepared, and deliver to Purchaser an unaudited statement (the “Estimated Net Cash Statement”), which shall set forth Seller’s good faith calculation of the estimated Net Cash as of the Measurement Date (the “Estimated Net Cash”) and the corresponding Estimated Purchase Price; provided that Seller shall use commercially reasonable efforts to cause such Estimated Net Cash Statement to be delivered within ten (10) Business Days following the Measurement Date. The Estimated Net Cash Statement shall be prepared using the Accounting Principles, and the Estimated Net Cash shall be calculated in accordance with the principles set forth in Schedule 2.4.

2.5                                        Determination of the Final Purchase Price

2.5.1          Within thirty (30) days after the Closing Date, Purchaser shall prepare and deliver to Seller a statement setting forth Purchaser’s good faith calculation of the actual Net Cash as of the Measurement Date, and the Post-Closing Adjustment (the “Closing Net Cash Statement”). The Closing Net Cash Statement shall be prepared using the Accounting Principles, and the Net Cash shall be calculated in accordance with the principles set forth in Schedule 2.4.

2.5.2           After receipt of the Closing Net Cash Statement, Seller shall have fifteen (15) days (the “Review Period”) to review the Closing Net Cash Statement. During the Review Period, Seller and its accountants shall have reasonable access to the Group and to such historical financial information (to the extent in Purchaser’s or the Group’s possession) relating to the Closing Net Cash Statement as Seller may reasonably request for the purpose of reviewing the Closing Net Cash Statement and to prepare a Statement of Objections, provided, that such access shall be in a manner that does not significantly interfere with the normal business operations of Purchaser or any Group Company.

2.5.3           On or prior to the last day of the Review Period, Seller may object to the Closing Net Cash Statement by delivering to Purchaser a written statement setting forth Seller’s objections in reasonable detail, indicating each disputed item or amount and the basis for Seller’s disagreement therewith (the “Statement of Objections”). If Seller fails to deliver the Statement of Objections on or prior to the last day of the Review Period, the Net Cash and the Post-Closing Adjustment, as the case may be, reflected in the Closing Net Cash Statement shall be deemed to have been accepted by Seller and shall be final and binding on the Parties. If Seller delivers the Statement of Objections on or prior to the last day of the Review Period, the Parties shall negotiate in good faith to resolve such objections within fifteen (15) days after the delivery of the Statement of Objections (the “Net Cash Resolution Period”), and, if the same are so resolved within the Net Cash Resolution Period, the Net Cash and the Post-Closing Adjustment reflected in the Closing Net Cash Statement with such changes as may have been agreed in writing by Purchaser and Seller, shall be final and binding on the Parties.

2.5.4           If Seller and Purchaser fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before the expiration of the Net Cash Resolution Period, then any amounts remaining in dispute (“Disputed Amounts”) shall be submitted for resolution to PwC or, if PwC is unable to serve, Purchaser and Seller shall appoint by mutual agreement an impartial nationally recognized firm of independent certified public accountants other than Grant Thornton or Ernst & Young (the “Independent Accountants”) who, acting as experts, shall resolve the Disputed Amounts only and make any adjustments to the Net Cash and the Post-Closing Adjustment, as the case may be, as reflected on the Closing Net Cash Statement, which adjustments shall be final and binding on Purchaser and Seller. The Independent Accountants shall only decide the Disputed Amounts and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Net Cash Statement and the Statement of Objections, respectively.

2.5.5          Seller shall pay a portion of the fees and expenses of the Independent Accountants equal to such fees and expenses multiplied by a fraction, the numerator of which is the amount of Disputed Amounts submitted to the Independent Accountants that are resolved in favor of Purchaser (that being the difference between the Independent

Accountants’ determination and Seller’s determination) and the denominator of which is the total amount of Disputed Amounts submitted to the Independent Accountants (that being the sum total by which Purchaser’s determination and Seller’s determination differ from the determination of the Independent Accountants). Purchaser shall pay that portion of the fees and expenses of the Independent Accountants that Seller is not required to pay hereunder.

2.5.6          The Independent Accountants shall make a determination as soon as practicable, and in no event later than thirty (30) days (or such other time as the Parties shall agree in writing) after their engagement, and their resolution of the Disputed Amounts and their adjustments to the Closing Net Cash Statement and/or the Post-Closing Adjustment, in each case in accordance with this Section 2.5, shall be conclusive and binding upon the Parties.

2.6                                        Post-Closing Adjustments

2.6.1          The post-closing adjustment shall be an amount equal to the Final Purchase Price minus the Estimated Purchase Price (the “Post-Closing Adjustment”). If the Post-Closing Adjustment is a positive number, Purchaser shall pay to Seller an amount equal to the Post-Closing Adjustment. If the Post-Closing Adjustment is a negative number, such amount shall be released to Purchaser from the Escrow Account.

2.6.2          Any payment pursuant to Section 2.6.1 shall be made within five (5) Business Days after the later of the Closing Net Cash Statement has become final and binding upon the Parties pursuant to Section 2.5 or the Closing Date.

2.7                                        Locked Box

For the sake of clarity it is noted that the Transaction shall have economic effect as of the Measurement Date, and that from the Measurement Date to the Closing Date, no payment, distribution or any other transfer of value (Sw. värdeöverföring), as defined in chapter 17 of the Swedish Companies Act (Sw. Aktiebolagslag (2005:552)) shall occur from the Group Companies.

2.8                                        Release of Funds on the Escrow Account

On December 20, 2012, Seller shall execute and deliver to the Escrow Agent and Seller written instruction to the Escrow Agent to release to Seller all funds on the Escrow Account on December 28, 2012, that are not subject to any claim from Purchaser on such date.

ARTICLE 3              WARRANTIES

Except as set forth in the disclosure schedule delivered to Purchaser on or prior to the date hereof (the “Disclosure Schedule”), Seller hereby warrants to Purchaser, that as of the date of this Agreement and as of the Closing Date, or, if a specific date is provided in any provision (including specific references to “as of the date hereof” or words of similar import which shall mean as of the signing date), only as of such date:

3.1                                        Warranties Relating to Seller

3.1.1           Organization and Good Standing

Seller is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware.

3.1.2           Authorization

Seller has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transaction. The execution by Seller of this Agreement, the performance of its obligations hereunder and the consummation by Seller of the Transaction have been duly authorized by all necessary corporate action, other than the Stockholder Approval, and this Agreement has been duly executed and delivered by Seller and, assuming the due authorization, execution of this Agreement by Purchaser, constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting the enforcement of creditors’ rights generally or, as to enforceability, by general equitable principles.

3.1.3           No Violations

The execution of this Agreement by Seller, the performance of its obligations hereunder and the consummation of the Transaction, will not constitute or result in (A) a breach or violation of, or a default under, the Organizational Documents of Seller or the Group Companies; (B) a breach or violation of, or a default under, or the acceleration of any obligations or the creation of a Lien on the assets of Seller or any Group Company (with or without notice, lapse of time or both), pursuant to any Contract binding upon Seller or any Group Company; or (C) conflict with, breach or violate any Law applicable to Seller or any Group Company or by which Seller or any Group Company is bound or affected, except in the cases of clauses (B) and (C), where the violation, breach, conflict, default, acceleration or failure to give notice would not have a Material Adverse Effect with respect to Seller.

3.1.4           Ownership of Shares

Seller is the sole owner of the Shares, which Shares constitute the entire outstanding share capital of the Company, and will transfer and deliver to Purchaser, at the Closing, valid title to the Shares free and clear of any Liens.

3.1.5           Brokers and Finders

There is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of Seller who is entitled to any fee or commission from any Group Company in connection with the Transaction.

3.2                                        Representations and Warranties Regarding the Company and the Subsidiaries

3.2.1           Organization, Good Standing and Qualification of the Company

The Company is a corporation organized under the Laws of Sweden and has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing in each jurisdiction where such concept is applicable and where the ownership or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect.

3.2.2           Capitalization of the Company

The issued and outstanding share capital of the Company consists solely of ten thousand (10,000) shares, each with a quota value of one hundred kronor (SEK 100). All outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable. Other than the Shares, there are no outstanding (i) shares or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares or voting securities of the Company, or (iii) options or other rights to acquire from the Company or Seller, or other obligation of the Company to issue, any shares, voting securities or securities convertible into or exchangeable for shares or voting securities of the Company. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any securities described in the foregoing clauses (i), (ii) and (iii).

3.2.3           Subsidiary Shares

The Company is the sole owner of all shares of the Subsidiaries which are free and clear of any Liens.

3.2.4           Subsidiaries

The Company does not own any equity interests in any Person other than the Subsidiaries.

3.2.5           Organization, Good Standing and Qualification of the Subsidiaries

Each of the Subsidiaries is duly formed and validly existing in the jurisdiction in which it has been formed and has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing in each jurisdiction where such concept is applicable and where the ownership or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect.

3.2.6           Capitalization of the Subsidiaries

The issued and outstanding share capital of each of the Subsidiaries has been duly authorized, validly issued, is fully paid and non-assessable and is correctly described in Section 3.2.6 of the Disclosure Schedule. Other than the existing shares of each of the Subsidiaries, there are no outstanding (i) shares or voting securities of the Subsidiaries, (ii) securities of the Subsidiaries convertible into or exchangeable for shares or voting securities of the Subsidiaries, or (iii) options or other rights to acquire from the Subsidiaries or the Company, or other obligation of the Subsidiaries to issue, any shares, voting securities or securities convertible into or exchangeable for shares or voting securities of the Subsidiaries. There are no outstanding obligations of the Subsidiaries to repurchase, redeem or otherwise acquire any securities described in the foregoing clauses (i), (ii) and (iii).

3.2.7           Governmental Filings; Certain Contracts

Except as set forth on Schedule 3.2.7 of the Disclosure Schedule, no notices, reports, filings or other approvals are required to be made or effected by Seller or the Company or any of the Subsidiaries, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Seller or any Group Company from, any Governmental Entity or other Person in connection with the execution of this Agreement by Seller or the performance of its obligations hereunder, other than, as of the time of signing of this Agreement, filings required to be made to obtain the Stockholder Approval and such notices, reports, filings or other approvals, which if not made, effected or obtained would not have a Material Adverse Effect with respect to Seller or the Group Companies .

3.2.8           Financial Statements

(a)        Purchaser has been provided with complete and correct copies of the Company’s consolidated audited statutory financial statements for the fiscal years ended December 31, 2010 and 2011 copies of which are attached as Schedule 3.2.8(a) (the “Annual Financial Statements”) and the Company’s consolidated managements accounts as of June 30, 2012 and the related unaudited statement of income and cash flows for the period then ended, attached hereto as Schedule 3.2.8(b) (the “Interim Financial Statements” and collectively with the Annual Financial Statements, the “Financial Statements”). The Financial Statements (A) have been prepared, in all material respects, in accordance with Swedish GAAP applied on a consistent basis during the periods involved (except that the Interim Financial Statements are subject to normal year-end adjustments and do not contain all footnote disclosure required by Swedish GAAP); and (B) present fairly, in all material respects, the assets and liabilities of the Group, the consolidated financial position of the Group as of the dates thereof and the consolidated results of operations and cash flows of the Group for the periods then ended.

(b)       The Accounting Principles are and have at all times during the last two (2) years been consistent with Law and generally accepted accounting principles in the jurisdiction of the applicable Group Company, and have been consistently applied during such time.

3.2.9           Guarantees, Commitments

There is no outstanding guarantee or similar unilateral commitment given by any Group Company which may result in future costs in excess of $50,000 or which will restrict in any material respect the operations of the Group Companies.

3.2.10         Absence of Certain Changes

Except as set forth in Section 3.2.10 of the Disclosure Schedule or as contemplated by this Agreement, from December 31, 2011 to the date hereof, the Group Companies (i) have conducted their business in the ordinary course and (ii) have not taken any of the actions described in clauses (d) through (h) or (j) through (m) of Section 5.5.

3.2.11         Litigation

Except as set forth in Section 3.2.11 of the Disclosure Schedule, as of the date hereof, there are no actions, suits or proceedings pending or, to Seller’s Knowledge, threatened against any Group Company, which if determined adversely to the Group Company would be reasonably likely to result in a material cost to or other material impact on such Group Company. As of the date hereof, there is not and in the past three (3) years prior to the date hereof there has not been, any litigation, administrative, mediation or arbitration proceedings or any investigation, inquiry or enforcement proceedings or any other proceedings or hearings against or involving a Group Company or to the Seller’s Knowledge, any of their directors or employees (in a capacity related to the Group Companies) before any Governmental Entity, which if determined adversely to the Group Company or such director or employee would be reasonably likely to result in, or with respect to past proceedings resulted in, a material cost to or other material impact on such Group Company. Further, as of the date hereof, no Group Company has received any notice or other written communication threatening any actions, suits or proceedings against a Group Company which if determined adversely to the Group Company would be reasonably likely to result in anything but an immaterial cost to or other immaterial impact on such Group Company. As of the date hereof, to Seller’s Knowledge, there are no circumstances that are reasonably likely to give rise to any such proceedings required to be disclosed pursuant to this Section 3.2.11.

3.2.12         Employees and Directors

(a)        All employees of the Group Companies (the “Employees”) as of the date hereof are listed in Section 3.2.12 (a) of the Disclosure Schedule and such Section includes a true and complete description of the following as of the date hereof: (i) name; (ii) title or position (including whether full or part time); (iii) hire date; (iv) current annual base compensation rate; (v) commission, bonus or other incentive-based compensation; and (vi) a description of the fringe benefits provided to each such individual as of the date hereof.

(b)       True and complete copies of the employment Contracts of the Key Employees have been made available to Purchaser prior to the date hereof, and such Contracts are valid in accordance with their respective terms, except for non-material increases of salary or changes in benefits in the ordinary course of business.

(c)        As of the date hereof, no Key Employee has given or been given notice of termination of his/her position or employment with the Group Companies and, to Seller’s Knowledge, no Key Employee intends such termination.

(d)       As of the date hereof, there has not been during the last three (3) years, nor is there any pending or current or, to Seller’s Knowledge, none of the following have been threatened in writing to a Group Company:

(i)         labor litigation in respect of the Group Companies; or

(ii)        strike by the employees of the Group Companies.

(e)        The Group Companies are not bound by any collective bargaining agreements.

(f)        Except as set forth in Section 3.2.12(f) of the Disclosure Schedule and other than as set out in the Key Employees’ employment Contracts, there are no bonus, profit-sharing, stock option or other incentives programs, severance pay or retirement plans or similar compensation arrangements presently in force, promised or agreed upon with respect to any Employee or former employee of the Group Companies.

(g)      The Group Companies’ pension arrangements as of the date hereof are set forth in Section 3.2.12(g) of the Disclosure Schedule. The Group Companies are and have been in compliance with the terms and conditions of such pension arrangements and all contribution payments that have fallen due under such pension arrangements have been paid by the Group Companies. There are no material unfunded pension commitments or liabilities of the Group Companies. Accrued vacation benefits, overtime compensation and bonuses are accounted for in accordance with GAAP in the accounts of the Group Companies.

(h)       Except as accounted for in the calculation of Net Cash, no Employee will be entitled to any bonus or similar benefit payable by any of the Group Companies in relation to the Transaction.

3.2.13        Compliance with Laws; Permits

(a)       The Group Companies are, and have during the past three (3) years been, in material compliance with all Laws applicable to the Group Companies or by which any of their respective properties are bound or affected, except where the failure to comply would not have more than an immaterial adverse effect on the Group Companies. The Group Companies have all permits, licenses, orders and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted, except where the failure to obtain or maintain the same would be reasonably likely to result in a material cost to or other material impact on the Group Companies..

(b)       None of the Group Companies is, as of the date hereof, (i) the subject of any written notice from any Governmental Entity or any other Person alleging the violation of any applicable Law; or (ii) the subject to any court order, injunction, administrative order or decree arising under any Law.

3.2.14         Taxes

(a)        All material Tax Returns required to be filed (taking into account any valid extensions) on or before the date hereof by or with respect to the Group Companies have been timely filed, and all such Tax Returns are true and complete in all material respects.

(b)       All Taxes due and payable by or on behalf of each of the Group Companies on or before the date hereof have been duly and timely paid to the appropriate Governmental Entity, and all Taxes incurred, but not yet due and payable, have been accrued on the consolidated balance sheet of the Group Companies in accordance with Swedish GAAP.

(c)        Except as listed in Section 3.2.14 of the Disclosure Schedule, no Group Company has, as of the date hereof, received written notice from a Governmental Entity that any Tax Return filed by it for a Tax period during 2010, 2011 or 2012 has been subject to any material Tax audit or similar examination by such Governmental Entity.

(d)       There is no outstanding Lien for Taxes on any asset of the Group Companies, other than Liens for Taxes not yet due and payable, nor is, to the Seller’s Knowledge, any taxing authority in the process of imposing any Lien for Taxes on such assets.

(e)        Each of the Group Companies has duly and timely withheld and paid over to the appropriate Governmental Entities all Taxes required to have been withheld and paid in connection with any dividends paid to any stockholder on or before the date hereof.

3.2.15         Real Property, Property and Leases

(a)        No Group Company owns or has ever owned any real property. Any real property or tangible personal property held under lease by the Group Companies that is material to their businesses is held by the applicable Group Company under a valid, subsisting and enforceable lease with such exceptions as are not material and do not interfere with the current use of such property by the Group Companies.

(b)       Except for the lease Contracts listed in Section 3.2.15 of the Disclosure Schedule (the “Leases”), no Group Company is a party to any Contract relating to the lease of real property.

(c)        No Leases have been terminated for vacating or renegotiation and no rent reviews are currently under negotiation or court review.

(d)       All rent and other sums and charges payable by the Group Companies under the Leases are reflected in the respective agreement and reflect normal market prices.

3.2.16         Intellectual Property

(a)        Neither the Company nor any of the Subsidiaries have any registered Intellectual Property.

(b)       As of the date hereof, the Group Companies own, are licensed or otherwise possess the right to use, the material technology, know-how, trade secrets and other Intellectual Property used in the business of the Group Companies as currently conducted (the “Owned Intellectual Property”). The Company and the Subsidiaries have not granted any security interests in any of the Owned Intellectual Property.

(c)        Each Group Company has taken reasonable measures to protect the Owned Intellectual Property related to its business against unauthorized disclosure to third parties, either by way of confidentiality undertakings or by way of appropriate references in their business correspondence.

(d)       There are, as of the date hereof, no claims pending or, to Seller’s Knowledge, threatened (i) that the business of the Group Companies as currently conducted infringes the Intellectual Property of any third party; (ii) challenging the ownership, validity or enforceability of any of the Owned Intellectual Property; or (iii) challenging the Group Companies’ rights to use any third party Intellectual Property.

(e)        To Seller’s Knowledge, the business of the Group Companies does not infringe Intellectual Property of any third party.

(f)        To Seller’s Knowledge, there is no material unauthorized use, infringement or misappropriation of any of the Owned Intellectual Property by any third party, including any Employee.

3.2.17         Contracts

(a)        Section 3.2.17 of the Disclosure Schedule lists all Contracts (other than Organizational Documents of the Group Companies, Leases and Contracts related to Affiliated Transactions or Employee benefits and other labor matters) that are material to the business of the Group Companies as of the date hereof (collectively, “Material Contracts”).

(b)       Seller has made available to Purchaser copies of all Material Contracts. To Seller’s Knowledge, each Material Contract is in full force and effect and is valid, binding and enforceable against the other parties thereto in accordance with its terms. All Material Contracts have been entered into on arm’s length basis. Neither the Group Companies nor, to Seller’s Knowledge, any other Person is in material breach or violation of, or default under, any Material Contract. To Seller’s Knowledge, no event has occurred which would result in a breach of or default under, require any consent or other action by any Person under, or give rise to any penalty or right of termination, cancellation or acceleration of any right or obligation of the Group Companies or to a loss of any benefit to which a Group Company is entitled under (in each case, with or without notice or lapse of time, or both) any Material Contract, except to the extent any of the same would not be reasonably likely to have more than an immaterial adverse effect on the Group Companies.

3.2.18         Inventory

As of the date hereof, each Group Company’s inventory is of a quantity that is consistent with the Company’s past practice.

3.2.19         Affiliate Transactions

Section 3.2.19 of the Disclosure Schedule sets forth a complete and correct list of all material Contracts between Seller and its Affiliates (other than the Group Companies), on one hand, and the Group Companies, on the other hand as of the date hereof, and, immediately following the Measurement Date, neither Seller nor any of its Affiliates will have financial or other claim on any Group Company of any kind except as set forth in such Contracts.

3.2.20         Insurance

To the Seller’s Knowledge, the Group Companies maintain insurance policies, which, with respect to their amount and coverage, provide sufficient and reasonable coverage against losses and liabilities of the type normally insured against by a Person carrying on the same type of business as the Group Companies, and no Group Company is in material default under any such insurance. To Seller’s Knowledge, the Group Companies carry insurance that complies with the requirements of the Material Contracts.

3.2.21         Disclosure and Information

Except for the representations and warranties contained in this Article 3 (including the related portions of the Disclosure Schedules), none of Seller, the Group Companies or any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller or the Group Companies. To Seller’s Knowledge, all information, documents or material made available to Purchaser in the Data Room are materially accurate; provided that no representation and warranty is made with respect to any projections or forecasts.

ARTICLE 4           WARRANTIES OF PURCHASER

Purchaser hereby warrants to the Company that as of the date of this Agreement and as of the Closing Date:

4.1.1           Organization and Good Standing

Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of Sweden and has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted.

4.1.2           Authorization

Purchaser has all requisite power and authority to execute this Agreement, to perform its obligations hereunder and to consummate the Transaction. The execution by Purchaser of this Agreement, the performance of its obligations hereunder and the consummation by Purchaser of the Transaction have been duly authorized by all necessary action of Purchaser, and this Agreement has been duly executed by Purchaser and, assuming the due authorization and execution of this Agreement by Seller, constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting the enforcement of creditors’ rights generally or, as to enforceability, by general equitable principles.

4.1.3           Governmental Filings; No Violations

(a)        No notices, reports, filings or other approvals are required to be made by Purchaser with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Purchaser from, any Governmental Entity in connection with the execution of this Agreement by Purchaser and the consummation by Purchaser of the Transaction.

(b)       The execution of this Agreement by Purchaser, the performance of its obligations hereunder and the consummation of the Transaction, will not constitute or result in (i) a breach or violation of, or a default under, the Organizational Documents of Purchaser; (ii) a breach or violation of, or a default under, or the acceleration of any obligations or the creation of a Lien on the assets of Purchaser (with or without notice, lapse of time or both) pursuant to, any Contract or other obligation binding upon Purchaser or (iii) conflict with, breach or violate any Law applicable to Purchaser; except, in the case of clauses (ii) or (iii) above, for any breach, violation, default, acceleration, creation or change that would not, individually or in the aggregate, reasonably be likely to prevent, materially delay or materially impair the ability of Purchaser to consummate the Transaction.

4.1.4           Available Funds

At Closing, Purchaser will have sufficient funds available to consummate the Transaction.

4.1.5           Independent Investigation

(a)        Purchaser has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Group Companies, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of Seller and the Group Companies for such purpose. Purchaser acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has relied solely upon its own investigation and the express representations and warranties of Seller set forth in Article 3 of this Agreement (including the related portions of the Disclosure Schedules); and (b) none of Seller, the Company or any other Person has made any representation or warranty as to Seller, the Group Companies or this Agreement, except as expressly set forth in Article 3 of this Agreement (including the related portions of the Disclosure Schedules).

(b)       Purchaser is not aware of any facts or circumstances that would serve as the basis for a claim by Purchaser against Seller based upon a breach of any of the representations and warranties of Seller contained in this Agreement.

ARTICLE 5           COVENANTS OF SELLER

Seller covenants and agrees with Purchaser that, at all times from and after the date hereof until the Closing and, with respect to any covenant or agreement by its terms to be performed in whole or in part after the Closing, for the period specified therein or, if no period is specified therein, indefinitely, Seller will comply with all covenants and provisions of this Article 5, except to the extent Purchaser may otherwise consent in writing.

5.1                                        Approvals

Each Party shall as promptly as practicable, take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to any Person required of Purchaser, Seller or any Group Company, as the case may be, to consummate the transactions contemplated hereby, including those described in Section 3.2.7 of the Disclosure Schedule. Each Party shall provide prompt notification to the other Party following when any material consent, approval, action, filing or notice referred to above is obtained, taken, made or given, as applicable, and will advise Purchaser of any communications with any Person regarding any of the transactions contemplated by this Agreement.

5.2                                        Seller Stockholders’ Meeting

Seller shall duly call, give notice of, convene and hold an annual or special meeting of Seller’s stockholders (the “Seller Stockholders’ Meeting”) as promptly as reasonably practicable following the date hereof (it being understood that Seller’s current intention is to use commercially reasonable efforts to hold such meeting on or about October 12, 2012) for the purpose of, inter alia, voting upon the approval of the Transaction. Subject to any fiduciary obligations of Seller’s officers and directors, Seller shall take all lawful action to have the Transaction be approved by the requisite vote of Seller’s stockholders (such approval, the “Stockholder Approval”).

5.3                                        Access to Information by Purchaser and Purchaser’s Financing Sources

Seller shall, and shall cause the Company and the Subsidiaries to, (a) provide Purchaser and any Person who is considering providing financing to Purchaser to finance all or any portion of the Purchase Price and their respective officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (together “Representatives”) with access, upon reasonable prior notice and during normal business hours, to such officers, employees, agents and accountants of the Company and the Subsidiaries and their assets and books and records as are reasonably necessary to conduct its investigation, and (b) furnish Purchaser and such other Persons with such information and data concerning the business and operations of the Company and the Subsidiaries as Purchaser or any of such financing providers reasonably may request in connection with such investigation Notwithstanding anything to the contrary in this Agreement, neither Seller nor the Company shall be required to disclose any information to Purchaser if such disclosure would, in Seller’s reasonable discretion: (x) cause significant competitive harm to Seller, the Company and their respective businesses if the transactions contemplated by this Agreement are not consummated; (y) jeopardize any attorney-client or other privilege; or (z) contravene any applicable Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement. Prior to the Closing, without the prior written consent of Seller, which may be withheld for any reason, Purchaser shall not contact any suppliers to, or customers of, the Company and Purchaser shall have no right to perform invasive or subsurface investigations of the Companies’ leased real property. Purchaser shall, and shall cause its Representatives to, abide by the terms of the confidentiality agreement dated as of March 12, 2012, by and between Purchaser and Seller (the “Confidentiality Agreement”), with respect to any access or information provided pursuant to this Section 5.3.

5.4                                        No Solicitation

Seller shall not take, nor shall it permit the Company, the Subsidiaries or any Affiliate of Seller (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Seller, the Company, the Subsidiaries or any such Affiliate) to take, directly or indirectly, any action to solicit, encourage, receive, negotiate, assist or otherwise facilitate

(including by furnishing confidential information with respect to the Company or any Subsidiary or permitting access to the assets and books and records of the Company or any Subsidiary) any offer or inquiry from any Person concerning an Acquisition Proposal. If Seller, the Company, any Subsidiary or any such Affiliate (or any such Person acting for or on their behalf) receives from any Person any offer, inquiry or informational request referred to above, Seller will promptly advise such Person, by written notice, of the terms of this Section 5.4 and will promptly, orally and in writing, advise Purchaser of such offer, inquiry or request and deliver a copy of such notice to Purchaser.

5.5                                        Conduct of Business

Seller shall cause the Company and the Subsidiaries to conduct business only in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, except as contemplated by this Agreement or as required to complete the Transaction, Seller shall:

(a)        use all commercially reasonable efforts to preserve its business organization intact and maintain its existing relations and goodwill with customers, suppliers and employees;

(b)       continue all planned sales, marketing and promotional activities relating to the business and operations of the Company and the Subsidiaries, which are consistent with past practice;

(c)        not amend the Organizational Documents of any Group Company;

(d)       not (i) authorize, issue, sell or otherwise dispose of any shares of or any other securities with respect to any Group Company (except as may be necessary or desirable in connection with the potential winding down of MRV Nordic A/S), or modify or amend any right of any holder of outstanding shares of the Company; (ii) except for amounts being transferred to Seller as payments authorized under Section 5.5(k), transfer, sell, dispose of or encumber any material portion of its assets, other than purchases and sales of inventory in the ordinary course of business (which sales shall be made at customary prices and otherwise on customary terms, it being noted that a sale of all or substantially all of the inventory of the Group Companies, at any price, shall not be considered to be in the ordinary course of business); (iii) incur any Indebtedness or issue any debt securities or guarantee or endorse the obligations of any Person; (iv) increase the cash position of the Group Companies through acceleration of collection of receivables outside the ordinary course of business; or (v) distribute the insurance proceeds received in respect of any material asset of the Group Companies that has not been replaced; in each case, with respect to sub-clause (i) through (iii), other than in the ordinary course of business and consistent with past practice.

(e)       other than as may be required by applicable Law or in the ordinary course of business, not (i) increase the compensation payable or to become payable to

Employees; (ii) grant any rights to severance or termination pay to, or enter into any employment or severance agreement with any Employee; or (iii) establish, adopt, enter into or amend, any collective bargaining agreement or Employee benefit;

(f)        except in the ordinary course of business, not (i) enter into any Contract which is material to the Group Companies, (ii) amend or terminate any Material Contract, or (iii) amend any Contract to which a Group Company is a party to provide for more favorable payment terms for any Group Company or less favorable payment terms for the counterparty to such Contract;

(g)       not acquire by merger, consolidation, acquisition of assets or equity interests or any similar transaction any corporation, partnership, limited liability company or other business organization or all or substantially all of the assets of any such entity;

(h)                      not settle or comprise any material claim or litigation;

(i)         (i) timely pay all amounts due and payable (except where such amount is subject to a good faith dispute); (ii) pay, on or prior to the Measurement Date, all Taxes incurred by the Group Companies and due and payable on or before the Measurement Date and (iii) timely file all Tax Returns;

(j)         except in the ordinary course of business, consistent with past practice, not permit any change in (i) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of any Group Company, or (ii) any method of calculating any bad debt, contingency or other reserve of the Group Companies for accounting, financial reporting or Tax purposes;

(k)        not make any payment, distribution or any other transfer of value (Sw. värdeöverföring), as defined in chapter 17 of the Swedish Companies Act (Sw. Aktiebolagslag (2005:552)), to Seller or its Affiliates unless such payments distributions or other transfers of value are consistent with applicable Law and made on or prior to the Measurement Date; provided that such amounts so paid, distributed or otherwise transferred shall not be included in Estimated Net Cash or Final Net Cash;

(l)         except as otherwise permitted hereunder or in order to effect the transactions contemplated hereby, not enter into any Contract or amend or modify any existing Contract with Seller or any of its Affiliates or any officer or director of Seller or its Affiliates, and not engage in any transaction outside the ordinary course of business consistent with past practice or not on an arm’s-length basis with any such Person; and

(m)       not authorize or enter into an agreement to do any of the actions set forth in clauses (d) through (h) or (j) though (l) above.

5.6                                      Expense Reimbursement

If Purchaser or Seller exercises its right to terminate this Agreement pursuant to Section 12.1(c), Seller shall promptly pay to Purchaser two hundred fifty thousand Dollars (USD 250,000) as a non- accountable expense reimbursement by wire transfer of immediately available funds to an account designated by Purchaser.

5.7                                      Resignations

Except as set forth on Schedule 5.7, Seller shall use commercially reasonable efforts to obtain from each member of the Board of Directors of the Company and the Subsidiaries (including substitute directors, if any) a letter of resignation, effective as of the Closing, with confirmation that such director has no claims whatsoever against the Company or any of the Subsidiaries.

5.8                                      Affiliate Transactions

Except as set forth on Schedule 5.8, immediately prior to the Closing, all Indebtedness and other liabilities under Contracts or otherwise between Seller, any officer, director or Affiliate (other than the Company or any Subsidiary) of Seller, on the one hand, and the Company or any of the Subsidiaries, on the other, shall be paid in full, and Seller shall terminate and shall cause any such officer, director or Affiliate to terminate each Contract with the Company or any Subsidiary, in each case with effect as of the Measurement Date.

5.9                                      Use of Alcadon

No rights of whatever nature related to the use of the name “Alcadon” will be retained by Seller after Closing. After the Closing Date, Seller and its Affiliates shall not use, directly or indirectly, such name individually or in conjunction with other names in any corporate names, trademarks or similar manner.

5.10                               Notification

From the date hereof to the Closing Date, Seller shall notify Purchaser in writing of the existence or happening of any fact, event or occurrence which to the Knowledge of the Seller would cause any of the warranties set forth in Article 3 not to be true and correct in all material respects.

5.11                               Waiver of Termination Right

Seller shall cause its Affiliate, MRV Communications – Boston Division, Inc., to waive, prior to Closing, any right it has to terminate that certain Channel Partner Agreement entered into between MRV Communications – Boston Division, Inc. and the Company as a result of the change in the ownership of the Company.

ARTICLE 6                COVENANTS OF PURCHASER

Purchaser covenants and agrees with Seller that Purchaser will comply with all covenants and provisions of this Article 6, except to the extent Purchaser may otherwise consent in writing.

6.1                                      Use of MRV

No rights of whatever nature related to the use of the name “MRV” will be retained by Purchaser or the Group Companies after Closing. Purchaser undertakes to change the corporate name of “Alcadon – MRV AB” and “MRV Nordic A/S as soon as reasonably practicable following the Closing, and thereafter not to use, directly or indirectly, any name including the denomination “MRV” individually or in conjunction with other names in any corporate name, trademark or similar manner.

6.2                                      Access to Information after Closing

6.2.1          Purchaser shall use its best efforts to provide reasonable access to Seller or its representatives to the books, documents, data and information of the Group Companies during normal business hours, insofar as such information is required or relevant to protect the legitimate interests of Seller, particularly in connection with Swedish or United States taxation matters, any requests for or obligations to provide information to the United States Securities and Exchange Commission, or in connection with the requirements of applicable Law, legal disputes with third parties, or for evaluation of and in response to possible claims under this Agreement. If Seller makes use of this right of access, Seller shall (i) reimburse the Group Companies for all reasonable expenses incurred in connection with such access and inspection of documents and (ii) keep such information confidential in accordance with Section 7.3.

6.2.2          In connection with any reasonable business purpose, including (i) in response to the request or at the direction of a Governmental Entity, (ii) the preparation of Tax Returns, (iii) the determination of any matter relating to the rights or obligations of Seller under this Agreement; and (iv) taxation matters, any requests for or obligations to provide information to the United States Securities and Exchange Commission, or in connection with compliance with any Laws applicable to Seller, legal disputes with third parties, or for evaluation of and in response to possible claims under this Agreement, subject to any applicable Law and subject to any applicable privileges (including the attorney-client privilege and any confidentiality obligations towards third parties), upon reasonable prior written notice, the Purchaser shall use commercially reasonable efforts to cause the Company and its Subsidiaries to: (A) provide Seller and its representatives information with respect to the Company for periods prior to Closing Date, (B) afford Seller and its representatives reasonable access, during normal business hours, to the offices, properties, books, data, files, information and records of the Company and its Subsidiaries, and (C) make available to Seller and its representatives the Company employees whose assistance, expertise, testimony, notes and recollections or presence is absolutely necessary at their workplace to assist Seller or its affiliates in connection with any of the purposes referred to above; provided, however, that the foregoing would not in the reasonable judgment of the Purchaser result in any disclosure of any trade secrets or violate any of its obligations with respect to confidentiality, that such access shall not unreasonably interfere with the business or operations of the Company and its Subsidiaries, that Seller and its representatives keep such information confidential. Notwithstanding anything to the contrary in this Agreement, neither Purchaser nor, after Closing, any Group Company shall be required to disclose any information to Seller if such disclosure would contravene any applicable Law.

6.2.3          In addition, the Purchaser shall deliver to the Seller or cause the Company to deliver to Seller, no later than 21 days after the Closing Date, a reporting package covering the period between the last reporting package up to and including the Closing Date, using the regular reporting package format currently used by the Group Companies to report its financial results to Seller.

6.2.4          No obligation on the part of the Buyer under this Section 6.2 is intended to circumvent the rules governing dispute resolution set forth by any court or arbitral panel.

ARTICLE 7                ADDITIONAL COVENANTS OF SELLER AND PURCHASER

The Parties further covenant and agree that they will comply with all covenants and provisions of this Article 7, except to the extent the other Party may otherwise consent in writing.

7.1                                      Publicity

Seller and Purchaser shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Transaction and prior to making any filings with any third party and/or any Governmental Entity except as set forth in Section 7.3.2(c).

7.2                                      Filings; Other Actions

7.2.1          Purchaser and Seller shall cooperate with each other and use commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable Law to consummate the Transaction, including preparing and submitting as promptly as practicable all documentation to effect all necessary notices, reports, submissions and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits or authorizations necessary or advisable to be obtained from any third party or any Governmental Entity in order to consummate the Transaction.

7.2.2          In furtherance and not in limitation of the foregoing, each of Purchaser and Seller shall (i) reasonably cooperate with each other in determining whether any action by or in respect of, or filing with, any Governmental Entity is required, (ii) execute and deliver, or cause to be executed and delivered, such documents and other instruments and take, or cause to be taken, such further actions as may be reasonably required to carry out the provisions of this Agreement and give effect to the Transaction, and (iii) refrain from taking any actions that could reasonably be expected to impair, delay or impede the Closing.

7.3                                      Confidentiality

7.3.1          Prior to and after Closing:

(a)       Seller and Purchaser undertake not to disclose, and to procure that, their respective Affiliates and Representatives do not disclose any Confidential Information relating to the other Party; and

(b)       Seller undertakes not to disclose or use, and to use its best efforts to prevent the disclosure of, and to procure that each Affiliate of Seller not discloses or uses, any Confidential Information it has or acquires in any way relating to the Group Companies (including their business, employees, etc.).

7.3.2          Section 7.3.1 does not apply to a disclosure:

(a)       to an adviser to the extent necessary to advise the relevant Party or its Affiliate in connection with the Transaction; provided that such Party procures that the adviser does not disclose the content of this Agreement or any such Confidential Information;

(b)       to the extent necessary to enforce the Parties’ rights under this Agreement;

(c)       required by applicable Law or rules or regulations of, or Contract with, any stock exchange or multilateral trading facility to which a Party is subject, provided that to the extent legally permitted the disclosing Party shall use commercially reasonable efforts to consult with the other Party prior to such disclosure; provided that neither party shall be required to consult with the other Party in connection with making any public company filings to be made by it with United States or Swedish Governmental Entities; or

(d)       made with the prior approval of the other Party.

7.4                                      Further Assurances

Each of Purchaser and Seller shall execute and deliver such documents and other instruments and take such further actions as may reasonably be required or desirable to carry out the provisions hereof and consummate the Transaction in accordance with the terms hereof. Upon the terms and subject to the conditions hereof, each of Purchaser and Seller shall use its respective commercially reasonable efforts to (a) take or cause to be taken all actions, and do or cause to be done all other things, necessary, proper or advisable to consummate the Transaction as promptly as practicable and (b) obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings.

ARTICLE 8                CONDITIONS TO CLOSING

8.1                                      Conditions to Obligations of Purchaser and Seller

The obligations of Purchaser and Seller to consummate the Transaction are subject to the satisfaction or waiver, as the case may be, on or prior to the Closing Date, of the following conditions:

(a)       Governmental Approvals. All authorizations, consents, Orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity necessary for the consummation of the Transaction shall have been obtained or made.

(b)       Litigation. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law, judgment, injunction, decree or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Transaction.

(c)       Stockholder Approval. The Stockholder Approval shall have been obtained.

8.2                                      Conditions to Obligations of Purchaser

The obligations of Purchaser to consummate the Transaction are also subject to the satisfaction or waiver by Purchaser, as the case may be, on or prior to the Closing Date, of the following conditions:

(a)                     Performance of Seller’s Obligations. Seller shall have performed in all material respects all obligations required to be performed by Seller under this Agreement at or prior to the Closing.

(b)                    Estimated Net Cash Statement. The Estimated Net Cash Statement shall have been delivered to Purchaser.

(c)                     Key Employees. None of Pierre Fhors, Jörgen Löwstett or Paul Svensson shall have been terminated by the Company or given written notice of termination by the Company of his or her employment with the Company or the Subsidiaries.

(d)                    Escrow Agreement. The Escrow Agreement shall have been duly executed by Seller.

(e)                     No Adverse Event. There shall have occurred no event which has a material adverse effect on the inventory of the Group Companies and which is not covered by insurance payable to a Group Company.

(f)                       Seller’s Certificate. Seller shall have delivered to Purchaser a certificate, dated as of the Closing Date and executed in the name and on behalf of Seller, certifying that the conditions set forth in this Section 8.2 have been satisfied.

8.3                                      Conditions to Obligations of Seller

The obligations of Seller to consummate the Transaction are also subject to the satisfaction or waiver by Seller, as the case may be, on or prior to the Closing Date, of the following conditions:

(a)                     Performance of Purchaser’s Obligations. Purchaser shall have performed all obligations required to be performed by Seller under this Agreement at or prior to the Closing.

(b)                    Escrow Agreement. The Escrow Agreement shall have been duly executed by Purchaser.

(c)                     Purchaser’s Certificate. Purchaser shall have delivered to Seller a certificate, dated as of the Closing Date and executed in the name and on behalf of Purchaser, certifying that the conditions set forth in this Section 8.3 have been satisfied.

ARTICLE 9                INDEMNIFICATION

9.1                                      General Indemnification

9.1.1          Subject to Section 9.1.3 and the other Sections of this Article 9, Seller shall indemnify Purchaser in respect of, and hold it harmless from and against, any and all Losses suffered, incurred or sustained by Purchaser or any Group Company, or to which any of them becomes subject, resulting from, arising out of or relating to any breach of warranty contained in Article 3 hereof or non-fulfillment of or failure to perform any covenant on the part of Seller contained in this Agreement.

9.1.2          Subject to the other Sections of this Article 9, Purchaser shall indemnify Seller in respect of, and hold it harmless from and against, any and all Losses suffered, incurred or sustained by Seller or to which Seller becomes subject, resulting from, arising out of or relating to any breach of warranty or non-fulfillment of or failure to perform any covenant or agreement on the part of Purchaser contained in this Agreement or any document delivered hereunder.

9.1.3          Notwithstanding anything to the contrary contained in this Agreement, no amounts of indemnity shall be payable as a result of any claim in respect of a Loss arising under Section 9.1.1:

(i)                       unless, with respect to any claim (including claims relating to substantially the same factual circumstances), such claim involves Losses in excess of twenty thousand Dollars (USD 20,000);

(ii)                    unless and until Purchaser or a Group Company, as the case may be, have suffered, incurred, sustained or become subject to Losses referred to in such paragraph in excess of one hundred thousand Dollars (USD 100,000) in the aggregate, in which case such Losses shall be redeemed in full;

(iii)                 if Purchaser and the Group Companies have received payments in respect of claims made under such paragraph of an amount equal to 20% of the Final Purchase Price in the aggregate; and

(iv)                to the extent it arises from or was caused by actions taken or failed to be taken by Purchaser or any of its Affiliates after the Closing;

provided that the limitations contained in clauses (i) – (iii) shall not apply to Losses arising from breach of the Fundamental Warranties or the agreements and covenants of Seller contained in this Agreement, recovery for which in all cases in the aggregate shall be limited to an amount equivalent to the Final Purchase Price.

9.1.4          It is specifically agreed that the Swedish Sale of Goods Act (Sw: köplagen (1990:931)) or any other similar laws or legal principles shall not apply to this Agreement, and thus no Party shall have the right to rescind this Agreement.

9.1.5          The limitations on indemnification contained in this Section 9.1 shall not apply in the case of fraud or gross negligence.

9.2                                      Specific Indemnification

Seller shall further indemnify Purchaser in respect of, and hold it harmless from and against, any and all costs and expenses (including interest, court costs, reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings or of any claim, default or assessment) suffered, incurred or sustained by Purchaser or any Group Company, or to which any of them becomes subject, resulting from, arising out of or relating to:

(a)       Taxes relating to the activities of the Company’s former branch office in Finland prior to the Closing; and

(b)       the Seller’s loss of, and inability to deliver to Purchaser at Closing, the share certificates issued by the Company.

9.3                                      Method of Asserting Claims

All claims for indemnification by Purchaser under Section 9.1 will be asserted and resolved as follows:

9.3.1          In the event any claim or demand in respect of which a Party might seek indemnity under Section 9.1 is asserted against or sought to be collected from such indemnified Party other than a claim brought by Party to this Agreement (a “Third Party Claim”), the indemnified Party shall deliver a written notice, containing a copy of all papers served, if available, and specifying the nature of and basis for such Third Party Claim and for indemnified Party’s claim against indemnifying Party under Section 9.1, together with the amount or, if not then reasonably determinable, the estimated amount, of the Loss arising from such Third Party Claim with reasonable promptness to indemnifying Party (such notice, a “Claim Notice”). If indemnified Party fails to provide the Claim Notice with reasonable promptness after indemnified Party receives notice of such Third Party Claim, indemnifying Party shall not be obligated to indemnify the indemnified Party or its affiliates, as the case may be, with respect to such Third Party Claim to the extent that indemnifying Party has been actually prejudiced by such failure of indemnified Party. Provided that the indemnifying Party has accepted full liability in respect of the part(s) of a Third Party Claim that relate(s) to a potential breach by the indemnifying Party of a warranty under this Agreement, the indemnifying Party shall have the right to defend, at the sole cost and expense of the indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the indemnifying Party to a final conclusion or will be settled at the discretion of the indemnifying Party (but only with the consent of the indemnified Party, which consent will not be unreasonably withheld in the case of any settlement that provides for any relief other than the payment of monetary damages as to which the indemnified Party will be indemnified in full). In the event that the indemnifying Party assumes the defense of any Third-Party Claim, it shall have the right, subject to the previous sentence, to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the indemnified Party. The indemnified Party shall have the right, at its own cost and expense, to participate in the defense of any Third-Party Claim with counsel selected by it subject to the indemnifying Party’s right to control the defense thereof; provided, however, that the indemnifying Party will pay the costs and expenses of such separate counsel if (x) in the indemnified Party’s good faith judgment, it is advisable, based on advice of counsel, for the indemnified party to be represented by separate counsel because a conflict or potential conflict exists between the indemnifying Party and the indemnified Party or (y) the named parties to such Third Party Claim include both the indemnifying Party and the indemnified Party and the indemnified Party determines in good faith, based on advice of counsel, that defenses are available to it that are unavailable to the indemnifying Party. If the indemnifying Party elects not to compromise or defend such Third-Party Claim or fails to promptly notify the indemnified Party in writing of its election to defend as provided in this Agreement, the indemnified Party may, pay, compromise, defend such Third-Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third-Party Claim. If requested by the indemnifying Party, the indemnified Party will, at the sole cost and expense of the indemnifying Party, cooperate with the indemnifying Party and its counsel in contesting any Third Party Claim that the indemnifying Party elects to contest, or, if appropriate and related to the Third Party Claim in question, in making any counterclaim against the Person asserting the Third Party Claim, or any cross-complaint against any Person (other than the indemnified Party or any of its Affiliates).

9.3.2          If the indemnifying Party does not take control of the Third Party Claim, the indemnified Party shall have full control of the defense of Third Party Claims, and if requested by indemnified Party, indemnifying Party shall, at the sole cost and expense of indemnifying Party, provide reasonable cooperation to indemnified Party and its counsel in contesting any Third Party Claim which indemnified Party is contesting; provided that indemnifying Party and its counsel (at indemnifying Party’s sole expense) may participate in (but not control the conduct of) the defense of such Third Party Claim; and provided further, that, except with the reasonable consent of indemnifying Party, no settlement of any such Third Party Claim shall be conclusively determinative of indemnifying Party’s liability with respect to the claim relating thereto. In the event that indemnifying Party has consented in writing to any settlement of a Third Party Claim, indemnifying Party shall be deemed to have waived its right to dispute its liability to indemnified Party with respect to the amount thereof (to the extent not in excess of the limitations set forth in Section 9.1.3, if applicable).

9.3.3           Notwithstanding the provisions of Section 9.3.2, if indemnifying Party has notified indemnified Party, within thirty (30) days from indemnifying Party receiving notice of a Third Party Claim, that indemnifying Party disputes its liability to indemnified Party with respect to such Third Party Claim, and if such dispute is resolved in favor of indemnifying Party, indemnifying Party shall not be required to bear the costs and expenses of the defense of the Third Party Claim, and indemnified Party shall reimburse indemnifying Party in full for all reasonable costs and expenses incurred by indemnifying Party in connection with such litigation.

9.3.4                                 During any prosecution by indemnified Party of the defense of a Third Party Claim pursuant to this Section 9.3, indemnified Party shall:

(a)        keep indemnifying Party informed of material developments which could affect the amount of the claim and provide such information to indemnifying Party as indemnifying Party may reasonably request; and

(b)       make no admission of liability (and procure that no Group Company makes such admission), and the Third Party Claim shall not be disposed of or settled without the prior consent of indemnifying Party (which consent shall not be unreasonably conditioned, withheld or delayed).

9.3.5           In the event Purchaser should have a claim under Section 9.1 against Seller that does not involve a Third Party Claim, Purchaser shall deliver a written notice, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably determinable, the estimated amount, of the Loss arising from such claim, with reasonable promptness to Seller (such notice, an “Indemnity Notice”). The failure by Purchaser to give the Indemnity Notice shall not impair Purchaser’s rights hereunder except to the extent that Seller has been actually prejudiced by such failure of Purchaser. If Seller notifies Purchaser that it does not dispute the claim described in such Indemnity Notice or fails to notify Purchaser within fifteen (15) calendar days after receipt of the Indemnity Notice whether Seller disputes the claim described in such Indemnity Notice, the Loss arising from the claim specified in such Indemnity Notice will be conclusively deemed a liability of Seller, and Seller shall pay the amount of such Loss to Purchaser on demand following the final determination thereof. If Seller has timely disputed its liability with respect to such claim, Seller and Purchaser shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within thirty (30) days after the receipt by Purchaser of Seller’s notice, such dispute shall be resolved by arbitration in accordance with Section 13.5.

9.4                                        Survival; Reliance

9.4.1          The warranties, covenants and agreements of Seller and Purchaser contained in this Agreement will survive the Closing:

(a)        for the statute of limitations with respect to (i) the Fundamental Warranties other than the warranties set forth in Section 3.2.14, and (ii) the covenants and agreements contained in Sections 7.3 (Confidentiality) 7.4 (Further Assurances) and 13.2 (Expenses);

(b)       until six (6) months from the date the relevant Tax has been finally and irrevocable determined by the relevant Tax authority or court, as the case may be, with respect to breaches of the warranties set forth in Section 3.2.14 and the covenants set forth in Article 10; and

(c)        until the 12 month anniversary of the Closing Date in the case of all other representations and warranties and any covenant or agreement to be performed in whole or in part on or prior to the Closing; and

(d)       with respect to each other covenant or agreement contained in this Agreement, until sixty (60) days following the last date on which such covenant or agreement is to be performed as specified herein or, of no such date is specified, for the statute of limitations; provided that any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (b), (c) or (d) will continue to survive if a Claim Notice or Indemnity Notice (as applicable) shall have been timely given under Article 9 on or prior to such termination date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in Article 9, with the limitations set out in Section 9.4.2.

9.4.2          Any claim (excluding Third Party Claims) which may be made, which has not been previously satisfied, settled or withdrawn, shall be deemed to have been withdrawn twelve (12) months subsequent to when the claim was made, unless legal proceedings in respect thereof by then have been commenced. Any indemnification claim which may be made for a Loss relating to a Third Party Claim, which has not been previously satisfied, settled or withdrawn, shall be deemed to have been withdrawn twelve (12) months subsequent to when such Third Party Claim was finally resolved and thus the amount of the actual Loss relating thereto became known, unless the Purchaser has initiated an indemnification claim against the Seller by then.

9.4.3          Notwithstanding any right of Purchaser (whether or not exercised) to investigate the affairs of the Company and the Subsidiaries or any right of any Party (whether or not exercised) to investigate the accuracy of the warranties of the other Party contained in this Agreement, Seller and Purchaser have the right to rely fully upon the warranties, covenants and agreements of the other contained in this Agreement.

9.5                                        Characterization of Indemnification Payments

Except as otherwise required by applicable Law, the Parties shall treat any indemnification payment made hereunder as an adjustment to the Final Purchase Price.

9.6                                        Exclusive Remedy; Other Limitations

9.6.1           This Article 9 shall be the exclusive remedy of the Parties following the Closing for any losses arising out of any breach of the warranties, covenants or agreements of the Parties contained in this Agreement, except for fraud or willful breach by Seller.

9.6.2           Payments by an indemnifying Party pursuant to Article 9 in respect of any Loss shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment received by the indemnified Party in respect of any such claim. The indemnified Party shall use its commercially reasonable efforts to recover under insurance policies or indemnity, contribution or other similar agreements for any Losses prior to seeking indemnification under this Agreement.

9.6.3           Payments by an indemnifying Party pursuant to Article 9 in respect of any Loss shall be reduced by an amount equal to any Tax benefit realized in the same financial year as a result of such Loss by the indemnified Party.

9.6.4           Each indemnified Party shall take, and cause its Affiliates to take, all reasonable steps to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach that gives rise to such Loss.

ARTICLE 10            TAX MATTERS

Seller shall be solely liable for Required Tax Payments.  Purchaser shall be solely liable for any Taxes attributable to the Group Companies with respect to any Taxable period or portion thereof beginning after the Measurement Date.

ARTICLE 11            NON-COMPETITION

11.1                                 Non-Competition Generally

To assure to Purchaser full benefit of the business and goodwill of the Company and the Subsidiaries, Seller hereby undertakes, as a separate and independent undertaking, that it shall not, on its own account or for any other Person, directly or indirectly, within the two (2) years following the Closing Date, but only as the following relate to Denmark, Finland, Norway and Sweden:

(i)        solicit, induce or attempt to induce any Employee to leave the employ of any Group Company;

(ii)       hire or assist in hiring any Employee to become an employee of a Person that Seller controls or to work for any business that competes with a Group Company;

(iii)      interfere with or entice away any Person who is or has been a customer, supplier or business partner of a Group Company;

(iv)      in any way interfere with the relationships between the Group Companies and their employees, suppliers, customers, business partners and/or consultants; or

(v)       carry out, directly or indirectly, any activity or be engaged, concerned or interested or become a shareholder (except as shareholder of a listed company with five percent (5%) or less interest in such listed company) of, a Person or other business that is active in the Business Field.

11.2                                 Non-Competition MRV Communications - Boston Division, Inc.

Notwithstanding the foregoing, MRV Communications – Boston Division, Inc.’s conduct of its business as conducted as of the date hereof, including its business relationship with the Company, shall not violate the provisions of Section 11.1.

ARTICLE 12            TERMINATION

12.1                                 Termination

This Agreement may be terminated, and the transactions contemplated hereby may be abandoned:

(a)      at any time before the Closing, by mutual written agreement of Seller and Purchaser;

(b)      at any time before the Closing, by Seller or Purchaser, in the event (i) of a material breach by the non-terminating Party of its covenants contained in this Agreement, if such non-terminating Party fails to cure such breach within five (5) Business Days following notification thereof by the terminating Party or (ii) upon notification of the non-terminating Party by the terminating Party that the satisfaction of any condition to the terminating Party’s obligations under this Agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach hereof by the terminating Party;

(c)      at any time by Seller or Purchaser after the Seller Stockholder’s Meeting has been held and the Stockholder Approval has not been obtained;

(d)      at any time after October 31, 2012 by Seller or Purchaser upon notification of the non-terminating Party by the terminating Party if the Closing shall not have occurred on or before such date and such failure to consummate the

Transaction is not caused by a breach of this Agreement by the terminating Party.

12.2                                 Effect of Termination

If this Agreement is validly terminated pursuant to Section 12.1, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of Seller or Purchaser (or any of their respective officers, directors, employees, agents or other representatives or Affiliates), except as provided in the next succeeding sentence and except that the provisions with respect to expenses in Section 13.2, governing law in Section 13.4, disputes in Section 13.5 and confidentiality in Section 7.3 will continue to apply following any such termination. Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to Section 12.1(b) or (d), Seller will remain liable to Purchaser for any willful breach of this Agreement by Seller existing at the time of such termination, and Purchaser will remain liable to Seller for any willful breach of this Agreement by Purchaser existing at the time of such termination, and Seller or Purchaser may seek such remedies, including damages and fees of attorneys, against the Seller or Purchaser with respect to any such breach as are provided in this Agreement or as are otherwise legally available. Seller’s reimbursement of Purchaser pursuant to Section 5.6 shall be Purchaser’s sole remedy following any termination pursuant to Section 12.1(c).

ARTICLE 13            MISCELLANEOUS AND GENERAL

13.1                                 Amendment; Waivers; Etc.

No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by (i) Purchaser where enforcement of the amendment, modification, discharge or waiver is sought against Purchaser or (ii) Seller where enforcement of the amendment, modification, discharge or waiver is sought against Seller. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. The waiver by Purchaser or Seller of a breach of or a default under any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall not be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any Party may otherwise have.

13.2                                 Expenses

Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the Transaction shall be paid by the Party incurring such cost or expense.

13.3                                 Counterparts

This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts together constituting the same agreement.

13.4                                 Governing Law

This Agreement shall be governed by and construed in accordance with Swedish Law without regard to conflict of Law principles thereof.

13.5                                 Disputes

13.5.1        Any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be finally settled by arbitration administered by the Arbitration Institute of the Stockholm Chamber of Commerce (the “SCC”).

13.5.2        The Rules for Expedited Arbitrations shall apply, unless the SCC, in its discretion, determines, taking into account the complexity of the case, the amount in dispute and other circumstances, that the Arbitration Rules shall apply. In the latter case, the SCC shall also decide whether the Arbitral Tribunal shall be composed of one or three arbitrators.

13.5.3        The place of arbitration shall be Stockholm. The language to be used in the arbitration proceedings shall be English.

13.5.4        The Parties undertake and agree that arbitral proceedings pursuant to this Agreement shall be kept strictly confidential, and all information disclosed in the course of such proceedings as well as the contents of any decision or award made shall constitute Confidential Information.

13.6                                 Notices

13.6.1         All notices, consents and other communications required or permitted under this Agreement shall be made in writing and be delivered by hand, by registered mail or by e-mail to the addresses set forth below or to such other addresses as may be given by written notice in accordance with this Section 13.6.1. Messages shall be deemed to have been received:

(a)        upon actual delivery if delivered by hand;

(b)       on the first Business Day that is three calendar days or more after dispatch if sent by registered mail;

(c)        on the first Business Day after the day of transmission if sent by e-mail; provided a copy of the same is sent by registered mail no later than the following day.

13.6.2         Messages shall be addressed:

If to Seller:	MRV Communications, Inc. 20415 Nordhoff Street Chatsworth, CA 91311 Facsimile: +1 818 473 4257 Attention: Jennifer Painter

With a copy to:	Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103-3198 Facsimile: +1 212 318 3400 Attention: Steven I. Suzzan

If to Purchaser:	Deltaco Aktiebolag Attention: Siamak Alian C/o Swedeltaco AB Alfred Nobels Allé 109 146 46 Tullinge, Sweden Facsimile No.: +46 8 555 762 18 E-mail: Siamak.Alian@deltaco.se

With a copy to:	Advokatfirman Lindahl Attention: Johan Hessius P.O. Box 1065 SE-101 39 Stockholm Sweden E-mail: johan.hessius@lindahl.se or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

13.7                                 Entire Agreement

This Agreement and the Confidentiality Agreement contains the entire agreement between the Parties in connection with the Transaction and supersedes any previous written or oral agreement between the Parties in relation to the subject matters dealt with in this Agreement.

13.8                                 No Third Party Beneficiaries

This Agreement is not intended to confer upon any Person other than the Parties any rights or remedies hereunder.

13.9                                 Severability

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

13.10                          Interpretation

13.11          This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

13.12          All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

13.13          In this Agreement, save where the context otherwise requires:

(a)                      words in singular shall include words in plural and vice versa;

(b)                     the verb “include” (in any tense) shall be construed without limitation to any particular example specified;

(c)                      a Person or Party includes a reference to that Person’s or Party’s successors and permitted assigns;

(d)                     a reference to “Dollars” or “USD” shall be a reference to the legal currency of the United States as of the date of this Agreement;

(e)                      a Section, Introduction, Recital or Schedule, is a reference to a clause of, or the introduction, recital or a Schedule to, this Agreement;

(f)                        references to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof;

(g)                     any reference to a statute shall be to such statute, as amended from time to time, and to the rules and regulations promulgated thereunder; and

(h)                     references from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

13.14                         Successors and Assigns

The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party; provided, however, that Purchaser may assign its rights hereunder to one of its Affiliates; and provided further, that such assignment shall not relieve Purchaser of its obligations hereunder.

[THIS SPACE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

DELTACO AKTIEBOLAG		MRV COMMUNICATIONS, INC.

By:	/s/ Arne Myhrman	By:	/s/ Barry R. Gorsun
	Name: Arne Myhrman		Name:	Barry R. Gorsun
	Title: Chairman		Title:	Chief Executive Officer

By:	/s/ Jonas Mårtensson
Name: Jonas Mårtensson
Title: Board Member

ANNEX E-1

Text of the Amendment for the 1:10 Reverse Stock Split, which would amend Section 4 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is thirty three Million (33,000,000) shares, of which thirty two million (32,000,000) shares shall be designated Common Stock, with a par value of $0.0017 per share, and one million (1,000,000) shares shall be designated Preferred Stock, with a par value of $0.01 per share.

Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each ten (10) shares of the Corporation’s Common Stock, par value $0.0017 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0017 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the QTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

ANNEX E-2

Text of the Amendment for the 1:11 Reverse Stock Split, which would amend Section 4 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is thirty million, ninety thousand nine hundred and nine (30,090,909) shares, of which twenty nine million, ninety Thousand, nine hundred and nine (29,090,909) shares shall be designated Common Stock, with a par value of $0.0017 per share, and one million (1,000,000) shares shall be designated Preferred Stock, with a par value of $0.01 per share.

Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each eleven (11) shares of the Corporation’s Common Stock, par value $0.0017 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0017 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the QTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

ANNEX E-3

Text of the Amendment for the 1:12 Reverse Stock Split, which would amend Section 4 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is twenty seven million, six hundred sixty thousand, six hundred and sixty six (27,666,666) shares, of which twenty six million, six hundred sixty six thousand, six hundred and sixty six (26,666,666) shares shall be designated Common Stock, with a par value of $0.0017 per share, and one million (1,000,000) shares shall be designated Preferred Stock, with a par value of $0.01 per share.

Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each twelve (12) shares of the Corporation’s Common Stock, par value $0.0017 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0017 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the QTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

ANNEX E-4

Text of the Amendment for the 1:13 Reverse Stock Split, which would amend Section 4 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is twenty five million, six hundred fifteen thousand, three hundred and eighty four (25,615,384) shares, of which twenty four million, six hundred fifteen thousand, three hundred and eighty four (24,615,384) shares shall be designated Common Stock, with a par value of $0.0017 per share, and one million (1,000,000) shares shall be designated Preferred Stock, with a par value of $0.01 per share.

Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each thirteen (13) shares of the Corporation’s Common Stock, par value $0.0017 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0017 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the QTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

ANNEX E-5

Text of the Amendment for the 1:14 Reverse Stock Split, which would amend Section 4 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is Twenty Three Million, Eight Hundred Fifty Seven Thousand, One Hundred and Forty Two (23,857,142) shares, of which Twenty Two Million, Eight Hundred Fifty Seven Thousand, One Hundred and Forty Two (22,857,142) shares shall be designated Common Stock, with a par value of $0.0017 per share, and one million (1,000,000) shares shall be designated Preferred Stock, with a par value of $0.01 per share.

Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each fourteen (14) shares of the Corporation’s Common Stock, par value $0.0017 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0017 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the QTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

ANNEX E-6

Text of the Amendment for the 1:15 Reverse Stock Split, which would amend Section 4 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is Twenty Two Million, Three Hundred and Thirty Three Thousand, Three Hundred and Thirty Three (22,333,333) shares, of which Twenty One Million, Three Hundred and Thirty Three Thousand, Three Hundred and Thirty Three (21,333,333) shares shall be designated Common Stock, with a par value of $0.0017 per share, and one million (1,000,000) shares shall be designated Preferred Stock, with a par value of $0.01 per share.

Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each fifteen (15) shares of the Corporation’s Common Stock, par value $0.0017 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0017 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the QTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

ANNEX E-7

Text of the Amendment for the 1:16 Reverse Stock Split, which would amend Section 4 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is Twenty One Million (21,000,000) shares, of which Twenty Million (20,000,000) shares shall be designated Common Stock, with a par value of $0.0017 per share, and one million (1,000,000) shares shall be designated Preferred Stock, with a par value of $0.01 per share.

Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each sixteen (16) shares of the Corporation’s Common Stock, par value $0.0017 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0017 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the QTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

ANNEX E-8

Text of the Amendment for the 1:17 Reverse Stock Split, which would amend Section 4 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is Nineteen Million, Eight Hundred and Twenty Three Thousand, Five Hundred and Twenty Nine (19,823,529) shares, of which Eighteen Million, Eight Hundred and Twenty Three Thousand, Five Hundred and Twenty Nine (18,823,529) shares shall be designated Common Stock, with a par value of $0.0017 per share, and one million (1,000,000) shares shall be designated Preferred Stock, with a par value of $0.01 per share.

Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each seventeen (17) shares of the Corporation’s Common Stock, par value $0.0017 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0017 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the QTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

ANNEX E-9

Text of the Amendment for the 1:18 Reverse Stock Split, which would amend Section 4 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is Eighteen Million, Seven Hundred Seventy Seven Thousand, Seven Hundred and Seventy Seven (18,777,777) shares, of which Seventeen Million, Seven Hundred Seventy Seven Thousand, Seven Hundred and Seventy Seven (17,777,777) shares shall be designated Common Stock, with a par value of $0.0017 per share, and one million (1,000,000) shares shall be designated Preferred Stock, with a par value of $0.01 per share.

Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each eighteen (18) shares of the Corporation’s Common Stock, par value $0.0017 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0017 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the QTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

ANNEX E-10

Text of the Amendment for the 1:19 Reverse Stock Split, which would amend Section 4 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is Seventeen Million, Eight Hundred Forty Two Thousand, One Hundred and Five (17,842,105) shares, of which Sixteen Million, Eight Hundred Forty Two Thousand, One Hundred and Five (16,842,105) shares shall be designated Common Stock, with a par value of $0.0017 per share, and one million (1,000,000) shares shall be designated Preferred Stock, with a par value of $0.01 per share.

Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each nineteen (19) shares of the Corporation’s Common Stock, par value $0.0017 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0017 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the QTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

ANNEX E-11

Text of the Amendment for the 1:20 Reverse Stock Split, which would amend Section 4 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is Seventeen Milllion (17,000,000) shares, of which Sixteen Million (16,000,000.00) shares shall be designated Common Stock, with a par value of $0.0017 per share, and one million (1,000,000) shares shall be designated Preferred Stock, with a par value of $0.01 per share.

Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each twenty (20) shares of the Corporation’s Common Stock, par value $0.0017 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0017 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the QTC QB Marketplace during regular trading hours for the five trading days immediately preceding the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

ANNEX F

COMPANY’S 2007 OMNIBUS INCENTIVE PLAN, AS AMENDED

MRV COMMUNICATIONS, INC.
2007 OMINIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

1.01     Purpose.  The purpose of the MRV Communications, Inc. 2007 Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of MRV Communications, Inc. and its Subsidiaries to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m)of the Code.

1.02     Adoption and Term.  The Plan has been approved by the Board of Directors of the Company to be effective as of the date of such approval, but is subject to the approval of the shareholders of the Company.  The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Awards may be granted hereunder after the tenth anniversary of its initial effective date.

ARTICLE II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01     Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares described in Article VII, Performance Awards described in Article VIII, Stock Units and other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other Award made under the terms of the Plan.

2.02     Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.03     Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.04     Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant’s death.

2.05     Board means the Board of Directors of the Company.

2.06     Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(a)        The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, a Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board;

(b)        Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of the Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the effective date of the Plan, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

(c)        The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy -five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;

(d)       The consummation (i.e.  closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy -five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or

(e)        a complete liquidation or dissolution of the Company.

2.07     Code means the Internal Revenue Code of 1986, as amended.  References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.08     Committee means the Committee defined in Section 3.01.

2.09     Company means MRV Communications, Inc., a Delaware corporation, and its successors.

2.10     Common Stock means Common Stock of the Company, par value $0.0017 par value per share.

2.11     Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

2.12     Date of Grant means the Date of Grant following the first Available Grant Date as specified in the Policy and subject to postponement as specified in the Policy.

2.13     Dividend Equivalent Account means a bookkeeping account related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.14     Exchange Act means the Securities Exchange Act of 1934, as amended.

2.15     Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

2.16     Fair Market Value means, on any date, (i) the closing sale price of a share of Common Stock, as reported on the Composite Tape for New York Stock Exchange Listed Companies (or other established stock exchange on which the Common Stock is regularly traded) on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; (ii) if the Common Stock is not listed for trading on an established stock exchange, but a regular, active public market for the Common Stock exists (as determined in the sole discretion of the Committee or Board, whose discretion shall be conclusive and binding), the average of the closing bid and ask quotations per share of Common Stock in the over-the-counter (“OTC”) market for such shares on such date or, if no quotations are available on such date, on the last date preceding such date on which a quotation was reported; or (iii) if shares of Common Stock are not listed for trading on an established stock exchange or quoted on the OTC, Fair Market Value shall be determined by the Committee in good faith.  Such definition of Fair Market Value shall be specified in the Award Agreement and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, or settlement or payout of an Award.

2.17     Form S-8 means registration statements on Form S-8 under the Securities Act, or any successor Form under which the shares of Common Stock of the Company reserved for issuance under the Plan upon the issuance or exercise of Awards are registered,

2.18     Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.19     Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

2.20     Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.21     Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.22     Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.23     Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.24     Performance Awards means Awards granted in accordance with Article VIII.

2.25     Performance Goals means net earnings or net income (before or after taxes); earnings per share or earnings per share growth, total units, or unit growth; net sales, sales growth, total revenue, or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price or relative share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; market share or change in market share; customer retention or satisfaction; working capital targets; economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

2.26     Plan shall have the meaning given to such term in Section 1.01.

2.27     Policy shall mean the Policy of MRV Communications, Inc. Relating to Grants of Equity-based Awards adopted by the Board on October 10, 2006 as amended by the Board from time to time.

2.28     Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).

2.29     Restoration Option means a Non-Qualified Stock Option granted pursuant to Section 6.01(f).

2.30     Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.31     Retirement means early or normal retirement under a pension plan or arrangement of the Company or one of its Subsidiaries in which the Participant participates or, in the case of a Participant who is a non-employee member of the Board, retirement under the Board’s retirement policy, if any.

2.32     Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.33     Securities Act means the Securities Act of 1933, as amended.

2.34     Stock Appreciation Rights means awards granted in accordance with Article VI.

2.35     Subsidiary means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

2.36     Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Subsidiaries.  Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III

ADMINISTRATION

3.01     Committee.

(a)        Duties and Authority.  The Plan shall be administered by the Compensation Committee of the Board except in the case Participants who are members of Board or Section 16 Officers, in which case the Plan shall be administered by the Board and as used herein the term “Committee” shall refer to either the Compensation Committee or the Board as the context shall so require in reference to the Participant and if not in reference to a Participant, the term “Committee” shall refer to the Compensation Committee or the Board.  The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants.  The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable.  The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code.  The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee and/or designated officers or employees of the Company.  In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan.  In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board.  Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

(b)        Indemnification.  Each person who is or shall have been a member of the Board or the Committee, or an officer of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE IV

SHARES

4.01     Number of Shares Issuable.  The total number of shares initially authorized to be issued under the Plan shall be 12,000,000 shares of common Stock.  No more than 12,000,000 shares of Common Stock may be issued under the Plan as Incentive Stock Options. ~~No more than 1,000,000 shares of Common Stock may be issued under the Plan as Awards under Articles VII, VIM and IX.~~ The foregoing share limits shall be subject to adjustment in accordance with Section 11.07.  The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.

4.02     Shares Subject to Terminated Awards.  Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.02(a), Stock Units and other stock-based Awards terminated or forfeited as provided in Article IX, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan.  Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an

Award shall be available for the grant of new Awards under the Plan.  In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder, and any Common Stock subject to tandem Options, or portions thereof, which have been surrendered in connection with any such exercise of Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

ARTICLE V

PARTICIPATION

5.01     Eligible Participants.  Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time.  The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year.  The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan.  The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.  Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $250,000.

ARTICLE VI
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01     Option Awards.

(a)        Grant of Options.  The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee.  The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

(b)        Purchase Price of Options.  The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that the Purchase Price of the Common Stock purchased pursuant to Options shall be equal to or greater than the Fair Market Value on the Date of Grant.

(c)        Designation of Options.  The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

(d)       Incentive Stock Option Share Limitation.  No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) that would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year.

(e)        Rights As a Shareholder.  A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a shareholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

(f)        Restoration Options Upon the Exercise of a Non-Qualified Stock Option.  In the event that any Participant delivers to the Company, or has withheld from the shares otherwise issuable upon the exercise of a Non-Qualified Stock Option, shares of Common Stock in payment of the Purchase Price of any Non-Qualified Stock Option granted hereunder in accordance with Section 6.04, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant.  The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time.  A Restoration Option shall entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of such shares so delivered or withheld upon exercise of the original Option and, in the discretion of the Committee, the number of shares, if any, delivered or withheld to the Corporation to satisfy any withholding tax liability arising in connection with the exercise of the original Option.  A Restoration Option shall have a per share Purchase Price of not less than 100% of the per share Fair Market Value of the Common Stock on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

(g)        Dividend Equivalents.  For any Option (with or without alternative Stock Appreciation Rights) granted under the Plan, the Committee shall have the discretion, upon the grant of the Option or thereafter, to establish a Dividend Equivalent Account with respect to the Option, and the applicable Award Agreement or an amendment thereto shall confirm such establishment.  If a Dividend Equivalent Account is established, the following terms apply.

(i)         Subject to such conditions, limitations and restrictions as shall be established by the Committee, from the Date of Grant of the Option or, if later, the date of establishment of the Dividend Equivalent Account, to the earlier of (i) the date of payment of such Dividend Equivalent Account or (ii) the date of cancellation, termination or expiration of the Option, the Dividend Equivalent Account shall be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the Common Stock then covered by the Option if the Option had been exercised and such Common Stock had been held of record on such record date.  The Participant or other holder of such Option shall be entitled to receive from the Company in cash the balance credited to the Dividend Equivalent Account at such time, or from time to time, as shall be determined by the Committee and set forth in the applicable Award Agreement or an amendment thereto; provided, however, that if the applicable Award Agreement shall so provide, the Committee may determine that the balance credited to a Participant’s Dividend Equivalent Account be paid in the form of shares of Common Stock having a fair market value equal to such balance, or a combination of cash and shares.

(ii)        To the extent that an Option and any alternative Stock Appreciation Rights granted in conjunction with the Option are canceled, terminate or expire without the exercise of the Option or the alternative Stock Appreciation Rights, if any, granted in conjunction with the Option, the Dividend Equivalent Account with respect to the Option shall be eliminated, and no payment with respect to the Dividend Equivalent Account shall be made by the Company.  Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

6.02     Stock Appreciation Rights.

(a)        Stock Appreciation Right Awards.  The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights.  Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant.  Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously.  Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

(b)        Exercise Price.  The Exercise Price per share established under any Stock Appreciation Right granted under this Plan shall ~~be determined by the Committee, but in the case of~~not be less than Fair Market Value on the date the Stock Appreciation ~~Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option~~Right is granted.  Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

(c)        Payment of Incremental Value.  Any payment which may become due from the Company by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock.  In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the

Fair Market Value on the Exercise Date.  No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03     Terms of Stock Options and Stock Appreciation Rights.

(a)        Conditions on Exercise.  An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

(b)        Duration of Options and Stock Appreciation Rights.  Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

(i)         Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

(ii)        Termination of the Award in the event of a Participant’s disability, Retirement, death or other Termination of Service as provided in the Award Agreement; or

(iii)       In the case of an Incentive Stock Option, ten years from the Date of Grant; or

(iv)       Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

Unless sooner terminated in accordance with this subsection (b) or the applicable Award Agreement, each outstanding Option and each outstanding Stock Appreciation Right shall terminate and be of no further force or effect on the 10th anniversary of the date such Option or Stock Appreciation Right is granted.

(c)        Acceleration or Extension of Exercise Time.  The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

6.04     Exercise Procedures.  Each Option and Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Option or Stock Appreciation Right by written notice to the Company or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time.  The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Common Stock may be issued directly to the Participant’s broker or dealer upon receipt of an irrevocable written notice of exercise from the Participant).  In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company.  The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock.  Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose.  Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

6.05     Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable.  The provisions of this Section 6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE VII

RESTRICTED SHARES

7.01     Restricted Share Awards.  The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish.  With respect to performance-based Awards of Restricted Shares to “covered employees” (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Goals.  The terms of any Restricted Share Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

(a)        Issuance of Restricted Shares.  As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company.  All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant.  Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant.  Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01 (d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

(b)        Shareholder Rights.  Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01 (a), the Participant shall become a shareholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.01(a).

(c)        Restriction on Transferability.  None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

(d)        Delivery of Shares Upon Vesting.  Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.03, the restrictions applicable to the Restricted Shares shall lapse.  As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

7.02     Terms of Restricted Shares.

(a)        Forfeiture of Restricted Shares.  Subject to Sections 7.02(b) and 7.03, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement.  The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

(b)        Waiver of Forfeiture Period.  Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

7.03     Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to the Restricted Share Award shall terminate fully and the Participant shall immediately have the right to the delivery of share certificate or certificates for such shares in accordance with Section 7.01 (d).

7.04     Restricted Stock Units.  In addition to or in lieu of issuing Restricted Shares, the Committee may grant restricted stock unit Awards pursuant to which (a) a participant will have a right to receive shares of Common Stock in the future subject to the satisfaction of specified service and/or performance conditions, and (b) the Company will issue shares of Common Stock to the participant in the future if the applicable conditions are satisfied.  The terms and conditions of a restricted stock unit Award shall be determined by the Committee consistent with the provisions hereof applicable to Restricted Share Awards; provided, however, that the holder of a restricted stock unit Award shall have no right to vote the shares of Common Stock covered by the Award unless and until the Award becomes vested and such shares are issued.

ARTICLE VIII

PERFORMANCE AWARDS

8.01     Performance Awards.

(a)        Award Periods and Calculations of Potential Incentive Amounts.  The Committee may grant Performance Awards to Participants.  A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period.  The Award Period shall be two or more fiscal or calendar years as determined by the Committee.  The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b)        Performance Targets.  The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion.  In the case of Performance Awards to “covered employees” (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals.  The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.  Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

(c)        Earning Performance Awards.  The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d)        Payment of Earned Performance Awards.  Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee.  The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

(e)        Dividend Equivalents on Performance Awards.  Unless the Committee determines otherwise, no Dividend Equivalents shall accrue with respect to shares of Common Stock covered by a Performance Award; provided, however, that (i) any such Dividend Equivalents which do accrue shall not be paid or payable unless and until the corresponding shares covered by the Performance Award become vested, and (ii) any such Dividend Equivalents which do accrue shall be forfeited if and to the extent that the corresponding shares of Common Stock covered by the Performance Award do not become vested.

8.02     Termination of Service.  In the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.03     Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully vested and payable to all Participants and shall be paid to Participants in accordance with Section 8.02(d), within 30 days after such Change in Control.

ARTICLE IX

OTHER STOCK-BASED AWARDS

9.01     Grant of Other Stock-Based Awards.  Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards.  Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02     Terms of Other Stock-Based Awards.  In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

(a)        Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b)        If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

(c)        The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, realization or payment of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

ARTICLE X

SHORT-TERM CASH INCENTIVE AWARDS

10.01   Eligibility.  Executive officers of the Company who are from time to time determined by the Committee to be “covered employees” for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

10.02   Awards.

(a)        Performance Targets.  For each fiscal year of the Company after fiscal year 1999, the Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals.  Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

(b)        Amounts of Awards.  In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained.  Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

(c)        Payment of Awards.  Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year.

(d)        Negative Discretion.  Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

(e)        Guidelines.  The Committee shall adopt from time to time written policies for its implementation of this Article X.  Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

(f)         Non-Exclusive Arrangement.  The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interest of the Company.

ARTICLE XI

TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

11.01   Plan Provisions Control Award Terms.  Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan.  In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control.  Except ~~as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.~~in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the Purchase Price with respect to outstanding Options or the Exercise Price with respect to outstanding Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise or base price that is less than the Purchase Price or Exercise Price of the original Options or Stock Appreciation Rights, unless and except to the extent any such amendment or cancellation and exchange transaction is approved the Company’s stockholders.

11.02   Award Agreement.  No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03   Modification of Award After Grant.  No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.04   Limitation on Transfer.  Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.  The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant.  Notwithstanding the foregoing, (a) to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability and (b) in the case of Participants subject to the laws in foreign jurisdictions that tax the Company upon the grant of options to such Participants, the Committee may grant Non-Qualified Stock Options in the form of freely transferable warrants provided that, based on the advice of Company’s legal counsel, (i) any transfer of the warrants to, and the issuance of shares upon exercise of the transferred warrants by, a transferee (other than a transferee involving a transfer without consideration to a transferee who is an immediate family member of the Participant or which is a trust or partnership for such family members) would be exempt under the registration provisions of the Securities Act, and (ii) such transfer or issuance complies with the conditions necessary to establish such exemption(s).  In the event the Committee grants warrants in accordance with clause (b) of this Section 11.04 and such warrants are transferred (except to transferees for which an effective Form S-8 is available), the number of shares reserved for issuance and registered by the Company on Form S-8 shall be reduced by the number of shares underlying the transferred warrants.  The Committee shall not permit transfers for consideration pursuant to clause (a) of this Section 11.04.

11.05   Taxes.  The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant’s Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax.  The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a)        The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

(b)        The Committee shall have the discretion as to any Award, to cause the Company to pay to tax authorities for the benefit of any Participant, or to reimburse such Participant for the individual taxes which are due on the grant, exercise or vesting of any share Award, or the lapse of any restriction on any share Award (whether by reason of a Participant’s filing of an election under Section 83(b) of the Code or otherwise), including, but not limited to, Federal income tax, state income tax, local income tax and excise tax under Section 4999 of the Code, as well as for any such taxes as may be imposed upon such tax payment or reimbursement.

(c)        In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

11.06   Surrender of Awards.  Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.  With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company~~; provided, however, that~~.  Notwithstanding the foregoing, no such surrender or substitution shall be permitted without the approval of the Company’s shareholders if such approval is required by the rules of any applicable stock exchange or by Section 11.01 of the Plan.

11.07   Adjustments to Reflect Capital Changes.

(a)        Recapitalization.  The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for Awards subsequently granted under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan.  The maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be proportionately adjusted to reflect any other event that results in an increase in the number of issued and outstanding shares of Common Stock.  The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b)        Merger.  After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award.  Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above.  In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the “Acquiring Corporation”), shall either assume the Company’s rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation’s stock for such outstanding Awards.  In the event the Acquiring Corporation fails to assume or substitute for such outstanding Awards, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such Merger, as the Board so determines.  The exercise and/or vesting of any Award that was permissible solely by reason of this Section 11.07(b) shall be conditioned upon the consummation of the Merger.  Any Options which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

(c)        Options to Purchase Shares or Stock of Acquired Companies.  After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger.  The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion.  Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

11.08   No Right to Continued Service.  No person shall have any claim of right to be granted an Award under this Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.

11.09   Awards Not Includable for Benefit Purposes.  Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

11.10   Governing Law.  All determinations made and actions taken pursuant to the Plan shall be governed by the laws of State of Delaware and construed in accordance therewith.

11.11   No Strict Construction.  No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12   Compliance with Rule 16b-3.  It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3.  The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13   Captions.  The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

11.14   Severability.  Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15   Amendment and Termination.

(a)        Amendment.  The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of shareholders of the Company, make any amendment which requires shareholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities.  No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

(b)        Termination.  The Board shall have the right and the power to terminate the Plan at any time.  No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

11.16.  Foreign Qualified Awards.  Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

ANNEX G

PROPOSED AMENDMENT TO THE COMPANY’S 2007 OMNIBUS INCENTIVE PLAN

AMENDMENT TO
MRV COMMUNICATIONS, INC.
2007 OMNIBUS INCENTIVE PLAN

Approved by the Board on August 8, 2012

Approved by Stockholders on [  ], 2012

The MRV Communications, Inc. 2007 Omnibus Incentive Plan (the “Plan”) is hereby amended as follows, effective on the date the amendment is approved by the stockholders of MRV Communications, Inc. (the “Company”).

1.  The second sentence of Section 4.01(a) of the Plan (relating to a 1,000,000 share limit on the number of shares issuable pursuant to restricted stock and certain other performance awards) is deleted.

2.   The first sentence of Section 6.02(b) of the Plan is amended to read as follows:

“The Exercise Price per share established under any Stock Appreciation Right granted under this Plan shall not be less than Fair Market Value on the date the Stock Appreciation Right is granted.”

3.  The following new sentence is added at the end of Section 6.03(b) of the Plan:

“Unless sooner terminated in accordance with this subsection (b) or the applicable Award Agreement, each outstanding Option and each outstanding Stock Appreciation Right shall terminate and be of no further force or effect on the 10th anniversary of the date such Option or Stock Appreciation Right is granted.”

4.  The following new Section 7.04 is added at the end of Article VII of the Plan in order to clarify that the Committee has authority to grant restricted stock unit awards under the Plan:

“Restricted Stock Units. In addition to or in lieu of issuing Restricted Shares, the Committee may grant restricted stock unit Awards pursuant to which (a) a participant will have a right to receive shares of Common Stock in the future subject to the satisfaction of specified service and/or performance conditions, and (b) the Company will issue shares of Common Stock to the participant in the future if the applicable conditions are satisfied. The terms and conditions of a restricted stock unit Award shall be determined by the Committee consistent with the provisions hereof applicable to Restricted Share Awards; provided, however, that the holder of a restricted stock unit Award shall have no right to vote the shares of Common Stock covered by the Award unless and until the Award becomes vested and such shares are issued.”

5.  The following new subsection (e) is added at the end of Section 8.01 of the Plan:

“Dividend Equivalents on Performance Awards.  Unless the Committee determines otherwise, no Dividend Equivalents shall accrue with respect to shares of Common Stock covered by a Performance Award; provided, however, that (i) any such Dividend Equivalents which do accrue shall not be paid or payable unless and until the corresponding shares covered by the Performance Award become vested, and (ii) any such Dividend Equivalents which do accrue shall be forfeited if and to the extent that the corresponding shares of Common Stock covered by the Performance Award do not become vested.”

6.  The last sentence of Section 11.01 of the Plan (relating to certain pricing modifications of outstanding awards) is amended to read as follows:

“Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the Purchase Price with respect to outstanding Options or the Exercise Price with respect to outstanding Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise or base price that is less than the Purchase Price or Exercise Price of the original Options or Stock

G-1

Appreciation Rights, unless and except to the extent any such amendment or cancellation and exchange transaction is approved the Company’s stockholders.”

7.  The following sentence is added at the end of Section 11.04 of the Plan (relating to permitted transfers of certain Plan awards):

“The Committee shall not permit Awards to be transferred for consideration pursuant to clause (a) of this Section 11.04.”

8.  The last sentence of Section 11.06 of the Plan (relating to certain amendments to outstanding Plan awards) is amended to read as follows:

“Notwithstanding the foregoing, no such surrender or substitution shall be permitted without the approval of the Company’s shareholders if such approval is required by the rules of any applicable stock exchange or by Section 11.01 of the Plan.”

IN WITNESS WHEREOF, the undersigned, acting pursuant to authority granted by the Board of Directors of the Company, has caused this Amendment to the MRV Communications, Inc. 2007 Omnibus Incentive Plan to be executed this [    ] day of [    ], 2012.

By:
Title:

G-2

000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0000149664_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Kenneth H. Traub 02 Robert M. Pons 03 Glenn Tongue MRV COMMUNICATIONS, INC. 20415 NORDHOFF STREET CHATSWORTH, CA 91311 ATTN: Legal Dept. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: For Against Abstain 2. Approve the sale of Interdata and the related stock purchase agreement. 3. Approve the sale of Alcadon-MRV AB and the related stock purchase agreement. 4. Authorize the Board of Directors to amend our amended and restated certificate of incorporation to effect a reverse stock split and reduce the authorized shares of Common Stock in the same ratio. 5. Approve an amendment to the Company's 2007 Omnibus Incentive Plan. 6. Conduct an advisory vote on the compensation of the named executive officers. 7. Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2012. NOTE: Act upon such other matters as may properly come before the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000149664_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Annual Report is/are available at www.proxyvote.com . MRV COMMUNICATIONS, INC. Annual Meeting of Stockholders October 11, 2012 9:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jennifer Hankes Painter and Barry R. Gorsun, as proxies, with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MRV COMMUNICATIONS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at offices of Fulbright & Jaworski L.L.P., located at 666 Fifth Avenue, New York, New York, 10103, on Thursday, October 11, 2012, at 9:00 a.m., EDT and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side